Filed Pursuant to Rule 497
Registration No. 333-202399

Terra Income Fund 6, Inc.

Maximum Offering of $1,000,000,000 of Common Stock

We are a specialty finance company that invests primarily in commercial real estate loans, preferred equity real estate investments and select commercial real estate-related debt securities of private companies. Our investment objectives are to pay attractive and stable cash distributions and to preserve, protect and return capital contributions to stockholders. We may also seek to realize growth in the value of our investments by timing their sale to maximize value. We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, and to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended. We are externally managed by Terra Income Advisors, LLC, our advisor, a private investment firm that is registered as an investment adviser with the Securities and Exchange Commission, or SEC. Our advisor is responsible for making investment decisions for our portfolio.

Through our affiliate, Terra Capital Markets, LLC, the dealer manager, we are offering up to $1,000,000,000 of our common stock in this offering at a current offering price of $10.90 per share. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 of our common stock. Because this is our initial public offering, there has been no public market for, or historical valuation of, our common stock. As of December 1, 2017, we have sold 7,777,545 shares of our common stock, including shares purchased by our sponsor, and excluding shares sold through the distribution reinvestment plan, in both an initial private placement and the public offering for gross proceeds of approximately $91.6 million.

We are offering our shares on a continuous basis at a current offering price of $10.90 per share; however, to the extent that our net asset value, or NAV, increases, we will sell at a price necessary to ensure shares are not sold at a price per share, after deducting selling commissions, broker-dealer fees and dealer manager fees, that is below our NAV per share. Once we have raised gross offering proceeds in excess of $125 million, or sooner in the sole discretion of our board of directors, in the event of a material decline in our NAV per share, which we consider to be a 2.5% decrease below our then-current net offering price, we will reduce our offering price to establish a new net offering price not more than 2.5% above our NAV per share. Persons who tender subscriptions for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a specified number of shares of common stock and, as a result, may receive fractional shares of our common stock. We intend to file post-effective amendments to the registration statement, of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years from the initial effective date of the registration statement, unless extended.

•	You should not expect to be able to sell your shares regardless of how we perform.
•	If you are able to sell your shares, you will likely receive less than your purchase price.
•	We do not intend to list our shares on any national securities exchange during or for a significant time after the end of the offering, and we do not expect a secondary market in the shares to develop.
•	We have implemented a share repurchase program, but only a limited number of shares are eligible for repurchase by us. In addition, any such repurchases will be at a price per share equal to the most recently disclosed NAV per share of our common stock immediately prior to the date of repurchase.
•	You should consider that you may not have access to the money you invest for an indefinite period of time.
•	An investment in our shares is not suitable for you if you need access to the money you invest. See “Share Repurchase Program,” “Suitability Standards” and “Liquidity Strategy.”
•	Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Distributions funded from a return of capital are not funded from our net profit. Any profits returned to stockholders through distributions will be distributed after payment of fees and expenses. As of December 1, 2017, a significant portion of the distributions paid to our stockholders constituted returns of capital.
•	Our distributions may be funded in significant part from the reimbursement of our expenses, including through the temporary waiver of investment advisory fees, which will be subject to repayment to our advisor. Significant portions of our distributions may not be based on our investment performance, and such waivers and reimbursements by our advisor may not continue in the future. The repayment of any amounts owed to our advisor will reduce the future distributions to which you would otherwise be entitled.

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

We are an “emerging growth company” under the federal securities laws and will be subject to reduced public company reporting requirements. Investing in our common stock involves a high degree of risk. You should purchase these securities only if you can afford a complete loss of your investment. See “Risk Factors” beginning on page 40 to read about the risks you should consider before buying shares of our common stock, including the risk of leverage.

An investment in our shares is not suitable for all investors. See “Suitability Standards” for information on the suitability standards that investors must meet in order to purchase shares of our common stock in this offering.

We will continue to issue shares of our common stock on a continuous basis in this offering. As a result, your ownership in us is subject to dilution. See “Risk Factors — Risks Related to an Investment in Our Common Stock.” This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 805 Third Avenue, 8th Floor, New York, NY 10022 or by calling us collect at (855) 858-0100 or by visiting our website at www.terrafund6.com. In addition, the contact information provided above may be used by you to make stockholder inquiries. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC, the Attorney General of the State of New York nor any state securities regulator has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. We have not been in the business described in this prospectus for at least three years; however, our affiliate, Terra Capital Partners, has been in the business of making investments in commercial real estate loans, preferred equity investments and certain real estate-related debt securities of private companies for approximately ten years. Except as specifically required by the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our common stock is not permitted.

	Per Share	Maximum Offering Amount
Price to Public(1)	$10.90	$1,000,000,000
Sales Load(2)	$0.60	$55,000,000
Net Proceeds (Before Expenses)(3)	$10.30	$945,000,000

(1)	Assumes all shares are sold at the current offering price of $10.90 per share, which is subject to adjustment based upon, among other things, our NAV per share.
(2)	“Sales Load” includes selling commissions of 3%, a dealer manager fee of 1.5% and a broker-dealer fee for marketing and expenses equal to up to 1% of the gross offering proceeds. Under certain circumstances as described in this prospectus, selling commissions, broker-dealer fees and the dealer manager fee may be reduced or waived. In addition to the sales load, the dealer manager will receive a servicing fee, which we previously referred to as the transaction charge, at annual rate of 1.125% of the most recently published NAV per share, payable annually, with respect to each share sold, on the anniversary of the applicable month of purchase. See “Prospectus Summary — Servicing Fee,” “Fees and Expenses” and “Plan of Distribution.”
(3)	We estimate that we will incur approximately $15,000,000 of offering-related expenses if the maximum number of shares is sold.

Because you will pay a sales load of up to 5.5% and offering expenses of up to 1.5%, for each $100 you invest in our shares and pay the full sales load, at least $93.00 but less than $94.50 of your investment will actually be used by us for investments. The amount available for investment by us will also be reduced by the servicing fee payable to the dealer manager. The servicing fee is recorded as expense on the statements of operations in the period in which it occurred. See “Plan of Distribution — Compensation of Dealer Manager and Selected Broker-Dealers.” Based on the current public offering price of $10.90, you would have to experience a total return on your investment of approximately 7.53% in order to recover these expenses. See “Estimated Use of Proceeds” on page 66.

The date of this prospectus is February 2, 2018.

TERRA CAPITAL MARKETS, LLC

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the SEC using a continuous offering process.

Periodically, as we make material investments or have other material developments, we will provide a prospectus supplement that may add, update or change information contained in this prospectus. We will endeavor to avoid interruptions in the continuous offering of up to $1,000,000,000 in shares of our common stock, including, to the extent permitted under the rules and regulations of the SEC, by filing an amendment to the registration statement with the SEC if our NAV declines more than 10% from our NAV as of the effective date of the registration statement. There can be no assurance, however, that our continuous offering will not be suspended while the SEC reviews such amendment, until the registration statement, as amended, is declared effective.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent or contradictory statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close.

You should rely only on the information contained in this prospectus. Neither we nor the dealer manager has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock.

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SUITABILITY STANDARDS

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for our shares, which means that it may be difficult for stockholders to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000 or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor: (i) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of (1) the fundamental risks of the investment, (2) the risk that such investor may lose his or her entire investment, (3) the lack of liquidity of the shares, (4) the background and qualifications of Terra Income Advisors and (5) the tax consequences of the investment.

We will not sell shares to investors residing in the states listed below unless they meet the special suitability standards:

Alabama — In addition to the suitability standards above, this investment will only be sold to Alabama residents that represent they have a liquid net worth of at least ten times their investment in this program and its affiliates.

California — In addition to the suitability standards noted above, a California investor’s total investment in us shall not exceed 10% of his or her net worth.

Idaho — Each investor who resides in the state of Idaho must have either (i) an annual income of $85,000 and a net worth of $85,000 or (ii) a liquid net worth of $300,000. Additionally, an Idaho investor’s investment in us and any affiliated non-traded business development companies shall not exceed 10% of his or her liquid net worth. For these purposes, liquid net worth is the portion of an investor’s net worth that is cash, cash equivalents and readily marketable securities.

Iowa — In addition to the suitability standards above, Iowa requires that each Iowa investor limit his or her investment in non-traded business development companies, including his or her investment in our common shares and in our affiliates, to a maximum of 10% of his or her liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities, as determined in conformity with generally acceptable accounting principles applicable in the United States.

Kansas — In addition to the suitability standards above, it is recommended by the Office of the Securities Commissioner that Kansas investors limit their aggregate investment in the securities of the issuer and other non-traded business development companies to not more than 10% of their liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities, as determined in conformity with generally acceptable accounting principles applicable in the United States.

Kentucky — In addition to the suitability standards above, no Kentucky investor shall invest, in the aggregate, more than 10% of his or her liquid net worth in our shares or in the shares of our non-publicly traded business development company affiliates.

Maine — In addition to the suitability standards above, the Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar non-traded business development companies not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts — In addition to the suitability standards above, Massachusetts investors may not invest over 10% of their liquid net worth in this offering and in other illiquid direct participation programs.

New Jersey — New Jersey investors must have either (i) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000 or (ii) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates and other non-publicly traded direct investment programs (including real estate investment trusts, business development programs, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.

New Mexico — In addition to the general suitability standards listed above, a New Mexico investor may not invest more than 10% of his or her liquid net worth in our common shares, in our affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

North Dakota — In addition to the suitability standards relating to net income and net worth, North Dakota investors must represent that they have a net worth of at least ten times their investment in us.

Ohio — In addition to the suitability standards above, the state of Ohio requires that each Ohio investor limit his or her investment in our shares of common stock, in our affiliates and in other non-traded business development companies to not more than 10% of his or her liquid net worth. Liquid net worth is that portion of an investor’s net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Oklahoma — In addition to the suitability standards above, purchases of our common shares by Oklahoma investors should not exceed 10% of their net worth (not including home, home furnishings and automobiles).

Oregon — In addition to the suitability standards above, the state of Oregon requires that each Oregon investor limit his or her investment in us and our affiliates to a maximum of 10% of his or her net worth.

Tennessee — In addition to meeting the general suitability standards stated above, Tennessee investors may not invest more than ten percent (10%) of their liquid net worth (exclusive of home, home furnishings and automobiles) in this offering or any follow-on offering of this offering. In addition, it is recommended that a Tennessee investor’s aggregate investment in this offering and in similar direct participation program investments not exceed 10% of his or her net worth (exclusive of home, home furnishings and automobiles).

For additional information on the suitability standards that investors must meet in order to purchase shares of our common stock in this offering, see “Suitability Standards.”

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in our common stock.

Unless otherwise noted, the terms “we,” “us,” “our,” and the “Company” refer to Terra Income Fund 6, Inc. In addition, the terms “Terra Income Advisors”, “our advisor” and “Adviser” refer to Terra Income Advisors, LLC, “Terra Capital Markets” and the “dealer manager” refer to Terra Capital Markets, LLC, “Terra Capital Partners” and “our sponsor” refer to Terra Capital Partners, LLC and the term “Terra Income Funds” refers to Terra Secured Income Fund, LLC, Terra Secured Income Fund 2, LLC, Terra Secured Income Fund 3, LLC, Terra Secured Income Fund 4, LLC, Terra Secured Income Fund 5, LLC, Terra Secured Income Fund 5 International, Terra Income Fund International and Terra Secured Income Fund 7, LLC.

Terra Income Fund 6, Inc.

We were formed on May 15, 2013 and commenced operations on June 24, 2015, the date on which we satisfied the minimum offering requirement in this offering. We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. As such, we are required to comply with certain regulatory requirements. See “Regulation.” We are externally managed by our advisor, Terra Income Advisors, LLC, a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Our advisor is responsible for identifying, evaluating and negotiating the structure of our investments and making investment decisions on our behalf, according to asset allocation and other guidelines set by our board of directors. In addition, we elected to be taxed for federal income tax purposes for our taxable year ended September 30, 2015, and intend to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

Investment Objectives and Strategy

Our primary investment objectives are:

•	to pay attractive and stable cash distributions; and
•	to preserve, protect and return capital contributions to stockholders.

We also seek to realize growth in the value of our investments by timing their sale to maximize value.

Our investment strategy is to use substantially all of the proceeds of this offering to originate and manage a diversified portfolio consisting of (i) commercial real estate loans to U.S. companies qualifying as eligible portfolio companies under the 1940 Act and (ii) preferred equity real estate investments in U.S. companies qualifying as eligible portfolio companies under the 1940 Act; provided, however, we are not a “diversified company” as defined by the 1940 Act. We may also purchase other select commercial real estate-related debt securities, such as commercial mortgage-backed securities, or CMBS, or collateralized debt obligations, or CDOs; provided, however, that we will select all investments after considering our ability to maintain our qualification to be taxed as a RIC.

We seek to structure, acquire and maintain a portfolio of investments that generate a stable income stream to enable us to pay attractive and consistent cash distributions to our stockholders. We directly structure, underwrite and originate most of our investments, as we believe that doing so will provide us with the best opportunity to invest in loans that satisfy our standards, establish a direct relationship with the borrower and optimize the terms of our investments; however, we may acquire existing loans from the originating lender should our advisor determine such an investment is in our best interest. We may hold our investments until their scheduled maturity dates or may sell them if we are able to command favorable terms for their disposition. We may also seek to realize growth in the value of our investments by timing their sale to maximize value. We believe that our investment strategy allows us to pay attractive and stable cash distributions to our stockholders and to preserve, protect and return our stockholders’ capital contributions, consistent with our investment objectives.

Our advisor’s management team has extensive experience in originating, acquiring, structuring, managing and disposing of real estate-related loans similar to the types of loans in which we intend to invest. In order to meet our investment objectives, we generally seek to follow the following investment criteria:

•	focus primarily on the origination of new loans;
•	focus on loans backed by properties in the United States;
•	invest primarily in fixed rate rather than floating rate loans, but we reserve the right to make debt investments that bear interest at a floating rate;
•	invest in loans expected to be repaid within one to five years;
•	maximize current income;
•	lend to creditworthy borrowers;
•	lend on properties that are expected to generate sustainable cash flow;
•	maximize diversification by property type, geographic location, tenancy and borrower;
•	source off-market transactions; and
•	hold investments until maturity unless, in our advisor’s judgment, market conditions warrant earlier disposition.

While the size of each of our investments generally ranges between $3 million and $20 million, our investments ultimately be at the discretion of our advisor, subject to oversight by our board of directors. Prior to raising substantial capital, we may make smaller investments and invest a larger portion of our capital base in cash and cash items (including receivables) and U.S. government securities to enable us to acquire assets that meet our desired investment profile and to meet certain RIC qualification requirements under the Code.

To enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of our advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. See “Risk Factors — Risks Related to Debt Financing” for a discussion of the risks inherent in employing leverage.

About Our Advisor

Our advisor is a subsidiary of our sponsor, Terra Capital Partners, a New York-based real estate capital management firm that has been in the business of making investments in commercial real estate loans, preferred equity investments and certain real estate-related debt securities of private companies for approximately ten years. See “— About Terra Capital Partners.” Our advisor is registered as an investment adviser with the SEC under the Advisers Act and is led by the same personnel that form the investment and operations team of our sponsor. See “Management,” “Risk Factors — Risks Related to Our Advisor and Its Affiliates” and “Certain Relationships and Related Party Transactions.”

In accordance with the investment advisory and administrative services agreement between us and our advisor, or the advisory agreement, the management of our investment portfolio is the responsibility of our advisor and its executive officers. The investment committee of our advisor will approve each new investment that we make. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and, beginning with the second anniversary of the date of the advisory agreement, our board of directors will annually review the compensation we pay to our advisor and its performance during the preceding 12 months to determine whether the compensation paid to our advisor is reasonable in relation to the nature and quality of the services performed, and whether the provisions of the advisory agreement are carried out. See “Investment Advisory and Administrative Services Agreement.”

About Terra Capital Partners

Terra Capital Partners, our sponsor and the parent company of our advisor, is a real estate finance and investment firm based in New York City that focuses primarily on the origination and management of mezzanine loans, as well as first mortgage loans, bridge loans and preferred equity investments in all major property types. Since its formation in 2001 and its commencement of operations in 2002, our sponsor has been engaged in providing financing on commercial properties of all major property types throughout the U.S. In the lead up to the global financial crisis in 2007, believing that the risks associated with commercial real estate markets had grown out of proportion to the potential returns from such markets, our sponsor sold 100% of its interest in its portfolio. It was not until mid-2009, after its assessment that commercial mortgage markets would begin a period of stabilization and growth, that our sponsor began to sponsor new investment vehicles, to again provide debt capital to commercial real estate markets. The financings provided by vehicles managed by our sponsor have been secured by approximately 11.0 million square feet of office properties, 5.5 million square feet of land, 3.4 million square feet of retail properties, 3.8 million square feet of industrial properties, 3,828 hotel rooms and 23,674 apartment units. The value of the properties underlying this capital was approximately $6.3 billion based on appraised values as of the closing dates. None of the financings extended by our sponsor and its affiliates have required foreclosure or suffered any loss of principal. In addition to its extensive experience originating and managing debt financings, our sponsor and its affiliates have owned and operated over six million square feet of office and industrial space between 2005 and 2007, and this operational experience further informs its robust origination and underwriting standards and would be beneficial should our advisor need to foreclose on a property underlying a financing. As of the date of this prospectus, our sponsor and its affiliates employed 33 persons.

Our sponsor, led by its chief executive officer, Bruce D. Batkin, and its chairman, Simon J. Mildé, is owned and operated by highly experienced real estate, finance and securities professionals. Members of our sponsor’s management team have broad based, long-term relationships with major financial institutions, property owners and commercial real estate service providers. They have worked together as a team for 15 years, building on their prior experience in commercial real estate investment, finance, development and asset management. They have held leadership roles at many of the top international real estate and investment banking firms, including Jones Lang Wootton (formerly Jones Lang LaSalle Incorporated and now JLL), Merrill Lynch, Donaldson, Lufkin and Jenrette Securities Corporation (now Credit Suisse (USA) Inc.) and ABN Amro Bank N.V. We believe that the active and substantial ongoing participation of our sponsor in the real estate finance market, and the depth of experience and disciplined investment approach of its management team will allow our advisor to successfully execute our investment strategy.

Terra Private Funds

Through its affiliates, our sponsor has managed the operations of multiple private real estate investment funds, which we refer to collectively as the “Terra private funds” and each, a “Terra private fund,” which were formed to originate, acquire and manage real estate-related loans, including mezzanine loans, first and second mortgage loans, subordinated mortgage loans, bridge loans, preferred equity investments and other loans related to high quality commercial real estate in the United States.

Our sponsor was formed in 2001 and commenced operations in 2002 and acted as investment manager for the first Terra private fund in 2003. As a result, our sponsor has extensive experience in originating, acquiring and managing investments of the type we make, in all types of real estate financial markets and all phases of the economic cycle. We capitalize on the expertise that our sponsor has developed during economic expansions, peaks, contractions, troughs and recoveries. We rely on the experience that its management has in determining when to enter and exit certain real estate-related investments based on market and economic conditions and future economic prospects. For further discussion of the Terra private funds, see “Management — Terra Private Funds.”

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. The following are some of the risks associated with an investment in our shares:

•	This may be considered a “blind pool” offering because an investor may not have the opportunity to evaluate historical data or assess future investments prior to purchasing our shares.
•	Prior to raising substantial capital, we may be required to keep a significant portion of our offering proceeds in cash and cash items (including receivables) and U.S. government securities to enable us to acquire assets that meet our desired investment profile and to meet certain RIC qualification requirements. As a result, until we have raised substantial capital, your return may be lower due to the lower rates available on cash and cash items and U.S. government securities.
•	Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, you may not be able to sell your shares.
•	We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
•	We invest in securities that are rated below investment grade by rating agencies or that would likely be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.
•	We have elected to be taxed as a RIC for federal income tax purposes but may fail to maintain such qualification. Such failure would subject us to federal corporate income tax on our taxable income (which would not be reduced by dividends we distribute), which would have a material adverse effect on our financial performance.
•	We may pay distributions from offering proceeds, borrowings, the sales of assets or expense support payments or fee waivers from our advisor that are subject to reimbursement, to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions. We have not established limits on the amount of funds we may use from net offering proceeds or borrowings to make distributions.
•	Concerns over U.S. fiscal policy could have a material adverse effect on our business, financial condition and results of operations.
•	An investment strategy focused primarily on privately held real estate companies presents certain challenges, including the lack of available information about these companies.
•	A lack of liquidity in certain of our investments may adversely affect our business.
•	Our advisor has limited experience managing a publicly registered company, a BDC or a RIC and may not be able to successfully operate our business or achieve our investment objectives.
•	There is a risk that investors in our common stock may not receive distributions or that our distributions will not grow over time.
•	We may suspend or terminate our share repurchase program at any time.
•	Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our continuous public offering. Therefore, it is possible that a portion of the distributions that we make will represent a return of capital to you for tax purposes. Distributions funded from a return of capital are not funded from our net profit. As of December 1, 2017, a significant portion of the distributions paid to our stockholders constituted returns of capital.
•	Because we must distribute at least 90% of our investment company taxable income (generally, net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses) in order to satisfy the annual distribution requirement to maintain our qualification to be taxed as a RIC, we will be unable to use those funds to make new investments. As a result, we will likely need to continually raise cash or borrow to fund new investments that we would otherwise acquire using the taxable income that we are required to distribute. At times, the sources and terms of funding may not be available to us on acceptable terms, if at all.
•	We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.

•	A significant portion of our portfolio is recorded at fair value as determined in good faith by our board of directors and, as a result, there is uncertainty as to the value of our portfolio investments.
•	We invest primarily in commercial real estate loans and other loans related to or secured by commercial real estate in the United States. The collateral securing these investments may decrease in value or lose substantial value over time, which may lead to a loss in principal.
•	The potential for our advisor to earn incentive fees under the advisory agreement may create an incentive for it to recommend investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on gross assets, our advisor may have an incentive to increase portfolio leverage in order to earn higher base management fees.
•	This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.
•	Our advisor and its affiliates face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner, but which may result in actions that are not in our stockholders’ best interests.
•	The purchase price at which you purchase shares will be determined at each semi-monthly closing date. As a result, such purchase price may be higher than the prior semi-monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior semi-monthly closing price.
•	We expect to borrow funds to make future investments. As a result, we would be exposed to the risks of borrowing, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities.
•	A stockholders’ interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.
•	Our board of directors may change our operating policies, objectives or strategies without prior notice or stockholder approval, the effects of which may be adverse.

See “Risk Factors” beginning on page 40 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Market Opportunities

The opportunity for alternative commercial real estate lenders is the direct result of (i) limited supply of commercial real estate debt from banks and securitized lenders due to regulations implemented since the last recession and (ii) strong demand for commercial real estate financing. New regulations, particularly those imposed by Basel III and the Dodd-Frank Act, have reduced the availability of commercial real estate debt capital from regulated institutions and the CMBS market. At the same time, demand for commercial real estate debt in the U.S. has been supported by strong economic fundamentals, including employment gains, low inflation and positive gross domestic product growth, while new construction of commercial real estate has been limited relative to historical averages. These fundamentals, as well as abundant domestic and international commercial real estate equity capital available for U.S. commercial real estate, create an opportunity for providers of commercial real estate debt to finance property acquisition, refinancing and development.

Stricter Underwriting from a Reduced Number of Banks

Fallout from the 2008 recession has reduced the number of U.S. commercial banks by approximately 25% through a combination of consolidation, failure or overall balance sheet reduction. According to a survey conducted by the Federal Reserve, in January 2017, despite positive fundamentals in commercial real estate property, the net percentage of domestic respondents reporting tightening standards for commercial real estate loans was the highest since 2009, indicating that the opportunity for alternative providers of commercial real estate debt capital will likely increase.

Overall CMBS Market Well Below Peak

In addition, enhanced risk-retention requirements for CMBS have increased securitization costs and limited competition from CMBS lenders. This has led to a decrease in CMBS securitizations and issuances that have failed to recover to previous levels, from a peak of $229 billion in 2007 to $76 billion in 2016. Risk retention requirements went into effect on December 24, 2016. A survey of industry professionals published in the market publication Commercial Mortgage Alert has predicted issuance of $75 billion for 2017, indicating an opportunity for additional providers of commercial real estate debt capital to continue to fill a supply gap.

Lack of Supply of CMBS Debt for Transitional Properties

As a result of the same regulatory constraints impacting the entire CMBS market, floating-rate CMBS effectively disappeared from the marketplace from a peak of $27 billion in 2006. These transactions have historically been secured by transitional properties, similar to many of the loan opportunities that we intend to pursue. Since 2008, floating-rate CMBS issuance was under $2 billion every year other than 2014, as illustrated by the following table, we believe there is a meaningful void for alternative commercial real estate debt capital providers to fill, a trend we expect to continue.

Historical Commercial Real Estate Floating-Rate CMBS Issuance ($ Billions)
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
Short Term Floating-Rate CMBS Issuance
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Floating-Rate Issuance as a % of Total CMBS Issuance
$19.0
$27.6
$20.9
$0.0
$0.0
$0.0
$1.4
$1.1
$1.5
$5.6
$1.8
$1.2
$1.6
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Short Term Floating-Rate CMBS Issuance
Floating-Rate Issuance as a % of Total CMBS Issuance

(1)	Data is YTD through September 2017

Source: Commercial Mortgage Alert, September 2017.

Supply of Debt Capital Constrained by Regulatory Environment

The Dodd-Frank Act and Basel III have specific provisions targeting commercial real estate debt that have implemented risk-retention requirements for CMBS (in the case of the Dodd-Frank Act) and required higher bank capital charges on certain types of commercial real estate loans (in the case of Basel III). The two primary consequences of these regulations, the goals of which are to reduce the risk from commercial real estate in the banking system, have been to reduce the scope of lending from banks and other regulated financial institutions and to increase the costs for those institutions to provide commercial real estate debt.

Although the regulatory environment will continue to evolve over time, we believe that much of the substantive components of Dodd-Frank and Basel III will continue, and adjustments, if any, will be implemented only over a period of many years (much like the current regulations themselves). We expect that banks and CMBS lenders will continue to predominantly focus on stabilized properties at lower leverage points. As a result, we do not expect the size and breadth of the market opportunity to have significant near-term legislative risk.

Increased Market Share for Alternative Lenders

Non-bank lenders have historically had the advantage of flexibility and execution speed over competing bank and CMBS lenders. With the addition of increased regulatory scrutiny and tightening underwriting standards, the competitive advantage of alternative providers of commercial real estate where debt capital has further increased, particularly for non-stabilized properties and new property development, here borrowers increasingly focus on speed and certainty of execution.

This is evident in the fact that the market share of alternative lenders (financial and private/other companies, excluding banks, CMBS, insurance companies, and government agencies) has significantly increased. While alternative lenders made up approximately 5% of the market in 2009, that figure has doubled to approximately 10% in each of the last three years. With an estimated 2017 commercial real estate mortgage origination volume of $537 billion per the Mortgage Bankers Association, this would represent a market share of over $50 billion for alternative lenders.

Stronger Real Estate Fundamentals Drive Transaction Volume

Historical commercial real estate transaction volume has increased to near pre-recession levels, driven by both the strength of commercial real estate fundamentals and the abundance of capital, particularly non-domestic, seeking commercial real estate investment opportunities. In fact, excluding entity purchases, the volume of portfolio and individual property transactions has already exceeded the pre-recession peak. Although the total volume decreased from 2015 to 2016, we believe this represents a return to equilibrium, and overall stability in property values, following several years of relative inactivity.

Unlike the years prior to the last recession, the abundant transaction volume has not eroded lender credit metrics. Comparing loan-to-value, debt yield, and debt service coverage ratio from 2008 to 2016 indicates stricter underwriting standards than at the peak of the previous cycle. This is a result of both increased conservatism on the part of regulated financial institutions and greater discipline on the part of non-bank alternative lenders.

Comparative Commercial Real Estate Loan Metrics(1)

Metric	2008 Average	2016 Average
Loan-to-value	67.0%	63.0%
Debt service coverage ratio	1.29x	1.66x
Debt yield	10.1%	10.2%

(1)	Based on independent reports of properties and portfolios $2.5 million and greater. Includes office, retail, industrial and hotel properties

Source: Real Capital Analytics, December 2016

The combination of strong property fundamentals, stabilizing transaction volume, disciplined credit metrics and an overall lack of supply of commercial real estate debt should create significant opportunities for us to deploy capital.

Targeted Investments

Real Estate-Related Loans

We originate, acquire, fund and structure real estate-related loans, including first and second mortgage loans, mezzanine loans, bridge loans, convertible mortgages and other loans related to high-quality commercial real estate in the U.S. We may also acquire some equity participations in the underlying collateral of such loans. We structure, underwrite and originate most if not all of our investments. We use what we consider to be conservative underwriting criteria, and our underwriting process involves comprehensive financial, structural, operational and legal due diligence to assess the risks of investments so that we can optimize pricing and structuring. By originating loans directly, we are able to structure and underwrite loans that satisfy our standards, establish a direct relationship with the borrower and utilize our own documentation. Described below are some of the types of loans we own and may originate.

Mezzanine Loans.  These are loans secured by ownership interests in an entity that owns commercial real estate and generally finance the acquisition, refinancing, rehabilitation or construction of commercial real estate. Mezzanine loans may be either short-term (one-to-five year) or long-term (up to 10-year) and may be fixed or floating rate. We may originate mezzanine loans backed by high-quality properties in the U.S. that fit our investment strategy. We may own such mezzanine loans directly or we may hold a participation in a mezzanine loan or a sub-participation in a mezzanine loan. These loans are predominantly current-pay loans (although there may be a portion of the interest that accrues) and may provide for participation in the value or cash flow appreciation of the underlying property as described below. We invest in mezzanine loans with loan-to-value ratios ranging from 60% to 80%. With the credit market disruption and resulting dearth of capital available in this part of the capital structure, we believe that the opportunities to both directly originate and to buy mezzanine loans from third-parties on favorable terms will continue to be attractive.

Preferred Equity Investments.  These are investments in preferred membership interests in an entity that owns commercial real estate and generally finance the acquisition, refinancing, rehabilitation or construction of commercial real estate. These investments are expected to have similar characteristics to and returns as mezzanine loans.

Subordinated Mortgage Loans (B-notes).  B-notes include structurally subordinated first mortgage loans and junior participations in first mortgage loans or participations in these types of assets. Like first mortgage loans, these loans generally finance the acquisition, refinancing, rehabilitation or construction of commercial real estate. B-notes may be either short-term (one-to-five year) or long-term (up to 10-year), may be fixed or floating rate and are predominantly current-pay loans. We may originate current-pay B-notes backed by high-quality properties in the U.S. that fit our investment strategy. We may create B-notes by tranching our directly originated first mortgage loans generally through syndications of senior first mortgages, or buy such assets directly from third-party originators. Due to the current credit market disruption and resulting dearth of capital available in this part of the capital structure, we believe that the opportunities to both directly originate and to buy B-notes from third-parties on favorable terms will continue to be attractive.

Investors in B-notes are compensated for the increased risk of such assets from a pricing perspective but still benefit from a lien on the related property. Investors typically receive principal and interest payments at the same time as senior debt unless a default occurs, in which case these payments are made only after any senior debt is made whole. Rights of holders of B-notes are usually governed by participation and other agreements that, subject to certain limitations, typically provide the holders of subordinated positions of the mortgage loan with the ability to cure certain defaults and control certain decisions of holders of senior debt secured by the same properties (or otherwise exercise the right to purchase the senior debt), which provides for additional downside protection and higher recoveries.

Bridge Loans.  We offer bridge financing products to borrowers who are typically seeking short-term capital to be used in an acquisition, development or refinancing of a given property. From the borrower’s perspective, shorter term bridge financing is advantageous because it allows time to improve the property value through repositioning without encumbering it with restrictive long-term debt. The terms of these loans generally do not exceed three years. Bridge loans may be structured as mezzanine loans, preferred equity or first mortgages.

First Mortgage Loans.  These loans generally finance the acquisition, refinancing, rehabilitation or construction of commercial real estate. First mortgage loans may be either short-term (one-to-five year) or long-term (up to 10-year), may be fixed or floating rate and are predominantly current-pay loans. We originate current-pay first mortgage loans backed by high-quality properties in the U.S. that fit our investment strategy. We selectively syndicate portions of these loans, including senior or junior participations that will effectively provide permanent financing or optimize returns which may include retained origination fees.

First mortgages provide for a higher recovery rate and lower defaults than other debt positions due to the lender’s senior position. However, such loans typically generate lower returns than subordinate debt such as mezzanine loans or B-notes.

Convertible Mortgages.  Convertible mortgages are similar to equity participations (as described below). We may invest in or originate a convertible mortgage if our advisor concludes that we may benefit from the cash flow or any appreciation in the value of the subject property.

Equity Participations.  In connection with our loan origination activities, we may pursue equity participation opportunities, or interests in the projects being financed, in instances when we believe that the risk-reward characteristics of the loan merit additional upside participation because of the possibility of appreciation in value of the underlying assets securing the loan. Equity participations can be paid in the form of additional interest, exit fees or warrants in the borrower. Equity participation can also take the form of a conversion feature, permitting the lender to convert a loan or preferred equity investment into equity in the borrower at a negotiated premium to the current net asset value of the borrower. We expect to be able to obtain equity participations in certain instances where the loan collateral consists of an asset that is being repositioned, expanded or improved in some fashion which is anticipated to improve future cash flow. In such case, the borrower may wish to defer some portion of the debt service or obtain higher leverage than might be merited by the pricing and leverage level based on historical performance of the underlying asset. We would generate additional revenues from these equity participations as a result of excess cash flows being distributed or as appreciated properties are sold or refinanced.

Other Real Estate-Related Investments.  Our advisor has the right to invest in other real estate-related investments, which may include CMBS or other real estate debt or equity securities, so long as such investments do not constitute more than 15% of our assets. Certain of our real estate-related loans require the borrower to make payments of principal on the fully committed principal amount of the loan regardless of whether the full loan amount is outstanding.

Characteristics of and Risks Related to Investments in Private Companies

We invest primarily in the debt and preferred equity of privately held real estate companies within the United States. Investments in private companies generally pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet their obligations under their credit agreements or instruments. Second, the investments themselves may often be illiquid. The securities of many of the companies in which we invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity. These investments also may be difficult to value because little public information generally exists about private companies. We must therefore rely on the ability of our advisor to obtain adequate information through its due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules and regulations that govern public companies that are designed to protect investors.

Investment Limitations

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we generally are not permitted to co-invest with certain entities affiliated with our advisor in transactions originated by it or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside our advisor or its affiliates in accordance with existing regulatory guidance and the allocation policies of our advisor and its affiliates, as applicable. However, we are permitted to, and may, co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point.

The SEC has granted us exemptive relief from the provisions of Sections 17(d) and 57(a)(4) of the 1940 Act, thereby permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of our advisor, which we refer to as the “Co-Investment Affiliates,” including the Terra Income Funds; Terra Property Trust, Inc., or Terra REIT, a subsidiary of Terra Secured Income Fund 5, LLC, or TSIF 5; and any future BDC or closed-end management investment company that is registered under the 1940 Act and is advised by our advisor or its affiliated investment advisers. However, we will be prohibited from engaging in certain transactions with our affiliates even under the terms of this exemptive order. We believe the relief granted to us under this exemptive order may not only enhance our ability to further our investment objectives and strategies, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our Co-Investment Affiliates, than would be available to us in the absence of such relief.

Plan of Distribution

This is a continuous offering of up to $1,000,000,000 in shares of our common stock as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement, of which this prospectus is a part that are subject to SEC review, to allow us to continue this offering for at least two years from the initial effective date of the registration statement unless extended. On April 20, 2017, our board of directors extended the term of our offering by an additional year. This offering is expected to terminate on April 20, 2018, unless extended by our board of directors as permitted under applicable law and regulations. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of shares but intends to use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000.

We are offering our shares on a continuous basis at a current offering price of $10.90 per share. However, to the extent that our NAV increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deducting selling commissions, broker-dealer fees and dealer manager fees, that is below our NAV per share. Once we have raised gross offering proceeds in excess of $125 million, or sooner in the sole discretion of our board of directors, in the event of a material decline in our NAV per share, which we consider to be a 2.5% decrease below our then-current net offering price, we will reduce our offering price to establish a new net offering price not more than 2.5% above our NAV per share. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.terrafund6.com.

Terra Capital Markets acts as the dealer manager in connection with the sale of shares registered in this offering. It was formed in 2002 and is an affiliate of our advisor. The dealer manager is entitled to compensation in connection with this offering. On April 19, 2016, our board of directors approved the amended dealer manager agreement. Under the terms of the amended dealer manager agreement, the dealer manager is expected to receive selling commissions, dealer manager fees and broker-dealer fees of 3%, 1.5% and 1%, respectively, of gross proceeds from the offering, all or a portion of which may be re-allowed to selected broker-dealers for marketing and expenses. On September 30, 2017, we adopted the servicing plan and the second amended dealer manager agreement, which revised the terms of the servicing fee (which was previously referred to as a transaction charge). Pursuant to the servicing plan, the dealer manager receives a servicing fee at an annual rate of 1.125% of the most recently published NAV per share of our common stock, excluding shares sold through our distribution reinvestment plan, in exchange for providing certain administrative support services. With respect to each share sold, the servicing fee will be payable annually on the anniversary of the applicable month of purchase. The dealer manager, in its discretion, may re-allow a portion of such servicing fee to participating dealers for performing certain administrative support services. See “Plan of Distribution — Compensation of Dealer Manager and Selected Broker-Dealers.”

The servicing plan will remain in effect for so long as such continuance is approved quarterly by the board of directors, including a majority of our directors who are not “interested persons” as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the servicing plan or in any agreements entered into in connection therewith. In addition, the board of directors will review all payments made pursuant to the servicing plan at least quarterly. We will no longer incur the annual servicing fee upon the earlier of (i) the date the aggregate underwriting compensation from all sources, including selling commissions, dealer manager fees, broker-dealer fees, and servicing fees would exceed 10% of the gross proceeds in this offering, (ii) with respect to a specific share, the date that such share is redeemed or is no longer outstanding, and (iii) the date, if any, upon which a liquidity event occurs. In connection with the adoptions of the servicing plan and the second amended dealer manager agreement, we reduced the previously recorded transaction charges by $3.2 million.

Capital Contribution by Our Sponsor

Pursuant to an initial capitalization and subsequent private placement, our sponsor purchased an aggregate of $175,000 of shares of our common stock at $9.00 per share, which price represented the previous initial public offering price of $10.00 per share, net of selling commissions, broker-dealer fees and dealer manager fees. On February 25, 2015, our board of directors determined to change the initial offering price from $10.00 per share to $12.50 per share. As a result, on February 26, 2015, we effected a reverse stock split to account for the change in our offering price since the initial contribution from our sponsor. As such, all share references and equity transaction pricing elsewhere in this prospectus reflect this reverse stock split. On May 1, 2015, our sponsor purchased an additional $275,000 of shares of our common stock from this offering at $11.25 per share, representing our then-current offering price of $12.50 per share, net of selling commissions, broker-dealer fees and dealer manager fees. As a result, gross offering proceeds of $450,000 were immediately available to us as of May 1, 2015. The gross offering proceeds from this purchase were included for purposes of determining that we satisfied our minimum offering requirements. See “Plan of Distribution.”

Suitability Standards

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for our shares, which means that it may be difficult for stockholders to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of (1) the fundamental risks of the investment, (2) the risk that such investor may lose his or her entire investment, (3) the lack of liquidity of the shares, (4) the background and qualifications of our advisor and (5) the tax consequences of the investment.

For additional information, including special suitability standards for residents of certain states, see “Suitability Standards.”

How to Subscribe

Investors who meet the suitability standards described in this prospectus may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Read this entire prospectus and any appendices and supplements accompanying this prospectus.
•	Complete the execution copy of the subscription agreement provided by your financial representative. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.

•	Deliver a check for the full purchase price of the shares of our common stock being subscribed for, along with the completed subscription agreement, to the selected broker-dealer or registered investment adviser. You should make your check payable to “UMB Bank, N.A., as agent for Terra Income Fund 6, Inc.”
•	By executing the subscription agreement and paying the total purchase price for the shares of our common stock subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.

We will accept subscriptions twice each month: (i) on the first business day following the 15th day of each month and (ii) on the last business day of each month. In addition, our board of directors may determine to schedule additional or alternative closing dates for the acceptance of subscriptions, in its discretion and consistent with the requirements of the 1940 Act. Shares issued pursuant to our distribution reinvestment plan typically will be issued on the same date that we make our cash distributions. In addition, in months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold the first of our two semi-monthly closings for the sale of shares in this offering.

Subscriptions will be effective only upon our acceptance and we reserve the right to reject any subscription in whole or in part. Subscriptions generally will be accepted or rejected within 15 days of receipt by us and, if rejected, all funds (without interest) will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive a final prospectus.

An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

Estimated Use of Proceeds

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in our targeted assets in accordance with our investment objectives and using the strategies described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes, including the payment of operating expenses. We have not established limits on the use of proceeds from this offering or the amount of funds we may use from available sources to make distributions to our stockholders; however, pursuant to Section 19 of the 1940 Act we are prohibited from paying distributions from offering proceeds except under certain circumstances. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives or allocate our portfolio among various issuers. Pending investment of the remaining net proceeds raised in this offering, we intend to invest the net proceeds primarily in cash, cash equivalents or short-term securities consistent with our BDC election and our election to be taxed as a RIC. See “Estimated Use of Proceeds.”

Distributions

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a monthly or quarterly basis, and to aggregate and pay such distributions on a monthly basis. We will calculate each stockholder’s specific distribution amount for the period using daily record dates, and each stockholder’s distributions will begin to accrue on the date we accept such stockholder’s subscription for shares of our common stock. From time to time at the discretion of our board of directors, we may also pay special interim distributions in the form of cash or shares of our common stock. For example, our board of directors may periodically authorize stock dividends in order to reduce our NAV per share if necessary to ensure, in compliance with the 1940 Act, that we do not sell shares at a price per share that is below our NAV per share after deducting selling commissions, broker-dealer fees and dealer manager fees.

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends, other distributions paid to us on account of preferred and common equity investments in portfolio companies or expense support payments or fee waivers from our advisor that are subject to reimbursement. We have not established limits on the amount of funds we may use from available sources to make distributions; however, pursuant to Section 19 of the 1940 Act we are prohibited from paying distributions from offering proceeds except under certain circumstances. During certain periods, our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our continuous public offering of common stock. As a result, it is possible that a portion of the distributions we make will represent a return of capital. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering and our operations, including any fees payable to our advisor. Each year a statement on Form 1099-DIV identifying the source of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, or a return of paid-in capital surplus, which is a nontaxable distribution) will be mailed to our stockholders. See “Certain U.S. Federal Income Tax Considerations.” There can be no assurance that we will be able to pay distributions at a specific rate or at all.

We intend to make our ordinary distributions in the form of cash legally available for distribution unless stockholders elect to reinvest their distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under our distribution reinvestment plan will nevertheless remain taxable to a U.S. stockholder. If a stockholder holds shares in the name of a broker or financial intermediary, he or she should contact the broker or financial intermediary regarding his or her election to reinvest distributions in additional shares of our common stock under our distribution reinvestment plan.

The following table reflects our distributions for the fiscal years ended September 30, 2017, 2016 and 2015:

Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
Year Ended September 30, 2017
October 20, 2016	October 31, 2016	$0.002733	$237,090	$123,938	$361,028
November 20, 2016	November 30, 2016	0.002733	242,959	123,376	366,335
December 20, 2016	December 31, 2016	0.002733	264,315	132,250	396,565
January 20, 2017	January 31, 2017	0.002389	245,151	120,219	365,370
February 20, 2017	February 28, 2017	0.002389	229,907	113,350	343,257
March 20, 2017	March 31, 2017	0.002389	269,633	130,692	400,325
April 20, 2017	April 30, 2017	0.002389	274,065	136,743	410,808
May 20, 2017	May 31, 2017	0.002389	296,817	151,121	447,938
June 20, 2017	June 30, 2017	0.002389	311,708	153,637	465,345
July 20, 2017	July 31, 2017	0.002389	335,112	164,935	500,047
August 20, 2017	August 31, 2017	0.002389	346,753	172,852	519,605
September 20, 2017	September 30, 2017	0.002389	349,401	173,170	522,571
			$3,402,911	$1,696,283	$5,099,194

Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
Year Ended September 30, 2016
October 20, 2015	October 31, 2015	$0.002740	$56,467	$27,330	$83,797
November 20, 2015	November 30, 2015	$0.002740	66,042	37,026	103,068
December 20, 2015	December 31, 2015	$0.002740	85,246	49,294	134,540
January 20, 2016	January 31, 2016	$0.002733	104,209	61,892	166,101
February 20, 2016	February 29, 2016	$0.002733	109,923	66,508	176,431
March 20, 2016	March 31, 2016	$0.002733	122,410	74,913	197,323
April 20, 2016	April 30, 2016	$0.002733	120,402	71,051	191,453
May 20, 2016	May 31, 2016	$0.002733	137,203	80,646	217,849
June 20, 2016	June 30, 2016	$0.002733	164,498	96,964	261,462
July 20, 2016	July 31, 2016	$0.002733	186,208	112,114	298,322
August 20, 2016	August 31, 2016	$0.002733	201,876	116,537	318,413
September 20, 2016	September 30, 2016	$0.002733	209,254	116,629	325,883
			$1,563,738	$910,904	$2,474,642

Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
Year Ended September 30, 2015
July 20, 2015	July 31, 2015	$0.002740	$21,319	$4,764	$26,083
August 24, 2015	August 31, 2015	$0.002740	27,463	8,554	36,017
September 24, 2015	September 30, 2015	$0.002740	42,757	20,283	63,040
			$91,539	$33,601	$125,140

As of December 1, 2017, a significant portion of the distributions paid to our stockholders constituted returns of capital. The following table reflects, for tax purposes, the estimated sources of the cash distributions that we have paid on its common stock during the years ended September 30, 2017, 2016 and 2015:

	Years ended September 30,
	2017		2016		2015
Source of Distribution	Distribution Amount(1)	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Return of capital	$4,631,433	90.8%	$2,474,642	100.0%	$125,140	100.0%
Net investment income	467,761	9.2%	—	—	—	—%
Total	$5,099,194	100.0%	$2,474,642	100.0%	$125,140	100.0%

(1)	The Distribution Amount and Percentage reflected for the year ended September 30, 2017 are estimated figures. The actual source of distributions for the year ended September 30, 2017 will be calculated in connection with our year-end procedures.

We make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences, which include disallowed net operating loss carryforwards, amortization of deferred offering expenses and expense reimbursement from our advisor. To the extent these differences are permanent, they are charged or credited to capital in excess of par or accumulated net investment loss, as appropriate.

For the year ended September 30, 2017, permanent difference was related to $0.6 million of amortization of deferred offering expenses. For the year ended September 30, 2016, permanent differences were related $2.8 million of disallowed net operating loss carryforwards, $1.7 million of amortization of deferred offering expenses and $2.3 million of expense reimbursement from Adviser.

As of September 30, 2017 and 2016, we did not have differences between book basis and tax basis cost of investments.

Distribution Reinvestment Plan

We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If you have opted in to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions. We coordinate our distribution payment dates so that the same price that is used for the semi-monthly closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under our distribution reinvestment plan. In such case, your reinvested distributions will be used to purchase shares at a price equal to 95% of the price at which shares are sold in the offering, based on the semi-monthly closing immediately following the distribution payment date, and such price may represent a premium to our NAV per share. See “Distribution Reinvestment Plan.” No commissions or fees will be assessed on purchases pursuant to our distribution reinvestment plan.

Share Repurchase Program

Because of the illiquidity of the shares of our common stock, stockholders should not expect to be able to sell their shares promptly or at a desired price. See “Share Repurchase Program” on page 164.

To provide our stockholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program. Our quarterly repurchases will be conducted on such terms as may be determined by our board of directors in its sole and absolute discretion unless, in the judgment of the independent directors on our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the 1940 Act. In months in which we repurchase shares, we will conduct repurchases on the same date on which we hold our first semi-monthly closing for the sale of shares in this offering. Any offer to repurchase shares will be conducted solely through tender offer materials mailed to each stockholder and will not be made through this prospectus.

We currently limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we will limit the number of shares to be repurchased in any calendar quarter to 2.5% of the weighted average number of shares outstanding in the prior calendar year, or 10% in each calendar year, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted above. We will offer to repurchase such shares at a price per share equal to the most recently disclosed NAV per share of our common stock immediately prior to the date of repurchase.

If you wish to tender your shares for repurchase by us, you must either tender at least 25% of the shares you have purchased and may tender up to all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $5,000 in shares of our common stock following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and our compliance with the RIC qualification and diversification rules promulgated under the Code.

While we conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time.

Servicing Fee

Pursuant to the servicing plan, the dealer manager receives a servicing fee at an annual rate of 1.125% of our most recently published NAV per share, excluding shares sold through the distribution reinvestment plan, in exchange for providing certain administrative support services. With respect to each share sold, the servicing fee will be payable annually on the anniversary of the applicable month of purchase. The dealer manager, in its discretion, may re-allow a portion of such servicing fee to participating dealers for performing certain administrative support services.

FINRA Rule 2310 provides that the maximum underwriting compensation payable from any source to FINRA members participating in an offering may not exceed 10% of gross offering proceeds. Payments to FINRA members made in connection with the servicing fee will be considered underwriting compensation for purposes of Rule 2310. We will cease paying the annual servicing fee upon the earlier of (i) the aggregate underwriting compensation from all sources, including selling commissions, dealer manager fees, broker-dealer fees, and servicing fees, would exceed 10% of the gross proceeds in the offering, (ii) with respect to a specific share, the date that such share is redeemed or is no longer outstanding, and (iii) the date, if any, upon which a liquidity event occurs.

Advisory Fees

Our advisor is compensated for its services. Pursuant to the terms of the advisory agreement, our advisor is entitled to a fee consisting of two components: a base management fee and an incentive fee. Pursuant to the terms of the advisory agreement, our advisor may in its sole discretion elect to temporarily or permanently waive or defer all or a portion of either or both of these fees. Any portion of a deferred fee not paid with respect to any period will be deferred without interest and may be paid in any such other month prior to the termination of the advisory agreement as our advisor may determine.

The base management fee is calculated at an annual rate of 2% of the average value of our gross assets and is payable quarterly in arrears. The incentive fee consists of two parts, the details of which are set forth below.

The first part of the incentive fee, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears and equals 20% of our pre-incentive fee net investment income for the immediately preceding quarter and is subject to a hurdle rate, which we also refer to as the preferred return, and which is expressed as a rate of return on adjusted capital, as defined in the advisory agreement, equal to 2% per quarter, or an annualized preferred return of 8%. As a result, our advisor will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the preferred return of 2%. Once our pre-incentive fee net investment income in any quarter exceeds the preferred return, our advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the preferred return, all or any portion of which may be waived or deferred in our advisor’s discretion, until our pre-incentive fee net investment income for such quarter equals 2.5% of adjusted capital, or 10% annually. This “catch-up” feature allows our advisor to recoup the fees foregone as a result of the preferred return. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.5% of adjusted capital, the subordinated incentive fee on income will equal 20% of pre-incentive fee net investment income. See “Investment Advisory and Administrative Services Agreement — Advisory Fees — Incentive Fee.”

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from our portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the advisory agreement). This fee equals 20% of our incentive fee on capital gains, which equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, for accounting purposes, we will accrue (but not pay) for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period. See “Investment Advisory and Administrative Services Agreement” for a more detailed description.

Our board of directors, including a majority of our independent directors, oversees and monitors our investment performance and, beginning with the second anniversary of the date of the advisory agreement, our board of directors will annually review the compensation we pay to our advisor and its performance during the preceding 12 months to determine that the compensation paid to our advisor is reasonable in relation to the nature and quality of the services performed, and that the provisions of the advisory agreement are carried out. See “Investment Advisory and Administrative Services Agreement.”

Administration

We reimburse our advisor for expenses necessary to perform services related to our administration and operation. The amount of this reimbursement is set at the lesser of (i) our advisor’s actual costs incurred in providing such services and (ii) the amount that our board of directors, including a majority of our independent directors, estimates we would be required to pay alternative service providers for comparable services in the same geographic location. Our advisor is required to allocate the cost of such services to us based on objective factors such as total assets, revenues, time allocations and other reasonable metrics. Our board of directors then assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compares the total amount paid to our advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse our advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of our advisor. See “Administrative Services.”

Our board of directors, including a majority of our independent directors, will annually review the compensation we pay to our advisor for such services related to our administration and operation to determine that the provisions of the advisory agreement are carried out satisfactorily and to determine, among other things, whether the fees payable are reasonable in light of the services provided.

Expense Support Agreement

On June 30, 2015, we entered into an expense support agreement with our advisor, whereby our advisor may pay up to 100% of our costs and expenses for any period since inception, including all fees payable to our advisor pursuant to the advisory agreement, until we and our advisor mutually agree otherwise. The expense support payment for any month shall be paid by our advisor to us in any combination of cash or other immediately available funds, or in offsets against amounts due from us to our advisor. The purpose of the expense support agreement is to reduce offering and operating expenses until we have achieved economies of scale sufficient to ensure that we are able to bear a reasonable level of expense in relation to investment income. However, subsequent distributions may be reduced because our advisor is entitled to reimbursement by us of each expense support payment within three years after such expense support payment is made, as set forth below. Operating expenses subject to the expense support agreement include expenses as defined by U.S. generally accepted accounting principles, or U.S. GAAP, including, without limitation, fees payable to our advisor and interest on indebtedness for such period, if any.

Pursuant to the terms of the expense support agreement, we have agreed to reimburse our advisor for each expense support payment within three years after such expense support payment is made by our advisor. Reimbursement shall be made as promptly as possible on a date mutually agreed to by us and our advisor provided that (i) the operating expense ratio, defined as operating expenses excluding organization and offering expenses, base management fees, incentive fees and any interest expense attributable to indebtedness by us, or “net operating expenses,” expressed as a percentage of our net assets on the relevant measurement date, as of such reimbursement date is equal to or less than the operating expense ratio as of the expense support payment date attributable to such specified expense support payment, (ii) the annualized distribution rate (exclusive of distribution rate reduction due to servicing fees, if any, and exclusive of any GAAP return of capital) as of such reimbursement date is equal to or greater than the annualized distribution rate (exclusive of distribution rate reduction due to servicing fees, if any, and exclusive of any GAAP return of capital) as of the expense support payment date attributable to such specified expense support payment; (iii) such reimbursement date is not later than three years following such specified expense support payment date; and

(iv) the expense support payment does not cause our net operating expenses to exceed 1.5% of our net assets attributable to common shares, after taking such reimbursement into account. Our advisor is entitled to reimbursement of all previously unreimbursed expense support payments in the event of termination of the expense support agreement.

The following table provides information regarding the expenses that the parties to the agreement determined would be incurred by our advisor pursuant to the expense support agreement:

Three months ended	Amount of Expense Reimbursement Payment	Annualized Operating Expense Ratio as of the Date of Expense Reimbursement Payment	Annualized Rate of Distributions Per Share (1)	Reimbursement Eligibility Expiration
June 30, 2015	$515,813	24.53%	8.00%	June 30, 2018
September 30, 2015	1,174,487	66.63%	8.00%	September 30, 2018
December 31, 2015 (2)	576,755	15.60%	8.00%	November 30, 2018

(1)	The annualized rate of distributions per share is expressed as a percentage equal to the projected annualized distribution amount as of the date each payment was made (which is calculated by annualizing the regular daily cash distribution per share as of the date each payment was made without compounding), divided by the Company’s public offering price per share as of the date each payment was made.
(2)	The expense reimbursement payment amount of $576,755 represents the total of the twice monthly expense reimbursement payments through November 30, 2015. The annualized operating expense ratio of 15.60% represents the ratio average of such twice monthly expense reimbursement payment dates.

Conflicts of Interest

Our advisor and certain of its affiliates may experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

•	The directors, officers and other personnel of our advisor allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including managing and operating Terra Capital Partners and the Terra Income Funds;
•	The compensation payable by us to our advisor and other affiliates will be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law and our charter and bylaws. Such compensation is payable, in most cases, whether or not our stockholders receive distributions;
•	We may compete with certain affiliates for investments, including Terra Capital Partners and the Terra Income Funds, subjecting our advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf;
•	Beginning with the second anniversary of the date of the advisory agreement, our board of directors, including a majority of our independent directors, will annually review the compensation we pay to our advisor and its performance during the preceding 12 months to determine that the compensation paid to our advisor is reasonable in relation to the nature and quality of the services performed, and that the provisions of the advisory agreement are carried out. Prior to such date, however, regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our stockholders, our advisor will receive base management fees in connection with the management of our portfolio;
•	Because the dealer manager, Terra Capital Markets, is an affiliate of our advisor, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review;
•	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients for which our advisor provides investment management services or carries on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;
•	Our advisor and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with us and may involve substantial time and resources of our advisor; and
•	The SEC has granted us exemptive relief from the provisions of Sections 17(d) and 57(a)(4) of the 1940 Act, thereby permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our Co-Investment Affiliates. However, we will be prohibited from engaging in certain transactions with our affiliates even under the terms of this exemptive order. Any of the co-investment opportunities we are permitted to engage in may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate such conflicts, our advisor will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate.

Liquidity Strategy

As a public, non-listed investment vehicle, our shares are not listed on a national securities exchange. We do not intend to list our shares on a national securities exchange and do not expect a public market to develop for them in the foreseeable future. We believe that a non-listed structure is more appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view.

Most public, non-listed investment vehicles provide for a finite life, requiring a liquidity event to be completed within a certain period of time following the completion of the vehicle’s offering stage. A liquidity event is generally defined to include (i) a listing of the fund’s shares on a national securities exchange, (ii) the sale of all or substantially all of the fund’s assets followed by a liquidation or (iii) a merger or transaction approved by the board of directors in which the stockholders receive cash or shares of a publicly traded company. Since we intend for our investment maturity dates to coincide with our intention to return our investors’ capital, no liquidity event may be necessary to return your investment. We may, however, consider a liquidity event only if the terms of such a liquidity event will be in our stockholders best interests.

We originate substantially all of our commercial real estate loans and real estate-related debt securities, so we are able to customize the terms of our investments in order to be repaid within five years from the termination of this offering. We expect those loans with a maturity greater than five years will either be repaid within five years or that we will be able to dispose of such loans in a relatively liquid market. As an alternative provider of capital, and due to the market conditions described above in “— Market Opportunities,” we expect that our borrowers will be willing to pay interest rates that are generally above the rates charged by conventional lenders, such as banks, insurance companies and securitized lenders. Because these interest rates are higher than those charged by conventional lenders, these borrowers will seek to repay these loans prior to maturity, either through cash flow from operations or through a refinancing. As a result, we believe that even those loans with a maturity longer than five years will be repaid well before the expected maturity dates, which will enable us to manage the maturities of our investments to match a desired potential liquidity event time frame.

Finally, the secondary market for commercial real estate loans, and leveraged loans generally, is well established in the United States. The most liquid commercial real estate and leveraged loans are (i) originated by an established lender, (ii) made to commercial or industrial borrowers and (iii) secured by a first-priority or second lien on the borrower’s property or a pledge of the borrower’s equity in the property. The commercial real estate loans that we originate meet this criteria. As a result, we expect that there will be an active secondary market for us to sell loans on favorable terms even if certain loans are not repaid prior to maturity. As a result, assuming normal market conditions, we expect that we will be able to return our stockholders’

capital contributions subsequent to the repayment to us or the liquidation of our debt investments within a reasonable period of time following the termination of this offering, and our investment strategy does not require us to consummate a liquidity event such as a listing of our shares for trading on a securities exchange or sale of our company in order to return our stockholders’ capital contributions.

While we expect this offering to continue for only two to three years from the initial effective date of this offering and do not expect to require a liquidity event to return our stockholders’ capital contributions, we are not required to cease offering shares to the public after two to three years from the initial effective date of this offering. Rather, under the federal securities laws we are permitted to extend the period in which we are engaged in a continuous public offering for an indefinite period by registering our shares for sale in follow-on offerings pursuant to a separate registration statement. In addition, we are not required to pursue a liquidity event within any specified period of time following the termination of this offering. We therefore have no finite date by which we are required to provide liquidity for our stockholders. Accordingly, an investment in our shares is not suitable if you expect to require short-term liquidity from your investment.

While we do not expect a liquidity event will be required to return our stockholders’ capital contributions, we may determine to pursue a liquidity event as a result of certain market conditions that may prevail in the future. Therefore, although we do not expect to require a liquidity event to return our stockholders’ capital contributions, we are not precluded from subsequently determining to pursue a liquidity event.

Our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

Reports to Stockholders

Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record and to the state securities administrator in each state in which we offer or sell securities. In addition, we will distribute our annual report on Form 10-K to all stockholders and to the state securities administrator in each state in which we offer or sell securities within 120 days after the end of each calendar year. These reports will also be available on our website at www.terrafund6.com and on the SEC’s website at www.sec.gov. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. These reports should not be considered a part of or as incorporated by reference in this prospectus or the registration statement of which this prospectus is a part, unless the prospectus or the registration statement is specifically amended or supplemented to include such reports.

On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter.

Taxation

We elected to be taxed for federal income tax purposes for our taxable year ended September 30, 2015, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our earnings and profits as determined for federal income tax purposes. To maintain our qualification to be taxed as a RIC, we must, among other things, meet certain requirements regarding the source of our income and the nature and diversification of our assets and distribute to our stockholders, each taxable year, at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Certain U.S. Federal Income Tax Considerations.”

Financial Highlights

The following is a schedule of financial highlights for the years ended September 30, 2017 and 2016 and for the period from June 24, 2015, the date on which the minimum offering requirement of $2,000,000 was met, through September 30, 2015:

	Year Ended September 30, 2017	Year Ended September 30, 2016	For the period from June 24, 2015 through September 30, 2015
Per share data:
Net asset value at beginning of period	$10.06	$10.97	$10.97
Results of operations(1):
Net investment income (loss)	0.15	(0.99)	0.05
Net change in unrealized appreciation on investments	0.08	0.08	—
Net change in unrealized appreciation on obligations under participation agreements	—	(0.02)	—
Net increase (decrease) in net assets resulting from operations	0.23	(0.93)	0.05
Stockholder distributions(2):
Distributions from return of capital	(0.81)	(1.00)	(0.27)
Distributions from net investment income	(0.08)	—	—
Net decrease in net assets resulting from stockholder distributions	(0.89)	(1.00)	(0.27)
Capital share transactions:
Reduction of transaction charge(3)	0.42	—	—
Other(4)	0.18	1.02	0.22
Net increase in net assets resulting from capital share transactions	0.60	1.02	0.22
Net asset value, end of period	$10.00	$10.06	$10.97
Shares outstanding at end of period	7,530,130	4,222,358	926,357
Total return(5)	8.10%	(0.26)%	(10.36)%
Ratio/Supplemental data:
Net assets, end of period	$75,334,293	$42,474,748	$10,161,072
Ratio of net investment income (loss) to average net assets(6)	1.47%	(9.30)%	1.33%
Ratio of operating expenses to average net assets(6)	7.73%	20.73%	2.81%
Portfolio turnover	33.06%	—	—

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable period.
(2)	The per share data for distributions reflects the actual amount of distributions declared per share during the period.
(3)	Amount is calculated based on total shares outstanding as of September 30, 2017.
(4)	The continuous issuance of shares of common stock in the offering as well as pursuant to the distribution reinvestment plan may cause an incremental increase in NAV per share due to the sale of shares at the then prevailing public offering price and the receipt of net proceeds per share in excess of the NAV per share on each subscription closing date. In addition, the timing of our sales of shares during the year also impacted the NAV per share.

(5)	Total return is calculated assuming a purchase of shares of common stock at the current NAV on the first day and a sale at the current NAV on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the distribution reinvestment plan. Total return for the fiscal year ended September 30, 2017 was 2.48% without the impact of reductions in offering costs and servicing fees.
(6)	For the year ended September 30, 2017, excluding the reductions of offering costs and servicing fees, the ratios of net investment loss and operating expenses to average net assets are (0.19)% and 9.48%, respectively. For the year ended September 30, 2016 and the period ended September 30, 2015, excluding the expense support and conditional reimbursement, the ratio of net investment loss to average net assets was (11.49)% and (13.82)%, respectively, and the ratio of operating expenses to average net assets was 22.91% and 77.96%, respectively.

Corporate Information

Our principal executive offices are located at 805 Third Avenue, 8th Floor, New York, NY 10022. We maintain a website at www.terrafund6.com. Information contained on our affiliated website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Terra Income Fund 6, Inc.,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses (as a percentage of offering price)
Sales load(1)	5.50%
Offering expenses	1.50%
Total stockholder transaction expenses	7.00%
Annual expenses (as a percentage of average net assets attributable to common stock)(2)
Base management fee(3)	2.26%
Incentive fees payable under our advisory agreement (20% of investment income and capital gains)(4)	0.00%
Interest payments on borrowed funds(5)	0.41%
Interest expense on obligations under participation agreements(6)	0.28%
Acquired funds and expenses(7)	0.00%
Servicing fee(8)	0.95%
Other expenses(9)	3.01%
Total annual expenses	6.91%

(1)	“Sales load” includes selling commissions of 3% and dealer manager fees of up to 1.5%. See “Plan of Distribution.” We will also pay a broker-dealer fee equal to up to 1% of the gross offering proceeds for marketing and expenses.
(2)	Average net assets attributable to common stock assumes that we sell $20,000,000 worth of shares of our common stock over the seven months from October 1, 2017 through the end of the offering period on April 20, 2018. The table also assumes that our net offering proceeds from such sales equal to $18,600,000, that our average net assets during the period equal to one-half of the net offering proceeds, or $9,300,000, based on our net assets of $75,334,293 as of September 30, 2017, and that we borrow funds equal to 50% of the net proceeds during such period, or $9,300,000. Actual expenses will depend on the number of shares of common stock we sell in this offering and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the next seven months, and assuming the same level of borrowing, our expenses as a percentage of our average net assets attributable to common stock would be significantly higher. There can be no assurance that we will sell $20,000,000 in shares of our common stock over the next seven months.
(3)	Our base management fee under the advisory agreement will be payable quarterly in arrears and will be calculated at an annual rate of 2% of the average value of our gross assets. See “Investment Advisory and Administrative Services Agreement — Advisory Fees.” If we borrow funds equal to 50% of net assets, our management fee in relation to our net assets would be higher because the management fee is calculated on the basis of our gross assets (which includes any borrowings for investment purposes); thus, the base management fee shown in the table above is higher than the contractual rate because the base management fee in the table is required to be calculated as a percentage of our average net assets, rather than our gross assets.
(4)	The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon our pre-incentive fee net investment income for the immediately preceding quarter and is subject to a preferred return equal to 2% per quarter, or an annualized preferred return of 8%. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.5% of adjusted capital, the subordinated incentive fee on income will equal 20% of pre-incentive fee net investment income.
The second part of the incentive fee, which we refer to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from our portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the advisory agreement).

This fee equals 20% of our incentive fee on capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, for accounting purposes, we will accrue (but not pay) for the capital gains incentive fee by calculating such fee as if it were due but not payable as of the end of such period. See “Investment Advisory and Administrative Services Agreement — Advisory Fees” for a full explanation of how this incentive fee is calculated.
(5)	We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by investors. As of September 30, 2017, we had no outstanding borrowing. The figure in the table above assumes we borrow for investment purposes an amount equal to 50% of our net proceeds over the next seven months, or $9,300,000, that the average annual interest rate on the amount borrowed is 5% and that it is calculated as a percentage of average net assets of $84,634,293.
(6)	Amount assumes that the average obligations under participation agreements over the 12 months following September 30, 2017 is approximately $1,800,000, that the average interest rate on these obligations is approximately 13.00% and that it is calculated as a percentage of average net assets of $84,634,293. We believe interest expense on our obligations under participation agreements do not truly represent our economic costs. In accordance with Accounting Standards Codification 860 — Transfers and Servicing, we record investments originated and subject to participation agreements at the gross amount of the investment and record a corresponding liability in the amount of participation interest sold. Similarly, on the statement of operations, we record interest income on the gross amount of the investment and a corresponding expense for the participant’s share of interest. Our economic exposures is only the net position in the investment (the gross amount less any participation interest sold) and we pay base management fees only on this net exposure. As such, including the amount for interest expense for obligations under participation agreements in the table above overstates our economic costs. Without the amount for interest expense for obligations under participation agreements, total annual expense would be 6.63% of our average net assets.
(7)	We have no current intention during the following seven months to invest in the securities or other investment instruments of public investment companies, BDCs or private investment companies. If we were to make such investments, we would incur fees and our stockholders would pay two levels of fees. As we have no current intention of making any such investments, any estimate of the amount of such fees would be highly speculative.
(8)	Our shares are subject to a servicing fee at an annual rate of 1.125% of the most recently published NAV per share, excluding shares sold through the distribution reinvestment plan, in exchange for providing certain administrative support services. See “Prospectus Summary — Servicing Fee” and “Plan of Distribution — Compensation of Dealer Manager and Selected Broker-Dealers.”
(9)	This amount is based on estimated amounts for the year ended September 30, 2018. Other expenses include accounting, legal and auditing fees, as well as the reimbursement of the compensation of administrative personnel and fees payable to our directors who do not also serve in an executive officer capacity for us or our advisor.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that stockholders would pay a sales load of 5.5% and offering expenses of 1.5% with respect to common stock sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from investment income:	$133	$256	$375	$652
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to our incentive fee on capital gains):	$142	$280	$411	$705

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at NAV, participants in our distribution reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the greater of 95% of the most recent offering price or at such price necessary to ensure that shares are not sold at a price per share that is below NAV per share. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

COMPENSATION OF THE DEALER MANAGER AND THE ADVISOR

The dealer manager receives compensation and reimbursement for services relating to this offering, and we compensate our advisor for the investment and management of our assets. The most significant items of compensation, fees, expense reimbursements and other payments that we pay to these entities and their affiliates are included in the table below. The selling commissions, broker-dealer fees and dealer manager fees may vary for different categories of purchasers. See “Plan of Distribution.” This table assumes our shares are sold through distribution channels associated with the highest possible selling commissions, broker-dealer fees and dealer manager fees. For illustrations of how the base management fee, the subordinated incentive fee on income and the incentive fee on capital gains are calculated, see “Investment Advisory and Administrative Services Agreement — Advisory Fees.”

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering ($1,000,000,000)(1)
	Fees to the Dealer Manager
Selling commissions(2)	3% of gross proceeds from the offering; all selling commissions are expected to be re-allowed to selected broker-dealers.	$30,000,000
Dealer manager fee(2)	Up to 1.5% of gross proceeds from the offering; a portion of which may be re-allowed to selected broker-dealers.	$15,000,000
Broker-dealer fee(2)	Up to 1% of gross proceeds from the offering; all of which is expected to be re-allowed to selected broker-dealers.	$10,000,000
Servicing fee(2)	1.125% of the most recently published NAV per share, with respect to each share sold, the servicing fee will be payable annually on the anniversary of the applicable month of purchase; a portion of which may be re-allowed to participating broker-dealers.	$45,000,000
	Reimbursement to Our Advisor
Other organization and offering expenses(3)	We reimburse our advisor for the organization and offering costs it incurs on our behalf only to the extent that the reimbursement would not cause the selling commission, dealer manager fee, broker-dealer fee and accountable due diligence expenses and the other organization and offering expenses borne by us to exceed 15% of the gross offering proceeds as the amount of proceeds increases. Based on our current estimate, we estimate that organization and offering expenses would be 1.5% of the gross offering proceeds if we sell the maximum offering amount. Under the terms of the advisory agreement, our advisor will be responsible for the payment of our cumulative organization and offering expenses to the extent such expenses exceed 1.5% of the gross proceeds from this offering, without recourse against or reimbursement by us. As a result, our advisor will bear all organization and offering expenses in excess of 1.5% of the gross proceeds from this offering.	$15,000,000

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering ($1,000,000,000)(1)
	Advisor Fees
Base management fee	The base management fee is calculated at an annual rate of 2% of our average gross assets and is payable quarterly in arrears. Pursuant to the terms of the advisory agreement, the base management fee may or may not be taken in whole or in part at the discretion of our advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter prior to the return of our stockholders’ capital contribution as our advisor may determine.	$17,700,000
Subordinated incentive fee on income	The subordinated incentive fee on income is calculated and payable quarterly in arrears and equals 20% of our pre-incentive fee net investment income for the immediately preceding quarter, and is subject to a preferred return, expressed as a rate of return on adjusted capital, equal to 2% per quarter (an annualized preferred return of 8%). No subordinated incentive fee on income is payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 2%, or the quarterly preferred return. For any calendar quarter in which the pre-incentive fee net investment income is greater than the quarterly preferred return, but less than 2.5% (an annualized rate of 10%), the subordinated incentive fee on income will equal the amount of the pre-incentive fee net investment income in excess of the quarterly preferred return, all or a portion of which may be waived or deferred in our advisor’s discretion. This fee is referred to as the catch-up(4) and provides an increasing fee, but is in no event greater than the 20% of the pre-incentive fee net investment income, as the pre-incentive fee net investment income increases from a 2% to a 2.5% quarterly return on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.5% of adjusted capital, the subordinated incentive fee on income will equal 20% of pre-incentive fee net investment income.	These amounts cannot be estimated since they are based upon the performance of the assets that we hold.
	For purposes of this fee, adjusted capital means cumulative gross proceeds generated from sales of our common stock (including our distribution reinvestment plan), reduced for distributions to investors of proceeds from non-liquidating dispositions of our investments and amounts paid for share repurchases pursuant to our share repurchase program.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering ($1,000,000,000)(1)
Incentive fee on capital gains	An incentive fee on capital gains earned on liquidated investments of the portfolio is determined and payable in arrears as of the end of each calendar year (or upon termination of the advisory agreement) and equals 20% of our incentive fee on capital gains, which equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we will accrue (but not pay) for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.	These amounts cannot be estimated since they are based upon the performance of the assets that we hold. The amount of any incentive fee on capital gains earned on liquidated investments will be reported by us in our quarterly and annual financial statements filed with the SEC under the Exchange Act.
Other Expenses
Other operating expenses	We reimburse the expenses incurred by our advisor in connection with its provision of administrative services provided to us, including the compensation payable by our advisor to its administrative personnel. We do not reimburse our advisor for personnel costs in connection with services for which our advisor receives a separate fee. In addition, we do not reimburse our advisor for (i) rent or depreciation, capital equipment or other costs of its own administrative items, or (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of our advisor.	We have estimated these annual expenses to be approximately $2.5 million. Actual amounts may be lower or higher than this.

(1)	Assumes all shares are sold at the current offering price of $10.90 per share with no reduction in selling commissions, broker-dealer fees, or dealer manager fees.
(2)	The selling commission, broker-dealer fee and dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through registered investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. No selling commission, broker-dealer fee, dealer manager fee or servicing fee will be paid in connection with sales under our distribution reinvestment plan.
(3)	The organization and offering expense reimbursement consists of costs incurred by our advisor and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between our systems and those of our selected broker-dealers, marketing expenses, salaries and direct expenses of our advisor employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which will include development of marketing materials and presentations and training and educational meetings and generally coordinating the marketing process for us. Any such reimbursements will not exceed actual expenses incurred by our advisor. Our advisor is responsible for the payment of our cumulative organization and offering expenses to the extent such expenses exceed 1.5% of the gross proceeds from this offering, without recourse against or reimbursement by us; as a result, our advisor will bear all organization and offering expenses in excess of 1.5% of the gross proceeds from this offering.

(4)	As the quarterly pre-incentive fee net investment income rises from 2% to 2.5%, the “catch-up” feature allows our advisor to recoup the fees foregone as a result of the existence of the quarterly preferred return. However, our advisor is permitted to waive or defer all or a portion of this “catch-up” fee.

Certain of the advisory fees payable to our advisor are not based on the performance of our investments. See “Investment Advisory and Administrative Services Agreement” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to our advisor, the dealer manager and their affiliates and the potential conflicts of interest related to these arrangements.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See “Prospectus Summary” and the remainder of this prospectus for more detailed information about our structure, our business and this offering.

Q:	What is a “BDC”?
A:	BDCs are closed-end funds that elect to be regulated as business development companies under the 1940 Act. As such, BDCs are subject to only certain provisions of the 1940 Act, the Exchange Act and, if the BDC is publicly registered, the Securities Act of 1933, as amended, or the Securities Act. BDCs make investments in private or thinly traded public companies in the form of debt or equity investments, usually with the goal of generating current income and capital growth. BDCs can be internally or externally managed and generally elect to be taxed as RICs for federal income tax purposes. See “Risk Factors — Risks Related to Business Development Companies” for a discussion of the risks associated with this structure.
Q:	What is a “RIC”?
A:	A RIC is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income that it distributes to its stockholders from its earnings and profits as determined for federal income tax purposes. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its stockholders, for each taxable year, at least 90% of its investment company taxable income, which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See “Certain U.S. Federal Income Tax Considerations” for more information regarding RICs. See “Risk Factors — Federal Income Tax Risks” for a discussion of the tax risks associated with this structure.
Q:	Are there any risks involved in an investment in your shares?
A:	Investing in our common stock involves a high degree of risk. You should carefully review the “Risk Factors” section of this prospectus beginning on page 40, which contains a detailed discussion of the material risks that you should consider before you invest in our common stock. Some of the more significant risks relating to an investment in our shares include:
•	This may be considered a “blind pool” offering because an investor may not have the opportunity to evaluate historical data or assess future investments prior to purchasing our shares.
•	Prior to raising substantial capital, we may be required to keep a significant portion of our offering proceeds in cash and cash items (including receivables) and U.S. government securities to enable us to acquire assets that meet our desired investment profile and to meet certain RIC qualification requirements. As a result, until we have raised substantial capital, your return may be lower due to the lower rates available on cash and cash items and U.S. government securities.
•	Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, you may not be able to sell your shares.
•	Your interest in us will be diluted if we issue additional shares, which could reduce the overall value of your investment in us.
•	We are the first publicly-registered investment program sponsored by Terra Capital Partners and its affiliates, and therefore, you should not assume that the prior performance of our sponsor’s prior programs will be indicative of our future performance or ability to comply with BDC and RIC requirements.
•	We invest in securities that are rated below investment grade by rating agencies or that would likely be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

•	We have elected to be taxed as a RIC for federal income tax purposes but may fail to maintain such qualification. Such failure would subject us to federal corporate income tax on our taxable income (which would not be reduced by dividends we distribute), which would have a material adverse effect on our financial performance.
•	We may pay distributions from offering proceeds, borrowings or the sales of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions. We have not established limits on the amount of funds we may use from net offering proceeds or borrowings to make distributions.
•	Concerns over U.S. fiscal policy could have a material adverse effect on our business, financial condition and results of operations.
•	There is a risk that investors in our common stock may not receive distributions or that our distributions will not grow over time.
•	We may suspend or terminate our share repurchase program at any time.
•	Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our continuous public offering. Therefore, it is possible that a portion of the distributions that we make will represent a return of capital to you for tax purposes. Distributions funded from a return of capital are not funded from our net profit. As of December 1, 2017, a significant portion of the distributions paid to our stockholders constituted returns of capital.
•	Because we must distribute at least 90% of our investment company taxable income in order to satisfy the annual distribution requirement to qualify to be taxed as a RIC, we will be unable to use those funds to make new investments. As a result, we will likely need to continually raise cash or borrow to fund new investments that we would otherwise acquire using the taxable income that we are required to distribute. At times, the sources and terms of funding may not be available to us on acceptable terms, if at all.
•	An investment strategy focused primarily on privately held real estate companies presents certain challenges, including the lack of available information about these companies.
•	A lack of liquidity in certain of our investments may adversely affect our business.
•	Our advisor has limited experience managing a publicly registered company, a BDC or a RIC and may not be able to successfully operate our business or achieve our investment objectives.
•	We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
•	A significant portion of our portfolio is recorded at fair value as determined in good faith by our board of directors and, as a result, there is uncertainty as to the value of our portfolio investments.
•	We invest primarily in commercial real estate loans and other loans related to or secured by commercial real estate in the United States. The collateral securing these investments may decrease in value or lose substantial value over time, which may lead to a loss in principal.
•	The potential for our advisor to earn incentive fees under the advisory agreement may create an incentive for it to recommend investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on gross assets, our advisor may have an incentive to increase portfolio leverage in order to earn higher base management fees.
•	This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.
•	Our advisor and its affiliates face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner, but which may result in actions that are not in our stockholders’ best interests.

•	The purchase price at which you purchase shares will be determined at each semi-monthly closing date. As a result, such purchase price may be higher than the prior semi-monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior semi-monthly closing price.
•	We expect to borrow funds to make investments. As a result, we would be exposed to the risks of borrowing, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities.
•	Our board of directors may change our operating policies, objectives or strategies without prior notice or stockholder approval, the effects of which may be adverse.
Q:	Who will choose which investments to make?
A:	The management of our investment portfolio is the responsibility of our advisor and its executive officers. The investment committee of our advisor will approve each new investment that we make. The members of our advisor’s investment committee are Messrs. Mildé and Batkin. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance. Beginning with the second anniversary of the date of the advisory agreement, our board of directors will annually review the compensation we pay to our advisor and its performance during the preceding 12 months to determine that the compensation paid to our advisor is reasonable in relation to the nature and quality of the services performed, and that the provisions of the advisory agreement are carried out. See “Risk Factors — Risks Related to Our Advisor and Its Affiliates” for a discussion of the risks associated with our Manager; see also “Estimated Use of Proceeds” for a detailed discussion of our intended use of the gross proceeds of this offering.
Q:	How does a “best efforts” offering work?
A:	When shares of common stock are offered to the public on a “best efforts” basis, the broker-dealers participating in this offering are only required to use their best efforts to sell the shares of our common stock. Broker-dealers do not have a firm commitment or obligation to purchase any of the shares of our common stock.
Q:	How long will this offering last?
A:	This is a continuous offering of up to $1,000,000,000 in shares of our common stock as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement, of which this prospectus is a part, that are subject to SEC review to allow us to continue this offering for at least two years from the initial effective date of the registration statement unless extended. On April 20, 2017, our board of directors extended the term of our offering by an additional year. This offering is expected to terminate on April 20, 2018, unless extended by our board of directors as permitted under applicable law and regulations. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are valid for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended.
Q:	What is the experience of Terra Income Advisors?
A:	Our advisor is a subsidiary of our sponsor. Our advisor’s senior management team has significant experience across the real estate investment and capital markets industry. See “Management” and “Portfolio Management” for more information on the members of the senior management team of us and our advisor.
Q:	Will I receive a stock certificate?
A:	No. Our board of directors has authorized the issuance of shares of our capital stock without certificates. We expect that we will not issue shares in certificated form, although we may decide to issue certificates at such time, if ever, as we list our shares on a national securities exchange. We anticipate that all shares of our common stock will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces our offering costs.

Q:	Who can buy shares of common stock in this offering?
A:	In general, you may buy shares of our common stock pursuant to this prospectus if you have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000 or (ii) a net worth of at least $250,000. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of (1) the fundamental risks of the investment, (2) the risk that such investor may lose his or her entire investment, (3) the lack of liquidity of the shares, (4) the background and qualifications of our advisor and (5) the tax consequences of the investment.

Our affiliates may also purchase shares of our common stock. The selling commission, the broker-dealer fee, and the dealer manager fee that are payable by other investors in this offering will be reduced or waived for certain purchasers, including our affiliates.

Q:	How do I subscribe for shares of common stock?
A:	If you meet the suitability standards and choose to purchase shares in this offering, you will need to (i) complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and (ii) pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subscriptions generally will be accepted or rejected by us within 15 days of receipt by us and, if rejected, all funds (without interest) will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected.
Q:	Is there any minimum initial investment required?
A:	Yes. To purchase shares in this offering, you must make an initial purchase of at least $5,000. Once you have satisfied this minimum initial purchase requirement, any additional purchases of our shares in this offering must be in amounts of at least $500, except for additional purchases pursuant to our distribution reinvestment plan. See “Plan of Distribution.”
Q:	Can I invest through my IRA, Keogh or after-tax deferred account?
A:	Yes, subject to the suitability standards. A properly authorized and approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans or certain other benefit plans. In the case of investments through IRAs, Keogh plans and 401(k) plans or certain other benefit plans, we will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing shares, custodians, trustees or other fiduciaries of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee, custodian or other fiduciary of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.
Q:	How will you use the proceeds raised in this offering?
A:	We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in our targeted assets in accordance with our investment objectives and using the strategies described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes, including the payment of operating expenses. We have not established limits on the use of proceeds from this offering or the amount of funds we may use from available sources to make distributions to our stockholders. However, pursuant to Section 19 of the 1940 Act, we are prohibited from paying distributions from offering proceeds except under certain circumstances. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives or allocate our portfolio among various issuers. Pending longer-term investment of the proceeds raised in this offering, we intend to invest the net proceeds primarily in cash, cash equivalents or short-term securities consistent with our BDC election and our election to be taxed as a RIC. See “Estimated Use of Proceeds.”
Q:	How will the payment of fees and expenses affect my invested capital?
A:	The payment of fees and expenses will reduce the funds available to us for investment in portfolio companies and the income generated by the portfolio as well as funds available for distribution to stockholders. The payment of fees and expenses will also reduce the book value of your shares of common stock.
Q:	Will the distributions I receive be taxable?
A:	Cash distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) generally will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be treated as qualified dividends that may be eligible to be taxed at long-term capital gains rates, for a maximum tax rate of 20%. We do not anticipate that distributions paid by us will be attributable to dividends and, therefore, generally do not expect that any significant portion of our distributions will be treated as qualified dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as capital gain dividends will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of a U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional shares of common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. See “Risk Factors — Federal Income Tax Risks” for a discussion of the tax risks associated with this offering.
Q:	When will I get my detailed tax information?
A:	We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts to be included in such U.S. stockholder’s income for such year as ordinary income and as long-term capital gain.
Q:	Are there any JOBS Act considerations?
A:	In April 2012, President Obama signed into law the Jumpstart Our Business Startups Act, or the JOBS Act. We are an emerging growth company, as defined in the JOBS Act, and are eligible to take advantage of certain exemptions from, or reduced disclosure obligations relating to, various reporting requirements that are normally applicable to public companies. Such exemptions include, among other things, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations relating to executive compensation in proxy statements and periodic reports, and exemptions from the requirement to hold a non-binding advisory vote on executive compensation and obtain stockholder approval of any golden parachute payments not previously approved. We have decided to take advantage of these exemptions.

Additionally, under Section 107 of the JOBS Act, an emerging growth company may take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. This means an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies. However, we are electing to opt out of such extended transition period, and will therefore comply with new or revised accounting standards on the applicable dates on which the adoption of such standards is required for non-emerging growth companies. Section 107 of the JOBS Act provides that our decision to opt out of such extended transition period for compliance with new or revised accounting standards is irrevocable.

We could remain an emerging growth company for up to five years, or until the earliest of (i) the last day of the first fiscal year in which we have total annual gross revenue of $1 billion or more, (ii) the date that we become a large accelerated filer as defined in Rule 12b-2 under the Exchange Act (which would occur if the market value of our common stock held by non-affiliates exceeds $700 million, measured as of the last business day of our most recently completed second fiscal quarter), or (iii) the date on which we have, during the preceding three year period, issued more than $1 billion in non-convertible debt.

Q:	Will I be notified on how my investment is doing?
A:	Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each calendar year. These reports will also be available on our website at www.terrafund6.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part, unless the prospectus or the registration statement is specifically amended or supplemented to include such reports.
Q:	Will I be able to sell my shares of common stock in a secondary market?
A:	We do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. Because of the lack of a trading market for our shares, it is unlikely that stockholders will be able to sell their shares. If you are able to sell your shares, it is likely that you will have to sell them at a significant discount to the purchase price of your shares. However, we believe that not being traded on a public market will enable you to benefit from an investment that is not subject to the trading price volatility associated with listed stocks.
Q:	Are there any restrictions on the transfer of shares?
A:	No. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. However, we do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. We have implemented a share repurchase program, but only a limited number of shares are eligible for repurchase by us. In addition, any such repurchases will be made at a price per share equal to the most recently disclosed NAV per share of our common stock immediately prior to the date of repurchase. As a result, the ability to sell shares will be limited and you may not receive a full return of invested capital upon selling your shares. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us. See “Risk Factors — Risks Related to an Investment in Our Common Stock.”
Q:	Will I otherwise be able to liquidate my investment?
A:	As a public, non-listed investment vehicle, our shares are not listed on a national securities exchange. We originate all or substantially all of our commercial real estate loans and real estate-related debt securities, so we are able to customize the terms of our investments in order to be repaid within five years from the termination of this offering. While the loans that we originate will have maturity dates ranging from one to ten years, we expect those loans with a maturity greater than ten years will nevertheless be repaid much sooner. We expect that our borrowers will be willing to pay interest rates that are generally above the rates charged by conventional lenders, and that these borrowers will seek to repay these loans prior to maturity, either through cash flow from operations or through a refinancing. As a result, we believe that even those loans with a maturity longer than five years will be repaid well before then. As a result, assuming normal market conditions, we expect that we will be able to return our stockholders’ capital contributions subsequent to the repayment to us or the liquidation of our debt investments within a reasonable period of time following the termination of this offering, and our investment strategy does not require us to consummate a liquidity event to return our stockholders’ capital contributions. While we do not expect a liquidity event will be required to return our stockholders’ capital contributions, we may determine to pursue a liquidity event as a result of certain market conditions that may prevail in the future. Therefore, although we do not expect to require a liquidity event to return our stockholders’

capital contributions, we are not precluded from subsequently determining to pursue a liquidity event. See “Risk Factors — Risks Related to an Investment in Our Common Stock” for a discussion of the risks associated with our illiquidity.
Q:	Who can help answer my questions?
A:	If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your registered representative or the dealer manager at:

Terra Capital Markets, LLC
805 Third Avenue, 8th Floor
New York, NY 10022
(855) 858-1500
Attention: Investor Services

SELECTED FINANCIAL DATA

The following selected financial data as of and for the year ended September 30, 2017, 2016, 2015 and 2014 is derived from our audited financial statements. All data should be read in conjunction with our financial statements and notes thereto contained elsewhere in the registration statement and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

	Years ended September 30,
	2017	2016	2015	2014
Statement of operations data:
Total investment income	$5,257,725	$3,016,699	$66,822	$—
Base management fees	1,202,568	552,011	30,058	—
Incentive fees on capital gains(1)	90,459	27,928	—	—
All other expenses	4,070,709	5,469,315	1,720,870	32,676
Total operating expenses	5,363,736	6,049,254	1,750,928	32,676
Less: Expense reimbursement from Adviser	—	(576,755)	(1,690,300)	—
Loss: Reduction of offering costs	(944,248)	—	—	—
Net Operating Expenses	4,419,488	5,472,499	60,628	32,676
Net investment income (loss)	838,237	(2,455,800)	6,194	(32,676)
Net change in unrealized appreciation on investments and obligations under participation agreements	444,687	139,640	—	—
Net increase (decrease) in net assets resulting from operations	$1,282,924	$(2,316,160)	$6,194	$(32,676)
Per share data(2):
Net asset value	$10.00	$10.06	$10.97	N/A
Net investment income (loss)	$0.15	$(0.99)	$0.01	N/A
Net increase (decrease) in net assets resulting from operations	$0.23	$(0.93)	$0.01	N/A
Distributions declared	$0.90	$1.00	$0.27	N/A
Balance sheet data at period end:
Investments, at fair value	$23,675,007	$26,723,922	$—	$—
Investments through participation, at fair value	22,121,382	2,022,814	2,000,000	—
Cash and cash equivalents	32,176,500	31,634,296	8,248,797	125,000
Cash, restricted	1,547,407	836,434	—	—
Other assets	546,977	914,757	1,090,355	573,193
Total assets	80,067,273	62,132,223	11,339,152	698,193
Obligations under participation agreements, at fair value	1,820,502	14,560,606	—	—
Transaction charge payable(3)	—	2,191,734	—	—
Due to Adviser, net	707,927	1,498,808	608,423	605,869
Interest reserve and other deposits held on investments	1,547,407	836,434	—	—
Other liabilities	657,144	569,893	569,657	—
Total liabilities	4,732,980	19,657,475	1,178,080	605,869
Total net assets	$75,334,293	$42,474,748	$10,161,072	$92,324
Other data:
Total return(4)	8.10%	(0.26)%	(10.36)%	N/A
Weighted average annualized effective yield at year end(5) (unaudited)	12.39%	13.27%	12.00%	N/A
Number of investments at year end	10	5	1	N/A
Purchases of investments for the year	$44,777,167	$26,299,670	$2,000,000	N/A
Proceeds from obligations under participation agreements for the year	$—	$14,300,000	$—	N/A
Principal payments and sales of investments for the year	$28,508,960	$—	$—	N/A
Repayments of obligations under participation agreements for the year	$12,863,770	$—	$—	N/A

(1)	Incentive fees on capital gains are accrued based on 20% of net unrealized capital gains of $444,687 and $139,640 for the years ended September 30, 2017 and 2016, respectively. No incentive fees on capital gains are actually payable by us with respect to unrealized gains unless and until those gains are actually realized.

(2)	Per share data is only presented for periods subsequent to June 24, 2015, the date the minimum offering requirement of $2,000,000 was met. The per share data for the year ended September 30, 2015 is based on shares outstanding from June 24, 2015 through September 30, 2015.
(3)	On September 30, 2017, we adopted the servicing plan and the second amended dealer manager agreement, which revised the terms of the servicing fee (which was previously referred to as a transaction charge). Pursuant to the servicing plan, the dealer manager receives a servicing fee at an annual rate of 1.125% of the most recently published NAV per share of our common stock, excluding shares sold through the distribution reinvestment plan, in exchange for providing certain administrative support services. The servicing fee will be recorded as expense on the statements of operations in the period in which it was incurred. In connection with the adoptions of the servicing plan and the second amended dealer manager agreement, we reduced the previously recorded transaction charges by $3.2 million, as reflected on the statements of changes in net assets. As of September 30, 2017, there was no transaction charge payable outstanding and we have not recorded any servicing fee.
(4)	Total return is calculated assuming a purchase of shares of common stock at the current NAV per share on the first day and a sale at the current NAV per share on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under our distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may have been incurred in connection with the sale of shares of our common stock. Total return for the fiscal year ended September 30, 2017 was 2.48% without the impact of reductions in offering costs and servicing fees.
(5)	The weighted average annualized effective yield at period end is calculated based upon the par value of our debt investments and the related coupon rates. The weighted average annualized effective yield does not reflect operating expenses that may be incurred by us, nor does it consider the effect of any selling commissions or charges that may have been incurred in connection with the sale of shares of our common stock. The weighted average annualized effective yield does not represent actual investment returns to stockholders, is subject to change and, in the future, may be greater or less than the rates set forth above. See “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these statements.

N/A — not applicable.

Selected Quarterly Financial Data (unaudited)

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Total investment income(1)	$1,869,522	$313,120	$1,677,618	$1,397,465
Total operating expenses(1)	903,539	654,573	1,851,433	1,954,191
Less: Expense Reimbursement from Adviser	—	—	—	—
Less: Reduction of offering costs(2)	—	(944,248)	—	—
Net operating expenses	903,539	(289,675)	1,851,433	1,954,191
Net investment income (loss)	965,983	602,795	(173,815)	(556,726)
Net change in unrealized appreciation on investments	58,838	37,569	32,601	287,912
Net change unrealized appreciation on obligations under participation agreements	4,376	55,080	44,276	(75,965)
Net increase (decrease) in net assets resulting from operations	$1,029,197	$695,444	$(96,938)	$(344,779)
Net investment income (loss) per share	$0.14	$0.10	$(0.03)	$(0.12)
Net increase (decrease) in net assets resulting from operations per share	$0.15	$0.11	$(0.02)	$(0.08)
Net asset value per share at period end	$10.00	$9.62	$9.7	$9.92

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Total investment income	$1,027,797	$915,997	$828,358	$244,547
Total operating expenses	1,415,041	1,774,705	1,612,647	1,246,861
Less: Expense Reimbursement from Adviser	—	—	—	(576,755)
Net operating expenses	1,415,041	1,774,705	1,612,647	670,106
Net investment loss	(387,244)	(858,708)	(784,289)	(425,559)
Net (decrease) increase in unrealized appreciation on investments	(347,642)	539,854	—	—
Net (decrease) increase in unrealized appreciation on obligations under participation agreements	275,872	(328,444)	—	—
Net decrease in net assets resulting from operations	$(459,014)	$(647,298)	$(784,289)	$(425,559)
Net investment loss per share	$(0.10)	$(0.32)	$(0.36)	$(0.33)
Net decrease in net assets resulting from operations per share	$(0.12)	$(0.24)	$(0.36)	$(0.33)
Net asset value per share at period end	$10.06	$10.19	$10.24	$10.71

(1)	For the three months ended June 30, 2017, the Company suspended interest income accrual of $0.7 million on two loans, and wrote off $0.5 million of past due interest receivables and $0.3 million of exit fee accruals because recovery of such income and fee was doubtful. Under the terms of the participation agreements, the Company is not obligated to pay the participants their share of the interest income if the borrowers defaulted on their obligations. As a result, for the three months ended June 30, 2017, the Company suspended interest expense accrual of $0.5 million on this loan, and wrote off $0.4 million of interest payable and $0.1 million of exit fee accruals because it was highly unlikely that the Company would recover the interest income and exit fee from the borrower to make such payments. In July 2017, the loan was repaid in full, at which time the Company repaid the obligation under participation agreement in full.
(2)	Subsequent to March 31, 2017 and in response to the general trend in capital raising for non-traded direct participation programs, the Company determined that it is highly unlikely that it will raise capital in an amount sufficient for all cumulative offering costs incurred by Terra Income Advisors to be reimbursed. Accordingly, the Company reduced the estimated amount payable to Terra Income Advisors for cumulative organization and offering costs incurred by $1.4 million for the three months ended June 30, 2017, of which $0.9 million was recorded as Reduction of offering costs on the statements of operations and $0.5 million was recorded as a reduction to Due to Adviser, net on the statements of assets and liabilities.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the NAV of our common stock could decline, and you may lose all or part of your investment.

Risks Related to an Investment in Our Common Stock

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our board of directors determines to increase the offering price to comply with the requirement that we avoid selling shares below NAV per share.

The purchase price at which you purchase shares will be determined at each semi-monthly closing date to ensure that the sales price, after deducting selling commissions, broker-dealer fees and dealer manager fees, is equal to or greater than the NAV of our shares. As a result, in the event of an increase in our NAV per share, your purchase price may be higher than the prior semi-monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior semi-monthly closing price. See “Determination of Net Asset Value.”

This offering may be deemed to be a “blind pool” offering. An investor may not have the opportunity to evaluate historical data or assess future investments prior to purchasing our shares.

You will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning future investments we make using the proceeds from our continuous public offering prior to making a decision to purchase our shares. You must rely on our advisor to implement our investment policies, to evaluate our investment opportunities and to structure the terms of our investments rather than evaluating our investments in advance of purchasing shares of our common stock. Because investors are not able to evaluate all of our investments in advance of purchasing our shares, our public offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

This is a “best efforts” offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

This offering is being made on a best efforts basis, whereby the dealer manager and broker-dealers participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. To the extent that less than the maximum number of shares is subscribed for, the opportunity for the allocation of our investments among various issuers may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of our expenses over a smaller capital base.

Our shares are not listed on an exchange or quoted through a quotation system, and will not be for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, it is unlikely that you will be able to sell them and, if you are able to do so, it is unlikely that you will receive a full return of your invested capital.

Our shares are illiquid, and as such there is no secondary market and it is not expected that any will develop in the foreseeable future. Our offering period may extend for an indefinite period, and during that time you will have limited ability to sell your shares. Therefore, an investment in our shares is not suitable if you expect to require short-term liquidity from your investments.

Prior to the return of our stockholders’ capital contributions following repayment of our investments or, in the alternative, the completion of a liquidity event, our share repurchase program may provide a limited opportunity for investors, the return of our stockholders’ capital contributions, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

We are not obligated to provide liquidity to our stockholders by a finite date, either from the repayment to us of our debt investments within a reasonable period of time subsequent to the termination of this offering or from a liquidity event; therefore, it will be difficult for an investor to sell his or her shares.

We are not obligated to provide liquidity to our stockholders by a finite date, either from the repayment to us of our debt investments within a reasonable period of time subsequent to the termination of this offering, or from a liquidity event. A liquidity event could include (i) a listing of our shares on a national securities exchange, (ii) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (iii) a merger or another transaction approved by our board of directors in which our stockholders receive cash or shares of a publicly traded company. However, there can be no assurance that we will return our stockholders’ capital contributions by a specified date following either the repayment to us of our debt investments or the completion of a liquidity event. In such event, the liquidity for an investor’s shares will be limited to our share repurchase program, which we have no obligation to maintain.

The dealer manager in our continuous offering may be unable to sell a sufficient number of shares for us to achieve our investment objectives.

The dealer manager for our continuous public offering is Terra Capital Markets. There is no assurance that it will be able to sell a sufficient number of shares to allow us to have adequate funds to originate a portfolio of investments and generate income sufficient to cover our expenses. As a result, we may be unable to achieve our investment objectives and you could lose some or all of the value of your investment.

Because the dealer manager is one of our affiliates, you will not have the benefit of an independent due diligence review of us by the dealer manager, which is customarily performed in firm commitment offerings; the absence of an independent due diligence review increases the risks and uncertainty you face as a stockholder.

The dealer manager is one of our affiliates. As a result, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review. Therefore, you do not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment public securities offering.

Our ability to conduct our continuous offering successfully depends, in part, on the ability of the dealer manager to establish, operate and maintain a network of broker-dealers.

The success of our continuous public offering, and correspondingly our ability to implement our business strategy, depends upon the ability of the dealer manager to establish, operate and maintain a network of licensed securities broker-dealers and other agents to sell our shares. If the dealer manager fails to perform, we may not be able to raise adequate proceeds through our continuous public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

The U.S. Department of Labor’s regulation expanding the definition of fiduciary investment advice under ERISA could adversely affect our financial condition and results of operations.

On April 6, 2016, the U.S. Department of Labor, or the DOL, issued its final regulation redefining “investment advice fiduciary” under the Employee Retirement Income Security Act, or ERISA, and the Code. The final regulation significantly expands the class of advisers and the scope of investment advice that are subject to fiduciary standards, imposing the same fiduciary standards on advisers to individual retirement accounts that have historically only applied to plans covered by ERISA. The DOL also finalized certain prohibited transaction exemptions that allow investment advisers to receive compensation for providing investment advice under arrangements that would otherwise be prohibited due to conflicts of interest. The DOL regulations became effective on April 10, 2017, but financial institutions relying on the “Best Interest Contract Exemption” will be permitted to comply with only a limited set of requirements through July 1, 2019, and that deadline may be revised or extended further. Because the changes required by the DOL regulations are triggering significant changes in the operations of financial advisors and broker-dealers, the implementation of the regulations may impact our ability to raise funds and thereby may impact our financial condition and results of operations.

The implementation of changes to investor account statements described in FINRA Regulatory Notice 15-02 may impact our ability to raise funds.

The SEC has approved amendments to the FINRA rules applicable to securities of non-listed real estate investment trusts, or REITs, and direct participation programs, including non-listed BDCs like us. The amendments, which became effective on April 11, 2016, provide, among other things, that (i) FINRA members must include in customer account statements the per share estimated value of the non-listed entity, which must be developed using a methodology reasonably designed to ensure the per share estimated value’s reliability; and (ii) per share estimated value disclosed from and after 150 days following the second anniversary of the admission of stockholders of the non-listed entity’s public offering must be based on an appraised valuation methodology developed by, or with the material assistance of, a third-party expert and updated on at least an annual basis. For direct participation programs subject to the 1940 Act, the appraised valuation methodology must be consistent with the valuation requirements of the 1940 Act, which is consistent with our current practice. The rule changes also provide that account statements must include additional disclosure regarding the sources of distributions to of unlisted entities. It is not practicable at this time to determine whether these rules will adversely affect market demand for shares of direct participation programs. We will continue to assess the potential impact of the rule changes on our business. There can be no assurances regarding the impact of these rule changes on our current offering and our ability to raise sufficient amounts of capital.

Offer to repurchase shares on a quarterly basis pursuant to our share repurchase program. Only a limited number of shares may be repurchased, however, and, to the extent you are able to sell your shares under our share repurchase program, you may not be able to recover the amount of your investment in those shares.

We conduct tender offers to allow you to tender your shares on a quarterly basis at a price per share equal to the most recently disclosed NAV per share of our common stock immediately prior to the date of repurchase. The share repurchase program includes numerous restrictions that limit your ability to sell your shares. We limit the number of shares repurchased pursuant to our share repurchase program as follows: (i) we currently limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan, although at the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares; (ii) we limit the number of shares to be repurchased in any calendar quarter to 2.5% of the weighted average number of shares outstanding in the prior calendar year, or 10% in each calendar year (though the actual number of shares that we offer to repurchase may be less in light of the limitations noted above); (iii) unless you tender all of your shares, you must tender at least 25% of the number of shares you have purchased and must maintain a minimum balance of $5,000 subsequent to submitting a portion of your shares for repurchase by us; and (4) to the extent that the number of shares tendered for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. Any of the foregoing limitations may prevent us from accommodating all repurchase requests made in any year.

In addition, our board of directors may amend, suspend or terminate the share repurchase program upon 30 days’ notice. We will notify you of such developments (i) in our quarterly reports or (ii) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, although we have adopted a share repurchase program, we have discretion to not repurchase your shares, to suspend the share repurchase program and to cease repurchases. This may occur, for example, if we are unable to raise a sufficient amount of capital in this offering. Further, the share repurchase program has many limitations and should not be relied upon as a method to sell shares promptly or at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be disadvantageous to our stockholders.

When we make quarterly repurchase offers pursuant to our share repurchase program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in our offering. As a result, to the extent investors have the ability to sell their shares to us as part of our share repurchase program, the price at which an investor may sell shares, which will be the most recently disclosed NAV per share immediately prior to the date of repurchase, may be lower than what an investor paid in connection with the purchase of shares in our offering.

In addition, in the event an investor chooses to participate in our share repurchase program, the investor will be required to provide us with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell shares to us as part of our share repurchase program, the investor will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objectives or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

In addition, even if we are able to raise significant proceeds, we are not permitted to use such proceeds to co-invest with certain entities affiliated with our advisor in transactions originated by it or its affiliates unless such co-investments are permitted by an exemptive order from the SEC, or unless we co-invest alongside our advisor or its affiliates in accordance with existing regulatory guidance and the allocation policies of our advisor and its affiliates, as applicable. The SEC has granted us exemptive relief from the provisions of Sections 17(d) and 57(a)(4) of the 1940 Act, thereby permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our Co-Investment Affiliates. However, we will be prohibited from engaging in certain transactions with our affiliates even under the terms of this exemptive order.

We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flows from operations, net investment income or earnings are not sufficient to fund declared distributions.

We may fund distributions from the uninvested proceeds of our continuous public offering and borrowings, and we have not established limits on the amount of funds we may use from net offering proceeds or borrowings to make any such distributions. We may pay distributions from the sale of assets to the extent distributions exceed our earnings or cash flows from operations. Distributions from the proceeds of our continuous public offering or from borrowings could reduce the amount of capital we ultimately invest in our portfolio companies. As of December 1, 2017, a significant portion of the distributions paid to our stockholders constituted returns of capital.

Your interest in us will be diluted if we issue additional shares, which could reduce the overall value your investment in us.

Our investors do not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue 500,000,000 shares of stock, par value $0.001 per share, of which 450,000,000 shares are classified as common stock and 50,000,000 shares are classified as preferred stock. Pursuant to our charter, a majority of our entire board of directors may amend our charter from time to time to increase or decrease the aggregate number of authorized shares of stock or the number of authorized shares of stock of any class or series without stockholder approval. After an investor purchases shares, our board of directors may authorize us to sell additional shares in the future, issue equity interests in private offerings or issue share-based awards to our independent directors or employees of our advisor. To the extent we issue additional equity interests after an investor purchases our shares, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the book value and fair value of his or her shares.

Certain provisions of our charter and bylaws, as well as provisions of the Maryland General Corporation Law, could deter takeover attempts and have an adverse impact on the value of our common stock.

The Maryland General Corporation Law, or the MGCL, and our charter and bylaws contain certain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. We will be covered by the Business Combination Act of the MGCL, pursuant to which certain business combinations between us and an interested stockholder (defined generally to include any person who beneficially owns, directly or indirectly, 10% or more of the voting power of our outstanding voting stock) or an affiliate thereof are prohibited for five years and thereafter are subject to supermajority stockholder voting requirements, to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any person to the extent that such business combination receives the prior approval of our board of directors, including a majority of our directors who are not interested persons as defined in the 1940 Act. Under the Control Share Acquisition Act of the MGCL, control shares acquired in a control share acquisition have no voting rights except to the extent approved by a vote of stockholders entitled to cast two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, by officers or by employees who are directors of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of our common stock. The Business Combination Act (if our board should repeal the resolution or fail to first approve a business combination) and the Control Share Acquisition Act (if we amend our bylaws to be subject to that act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. We will not amend our bylaws to remove the current exemption from the Control Share Acquisition Act without a formal determination by our board of directors that doing so would be in the best interests of our stockholders, and without first notifying the SEC in writing.

In addition, at any time that we have a class of equity securities registered under the Exchange Act and we have at least three independent directors, certain provisions of the MGCL permit our board of directors, without stockholder approval and regardless of what is currently provided in our charter or bylaws, to implement certain takeover defenses, including increasing the vote required to remove a director.

Moreover, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our board of directors may, without stockholder action, amend our charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Our board of directors is also divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. The classified board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the board of directors. Thus, the classified board provision could increase the likelihood that incumbent directors will retain their positions.

These provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

Risks Related to Our Business and Structure

Our board of directors may change our operating policies, objectives or strategies without prior notice or stockholder approval, and the effects of such a change may be adverse.

Our board of directors has the authority to modify or waive our current operating policies, objectives or investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and the value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from our continuous public offering in ways with which investors may not agree or for purposes other than those contemplated at the time of our continuous public offering. Finally, since our shares are not expected to be listed on a national securities exchange, you will be limited in your ability to sell your shares in response to any changes in our investment policy, operating policies, investment criteria or strategies.

Economic activity in the United States was adversely impacted by the global financial crisis of 2008 and future recessions, downturns, disruptions or instability could have a materially adverse effect on our business.

From time to time, the global capital markets may experience periods of disruption and instability, which could cause disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of U.S. and foreign governments, these events could contribute to worsening general economic conditions that materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial services firms in particular.

Beginning in the third quarter of 2007, global credit and other financial markets suffered substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in the affairs of several major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.

Deterioration of economic and market conditions in the future could negatively impact credit spreads as well as our ability to obtain financing, particularly from the debt markets.

Concerns over U.S. fiscal policy could have a material adverse effect on our business, financial condition and results of operations.

In prior years, financial markets were affected by significant uncertainty relating to the stability of U.S. fiscal and budgetary policy. Any continuing uncertainty, together with the continuing U.S. debt and budget deficit concerns, could contribute to a U.S. economic slowdown. The impact of U.S. fiscal uncertainty is inherently unpredictable and could adversely affect U.S. and global financial markets and economic conditions. These developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Our ability to achieve our investment objectives depends on our advisor’s ability to manage and support our investment process. If our advisor were to lose any members of its senior management team, our ability to achieve our investment objectives could be significantly harmed.

Since we have no employees, we depend on the investment expertise, skill and network of business contacts of our advisor, which evaluates, negotiates, structures, executes, monitors and services our investments. Our future success depends to a significant extent on the continued service and coordination of our advisor and its senior management team. The departure of any members of our advisor’s senior management team could have a material adverse effect on our ability to achieve our investment objectives.

Our ability to achieve our investment objectives depends on our advisor’s ability to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. Our advisor’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, our advisor may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our advisor may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

In addition, the advisory agreement has termination provisions that allow the parties to terminate the agreements without penalty. The advisory agreement may be terminated at any time, without penalty, by our advisor, upon 120 days’ notice to us. The termination of this agreement may adversely impact the terms of any financing facility into which we may enter, which could have a material adverse effect on our business and financial condition.

Because our business model depends to a significant extent upon relationships with real estate and real estate-related industry participants, investment banks and commercial banks, the inability of our advisor to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that our advisor will depend on its relationships with real estate and real estate-related industry participants, investment banks and commercial banks, and we will rely to a significant extent upon these relationships, to provide us with potential investment opportunities. If our advisor fails to maintain its existing relationships or develop new relationships or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom our advisor has relationships are not obligated to provide us with investment opportunities, and therefore there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other alternative investment funds (including real estate and real estate-related investment funds, mezzanine funds and CLO funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including assets of the type we acquire. As a result of these new entrants, competition for investment opportunities in private real estate and real estate-related U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and demand more favorable investment terms and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss.

A significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors. There is not a public market for the securities of the privately held real estate and real estate-related companies in which we invest. Many of our investments are not publicly traded or actively traded on a secondary market but are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we value these securities quarterly at fair value as determined in good faith by our board of directors.

Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

There is a risk that investors in our common stock may not receive distributions or that our distributions will not grow over time.

We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our net investment income, our financial condition, maintenance of RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Regulation —  Indebtedness and Senior Securities.”

Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our continuous public offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes, which will lower your tax basis in your shares.

In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our continuous public offering or from borrowings in anticipation of future cash flow, which may constitute a return of stockholder capital and will lower your tax basis in your shares. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with the offering, including any fees payable to our advisor. As of December 1, 2017, a significant portion of the distributions paid to our stockholders constituted returns of capital.

Changes in laws or regulations governing our operations or the operations of our business partners may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Changes in laws or regulations governing the operations of those with whom we do business, including selected broker-dealers selling our shares, could also have a material adverse effect on our business, financial condition and results of operations.

In addition, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our advisor to other types of investments in which our advisor may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We are an emerging growth company under the federal securities laws and will be subject to reduced public company reporting requirements.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act, or the JOBS Act, which was enacted on April 5, 2012. For as long as we continue to be an emerging growth company, we may take advantage of certain exemptions from, or reduced disclosure obligations relating to, various reporting requirements that are normally applicable to public companies.

We could remain an emerging growth company for up to five years, or until the earliest of (i) the last day of the first fiscal year in which we have total annual gross revenue of $1.07 billion or more, (ii) the date that we become a large accelerated filer as defined in Rule 12b-2 under the Exchange Act (which would occur if the market value of our common stock held by non-affiliates exceeds $700 million, measured as of the last business day of our most recently completed second fiscal quarter, and we have been publicly reporting for at least 12 months) or (iii) the date on which we have issued more than $1.07 billion in non-convertible debt during the preceding three-year period.

Under the JOBS Act, emerging growth companies are not required to (i) provide an auditor’s attestation report on management’s assessment of the effectiveness of internal control over financial reporting, pursuant to Section 404 of the Sarbanes-Oxley Act, (ii) comply with new requirements adopted by the Public Company Accounting Oversight Board, or the PCAOB, which require mandatory audit firm rotation or a supplement to the auditor’s report in which the auditor must provide additional information about the audit and the issuer’s financial statements, (iii) comply with new audit rules adopted by the PCAOB after April 5, 2012 (unless the SEC determines otherwise), (iv) provide certain disclosures relating to executive compensation generally required for larger public companies or (v) hold stockholder advisory votes on executive compensation. We have not yet made a decision as to whether to take advantage of any or all of the JOBS Act exemptions that are applicable to us. If we do take advantage of any of these exemptions, we do not know if some investors will find our common stock less attractive as a result.

Additionally, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies. However, we are electing to opt out of such extended transition period, and will therefore comply with new or revised accounting standards on the applicable dates on which the adoption of such standards is required for non-emerging growth companies. Section 107 of the JOBS Act provides that our decision to opt out of such extended transition period for compliance with new or revised accounting standards is irrevocable.

As a public company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations involves significant expenditures, and non-compliance with such regulations may adversely affect us.

As a public company, we are subject to regulations not applicable to private companies, including provisions of the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. Beginning with our fiscal year ending September 30, 2017, our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis, to evaluate and disclose changes in our internal control over financial reporting. As a newly formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

The impact of financial reform legislation and legislation promulgated thereunder on us is uncertain.

The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, enacted in 2010, instituted wide range of reforms that will have an impact on all financial institutions. Many of the requirements called for in the Dodd-Frank Act will be implemented over time, most of which will be subject to implementing regulations over the course of several years. Many of these regulations have yet to be promulgated or are only recently promulgated. In addition, President Donald J. Trump has promised and issued several executive orders in 2017 intended to relieve the financial burden created by the Dodd-Frank Act, although these executive orders only set forth several general principles to be followed by the federal agencies and do not mandate the wholesale repeal of the Dodd-Frank Act. Given the uncertainty associated with the manner in which the provisions of the Dodd-Frank Act will be implemented by the various regulatory agencies and through regulations, the full impact such requirements will have on our business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us, these changes could be materially adverse to us and our stockholders.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we originate and acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Risks Related to Our Advisor and its Affiliates

We were the first publicly registered investment program sponsored by Terra Capital Partners and its affiliates, and therefore you should not assume that the prior performance of those programs will be indicative of our future performance, or that our officers’ experience in managing those Terra private funds will be indicative of their ability to manage a publicly registered company. In addition, our advisor has limited experience managing a BDC or a RIC. Therefore you should not assume that their experience in managing private investment programs will be indicative of their ability to comply with BDC and RIC election requirements.

We were the first publicly registered investment program sponsored by Terra Capital Partners and its affiliates. Because previous programs and investments sponsored by Terra Capital Partners or its affiliates were not publicly registered, those previous programs, including the Terra private funds, were not subject to the same limitations, restrictions and regulations to which we will be subject. Our officers have never operated a publicly registered investment program before. Operation as a publicly registered program under the Securities Act and the Exchange Act imposes a number of disclosure requirements and obligations, including among other things:

•	compliance with reporting, record keeping, voting, proxy disclosure and other rules and regulations that would significantly change our operations from those of the Terra Income Funds;
•	disclosure requirements with respect to investment activities, which are publicly available to our competitors;
•	requirements with respect to implementation of disclosure controls and procedures over financial reporting;
•	preparation of annual, quarterly and current reports in compliance with SEC requirements and to be filed with the SEC and made publicly available; and
•	additional liabilities imposed on our directors and officers regarding certifications and disclosures made in periodic reports and filings made with the SEC.

In addition, the costs associated with registration as a public company and compliance with such restrictions could be substantial. These costs will reduce the amount available for distribution to our investors. In addition, these requirements would require a substantial amount of time on the part of our advisor and its affiliates, thereby decreasing the time they spend actively managing our investments. As a result, you should not assume that the prior performance of those programs will be indicative of our future performance, or that our officers’ experience in managing those Terra private funds will be indicative of their ability to manage a publicly registered company.

Those private funds, including the Terra Income Funds, did not elect to be treated as BDCs or to be taxed as RICs, and were therefore not subject to the investment restrictions imposed by the 1940 Act or the

Code, respectively. The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other types of investment vehicles. For example, under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded public companies. Moreover, qualification for RIC tax treatment under Subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from maintaining our qualification as a BDC or a RIC or could force us to pay unexpected taxes and penalties, which could be material. Our advisor’s limited experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives. The Terra Income Funds also were not subject to the distribution requirements imposed by the Code; thus, the managers of the Terra Income Funds had greater flexibility in making investment and asset allocation decisions on behalf of the Terra Income Funds.

Our advisor’s management team consists of the same personnel that form the operations team of the managers of the Terra Income Funds. Our advisor has no prior experience managing a BDC or a RIC. Therefore, our advisor may not be able to successfully operate our business or achieve our investment objectives. As a result, an investment in our shares of common stock may entail more risk than the shares of common stock of a comparable company with a substantial operating history.

Our advisor and its affiliates, including our officers and some of our directors, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

Our advisor and its affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the dealer manager to earn additional selling commissions, dealer manager fees and servicing fees and our advisor to earn increased asset management fees. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to our advisor.

We may be obligated to pay our advisor incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our advisory agreement entitles our advisor to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay our advisor incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. Our advisor is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

There may be conflicts of interest related to obligations our advisor has to our affiliates and to other clients.

Terra Income Advisors, our investment adviser, also serves as investment adviser or manager to the Terra Income Funds and Terra REIT, a subsidiary of Terra Secured Income Fund 5, or TSIF 5, and Terra Property Trust 2, Inc., or Terra REIT 2, a subsidiary of Terra Secured Income Fund 7, LLC, or TSIF 7. As a result, the members of the senior management and investment teams of our advisor serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, including the Terra Income Funds, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. Our investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles, including the

Terra Income Funds. As a result, our advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the Terra Income Funds. Our advisor and its employees will devote only as much of its or their time to our business as our advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

The time and resources that individuals employed by our advisor devote to us may be diverted, and we may face additional competition due to the fact that individuals employed by our advisor are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Neither our advisor nor individuals employed by it are prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. Our advisor also serves as investment adviser or manager for the Terra Income Funds and Terra REIT, a subsidiary of TSIF 5. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. We also intend to co-invest with other affiliates that our advisor manages or advise consistent with the conditions of the exemptive order granted to us.

Our incentive fee may induce our advisor to make speculative investments.

The incentive fee payable by us to our advisor may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our advisor is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage our advisor to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be in our best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Risks Related to Business Development Companies

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

As a BDC, we may not acquire any assets other than qualifying assets unless, at the time of such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.” Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

Because we must distribute at least 90% of our investment company taxable income in order to satisfy the annual distribution requirement to maintain our qualification as a RIC, we will be unable to use those funds to make new investments. As a result, we will likely need to continually raise cash or borrow to fund new investments that we would otherwise acquire using the taxable income that we are required to distribute. At times, the sources and terms of funding may not be available to us on acceptable terms, if at all.

We may issue senior securities, as defined in the 1940 Act, including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we issue equity continuously at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution.

We expect to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from maintaining our qualification as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price per share, after deducting selling commissions, broker-dealer fees and dealer manager fees, that is below our NAV per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current NAV of the common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well as those stockholders that are not affiliated with us approve such sale.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain joint transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our board of directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by our advisor without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

The SEC has granted us exemptive relief from the provisions of Sections 17(d) and 57(a)(4) of the 1940 Act, thereby permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our Co-Investment Affiliates. However, we will be prohibited from engaging in certain transactions with our affiliates even under the terms of this exemptive order. We believe the relief granted to us under this exemptive order may not only enhance our ability to further our investment objectives and strategies, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our Co-Investment Affiliates, than would be available to us in the absence of such relief.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain a sufficient amount of debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require additional debt or equity financing to operate. In the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to allocate our portfolio among various issuers and achieve our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

Risks Related to Our Investments

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease, during these periods. Adverse economic conditions may also decrease the value of any collateral securing our secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income and NAV. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

A covenant breach by any of our portfolio companies may harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

We may not realize gains from our preferred equity investments.

The preferred equity investments we make may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our preferred equity investments, and any gains that we do realize on the disposition of any preferred equity investments may not be sufficient to offset any other losses we experience.

A lack of liquidity in certain of our investments may adversely affect our business.

We invest in certain real estate and real estate-related companies whose securities are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Our real estate-related loans may be impacted by unfavorable real estate market conditions, which could decrease the value of our investments.

The real estate-related loans we make or invest in will be at risk of defaults caused by many conditions beyond our control, including local and other economic conditions affecting real estate values and interest rate levels. We do not know whether the values of the property securing the real estate-related loans will remain at the levels existing on the dates of origination of such loans. If the values of the underlying properties drop, our risk will increase and the value of our investments may decrease.

Our real estate-related loans will be subject to interest rate fluctuations that could reduce our returns as compared to market interest rates.

If we invest in fixed-rate, long-term real estate-related loans and interest rates rise, such loans could yield a return lower than then-current market rates. If interest rates decrease, we will be adversely affected to the extent that real estate-related loans are prepaid, because we may not be able to make new loans at the previously higher interest rate.

Delays in liquidating defaulted mortgage loans could reduce our investment returns.

If there are defaults under our mortgage loans, we may not be able to repossess and sell the underlying properties quickly. The resulting time delay could reduce the value of our investment in the defaulted mortgage loans. An action to foreclose on a property securing a mortgage loan is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits if the mortgagor raises defenses or counterclaims. In the event of default by a mortgagor, these restrictions, among other things, may impede our ability to foreclose on or sell the mortgaged property or to obtain proceeds sufficient to repay all amounts due to us on the mortgage loan.

Returns on our real estate-related loans may be limited by regulations.

Our loan investments may be subject to regulation by federal, state and local authorities and subject to various laws and judicial and administrative decisions. We may determine not to make or invest in real estate-related loans in any jurisdiction in which we believe we have not complied in all material respects with applicable requirements. If we decide not to make or invest in real estate-related loans in several jurisdictions, it could reduce the amount of income we would otherwise receive.

Foreclosures create additional ownership risks that could adversely impact our returns on mortgage investments.

If we acquire property by foreclosure following defaults under our mortgage loans, we will have the same economic and liability risks as the previous owner.

The mezzanine loans in which we may invest would involve greater risks of loss than senior loans secured by income-producing real properties.

We may invest in mezzanine loans that take the form of subordinated loans secured by second mortgages on the underlying real property or loans secured by a pledge of the ownership interests of the entity owning the real property. These types of investments involve a higher degree of risk than long-term senior mortgage lending secured by income-producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, we may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy our mezzanine loan. If a borrower defaults on our mezzanine loan or debt senior to our loan, or in the event of a borrower bankruptcy, our mezzanine loan will be satisfied only after the senior debt. As a result, we may not recover some or all of our investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

Our commercial real estate-related loans, commercial real estate-related debt securities and select commercial real estate equity investments will be subject to the risks typically associated with real estate.

Our commercial real estate-related loans, commercial real estate-related debt securities and select commercial real estate equity will generally be directly or indirectly secured by a lien on real property (or the equity interests in an entity that owns real property) that, upon the occurrence of a default on the loan, could result in our acquiring ownership of the property. We will not know whether the values of the properties ultimately securing our loans will remain at the levels existing on the dates of origination of those loans. If the values of the mortgaged properties drop, our risk will increase because of the lower value of the security associated with such loans. In this manner, real estate values could impact the values of our loan investments. Our investments in commercial real estate-related loans, commercial real estate-related debt securities and select commercial real estate equity investments (including potential investments in real property) may be similarly affected by real estate property values. Therefore, our investments will be subject to the risks typically associated with real estate.

The value of real estate may be adversely affected by a number of risks, including:

•	natural disasters such as hurricanes, earthquakes and floods;
•	acts of war or terrorism, including the consequences of terrorist attacks, such as those that occurred on September 11, 2001;
•	adverse changes in national and local economic and real estate conditions;
•	an oversupply of (or a reduction in demand for) space in the areas where particular properties are located and the attractiveness of particular properties to prospective tenants;
•	changes in governmental laws and regulations, fiscal policies and zoning ordinances and the related costs of compliance therewith and the potential for liability under applicable laws;
•	costs of remediation and liabilities associated with environmental conditions affecting properties; and
•	the potential for uninsured or underinsured property losses.

The value of each property is affected significantly by its ability to generate cash flow and net income, which in turn depends on the amount of rental or other income that can be generated net of expenses required to be incurred with respect to the property. Many expenditures associated with properties (such as operating expenses and capital expenditures) cannot be reduced when there is a reduction in income from the properties. These factors may have a material adverse effect on the ability of our borrowers to pay their loans, as well as on the value that we can realize from assets we originate, own or acquire.

The B-Notes in which we may invest may be subject to additional risks relating to the privately negotiated structure and terms of the transaction, which may result in losses to us.

We may invest in B-Notes. A B-Note is a mortgage loan typically (i) secured by a first mortgage on a single large commercial property or group of related properties and (ii) subordinated to an A-Note secured by the same first mortgage on the same collateral. As a result, if a borrower defaults, there may not be sufficient funds remaining for B-Note holders after payment to the A-Note holders. Since each transaction is privately negotiated, B-Notes can vary in their structural characteristics and risks. For example, the rights of holders of B-Notes to control the process following a borrower default may be limited in certain investments. We cannot predict the terms of each B-Note investment. Further, B-Notes typically are secured by a single property, and so reflect the increased risks associated with a single property compared to a pool of properties.

Risks of cost overruns and non-completion of the construction or renovation of the properties underlying loans we make or acquire may materially adversely affect our investment.

The renovation, refurbishment or expansion by a borrower under a mortgaged or leveraged property involves risks of cost overruns and non-completion. Costs of construction or improvements to bring a property up to standards established for the market position intended for that property may exceed original estimates, possibly making a project uneconomical. Other risks may include environmental risks and construction, rehabilitation and subsequent leasing of the property not being completed on schedule. If such construction or renovation is not completed in a timely manner, or if it costs more than expected, the borrower may experience a prolonged impairment of net operating income and may not be able to make payments on our investment.

Our investments in commercial real estate-related loans are subject to changes in credit spreads.

Our investments in commercial real estate-related loans are subject to changes in credit spreads. When credit spreads widen, the economic value of such investments decrease. Even though a loan may be performing in accordance with its loan agreement and the underlying collateral has not changed, the economic value of the loan may be negatively impacted by the incremental interest foregone from the widened credit spread.

Investments in non-conforming or non-investment grade rated loans or securities involve greater risk of loss.

Some of our investments may not conform to conventional loan standards applied by traditional lenders and either will not be rated or will be rated as non-investment grade by the rating agencies. In addition, we may invest in securities that are rated below investment grade by rating agencies or that would be likely rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. The non-investment grade ratings for these assets typically result from the overall leverage of the loans, the lack of a strong operating history for the properties underlying the loans, the borrowers’ credit history, the properties’ underlying cash flow or other factors. As a result, these investments may have a higher risk of default and loss than investment grade-rated assets. Any loss we incur may be significant and may reduce distributions to our stockholders and adversely affect the value of our common stock.

Investments that are not U.S. government insured involve risk of loss.

We may originate and acquire uninsured loans and assets as part of our investment strategy. Such loans and assets may include mortgage loans, mezzanine loans and bridge loans. While holding such interests, we are subject to risks of borrower defaults, bankruptcies, fraud, losses and special hazard losses that are not covered by standard hazard insurance. In the event of any default under loans, we bear the risk of loss of principal and nonpayment of interest and fees to the extent of any deficiency between the value of the collateral and the principal amount of the loan. To the extent we suffer such losses with respect to our investments in such loans, the value of our company and the value of our common stock may be adversely affected.

The mortgage-backed securities in which we may invest are subject to the risks of the mortgage securities market as a whole and risks of the securitization process.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole. Mortgage-backed securities are also subject to several risks created through the securitization process. Subordinate mortgage-backed securities are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes delinquent loans, there is a risk that the interest payment on subordinate mortgage-backed securities will not be fully paid. Subordinate mortgage-backed securities are also subject to greater credit risk than those mortgage-backed securities that are more highly rated.

We may invest in CMBS, including subordinate securities, which entail certain risks.

CMBS are generally securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a commercial or multi-family use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, apartment buildings, nursing homes and senior living centers, and may include, without limitation, CMBS conduit securities, CMBS credit tenant lease securities and CMBS large loan securities. We may invest in a variety of CMBS, including CMBS which are subject to the first risk of loss if any losses are realized on the underlying mortgage loans. CMBS entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multi-family mortgage loans. Consequently, CMBS will be affected by payments, defaults, delinquencies and losses on the underlying commercial real estate-related loans, which began to increase significantly toward the end of 2008 and are expected to continue to increase. Furthermore, a weakening rental market generally, including reduced occupancy rates and reduced market rental rates, could reduce cash flow from the loan pools underlying our CMBS investments.

Additionally, CMBS are subject to particular risks, including lack of standardized terms and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related commercial real estate loan, particularly if the current economic environment continues to deteriorate. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate. Furthermore, the net operating income from and value of any commercial property are subject to various risks. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. Expenses of enforcing the underlying commercial real estate-related loans (including litigation expenses) and expenses of protecting the properties securing the commercial real estate-related loans may be substantial. Consequently, in the event of a default or loss on one or more commercial real estate-related loans contained in a securitization, we may not recover our investment.

We may invest in CDOs and such investments may involve significant risks.

We may invest in CDOs. CDOs are multiple class debt securities, or bonds, secured by pools of assets, such as mortgage-backed securities, B-Notes, mezzanine loans and credit default swaps. Like typical securities structures, in a CDO, the assets are pledged to a trustee for the benefit of the holders of the bonds. Like CMBS, CDOs are affected by payments, defaults, delinquencies and losses on the underlying commercial real estate-related loans. CDOs often have reinvestment periods that typically last for five years during which proceeds from the sale of a collateral asset may be invested in substitute collateral. Upon termination of the reinvestment period, the static pool functions very similarly to a CMBS securitization where repayment of principal allows for redemption of bonds sequentially.

We have no established investment criteria limiting the geographic concentration of our investments in commercial real estate-related loans, commercial real estate-related debt securities and select commercial real estate equity investments. If our investments are concentrated in an area that experiences adverse economic conditions, our investments may lose value and we may experience losses.

Certain commercial real estate-related loans, commercial real estate-related debt securities and select commercial real estate equity investments in which we invest may be secured by a single property or properties in one geographic location. Further, we intend that our secured investments will be collateralized by properties located solely in the United States. These investments may carry the risks associated with significant geographical concentration. As a result, properties underlying our investments may be overly concentrated in certain geographic areas, and we may experience losses as a result. A worsening of economic conditions in the geographic area in which our investments may be concentrated could have an adverse effect on our business, including reducing the demand for new financings, limiting the ability of customers to pay financed amounts and impairing the value of our collateral.

We may invest in adjustable rate mortgage loans, which may entail greater risks of default to lenders than fixed rate mortgage loans.

Adjustable rate mortgage loans may contribute to higher delinquency rates. Borrowers with adjustable rate mortgage loans may be exposed to increased monthly payments if the related mortgage interest rate adjusts upward from the initial fixed rate or a low introductory rate, as applicable, in effect during the initial period of the mortgage loan to the rate computed in accordance with the applicable index and margin. This increase in borrowers’ monthly payments, together with any increase in prevailing market interest rates, after the initial fixed rate period, may result in significantly increased monthly payments for borrowers with adjustable rate mortgage loans, which may make it more difficult for the borrowers to repay the loan or could increase the risk of default of their obligations under the loan.

Prepayments can adversely affect the yields on our investments.

Prepayments on debt instruments, where permitted under the debt documents, are influenced by changes in current interest rates and a variety of economic, geographic and other factors beyond our control, and consequently, such prepayment rates cannot be predicted with certainty. If we are unable to invest the proceeds of such prepayments received, or are forced to invest at yields lower than those on the debt instrument that was prepaid, the yield on our portfolio will decline. In addition, we may acquire assets at a discount or premium and if the asset does not repay when expected, our anticipated yield may be impacted. Under certain interest rate and prepayment scenarios we may fail to recoup fully our cost of acquisition of certain investments.

Hedging against interest rate exposure may adversely affect our earnings, limit our gains or result in losses, which could adversely affect cash available for distribution to our stockholders.

We may enter into interest rate swap agreements or pursue other interest rate hedging strategies. Our hedging activity will vary in scope based on the level of interest rates, the type of portfolio investments held, and other changing market conditions. Interest rate hedging may fail to protect or could adversely affect us because, among other things:

•	interest rate hedging can be expensive, particularly during periods of rising and volatile interest rates;
•	available interest rate hedging may not correspond directly with the interest rate risk for which protection is sought;
•	the duration of the hedge may not match the duration of the related liability or asset;
•	the credit quality of the party owing money on the hedge may be downgraded to such an extent that it impairs our ability to sell or assign our side of the hedging transaction;
•	the party owing money in the hedging transaction may default on its obligation to pay; and
•	we may purchase a hedge that turns out not to be necessary (i.e., a hedge that is out of the money).

Any hedging activity we engage in may adversely affect our earnings, which could adversely affect cash available for distribution to our stockholders. Therefore, while we may enter into such transactions to seek to reduce interest rate risks, unanticipated changes in interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged or liabilities being hedged may vary materially. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss.

Hedging instruments often are not traded on regulated exchanges, guaranteed by an exchange or its clearing house, or regulated by any U.S. or foreign governmental authorities and involve risks and costs.

The cost of using hedging instruments increases as the period covered by the instrument increases and during periods of rising and volatile interest rates. We may increase our hedging activity and thus increase our hedging costs during periods when interest rates are volatile or rising and hedging costs have increased. In addition, hedging instruments involve risk since they often are not traded on regulated exchanges, guaranteed by an exchange or its clearing house, or regulated by any U.S. or foreign governmental authorities. Consequently, there are no requirements with respect to record keeping, financial responsibility or segregation of customer funds and positions. Furthermore, the enforceability of agreements underlying derivative transactions may depend on compliance with applicable statutory, commodity and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements. The business failure of a hedging counterparty with whom we enter into a hedging transaction will most likely result in a default. Default by a party with whom we enter into a hedging transaction may result in the loss of unrealized profits and force us to cover our resale commitments, if any, at the then current market price. It may not always be possible to dispose of or close out a hedging position without the consent of the hedging counterparty, and we may not be able to enter into an offsetting contract in order to cover our risk. We cannot assure you that a liquid secondary market will exist for hedging instruments purchased or sold, and we may be required to maintain a position until exercise or expiration, which could result in losses.

Our investments in debt securities and preferred equity securities will be subject to the specific risks relating to the particular issuer of the securities and may involve greater risk of loss than secured debt financings.

Our investments in debt securities and preferred and common equity securities involve special risks relating to the particular issuer of the securities, including the financial condition and business outlook of the issuer. Real estate company issuers are subject to the inherent risks associated with real estate and real estate-related investments discussed in this prospectus. Issuers that are debt finance companies are subject to the inherent risks associated with structured financing investments also discussed in this prospectus. Furthermore, debt securities and preferred and common equity securities may involve greater risk of loss than secured debt financings due to a variety of factors, including that such investments are generally unsecured and may also be subordinated to other obligations of the issuer. As a result, investments in debt securities and preferred and common equity securities are subject to risks of (i) limited liquidity in the secondary trading market, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination to the prior claims of banks and other senior lenders to the issuer, (iv) the operation of mandatory sinking fund or call or redemption provisions during periods of declining interest rates that could cause the issuer to reinvest redemption proceeds in lower yielding assets, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service and distribution obligations and (vi) the declining creditworthiness and potential for insolvency of the issuer during periods of rising interest rates and economic downturn. These risks may adversely affect the value of outstanding debt securities and preferred and common equity securities and the ability of the issuers thereof to make principal, interest and distribution payments to us.

Declines in the market values of our investments may adversely affect periodic reported results of operations and credit availability, which may reduce earnings and, in turn, cash available for distribution to our stockholders.

A decline in the market value of our assets will reduce our earnings in the period recognized and may adversely affect us particularly in instances where we have borrowed money based on the market value of those assets. If the market value of those assets declines, the lender may require us to post additional collateral to support the loan. If we were unable to post the additional collateral, we may have to sell assets at a time when we might not otherwise choose to do so. A reduction in credit available may reduce our earnings and, in turn, cash available for distribution to stockholders.

Further, credit facility providers may require us to maintain a certain amount of cash reserves or to set aside unlevered assets sufficient to maintain a specified liquidity position, which would allow us to satisfy our collateral obligations. As a result, we may not be able to leverage our assets as fully as we would choose, which could reduce our return on equity. In the event that we are unable to meet these contractual obligations, our financial condition could deteriorate rapidly.

Market values of our investments may decline for a number of reasons, such as changes in prevailing market rates, increases in defaults, increases in voluntary prepayments for those investments that we have that are subject to prepayment risk, widening of credit spreads and downgrades of ratings of the securities by ratings agencies.

Insurance may not cover all potential losses on the mortgaged properties which may impair our security and harm the value of our assets.

We will require that each of the borrowers under our mortgage loan investments obtain comprehensive insurance covering the mortgaged property, including liability, fire and extended coverage. However, there are certain types of losses, generally of a catastrophic nature, such as earthquakes, floods and hurricanes, that may be uninsurable or not economically insurable. We may not require borrowers to obtain terrorism insurance if it is deemed commercially unreasonable. Inflation, changes in building codes and ordinances, environmental considerations and other factors also might make it infeasible to use insurance proceeds to replace a property if it is damaged or destroyed. Under such circumstances, the insurance proceeds, if any, might not be adequate to restore the economic value of the mortgaged property, which might impair our security and decrease the value of the property.

With respect to mortgaged properties, options and other purchase rights may affect value or hinder recovery.

A borrower under certain mortgage loans may give its tenants or another person a right of first refusal or an option to purchase all or a portion of the related mortgaged property. These rights may impede the lender’s ability to sell the related mortgaged property at foreclosure or may adversely affect the value or marketability of the property.

If we over estimate the value or income-producing ability or incorrectly price the risks of our investments, we may experience losses.

Analysis of the value or income-producing ability of a commercial property is highly subjective and may be subject to error. We value our potential investments based on yields and risks, taking into account estimated future losses on the commercial real estate-related loans and the mortgaged property included in the securitization’s pools or select commercial real estate equity investments, and the estimated impact of these losses on expected future cash flows and returns. In the event that we underestimate the risks relative to the price we pay for a particular investment, we may experience losses with respect to such investment.

The leases on the properties underlying our investments may not be renewed on favorable terms.

The properties underlying our investments could be negatively impacted by the deteriorating economic conditions and weaker rental markets. Upon expiration or earlier termination of leases on these properties, the space may not be relet or, if relet, the terms of the renewal or reletting (including the cost of required renovations or concessions to tenants) may be less favorable than current lease terms. In addition, the poor economic conditions may reduce a tenants’ ability to make rent payments under their leases. Any of these situations may result in extended periods where there is a significant decline in revenues or no revenues generated by these properties. Additionally, if market rental rates are reduced, property-level cash flows would likely be negatively affected as existing leases renew at lower rates. If the leases for these properties cannot be renewed for all or substantially all of the space at these properties, or if the rental rates upon such renewal or reletting are significantly lower than expected, the value of our investments may be adversely affected.

A borrower’s form of entity may cause special risks or hinder our recovery.

Since most of the borrowers for our commercial real estate loan investments are legal entities rather than individuals, our risk of loss may be greater than those of mortgage loans made to individuals. Unlike individuals involved in bankruptcies, most of the entities generally do not have personal assets and creditworthiness at stake. The terms of the mortgage loans generally require that the borrowers covenant to be single-purpose entities, although in some instances the borrowers are not required to observe all covenants and conditions that typically are required in order for them to be viewed under standard rating agency criteria as single-purpose entities.

The bankruptcy of a borrower, or a general partner or managing member of a borrower, may impair the ability of the lender to enforce its rights and remedies under the related mortgage. Borrowers that are not single-purpose entities structured to limit the possibility of becoming insolvent or bankrupt, may be more likely to become insolvent or the subject of a voluntary or involuntary bankruptcy proceeding because the borrowers may be (i) operating entities with a business distinct from the operation of the mortgaged property with the associated liabilities and risks of operating an ongoing business or (ii) individuals that have personal liabilities unrelated to the property.

We may be exposed to environmental liabilities with respect to properties to which we take title.

In the course of our business, we may take title to real estate, and, if we do take title, we could be subject to environmental liabilities with respect to these properties. In such a circumstance, we may be held liable to a governmental entity or to third parties for property damage, personal injury, and investigation and clean-up costs incurred by these parties in connection with environmental contamination, or may be required to investigate or clean up hazardous or toxic substances, or chemical releases, at a property. The costs associated with investigation or remediation activities could be substantial. If we ever become subject to significant environmental liabilities, our business, financial condition, liquidity and results of operations could be materially and adversely affected.

Risks Related to Debt Financing

If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets increases, leverage would cause the NAV attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leverage would cause NAV to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to our advisor.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt, declare any dividends, make any distributions or repurchase any stock, and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and may cause us to be unable to make distributions. The amount of leverage that we employ will depend on our Advisor’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing.

In addition, recent legislation under consideration by the U.S. Congress proposes to decrease this asset coverage amount such that we would be able to borrow amounts greater than that currently permitted. If this legislation is enacted, we would therefore be permitted to incur leverage beyond the current limitations of the 1940 Act, which would further increase the risks of loss in the event of a decline in the value of our assets. This legislation would also increase the risks of an investment in our common stock.

Changes in interest rates may affect our cost of capital and net investment income.

Since we intend to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that any long-term fixed rate investments we acquire will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee preferred return and may result in a substantial increase of the amount of incentive fees payable to our advisor with respect to pre-incentive fee net investment income. See “Investment Advisory and Administrative Services Agreement.”

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code.

To maintain our qualification for RIC tax treatment under Subchapter M of the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Certain U.S. Federal Income Tax Considerations — Qualification and Taxation as a Regulated Investment Company.”

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to maintain our qualification for RIC tax treatment and thus become subject to corporate-level income tax.
•	The income source requirement will be satisfied if we derive at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities and certain other sources.
•	The asset diversification requirement must be satisfied at the end of each quarter of our taxable year. At least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer. In addition, no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain qualified publicly traded partnerships. Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we make preferred equity investments in partnerships or limited liability companies, such investments and the income therefrom will not be qualifying assets or income for purposes of the RIC income and asset tests unless such preferred equity investments are properly treated as loans for U.S. federal income tax purposes.

If we fail to maintain our qualification for RIC tax treatment for any reason, we will be subject to corporate income tax on our taxable income, which will be determined without a dividends-paid deduction. The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

To qualify as a RIC in a subsequent year, we would be required to distribute to our stockholders our earnings and profits attributable to non-RIC years. In addition, if we failed to maintain our status as a RIC for a period greater than two taxable years, then we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a RIC in a subsequent year.

The preferred equity investments we intend to make may make us unable to maintain our qualification as a RIC under subchapter M of the Code.

Part of our investment strategy involves investments in preferred limited liability company membership interests or partnership interests that own commercial real estate and generally finance the acquisition, rehabilitation, or construction of commercial real estate. In order to qualify as a RIC for U.S. federal income tax purposes, we must derive at least 90% of our gross income from dividends, interest, payment with respect to certain securities or foreign currencies, and certain other sources. Additionally, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities from other RICs, and other securities that do not represent 10% of the voting securities of any one issuer or more than 5% of the value of our assets. We intend to make preferred equity investments and treat them as loans for U.S. federal income tax purposes. If the preferred equity investments we make are in the form of an equity interest in a limited liability company or a partnership and such investments are treated as partnership interests for U.S. federal income tax purposes, rather than as loans, then any income derived from such investments will not be qualifying income for purposes of the RIC gross income test, and the investment will not be a qualifying asset for purposes of the RIC 50% asset test. If we are unable to maintain our qualification as a RIC for U.S. federal income tax purposes, we will be subject to corporate-level income tax, and your investment in us would be adversely impacted.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind, or PIK, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain our RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for and maintain our RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Certain U.S. Federal Income Tax Considerations — Qualification and Taxation as a Regulated Investment Company.”

You may have current tax liability on distributions you elect to reinvest in our common stock but would not receive cash from such distributions to pay such tax liability.

If you participate in our distribution reinvestment plan, you will be deemed to have received the amount reinvested in our common stock and an additional distribution equal to any discount in the purchase price for shares under the distribution reinvestment plan and will be subject to U.S. federal income tax on such deemed distribution to the extent it was not a tax-free return of capital. As a result, unless you are a tax-exempt entity, you may have to use funds from other sources to pay your tax liability on the value of our common stock received from the distribution.

If we do not qualify as a publicly offered regulated investment company, as defined in the Code, you will be taxed as though you received a distribution of some of our expenses.

A publicly offered regulated investment company is a regulated investment company whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered regulated investment company for any period, a non-corporate stockholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional distribution to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For non-corporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered regulated investment company, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible to an individual only to the extent they exceed 2% of such a stockholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes. While we anticipate that we will constitute a publicly offered regulated investment company after our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

We may choose to pay dividends in our own common stock, in which case our stockholders may be required to pay U.S. federal income taxes in excess of the cash dividends our stockholders receive.

We may distribute taxable dividends that are payable in cash and shares of our common stock at the election of each stockholder. Under IRS Revenue Procedure 2017-45, a publicly offered RIC may give stockholders a choice, subject to various limits and requirements, of receiving a dividend in cash or common stock. As long as at least 20% of the total dividend is available in cash, and certain other requirements are satisfied, the IRS will treat the stock distribution as a dividend (to the extent applicable rules treat such distribution as being made out of earnings and profits). Stockholders receiving such dividends will be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. stockholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our common stock.

Recent tax legislation may have unanticipated effects on us.

On December 22, 2017, the tax legislation commonly referred to as the Tax Cuts and Jobs Act was signed into law, generally applying in taxable years beginning after December 31, 2017. The Tax Cuts and Jobs Act makes significant changes to the U.S. federal income tax rules for taxation of U.S. individuals and corporations, reducing the federal income tax rates applicable to taxable U.S. investors on ordinary dividends on our stock. In the case of individuals, the income tax brackets are adjusted, the top federal income rate is reduced to 37%, special rules reduce taxation of certain income earned through pass-through entities and REITs, but not RICs, and various deductions are eliminated or limited. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. For taxable years beginning after December 31, 2017, the top corporate income tax rate is reduced to 21%, which could make taxable corporations viable alternatives to RICs for individual investors. The long-term impact of the tax changes on the demand for the loans we intend to make or our other target investments is not yet certain.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of the investments that we expect to make;
•	the ability of our portfolio companies to achieve their objectives;
•	our current and expected financings and investments;
•	the adequacy of our cash resources, financing sources and working capital;
•	the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;
•	our contractual arrangements and relationships with third parties;
•	actual and potential conflicts of interest with our advisor, Terra Capital Partners, the Terra Income Funds or any of their affiliates;
•	the dependence of our future success on the general economy and its effect on our investments;
•	our use of financial leverage;
•	the ability of our advisor to locate suitable investments for us and to monitor and administer our investments;
•	the ability of our advisor or its affiliates to attract and retain highly talented professionals;
•	our ability to qualify and maintain our qualification as a RIC and as a BDC;
•	the impact on our business of the Dodd-Frank Act and the rules and regulations issued thereunder;
•	the effect of changes to tax legislation and our tax position; and
•	the tax status of the enterprises in which we invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;
•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and
•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus or in periodic reports we file under the Exchange Act are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

ESTIMATED USE OF PROCEEDS

The following table sets forth our estimates of how we intend to use the gross proceeds from the offering. Information is provided assuming that we sell (i) the midpoint of the maximum amount of shares registered in this offering, or $500,000,000 in shares of our common stock and (ii) the maximum amount of shares registered in this offering, or $1,000,000,000 in shares of our common stock. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of shares of common stock and the actual number of shares of common stock we sell in this offering. The table below assumes that shares of common stock are sold at the current offering price of $10.90 per share. Such amount is subject to increase or decrease based upon, among other things, our NAV per share.

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in our targeted investments in accordance with our investment objectives and using the strategies described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes, including payment of operating expenses.

We have not established limits on the use of proceeds from this offering or the amount of funds we may use from available sources (including offering proceeds) to make distributions to our stockholders; however, pursuant to Section 19 of the 1940 Act we are prohibited from paying distributions from offering proceeds except under certain circumstances.

We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof. However, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives or allocate our portfolio among various issuers.

Pending such use, we intend to invest the net proceeds of our offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC.

The amounts in this table assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commission, broker-dealer fee, and dealer manager fee may be reduced or eliminated in connection with certain categories of sales, such as sales for which a volume discount applies, sales through registered investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. See “Plan of Distribution.” Such reduction would be credited in the form of additional shares. The net proceeds to us from such sales made net of such fees will be substantially the same as the net proceeds we receive from other sales of shares. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	Midpoint Offering		Maximum Offering
	Amount	Percentage	Amount	Percentage
Gross proceeds	$500,000,000	100.0%	$1,000,000,000	100.0%
Less:
Selling commission(1)	15,000,000	3.0	30,000,000	3.0
Dealer manager fee(1)	7,500,000	1.5	15,000,000	1.5
Broker-dealer fee(1)	5,000,000	1.0	10,000,000	1.0
Offering expenses(2)	7,500,000	1.5	15,000,000	1.5
Net proceeds/amount available for investments	$465,000,000	93.0%	$930,000,000	93.0%

(1)	In addition to the selling commission, dealer manager fee and broker-dealer fee listed in the table above, the dealer manager will receive a servicing fee at an annual rate of 1.125% of the most recently published NAV per share, payable annually, with respect to each share sold, on the anniversary of the applicable month of purchase. See “Prospectus Summary — Servicing Fee” and “Plan of Distribution — Compensation of Dealer Manager and Selected Broker-Dealers.”
(2)	The offering expense amounts set forth in the table above represent our estimates of the expenses that will be incurred in connection with our organization and offering assuming that we sell (i) the midpoint of the maximum amount of shares registered in this offering, or $500,000,000 in shares of our common stock or (ii) the maximum amount of shares registered in this offering, or $1,000,000,000 in shares of our common stock. In either case, our advisor is responsible for the payment of our cumulative organization and offering expenses to the extent such expenses exceed 1.5% of the gross proceeds from this offering.

DISTRIBUTIONS

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a monthly or quarterly basis and aggregate and pay such distributions on a monthly basis. We will calculate each stockholder’s specific distribution amount for the period using daily record dates, and each stockholder’s distributions will begin to accrue on the date we accept such stockholder’s subscription for shares of our common stock. From time to time at the discretion of our board of directors, we may also pay special interim distributions in the form of cash or shares of common stock. For example, our board of directors may periodically authorize stock dividends in order to reduce our NAV per share if necessary to ensure that we do not sell shares at a price per share, after deducting selling commissions, broker-dealer fees and dealer manager fees, that is below our NAV per share, in compliance with the 1940 Act.

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies, and expense support payments or fee waivers from our advisor that are subject to reimbursement to it. We have not established limits on the amount of funds we may use from available sources to make distributions; however, pursuant to Section 19 of the 1940 Act we are prohibited from paying distributions from offering proceeds except under certain circumstances.

On a quarterly basis, we will send information to all stockholders of record regarding the source of distributions paid to our stockholders in such quarter. During certain periods, our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our continuous public offering. As a result, it is possible that a portion of the distributions we make will represent a return of capital. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with the offering, including any fees payable to our advisor. If we make distributions that are classified as a return of capital, or if the distributions we make are funded from borrowings, expense support payments or fee waivers by our advisor, these distributions can only be sustained if we achieve positive investment performance in future periods or our advisor continues to make such expense support payments or fee waivers. The reimbursement of expense support payments to our advisor will reduce the amount cash available for distributions. Each year a statement on Form 1099-DIV, identifying the sources of the distributions, will be mailed to our stockholders. See “Certain U.S. Federal Income Tax Considerations.” There can be no assurance that we will be able to pay distributions at a specific rate or at all.

From time to time and not less than quarterly, our advisor must review our accounts to determine whether cash distributions are appropriate. We intend to distribute pro rata to our stockholders funds received by us which our advisor deems unnecessary for us to retain.

We intend to make our ordinary distributions in the form of cash, out of assets legally available for distribution, unless stockholders elect to receive their distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under our distribution reinvestment plan will nevertheless remain taxable to a U.S. stockholder. If a stockholder holds shares in the name of a broker or financial intermediary, he or she should contact the broker or financial intermediary regarding their election to receive distributions in additional shares of our common stock under our distribution reinvestment plan.

In order to maintain our qualification to be taxed as a RIC, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Any undistributed investment company taxable income or net capital gains will be subject to corporate income tax. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (i) 98% of our net ordinary income for the calendar year, (ii) 98.2% of our capital gain net income for the one-year period ending on October 31 of such calendar year and (iii) any net ordinary income and net capital gains for the preceding year that were not distributed during such year and on which we paid no federal income tax. We can offer no assurance that we will achieve results that will permit us to distribute sufficient dividends to maintain RIC qualification and avoid income and excise taxes. If we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Certain U.S. Federal Income Tax Considerations.”

The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

We have adopted an “opt in” distribution reinvestment plan for our stockholders. As a result, if we make a distribution, then stockholders will receive distributions in cash unless they specifically opt in to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

Dividends and distributions to our stockholders are recorded as of the applicable record date. On June 24, 2015, our board of directors declared our first cash distribution in an amount equal to $0.002740 per share per day, or 8% on an annualized basis, to be paid to holders of record as of July 20, 2015, which accrued daily from June 24, 2015, the day on which we commenced operations, through July 31, 2015, and was paid on July 31, 2015. On August 24, 2015, our board of directors declared a cash distribution in an amount equal to $0.002740 per share per day, or 8% on an annualized basis, to be paid to holders of record as of August 24, 2015, which was paid on August 31, 2015. On September 24, 2015, our board of directors declared a cash distribution in an amount equal to $0.002740 per share per day, or 8% on an annualized basis, to be paid to holders of record as of September 24, 2015, which was paid on September 30, 2015. On October 26, 2015, our board of directors authorized a series of monthly cash distributions. Each of the cash distributions were in an amount equal to 8% on an annualized basis, which based on our then-current public offering price of $12.50 was equal to $0.002740 per share per day for 2015 and $0.002733 per share per day for 2016. The cash distributions were payable on the last business day of each month beginning in October 2015 to stockholders of record as of the first business day following the 20th day of each prior month.

On January 13, 2017, our board of directors authorized an additional series of monthly cash distributions. Each of the cash distributions are in an amount equal to 8% on an annualized basis, which based on our current public offering price of $10.90 is equal to $0.002389 per share per day. The cash distributions are payable on the last business day of each month beginning in January 2017 to stockholders of record as of the first business day following the 20th day of each prior month.

As of September 30, 2017 a significant portion of the distributions paid to our stockholders constituted returns of capital. The following table reflects, for tax purposes, the estimated sources of the cash distributions that we have paid on our common stock during the years ended September 30, 2017, 2016 and 2015:

	Years ended September 30,
	2017		2016		2015
Source of Distribution	Distribution Amount(1)	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Return of capital	$4,631,433	90.8%	$2,474,642	100.0%	$125,140	100.0%
Net investment Income	467,761	9.2%	—	—	—	—
Total	$5,099,194	100.0%	$2,474,642	100.0%	$125,140	100.0%

(1)	The Distribution Amount and Percentage reflected for the year ended September 30, 2017 are estimated figures. The actual source of distributions for the year ended September 30, 2017 will be calculated in connection with our year-end procedures.

We make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences, which include disallowed net operating loss carryforwards, amortization of deferred offering expenses and expense reimbursement from our advisor. To the extent these differences are permanent, they are charged or credited to capital in excess of par or accumulated net investment loss, as appropriate.

For the year ended September 30, 2017, permanent difference was related to $0.6 million of amortization of deferred offering expenses. For the year ended September 30, 2016, permanent differences were related $2.8 million of disallowed net operating loss carryforwards, $1.7 million of amortization of deferred offering expenses and $2.3 million of expense reimbursement from Adviser.

As of September 30, 2017 and 2016, we did not have differences between book basis and tax basis cost of investments.

INVESTMENT OBJECTIVES AND STRATEGY

Investment Objectives

Our primary investment objectives are:

•	to pay attractive and stable cash distributions; and
•	to preserve, protect and return capital contributions to stockholders.

We also seek to realize growth in the value of our investments by timing their sale to maximize value.

Investment Strategy

Our investment strategy is to use substantially all of the proceeds from this offering to originate and manage a diversified portfolio consisting of (i) commercial real estate loans to U.S. companies qualifying as eligible portfolio companies under the 1940 Act, including mezzanine loans, first and second lien mortgage loans, subordinated mortgage loans, bridge loans, and other commercial real estate-related loans related to or secured by high quality commercial real estate in the United States; (ii) preferred equity real estate investments in U.S. companies qualifying as eligible portfolio companies under the 1940 Act; and (iii) select commercial real estate-related debt securities, such as CMBS or CDOs; provided, however, that we will select all investments after considering our ability to maintain our qualification to be taxed as a RIC; further provided, we are not a “diversified company” as defined by the 1940 Act.

We seek to structure, acquire and maintain a portfolio of investments that generate a stable income stream to enable us to pay attractive and consistent cash distributions to our stockholders. We directly structure, underwrite and originate most of our investments, as we believe that doing so will provide us with the best opportunity to invest in loans that satisfy our standards, establish a direct relationship with the borrower and optimize the terms of our investments; however, we may acquire existing loans from the originating lender should our advisor determine such an investment is in our best interest. We may hold our investments until their scheduled maturity dates or may sell them if we are able to command favorable terms for their disposition. We may also seek to realize growth in the value of our investments by timing their sale to maximize value. We believe that our investment strategy allows us to pay attractive and stable cash distributions to our stockholders and to preserve, protect and return our stockholders’ capital contributions, consistent with our investment objectives.

Our advisor’s management team has extensive experience in originating, acquiring, structuring, managing and disposing of real estate-related loans similar to the types of loans in which we invest. In order to meet our investment objectives, we generally seek to follow the following investment criteria:

•	focus primarily on the origination of new loans;
•	focus on loans backed by properties in the United States;
•	invest primarily in fixed rate rather than floating rate loans, but we reserve the right to make debt investments that will bear interest at a floating rate;
•	invest in loans expected to be repaid within one to five years;
•	maximize current income;
•	lend to creditworthy borrowers;
•	lend on properties that are expected to generate sustainable cash flow;
•	maximize diversification by property type, geographic location, tenancy and borrower;
•	source off-market transactions; and
•	hold investments until maturity unless, in our advisor’s judgment, market conditions warrant earlier disposition.

While we expect that the size of each of our investments generally ranges between $3 million and $20 million, our investments ultimately be at the discretion of our advisor, subject to oversight by our board of directors. Prior to raising substantial capital, we may make smaller investments and invest a larger portion of our capital base in cash and cash items (including receivables) and U.S. government securities to enable us to acquire assets that meet our desired investment profile and to meet certain RIC qualification requirements under the Code.

Investment Limitations

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we generally are not permitted to co-invest with certain entities affiliated with our advisor in transactions originated by it or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside our advisor or its affiliates in accordance with existing regulatory guidance and the allocation policies of our advisor and its affiliates, as applicable. However, we are permitted to, and may, co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. The SEC has granted us exemptive relief from the provisions of Sections 17(d) and 57(a)(4) of the 1940 Act, thereby permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our Co-Investment Affiliates. However, we will be prohibited from engaging in certain transactions with our affiliates even under the terms of this exemptive order. We believe the relief granted to us under this exemptive order may not only enhance our ability to further our investment objectives and strategies, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our Co-Investment Affiliates, than would be available to us in the absence of such relief.

To seek to enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of our advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. See “Risk Factors — Risks Related to Debt Financing” for a discussion of the risks inherent in employing leverage.

About Our Advisor

Our advisor is a subsidiary of our sponsor, a New York-based real estate capital management firm that has been in the business of making investments in commercial real estate loans, preferred equity investments and certain real estate-related debt securities of private companies for approximately ten years. Our advisor is registered as an investment adviser with the SEC under the Advisers Act and is led by the same personnel that form the investment and operations team of our sponsor and the Terra Income Funds. See “Management,” “Risk Factors — Risks Related to Our Advisor and Its Affiliates” and “Certain Relationships and Related Party Transactions.”

The management of our investment portfolio is the responsibility of our advisor and its executive officers. The investment committee of our advisor will approve each new investment that we make. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and, beginning with the second anniversary of the date of the advisory agreement, our board of directors will annually review the compensation we pay to our advisor and its performance during the preceding 12 months to determine that the compensation paid to our advisor is reasonable in relation to the nature and quality of the services performed, and that the provisions of the advisory agreement are carried out. See “Investment Advisory and Administrative Services Agreement.”

Market Opportunities

The opportunity for alternative commercial real estate lenders is the direct result of (i) limited supply of commercial real estate debt from banks and securitized lenders due to regulations implemented since the last recession and (ii) strong demand for commercial real estate financing. New regulations, particularly those imposed by or Basel III and the Dodd-Frank Act, have reduced the availability of commercial real estate debt capital from regulated institutions and the CMBS market. At the same time, demand for commercial real estate debt in the U.S. has been supported by strong economic fundamentals, including employment gains, low inflation and positive gross domestic product growth, while new construction of commercial real estate has been limited relative to historical averages. These fundamentals, as well as abundant domestic and international commercial real estate equity capital available for U.S. commercial real estate, create an opportunity for providers of commercial real estate debt to finance property acquisition, refinancing and development.

Traditional Providers of Commercial Real Estate Debt Have Reduced Availability of Capital

The turmoil in the U.S. mortgage market that commenced with the onset of the global financial crisis in 2008 has diminished the availability of credit for commercial real estate from traditional providers of capital to commercial real estate borrowers. Although credit availability has increased over the past several years, there is an opportunity for alternative commercial real estate debt providers like us to capitalize on the lack of supply created by a more risk-averse credit culture, tighter underwriting standards, a tepid recovery in the CMBS market and changes in the regulatory environment that continue to constrain the lending capacity of large commercial banks and traditional providers of capital.

Stricter Underwriting from a Reduced Number of Banks

Fallout from the 2008 recession has reduced the number of U.S. commercial banks by approximately 25% through a combination of consolidation, failure or overall balance sheet reduction.

Source: Federal Reserve Bank of St. Louis, October 2017

Those lenders that remain are subject to increased regulations (Dodd-Frank Act and Basel III, the latter of which imposes requirements for higher bank capital charges on certain types of real estate loans) and adhere to mortgage lending practices that are more conservative than prior to the economic crisis. Therefore, those financial institutions still willing to provide capital may not provide sufficient proceeds to meet borrowers’ needs, and many loans that previously would have been provided by a single lender often will require multiple lenders. This provides us, as an alternative lender, with an immediate opportunity to augment loans provided by traditional lenders with subordinated debt and preferred equity, often at higher property valuations, lower loan-to-value ratios and higher returns than prior to the economic crisis. In particular, due to the nature of the underlying assets, there has been less availability of debt capital on transitional properties, as a result of increased capital requirements, which significantly impact the profitability of such loans for financial institutions. We believe this opportunity will continue for the foreseeable future.

According to a survey conducted by the Federal Reserve, in January 2017, despite positive fundamentals in commercial real estate property, the net percentage of domestic respondents reporting tightening standards for commercial real estate loans was the highest since 2009, indicating that the opportunity for alternative providers of commercial real estate debt capital will likely increase.

(1)	Data is YTD through October 2017

Source: The Federal Reserve Board, October 2017.

Overall CMBS Market Well Below Peak

In addition, enhanced risk-retention requirements for CMBS have increased securitization costs and limited competition from CMBS lenders. This has led to a decrease in CMBS securitizations and issuances that have failed to recover to previous levels, from a peak of $229 billion in 2007 to $76 billion in 2016. Risk retention requirements went into effect on December 24, 2016. A survey of industry professionals published in the market publication Commercial Mortgage Alert has predicted issuance of $75 billion for 2017, indicating an opportunity for additional providers of commercial real estate debt capital to continue to fill a supply gap.

(1)	Data is YTD through September 2017
(*)	Only numbers from the first nine months of 2017 have been reported.

Source: Commercial Mortgage Alert, September 2017.

Lack of Supply of CMBS Debt for Transitional Properties

As a result of the same regulatory constraints impacting the entire CMBS market, floating-rate CMBS effectively disappeared from the marketplace from a peak of $27 billion in 2006. These transactions have historically been secured by transitional properties, similar to many of the loan opportunities that we intend to pursue. With floating-rate CMBS issuance failing to break $2 billion in more than one year (2014), as illustrated by the following table, we believe there is a meaningful void for alternative commercial real estate debt capital providers to fill, a trend we expect to continue.

(1)	Data is YTD through September 2017

Source: Commercial Mortgage Alert, September 2017.

Supply of Debt Capital Constrained by Regulatory Environment

The Dodd-Frank Act and Basel III have specific provisions targeting commercial real estate debt that have implemented risk-retention requirements for CMBS (in the case of the Dodd-Frank Act) and required higher bank capital charges on certain types of commercial real estate loans (in the case of Basel III). The two primary consequences of these regulations, the goals of which are to reduce the risk from commercial real estate in the banking system, have been to reduce the scope of lending from banks and other regulated financial institutions and to increase the costs for those institutions to provide commercial real estate debt.

In December 2016, the risk-retention rules of the Dodd-Frank Act became effective, requiring that a sponsor of a CMBS transaction retain, directly or indirectly, at least 5% of the credit risk of the securitized assets collateralizing the CMBS. This risk retention requirement can be satisfied through either “horizontal” risk retention where the risk retainer retains a 5% interest representing the most junior tranche in the CMBS securitization or through “vertical” risk retention where the risk retainer ends up retaining a 5% cross section of the entire CMBS securitization or through a combination of horizontal and vertical risk retention. Historically, bank sponsors of CMBS transactions had sold, or attempted to sell, 100% of the securitized assets collateralizing the CMBS. We expect that the impact of this requirement will be a reduction in CMBS volume as transaction costs (and ultimately borrowing costs) increase as a result of regulatory compliance and that some CMBS participants will exit the market.

Basel III increases bank capital requirements while tightening the definition of what can be included in the calculation of capital and revising the methodology of calculating risk-weighted assets, making them more risk sensitive. The effect is a revision to the regulatory capital framework for U.S. banks, requiring banks to increase regulatory capital and decrease risk-weighted assets to achieve compliance with new (higher) risk-based capital ratios. With Basel III, risk-weightings are now higher on certain assets, specifically certain acquisition, development and construction loans classified as HVCRE which are less profitable under the current framework, incentivizing banks to either adjust pricing on or abandon HVCRE loans entirely. The final Basel III rule requires that banking organizations to assign a higher risk weight of 150% (previously 100%) for HVCRE loans which, due to the breadth of the language and general uncertainty as to the interpretation of the rule, typically includes most transitional commercial real estate loans. This has reduced the availability of commercial real estate debt capital and increased financing costs for borrowers, creating an opportunity for alternative lenders.

Although the regulatory environment will continue to evolve over time, we believe that much of the substantive components of Dodd-Frank and Basel III will continue, and adjustments, if any, will be implemented only over a period of many years (much like the current regulations themselves). We expect that banks and CMBS lenders will continue to predominantly focus on stabilized properties at lower leverage points. As a result, we do not expect the size and breadth of the market opportunity to have significant near-term legislative risk.

Increased Market Share for Alternative Lenders

Non-bank lenders have historically had the advantage of flexibility and execution speed over competing bank and CMBS lenders. With the addition of increased regulatory scrutiny and tightening underwriting standards, the competitive advantage of alternative providers of commercial real estate debt capital has further increased, particularly for non-stabilized properties and new property development, here borrowers increasingly focus on speed and certainty of execution.

This is evident in the fact that the market share of alternative lenders (financial and private/other companies, excluding banks, CMBS, insurance companies, and government agencies) has significantly increased. While alternative lenders made up approximately 5% of the market in 2009, that figure has doubled to approximately 10% in each of the last three years. With an estimated 2017 commercial real estate mortgage origination volume of $537 billion per the Mortgage Bankers Association, this would represent a market share of over $50 billion for alternative lenders.

(1)	Alternative includes both financial and private/other companies
(2)	Based on independent reports of properties and portfolios $2.5 million and greater
(3)	Data is through December 2016

Source: Real Capital Analytics, December 2016

Stronger Real Estate Fundamentals Drive Transaction Volume

The post-crisis expansion of the economy is evident in most metropolitan areas across the county as shown in the chart below, with positive GDP growth and strong gains in employment driving demand for various asset classes within commercial real estate. The breadth of the recovery at this stage creates diverse opportunities for us across many different markets and various asset types. In addition to increases in demand driven by stronger economic growth, higher occupancy levels have been supported by a relative lack of new supply of commercial real estate compared to historical averages, as measured by the amount of new completions as a percentage of existing stock. A relatively stable trend of supply additions allows the market to adjust to changes in demand with less volatility, which creates greater stability in property values over time.

Percent Change in Real Gross Domestic Product (GDP) by Metropolitan Area, 2015

U.S. metropolitan areas = 2.5 percent
3.3 to 9.4
2.0 to 3.3
1.1 to 2.0
-0.3 to 1.1
-8.0 to -0.3
Nonmetropolitan areas

Source: U.S. Bureau of Economic Analysis

Historical commercial real estate transaction volume has increased to near pre-recession levels, driven by both the strength of commercial real estate fundamentals and the abundance of capital, particularly non-domestic, seeking commercial real estate investment opportunities. In fact, excluding entity purchases, the volume of portfolio and individual property transactions has already exceeded the pre-recession peak. Although the total volume decreased from 2015 to 2016, we believe this represents a return to equilibrium, and overall stability in property values, following several years of relative inactivity.

Historical CRE Transaction Volume ($ Billions)(1)(2)
Individual
Portfolio
Entity
CPPI*
$600b
500
400
300
200
100
0
250
200
150
100
50
0
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
'16

(1)	Based on independent reports of properties and portfolios $2.5 million and greater. Prior to 2005, Real Capital Analytics primarily captured sales valued at $5.0 million and above.
(2)	Data is through December 2016.

Source: Real Capital Analytics, December 2016

Unlike the years prior to the last recession, the abundant transaction volume has not eroded lender credit metrics. Comparing loan-to-value, debt yield, and debt service coverage ratio from 2008 to 2016 indicates stricter underwriting standards than at the peak of the previous cycle. This is a result of both increased conservatism on the part of regulated financial institutions and greater discipline on the part of non-bank alternative lenders.

Comparative Commercial Real Estate Loan Metrics(1)

Metric	2008 Average	2016 Average
Loan-to-value	67.0%	63.0%
Debt service coverage ratio	1.29x	1.66x
Debt yield	10.1%	10.2%

(1)	Based on independent reports of properties and portfolios $2.5 million and greater. Includes office, retail, industrial and hotel properties

Source: Real Capital Analytics, December 2016

The combination of strong property fundamentals, stabilizing transaction volume, disciplined credit metrics and an overall lack of supply of commercial real estate debt should create significant opportunities for us to deploy capital.

Targeted Investments

Real Estate-Related Loans

We originate, acquire, fund and structure real estate-related loans, including first and second mortgage loans, mezzanine loans, bridge loans, convertible mortgages and other loans related to high-quality commercial real estate in the U.S. We may also acquire some equity participations in the underlying collateral of such loans. We structure, underwrite and originate most if not all of our investments. We use what we consider to be conservative underwriting criteria, and our underwriting process involves comprehensive financial, structural, operational and legal due diligence to assess the risks of investments so that we can optimize pricing and structuring. By originating loans directly, we are able to structure and underwrite loans that satisfy our standards, establish a direct relationship with the borrower and utilize our own documentation. Described below are some of the types of loans we own and may originate.

Mezzanine Loans.  These are loans secured by ownership interests in an entity that owns commercial real estate and generally finance the acquisition, refinancing, rehabilitation or construction of commercial real estate. Mezzanine loans may be either short-term (one-to-five year) or long-term (up to 10-year) and may be fixed or floating rate. We may originate mezzanine loans backed by high-quality properties in the U.S. that fit our investment strategy. We may own such mezzanine loans directly or we may hold a participation in a mezzanine loan or a sub-participation in a mezzanine loan. These loans are predominantly current-pay loans (although there may be a portion of the interest that accrues) and may provide for participation in the value or cash flow appreciation of the underlying property as described below. We invest in mezzanine loans with loan-to-value ratios ranging from 60% to 80%. With the credit market disruption and resulting dearth of capital available in this part of the capital structure, we believe that the opportunities to both directly originate and to buy mezzanine loans from third-parties on favorable terms will continue to be attractive.

Preferred Equity Investments.  These are investments in preferred membership interests in an entity that owns commercial real estate and generally finance the acquisition, refinancing, rehabilitation or construction of commercial real estate. These investments are expected to have similar characteristics to and returns as mezzanine loans.

Subordinated Mortgage Loans (B-notes).  B-notes include structurally subordinated first mortgage loans and junior participations in first mortgage loans or participations in these types of assets. Like first mortgage loans, these loans generally finance the acquisition, refinancing, rehabilitation or construction of commercial real estate. B-notes may be either short-term (one-to-five year) or long-term (up to 10-year), may be fixed or floating rate and are predominantly current-pay loans. We may originate current-pay B-notes backed by high-quality properties in the U.S. that fit our investment strategy. We may create B-notes by tranching our directly originated first mortgage loans generally through syndications of senior first mortgages, or buy such assets directly from third-party originators. Due to the current credit market disruption and resulting dearth of capital available in this part of the capital structure, we believe that the opportunities to both directly originate and to buy B-notes from third-parties on favorable terms will continue to be attractive.

Investors in B-notes are compensated for the increased risk of such assets from a pricing perspective but still benefit from a lien on the related property. Investors typically receive principal and interest payments at the same time as senior debt unless a default occurs, in which case these payments are made only after any senior debt is made whole. Rights of holders of B-notes are usually governed by participation and other agreements that, subject to certain limitations, typically provide the holders of subordinated positions of the mortgage loan with the ability to cure certain defaults and control certain decisions of holders of senior debt secured by the same properties (or otherwise exercise the right to purchase the senior debt), which provides for additional downside protection and higher recoveries.

Bridge Loans.  We offer bridge financing products to borrowers who are typically seeking short-term capital to be used in an acquisition, development or refinancing of a given property. From the borrower’s perspective, shorter term bridge financing is advantageous because it allows time to improve the property value through repositioning without encumbering it with restrictive long-term debt. The terms of these loans generally do not exceed three years. Bridge loans may be structured as mezzanine loans, preferred equity or first mortgages.

First Mortgage Loans.  These loans generally finance the acquisition, refinancing, rehabilitation or construction of commercial real estate. First mortgage loans may be either short-term (one-to-five year) or long-term (up to 10-year), may be fixed or floating rate and are predominantly current-pay loans. We originate current-pay first mortgage loans backed by high-quality properties in the U.S. that fit our investment strategy. We selectively syndicate portions of these loans, including senior or junior participations that will effectively provide permanent financing or optimize returns which may include retained origination fees.

First mortgages provide for a higher recovery rate and lower defaults than other debt positions due to the lender’s senior position. However, such loans typically generate lower returns than subordinate debt such as mezzanine loans or B-notes.

Convertible Mortgages.  Convertible mortgages are similar to equity participations (as described below). We may invest in or originate a convertible mortgage if our advisor concludes that we may benefit from the cash flow or any appreciation in the value of the subject property.

Equity Participations.  In connection with our loan origination activities, we may pursue equity participation opportunities, or interests in the projects being financed, in instances when we believe that the risk-reward characteristics of the loan merit additional upside participation because of the possibility of appreciation in value of the underlying assets securing the loan. Equity participations can be paid in the form of additional interest, exit fees or warrants in the borrower. Equity participation can also take the form of a conversion feature, permitting the lender to convert a loan or preferred equity investment into equity in the borrower at a negotiated premium to the current net asset value of the borrower. We expect to be able to obtain equity participations in certain instances where the loan collateral consists of an asset that is being repositioned, expanded or improved in some fashion which is anticipated to improve future cash flow. In such case, the borrower may wish to defer some portion of the debt service or obtain higher leverage than might be merited by the pricing and leverage level based on historical performance of the underlying asset. We would generate additional revenues from these equity participations as a result of excess cash flows being distributed or as appreciated properties are sold or refinanced.

Other Real Estate-Related Investments.  Our advisor has the right to invest in other real estate-related investments, which may include CMBS or other real estate debt or equity securities, so long as such investments do not constitute more than 15% of our assets. Certain of our real estate-related loans require the borrower to make payments of principal on the fully committed principal amount of the loan regardless of whether the full loan amount is outstanding.

Potential Competitive Strengths

In executing our business strategy, we believe that we benefit from our advisor’s affiliation with sponsor given its strong track record and extensive experience and capabilities as real estate investment manager and sponsor of the Terra Income Funds. We construct and actively manage a portfolio of diversified commercial real estate loans, preferred equity investments and selected commercial real estate-related securities. We believe the following core strengths enable us to realize our investment objectives and provide us with significant competitive advantages in the marketplace, and attractive risk-adjusted returns to our stockholders:

Significant Experience of Our Management Team

Our advisor has a highly experienced management team with extensive expertise in originating, underwriting, structuring, financing and managing commercial real estate loans and related investments through a variety of credit and interest rate environments and economic cycles. Our advisor’ senior management team is led by Bruce D. Batkin and Simon J. Mildé, the co-founders of Terra Capital Partners, each of whom has over 35 years in the commercial real estate finance industry, including over 15 years working together at Terra Capital Partners. Messrs. Batkin and Mildé are supported by a team of 15 highly experienced real estate, finance and securities professionals. This team has extensive relationships across the commercial real estate industry, including long-term relationships with major financial institutions, property owners and commercial real estate service providers. We believe that we benefit from our advisor’s strong track record and extensive experience and capabilities originating, structuring, financing and managing commercial real estate loans and will continue to do so as we grow our portfolio over time. See “Management — Board of Directors and Executive Officers” for biographical information regarding Messrs. Mildé and Batkin and other individuals.

Significant Experience of Terra Capital Partners

Our sponsor provides our advisor with all of its key investment personnel. Our sponsor has developed a reputation within the commercial real estate finance industry as a leading sophisticated real estate investment and asset management company with a 15 year track record in originating, underwriting and managing commercial real estate and real estate-related loans, preferred equity investments and investments with similar characteristics to that we acquire. We believe we benefit from the depth and the disciplined approach our sponsor brings to its underwriting and investment management processes to structure and manage investments prudently. In addition to its extensive experience originating and managing debt financings, our sponsor and its affiliates have owned and operated over six million square feet of office and industrial space between 2005 and 2007, and this operational experience has further informed its robust origination and underwriting standards.

Disciplined Investment Process

We follow a disciplined investment origination, underwriting and selection process. We follow an investment approach focused on long-term credit performance and capital protection. This investment approach involves a multi-phase evaluation, structuring and monitoring process for each potential investment opportunity. After investment, our management team focuses on a thorough review of our investments for potential credit quality deterioration and potential proactive steps, including making available significant managerial assistance as required by the 1940 Act, to mitigate any losses to our invested capital. We believe this approach maximize current income and minimize capital loss. None of the loans originated by our advisor and its affiliates have suffered a foreclosure or loss of principal, which we believe is attributable to our advisor’s rigorous origination, underwriting and selection process.

Portfolio Construction

We construct a portfolio that is diversified by property type, geographic location and borrower. Although we expect to hold our assets for the duration of the expected five-year term of our company, we may decide to sell assets prior to the end of the term in order to maximize stockholder returns.

We construct our portfolio based on our evaluation of the impact of each potential investment on the risk/reward mix in our existing portfolio. By selecting those assets that we believe will maximize stockholder returns while minimizing investment-specific risk, we believe we can build and manage an investment portfolio that provides superior value to stockholders over time, both in absolute terms and relative to other commercial real estate loan and real estate-related investment vehicles.

Superior Analytical Tools

We believe that our management team possesses the superior analytical tools to evaluate each potential investment through the balanced use of qualitative and quantitative analysis, which helps us manage risk on an individual investment and portfolio basis. We rely on a variety of analytical tools and models to assess our investments and risk management. We also conduct an extensive evaluation of the numerous factors that affect our potential investments. These factors include:

•	Top-down review of both the current macroeconomic environment generally and the real estate and commercial real estate loan market specifically;
•	Detailed evaluation of the real estate industry and its sectors;
•	Bottom-up review of each individual investment’s attributes and risk/reward profile relative to the macroeconomic environment;
•	Quantitative cash flow analysis and impact of the potential investment on our portfolio; and
•	Ongoing management and monitoring of all investments to assess changing conditions on our original investment assumptions.

Extensive Strategic Relationships

Our management team maintains extensive relationships within the real estate industry, including real estate developers, institutional real estate sponsors and investors, real estate funds, investment and commercial banks, private equity funds, asset originators and broker-dealers, as well as the capital and financing markets generally. We believe these relationships enhance our ability to source and finance our investments as well as mitigate their credit and interest rate risk. We intend to leverage the many years of experience and well-established contacts of our management team, and to use these relationships for the benefit of our stockholders.

Risk Management

Credit Risk Management

We may be exposed to various levels of credit and special hazard risk depending on the nature of our underlying assets and the nature and level of credit enhancements supporting our assets. Our advisor and our executive officers will review and monitor credit risk and other risks of loss associated with each investment. In addition, we will seek to diversify our portfolio of assets to avoid undue geographic, issuer, industry and certain other types of concentrations. Our board of directors will monitor the overall portfolio risk and levels of provision for loss.

Interest Rate Risk Management

To the extent consistent with maintaining our qualification as a BDC, we will follow an interest rate risk management policy intended to mitigate the negative effects of major interest rate changes. We intend to minimize our interest rate risk from borrowings by attempting to structure the key terms of our borrowings to generally correspond to the interest rate term of our assets and through hedging activities.

Hedging Activities

We may engage in hedging transactions to protect our investment portfolio from interest rate fluctuations and other changes in market conditions. These transactions may include interest rate swaps, the purchase or sale of interest rate collars, caps or floors, options, mortgage derivatives and other hedging instruments. These instruments may be used to hedge as much of the interest rate risk as we determine is in the best interest of our stockholders, given the cost of such hedges and the need to maintain our qualification to be taxed as a RIC and our qualification as a BDC. We may from time to time enter into interest rate swap agreements to offset the potential adverse effects of rising interest rates under certain short-term repurchase agreements. We may elect to bear a level of interest rate risk that could otherwise be hedged when we believe, based on all relevant facts, that bearing such risk is advisable and consistent with our investment strategies and desired risk profile.

Equity Capital Policies

Our board of directors may amend our charter from time to time to increase or decrease the aggregate number of authorized shares of stock or the number of authorized shares of stock of any class or series without stockholder approval. After your purchase in this offering, our board may authorize us to (i) sell additional shares in this or future public offerings, including through our distribution reinvestment plan; (ii) issue equity interests in private offerings; or (iii) issue shares to our advisor, or its successors or assigns (subject to the restrictions of the 1940 Act), in payment of an outstanding fee obligation. To the extent we issue additional equity interests after your purchase in this offering, whether in a primary offering, through our distribution reinvestment plan or otherwise, your percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings, the use of the proceeds and the value of our investments, you may also experience dilution in the book value and fair value of your shares and in the earnings and distributions per share.

Liquidity Strategy

As a public, non-listed investment vehicle, our shares are not listed on a national securities exchange. We do not currently intend to list our shares on a national securities exchange and do not expect a public market to develop for them in the foreseeable future. While our offering price, which exceeds our NAV per share, is subject to adjustment in accordance with the 1940 Act and our share pricing policy, our stockholders will not be subject to the daily share price volatility associated with the public markets. However, the NAV of our shares may be volatile. We believe that a non-listed structure is more appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view.

Most public, non-listed investment vehicles provide for a finite life, requiring a liquidity event to be completed within a certain period of time following the completion of the vehicle’s offering stage. A liquidity event is generally defined to include (i) a listing of the fund’s shares on a national securities exchange, (ii) the sale of all or substantially all of the fund’s assets followed by a liquidation or (iii) a merger or transaction approved by the board of directors in which the stockholders receive cash or shares of a publicly traded company. Because most public, non-listed investment vehicles hold investments with no maturity date (such as real estate) or a maturity date that may not coincide with the termination of the offering (such as a long-term commercial loan or a debt security purchased in an over-the-counter market), investors in these vehicles are dependent on a future liquidity event and prevailing capital market conditions to receive a return of their capital.

We are distinguished from other public, non-listed vehicles because of the nature of the investments we make, which are primarily commercial real estate loans and real estate-related debt securities that we originate. Loan origination is characterized as the involvement by a provider of capital in all stages of the loan process, from marketing the loan, negotiating and structuring the loan and finally closing.

We originate substantially all of our commercial real estate loans and real estate-related debt securities, so we are able to customize the terms of our investments in order to be repaid within five years from the termination of this offering. While the loans that we originate have maturity dates ranging from one to ten years, we expect those loans with a maturity greater than ten years will nevertheless be repaid much sooner. As an alternative provider of capital, and due to the market conditions described above in “— Market Opportunities,” our borrowers are willing to pay interest rates that are generally above the rates charged by conventional lenders, such as banks, insurance companies and securitized lenders. Because these interest rates are higher than those charged by conventional lenders, these borrowers will seek to repay these loans prior to maturity, either through cash flow from operations or through a refinancing. As a result, we believe that even those loans with a maturity longer than five years will be repaid well before the expected maturity dates.

In addition, the secondary market for commercial real estate loans, and leveraged loans generally, is well established in the United States. The most liquid commercial real estate and leveraged loans are (i) originated by an established lender, (ii) made to commercial or industrial borrowers and (iii) secured by a first-priority or second lien on the borrower’s property. The commercial real estate loans that we intend to originate meet this criteria. As a result, we expect that there will be an active secondary market for us to sell loans on favorable terms even if certain loans are not repaid prior to maturity. As a result, assuming normal market conditions, we expect that we will be able to return our stockholders’ capital contributions subsequent to the repayment to us or the liquidation of our debt investments within a reasonable period of time following the termination of our public offering stage, and our investment strategy does not require us to consummate a liquidity event to return our stockholders’ capital contributions. See “Liquidity Strategy.”

Capital Contribution by Our Sponsor

Pursuant to an initial capitalization and subsequent private placement, our sponsor purchased an aggregate of $175,000 of shares of our common stock at $9.00 per share, which price represented the previous initial public offering price of $10.00 per share, net of selling commissions, broker-dealer fees and dealer manager fees. On February 25, 2015, our board of directors determined to change the initial offering price from $10.00 per share to $12.50 per share. As a result, on February 26, 2015, we effected a reverse stock split to account for the change in our offering price since the initial contribution from our sponsor. As such, all share references and equity transaction pricing elsewhere in this prospectus reflect this reverse stock split. On May 1, 2015, our sponsor purchased an additional $275,000 of shares of our common stock from this offering at $11.25 per share, representing our then-current offering price of $12.50 per share, net of selling commissions, broker-dealer fees and dealer manager fees. As a result, gross offering proceeds of $450,000 were immediately available to us as of May 1, 2015. The gross offering proceeds from this purchase were included for purposes of determining that we satisfied our minimum offering requirements. See “Plan of Distribution.”

Distributions

Subject to our board of directors’ discretion and applicable legal restrictions, we generally authorize and declare ordinary cash distributions on either a monthly or quarterly basis, and aggregate and pay such distributions on a monthly basis. We calculate each stockholder’s specific distribution amount for the period using daily record dates, and each stockholder’s distributions will begin to accrue on the date we accept such stockholder’s subscription for shares of our common stock. From time to time, at the discretion of our board of directors, we may also pay special interim distributions in the form of cash or shares of common stock. For example, our board of directors may periodically authorize stock dividends in order to reduce our NAV per share if necessary to ensure that we do not sell shares at a price per share, after deducting selling commissions, broker-dealer fees and dealer manager fees, that is below our NAV per share, in compliance with the provisions of the 1940 Act.

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense support payments or fee waivers from our advisor that are subject to reimbursement to it. We have not established limits on the amount of funds we may use from available sources to make distributions; however, pursuant to Section 19 of the 1940 Act we are prohibited from paying distributions from offering proceeds except under certain circumstances. During certain periods, our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our continuous public offering of common stock. As a result, it is possible that a portion of the distributions we make will represent a return of capital. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to our advisor. If we make distributions that are classified as a return of capital, or if the distributions we make are funded from borrowings, expense support payments or fee waivers by our advisor, these distributions can only be sustained if we achieve positive investment performance in future periods or our advisor continues to make such expense support payments or fee waivers. The reimbursement of expense support payments to our advisor will reduce the amount of cash available for distributions. Each year a statement on Form 1099-DIV identifying the source of the distributions (i.e., paid from ordinary income, paid from net capital gains on the side of securities or a return of paid-in capital surplus, which is a nontaxable distribution) will be mailed to our stockholders. See “Certain U.S. Federal Income Tax Considerations.” There can be no assurance that we will be able to pay distributions at a specific rate or at all.

We make our ordinary distributions in the form of cash, out of assets legally available for distribution, unless stockholders elect to receive their distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder. If a stockholder holds shares in the name of a broker or financial intermediary, he or she should contact the broker or financial intermediary regarding his or her election to receive distributions in additional shares of our common stock under our distribution reinvestment plan.

Leverage

To enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of our advisor, but in no event will leverage exceed 50% of the value of our assets, as required by the 1940 Act. We will utilize indebtedness when the terms and conditions available are favorable to long-term investing and aligned with our investment strategy and portfolio composition.

In determining whether to borrow money, we analyze the maturity, covenant package and rate structure of the proposed borrowings, as well as the risks of such borrowings within the context of its investment outlook and the impact of leverage on its investment portfolio. We may use leverage to fund new transactions, alleviating the timing challenges of raising new equity capital through a continuous offering, and to enhance stockholder returns.

Operating Policies

We may be exposed to various levels of credit and special hazard risk depending on the nature of our underlying assets and the nature and level of credit enhancements supporting our assets. See “— Risk Management.” Our advisor will review and monitor credit risk and other risks of loss associated with each investment. In addition, we will seek to diversify our portfolio of assets to avoid undue concentration by geography, property type, tenancy or borrower. Our advisor will monitor the overall portfolio risk and levels of provision for loss.

Disposition Policies

The period that we will hold our investments will vary depending on the type of asset, interest rates and other factors. Our advisor will develop a well-defined exit strategy for each investment we make. Our advisor will continually perform a hold-sell analysis on each asset in order to determine the optimal time to hold the asset and generate a strong return to our stockholders. Economic and market conditions may influence us to hold our investments for different periods of time. We may sell an asset before the end of the expected holding period if we believe that market conditions have maximized its value to us or the sale of the asset would otherwise be in our best interests.

Characteristics of and Risks Related to Investments in Private Companies

We intend to invest primarily in the debt and preferred equity of privately held real estate companies within the United States. Investments in private companies generally pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet their obligations under their credit agreements or instruments. Second, the investments themselves often may be illiquid. The securities of many of the companies in which we invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity. These investments also may be difficult to value because little public information generally exists about private companies. We must therefore rely on the ability of our advisor to obtain adequate information through its due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies that are designed to protect investors.

Staffing

We do not currently have any employees. Each of our executive officers is a principal, officer or employee of our advisor, which manages and oversees our investment operations. See “Management.” In the future, our advisor may retain additional investment personnel based upon its needs. See “Investment Advisory and Administrative Services Agreement.”

Facilities

Our administrative and principal executive offices are located at 805 Third Avenue, 8th Floor, New York, NY 10022. We believe that our office facilities are suitable and adequate for our business as it is presently conducted.

Legal Proceedings

Neither we nor our advisor is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against our advisor. From time to time, we and individuals employed by our advisor may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

SENIOR SECURITIES

Information about our senior securities is shown in the table below as of September 30, 2017 and 2016. The report of our independent registered public accounting firm, on the senior securities table as of September 30, 2017 and 2016 is attached as an exhibit to the registration statement of which this prospectus is part of. This information about our senior securities should be read in conjunction with our audited financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Year ended	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit (Exclude Bank Loans)(4)
September 30, 2017	$1,800,000	$42.4	—	—
September 30, 2016	$14,508,034	$3.9	—	N/A

(1)	For purposes of calculating the asset coverage ratio per unit, we consider the obligations under the participation agreements to be senior securities.
(2)	Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.
(4)	Not applicable because senior securities are not registered for public trading on an exchange.

DETERMINATION OF NET ASSET VALUE

We determine the NAV of our investment portfolio each quarter. Securities that are publicly traded are valued at the reported closing price on the valuation date. Securities that are not publicly traded are valued at fair value as determined in good faith by our board of directors. In connection with that determination, our advisor provides our board of directors with portfolio security valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts and valuations prepared by third-party valuation services.

ASC Topic 820, Fair Value Measurement, issued by the Financial Accounting Standards Board, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with our advisor’s management team providing a preliminary valuation of each investment to the valuation committee of our board of directors (which consists solely of independent directors), which valuation may be obtained from an independent valuation firm;
•	preliminary valuation conclusions are then documented and discussed with the valuation committee of our board of directors;
•	our valuation committee reviews the preliminary valuation and our advisor’s management team, together with our independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the valuation committee; and
•	our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of our advisor, the valuation committee and any third-party valuation firm, if applicable.

Determination of fair value involves subjective judgments and estimates. Below is a description of factors that our board of directors may consider when valuing our debt and equity investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of directors may consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. Our board of directors, in its analysis of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Our board of directors may also look to public trading multiples discounted for illiquidity and other factors, or valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our board of directors may also consider the size and scope of an investment and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity investments for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

The fair values of our investments are determined in good faith by our board of directors. Our board of directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process.

We periodically utilize the data and valuation services that we receive from a third-party valuation firm against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and the experience of our management in purchasing and selling these investments, we believe that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy. We may also use other methods to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through our third-party pricing service or independent dealers, including the use of an independent valuation firm. We will periodically benchmark the valuations provided by the independent valuation firm against the actual prices at which we purchase and sell our investments. Our valuation committee of our board of directors will review and approve the valuation determinations made with respect to these investments in a manner consistent with our valuation process.

Determinations in Connection With Offerings

We are offering our shares on a continuous basis at a current offering price of $10.90 per share; however, to the extent that our NAV per share increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deducting selling commissions, broker-dealer fees and dealer manager fees, that is below our NAV per share. Once we have raised gross offering proceeds in excess of $125 million, or prior to then in the sole discretion of our board of directors, in the event of a material decline in our NAV per share, which we consider to be a 2.5% decrease below our then-current net offering price, we will reduce our offering price in order to establish a new net offering price that is not more than 2.5% above our NAV per share. Therefore, persons who subscribe for shares of our common stock in our continuous public offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years from the initial effective date of the registration statement unless extended. On April 20, 2017, our board of directors extended the term of our offering by an additional year. This offering is expected to terminate on April 20, 2018, unless extended by our board of directors as permitted under applicable law and regulations.

MANAGEMENT

Pursuant to our charter and bylaws, our business and affairs will be managed under the direction of our board of directors. The responsibilities of our board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors currently has an audit committee, a valuation committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. Our board of directors is classified into three classes, one class to hold office initially for a term expiring at the next succeeding annual meeting of stockholders following the initial meeting of stockholders, another class to hold office initially for a term expiring at the second succeeding annual meeting of stockholders and another class to hold office initially for a term expiring at the third succeeding annual meeting of stockholders, with the members of each class to hold office until their successors are duly elected and qualify. At each annual meeting of the stockholders, the successors to the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast generally in the election of directors. The notice of any special meeting called for the purpose of removing a director will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director is to be removed.

A vacancy created by an increase in the number of directors or the death, resignation, removal, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies. As provided in our charter, nominations of individuals to fill the vacancy of a board seat previously filled by an independent director will be made by the remaining independent directors.

Board of Directors and Executive Officers

Our board of directors consists of five members, three of whom are not interested persons with respect to us or our advisor as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Members of our board of directors will be elected annually at our annual meeting of stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under Section 402 of the Sarbanes-Oxley Act.

Through its direct oversight role, and indirectly through its committees, our board of directors performs a risk oversight function for us consisting of, among other things, the following activities: (i) at regular and special board of directors meetings, and on an ad hoc basis, receiving and reviewing reports related to our performance and operations; (ii) reviewing and approving, as applicable, our compliance policies and procedures; (iii) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (iv) meeting with, or reviewing reports prepared by, the representatives of key service providers, including our advisor, administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss our activities and to provide direction with respect thereto; (v) engaging the services of our chief compliance officer to test our compliance procedures and our service providers; and (vi) on a quarterly basis, approving the continuance of the servicing plan and the payments of servicing fees thereunder. Mr. Mildé, who is not an independent director, serves as Chairman of our board of directors. Our board of directors feels that Mr. Mildé is the director with the most knowledge of our business strategy and is best situated to serve as Chairman of our board of directors. Our charter, as well as regulations governing BDCs generally, requires that a majority of the board of directors be independent directors. Our board of directors does not currently have a lead independent director. Our board of directors, after considering various factors, has concluded that this structure is appropriate given our current size and complexity.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups: interested directors and independent directors. The address for each director is c/o Terra Income Fund 6, Inc., 805 Third Avenue, 8th Floor, New York, NY 10022.

NAME	AGE	DIRECTOR SINCE	EXPIRATION OF TERM
Interested Directors
Simon J. Mildé	71	2013	2019
Bruce D. Batkin	64	2013	2020
Independent Directors
Jeffrey M. Altman	44	2016	2019
Michael L. Evans	65	2015	2018
Robert E. Marks	65	2015	2020

Interested Directors

Simon J. Mildé has served as Chairman of our board of directors and Chairman of the board of managers of our advisor since May 2013. He has also served as the Chairman of each of Terra Capital Advisors, LLC, or Terra Capital Advisors; Terra Capital Advisors 2, LLC, or Terra Capital Advisors 2; and Terra Income Advisors 2, LLC, or Terra Income Advisors 2, since April 2009, September 2012 and October 2016, respectively. Mr. Mildé co-founded Terra Capital Partners and has served as the Chairman of its board of directors since its formation in 2001 and its commencement of operations in 2002, and also serves as the Chairman of each of the Terra Income Funds: Terra Secured Income Fund, or TSIF; Terra Secured Income Fund 2, or TSIF 2; Terra Secured Income Fund 3, or TSIF 3; Terra Secured Income Fund 4, or TSIF 4; TSIF 5; Terra Secured Income Fund 5 International, or Terra International; Terra Income Fund International, or TIFI; TSIF 7; Terra REIT; and Terra REIT 2, since July 2009, May 2011, January 2012, September 2012, August 2013, June 2014, October 2016, October 2016, January 2016 and September 2016 respectively. He has over 40 years’ experience in global real estate finance, investment and management. Prior to founding Terra Capital Partners, Mr. Mildé was founder, CEO and Chairman of Jones Lang Wootton North America (formerly Jones Lang LaSalle Incorporated and now JLL), the second-largest commercial real estate broker in the world, from 1977 to 1994. He was also one of the founders of JLW Realty Advisors, which has grown into a $50 billion global real estate investment management business. Today, its successor company ranks as one of the largest real estate investment managers in the world. Mr. Mildé has also served as the Chairman and CEO of The Greenwich Group International, a global real estate investment banking firm, and Capital District Properties, a commercial real estate development and investment company since 1995 and 2004, respectively. He was a former member of the Royal Institution of Chartered Surveyors and was a former Governor of the Real Estate Board of New York and former member of the Advisory Board of the Real Estate Institute of New York University. Mr. Mildé attended Regent Street Tech College in London, England and the Royal Institution of Chartered Surveyors in England. Our board of directors has determined that Mr. Mildé will be a valued member of our board because of his extensive experience in global real estate finance, investment and management.

Bruce D. Batkin has served as one of our directors and our Chief Executive Officer, as well as the Chief Executive Officer of our advisor, since May 2013. He has also has served as Chief Executive Officer of each of Terra Capital Advisors, Terra Capital Advisors 2 and Terra Income Advisors 2 since April 2009, September 2012 and October 2016, respectively. Mr. Batkin also has served as President of TSIF since July 2009 and as Chief Executive Officer of TSIF 2, TSIF 3, TSIF 4, TSIF 5, Terra International, TIFI, TSIF 7, Terra REIT and Terra REIT 2 since May 2011, January 2012, September 2012, August 2013, June 2014, October 2016, October 2016, January 2016 and September 2016, respectively. As a co-founder of Terra Capital Partners, he has served as its President and Chief Executive Officer since its formation in 2001 and its commencement of operations in 2002, managing its real estate debt and equity investment programs. Mr. Batkin has over 35 years’ experience in real estate acquisition, finance, development, management and investment banking. Prior to founding Terra Capital Partners, he held senior management positions at Merrill Lynch & Co. Inc., Donaldson, Lufkin & Jenrette Securities Corporation (now Credit Suisse (USA) Inc.), ABN AMRO Bank N.V.

and several private real estate development partnerships. Mr. Batkin has acquired major commercial properties throughout the United States and has acted as managing partner in over $5 billion of real estate investments for domestic and foreign investors. He is a member of the Urban Land Institute, the Real Estate Academic Initiative at Harvard University, the Cornell Real Estate Council and the Committee for Economic Development. He is also a participant in the Yale CEO Summit. Mr. Batkin received a B.Arch. from Cornell University and an M.B.A. from Harvard Business School. Our board of directors has determined that Mr. Batkin will be a valuable member of our board because of his experience in real estate acquisition and finance and investment banking.

Independent Directors

Jeffrey M. Altman has served as one of our independent directors since April 2016. Since July 2011, Mr. Altman has been the Managing Director of the real estate and lodging investment banking group of Houlihan Lokey, Inc., an investment bank. From December 1998 to May 2011, he served as Vice President and Director of Lazard Fréres & Co. LLC, where he led the firm’s global hospitality and leisure effort. Mr. Altman was an Associate in the Merger and Acquisition Advisory Group of Arthur Andersen LLP from June 1996 to June 1998, where he provided merger, acquisition and divestiture advisory services to clients across a broad array of industries. Mr. Altman has advised on over $100 billion of real estate transactions in his career and is a frequent speaker at real estate and lodging conferences. He is currently a member of the New York Hospitality Council, the National Association of Real Estate Investment Trusts, the International Council of Shopping Centers and the Samuel Zell and Robert Lurie Real Estate Center of the Wharton School of the University of Pennsylvania. Mr. Altman received a B.S., magna cum laude, with a concentration in accounting and finance, and an M.B.A., with a concentration in finance, from the John M. Olin School of Business at Washington University. Our board of directors has selected Mr. Altman because he brings extensive real estate and investment banking experience.

Michael L. Evans has served as one of our independent directors since March 2015. Since December 2012, Mr. Evans has been the Managing Director of Newport Board Group, a CEO and board advisory firm. From June 2010 to September 2011, Mr. Evans served as the Interim Country Manager and Advisory Board Member for Concern Worldwide U.S. Inc., a non-profit humanitarian organization. From January 1977 until June 2010, Mr. Evans was with Ernst & Young, LLP, or Ernst & Young, and served as a partner since 1984. During his nearly 34 years with Ernst & Young, he served as a tax, audit and consulting services partner, specializing in real estate companies and publicly-traded entities. Mr. Evans currently serves on the Advisory Board of Marcus & Millichap, Inc., the Independent Counsel Board of Prologis Targeted U.S. Logistics Fund and the board of directors of Newport Board Group, CyArk.org and InfinteSmile.org. Mr. Evans is a licensed attorney and a C.P.A. (inactive) in California. He is currently a contributing business writer for Forbes.com and Allbusiness.com. Mr. Evans received a B.S.B. in Accounting from the University of Minnesota, a J.D. from William Mitchell College of Law and an M.B.A. from Golden Gate University. Our board of directors has selected Mr. Evans because he brings extensive accounting and real estate experience.

Robert E. Marks has served as one of our independent directors since March 2015. Since 1994, Mr. Marks has been the President of Marks Ventures, LLC, a private equity investment firm. From 1982 to 1994, he served in the capacities of both Managing Director and Vice President for Carl Marks & Co. Inc., where he was co-head of the firm’s leveraged buyout investing activity. From 1978 to 1982, he was a corporate finance associate with Dillon, Read & Co. Inc., an investment banking firm. From 1974 to 1976, he worked for the Export-Import Bank of the United States, performing research and analysis on the economic fundamentals underpinning particular loan proposals. Mr. Marks was Chairman of the Board of Directors of Denny’s Corporation (NASDAQ: DENN) from 2004 through 2006 and is currently a director, the Chair of the Audit and Finance Committee and a member of the Corporate Governance Committee. He is currently the Chair of the Audit Committee and a member of the Corporate Governance Committee of Trans World Entertainment Corporation (NASDAQ: TWMC). Until July 2014, he served as Chairman of the Compensation Committee and Nominating and Corporate Governance Committee for Emeritus Corporation (formerly NYSE: ESC). Mr. Marks also serves on the board of directors of two private companies, Harris Environmental Systems LLC and Pacific Tool Inc., and on the board of trustees for one charitable organization, the Greenwich, Connecticut Public Library. He served on the board of trustees of The International Rescue Committee until February 2015, and is currently an overseer. From 2005 to 2013

Mr. Marks was a member of the Board of Trustees of the Fisher House Foundation. Until January 2015, he also served on the board of trustees of one private club, The Field Club of Greenwich. From 2010 through 2015, Mr. Marks served on the Stanford University Alumni Committee on Trustee Nominations, which is responsible for selecting members to the university’s board of trustees. Mr. Marks received a B.A. and an M.A. in Economics, Phi Beta Kappa and with distinction and departmental honors, from Stanford University in 1974 and an M.B.A. from Harvard Business School in 1978 with a concentration in Finance and General Management. Our board of directors has selected Mr. Marks because he brings extensive finance, investment and executive compensation experience.

Executive Officers

The following persons serve as our executive officers in the following capacities:

NAME	AGE	POSITION(S) HELD
Simon J. Mildé	71	Chairman of the Board
Bruce D. Batkin	64	Chief Executive Officer
Stephen H. Hamrick	65	President
Gregory M. Pinkus	53	Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary
Daniel J. Cooperman	43	Chief Originations Officer
Michael S. Cardello	66	Chief Compliance Officer

The address for each executive officer is c/o Terra Income Fund 6, Inc., 805 Third Avenue, 8th Floor, New York, NY 10022.

Executive Officers Who are Directors

For information regarding the business experience of Messrs. Mildé and Batkin see “Management —  Board of Directors and Executive Officers — Interested Directors.”

Executive Officers Who are Not Directors

Stephen H. Hamrick has served as our President since May 2013. He has also served as President of Terra Capital Advisors, Terra Capital Advisors 2 and Terra Income Advisors 2 since January 2011, September 2012 and October 2016, respectively. Mr. Hamrick has also served as President of TSIF 2, TSIF 3, TSIF 4, TSIF 5, Terra International, TIFI, TSIF 7, Terra REIT and Terra REIT 2 since May 2011, January 2012, September 2012, August 2013, June 2014, October 2016, October 2016, January 2016 and September 2016, respectively. Mr. Hamrick has over 35 years’ experience in the investment management business. Prior to joining Terra Capital Partners in January 2011, he served as President of Lightstone Value Plus REIT from 2006 to July 2010. From 2001 to 2006, he held various positions at W.P. Carey & Co., including Chairman of Carey Financial, LLC and Managing Director. From 1988 until 1994, Mr. Hamrick served as National Director of Private Investments for UBS PaineWebber, where he was also a member of that firm’s Management Council, and from 1975 until 1988, he held positions ranging from Account Executive to National Director of Private Placements at E.F. Hutton. In those roles, he was responsible for the creation and distribution of alternative investment funds comprising assets in excess of $15 billion. Mr. Hamrick also had management and offering experience with some of the earliest BDCs, public or private. In 1988, he became the first chairman of Mezzanine Capital Corporation, which served as the General Partner of Fiduciary Capital Partners, L.P. and Fiduciary Capital Pension Partners, L.P., or the Fiduciary Funds, funds that invested primarily in subordinated debt and related equity securities issued as the “mezzanine financing” for friendly leveraged buyouts, acquisitions and recapitalizations and, as the Administrative General Partner for Kagan Media Partners, L.P., a BDC that acquired subordinated debt instruments with equity participations in cable television systems and other media properties. Mr. Hamrick served as chairman of Mezzanine Capital Corporation, as a member of the Fiduciary Funds’ investment committee and as chairman of the General Partner of the Fiduciary Funds’ manager until 1994. Mr. Hamrick has been a Certified Financial Planner, a director of mutual fund families, a member of the NYSE MKT Listings Qualifications Panel and the Listings Panel for NASDAQ as well as Chairman of the Securities Industry Association’s Direct Investment Committee and of the Investment Program Association. Mr. Hamrick holds a B.S. in Economics and an A.B. in English from Duke University.

Gregory M. Pinkus has served as our Chief Financial Officer, Treasurer and Secretary since May 2013 and our Chief Operating Officer since July 2014. He has also served as Chief Financial Officer and Chief Operating Officer of our advisor since February 2015 and July 2014, respectively. Mr. Pinkus has served as (i) the Chief Financial Officer of Terra Capital Advisors, Terra Capital Advisors 2 and Terra Income Advisors 2 since May 2012, September 2012 and October 2016, respectively; (ii) the Chief Operating Officer of each of Terra Capital Advisors, Terra Capital Advisors 2 and Terra Capital Partners since July 2014; (iii) the Chief Operating Officer of Terra Income Advisors 2 since October 2016; (iv) the Chief Financial Officer, and Secretary and Treasurer, of each of TSIF, TSIF 2, TSIF 3, TSIF 4 and TSIF 5 since May 2012 and July 2014, respectively; and (v) the Chief Financial Officer and Chief Operating Officer of Terra International, TIFI, TSIF 7, Terra REIT and Terra REIT 2 since June 2014, October 2016, October 2016, January 2016 and September 2016, respectively. Prior to joining Terra Capital Partners in May 2012, he served as Assistant Controller for W.P. Carey & Co. from 2006 to August 2010 and as Controller from August 2010 to May 2012. Mr. Pinkus also served as Controller and Vice President of Finance for several early-stage technology companies during the period of 1999 to 2005. Additionally, he managed large-scale information technology budgets at New York Life Insurance Company from 2003 to 2004 and oversaw an international reporting group at Bank of America from 1992 to 1996. Mr. Pinkus is a Certified Public Accountant and member of the American Institute of Certified Public Accountants. He holds a B.S. in Accounting from the Leonard N. Stern School of Business at New York University.

Daniel J. Cooperman has served as our Chief Originations Officer since February 2015, having previously served as our Managing Director of Originations from May 2013 until February 2015. He has also served as Chief Originations Officer of our advisor since February 2015. Mr. Cooperman has served as Chief Originations Officer of (i) each of Terra Capital Advisors and Terra Capital Advisors 2 since January 2015, having previously served as Managing Director of Originations until January 2015 of Terra Capital Advisors and Terra Capital Advisors 2 since April 2009 and September 2012, respectively; (ii) each of TSIF 2, TSIF 3, TSIF 4, TSIF 5 and Terra International since January 2015, having previously served as Managing Director of Originations until January 2015 of TSIF, TSIF 2, TSIF 3, TSIF 4, TSIF 5 and Terra International since July 2009, May 2011, January 2012, September 2012, August 2013 and June 2014, respectively; (iii) Terra REIT since January 2016; (iv) Terra REIT 2 since September 2016; and (v) each of Terra Income Advisors 2, TIFI and TSIF 7 since October 2016. Mr. Cooperman has 18 years’ experience in the acquisition, financing, leasing and asset management of commercial real estate with an aggregate value of over $5 billion. Prior to the formation of Terra Capital Partners in 2001 and its commencement of operations in 2002, Mr. Cooperman handled mortgage and mezzanine placement activities for The Greenwich Group International, LLC. Prior to joining The Greenwich Group, Mr. Cooperman worked in Chase Manhattan Bank’s Global Properties Group, where he was responsible for financial analysis and due diligence for the bank’s strategic real estate acquisitions and divestitures. Prior to that time, he was responsible for acquisitions and asset management for JGS, a Japanese conglomerate with global real estate holdings. Mr. Cooperman holds a B.S. in Finance from the University of Colorado at Boulder.

Michael S. Cardello has served as our Chief Compliance Officer since May 2013 and as the Chief Compliance Officer of our advisor since February 2015. He also has served as the Chief Compliance Officer of Terra Capital Markets and Terra Income Advisors 2 since March 2011 and October 2016, respectively. He has also served as our Financial & Operations Principal of Terra Capital Markets since July 2011. Prior to joining Terra Capital Markets in March 2011, he served as Chief Compliance Officer from November 2006 to September 2011 and as Chief Financial Officer from August 2004 to September 2011 for Lightstone Securities LLC. Prior to his tenure at Lightstone Securities LLC, Mr. Cardello also served as Chief Financial Officer and Secretary at Spencer Trask Ventures from June 2004 to November 2006. Additionally, he served as an Adjunct Professor of Accounting at Farmingdale State University’s College of Technology from September 2004 to June 2005 and Senior Compliance Examiner at National Association of Securities Dealers, Inc., for New York District 12 (now FINRA District 10) from November 1989 to December 1990. Mr. Cardello holds a B.A. in History and an M.B.A. in Public Accounting and Taxation from the St. John’s University.

The officers of our company may also include one or more vice presidents and other officers in accordance with our bylaws. In addition, the board of directors may, from time to time, elect such other officers with such powers and duties as it shall deem necessary or desirable.

Committees of the Board of Directors

Our board of directors has the following committees:

Audit Committee

The audit committee is responsible for selecting, engaging and supervising our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Messrs. Altman, Evans and Marks, each of whom is independent. Mr. Evans serves as the chairman of the audit committee. Our board of directors has determined that Mr. Evans is an audit committee financial expert as defined under SEC rules.

Valuation Committee

The valuation committee establishes guidelines, reviews valuations provided by an advisor or an independent valuation firm and makes recommendations to our board of directors regarding the valuation of our loans and investments. The members of the valuation committee are Messrs. Altman, Evans and Marks, each of whom is independent. Mr. Altman serves as chairman of the valuation committee.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee selects and nominates directors for election by our stockholders, selects nominees to fill vacancies on our board of directors or a committee thereof, develops and recommends to our board of directors a set of corporate governance principles and oversees the evaluation of our board of directors. The nominating and corporate governance committee considers candidates suggested by its members and other directors, as well as our management and stockholders. A stockholder who wishes to recommend a prospective nominee for our board of directors must provide notice to our corporate secretary in accordance with the requirements set forth in our bylaws. See “Description of Our Securities — Provisions of the Maryland General Corporation Law and Our Charter and Bylaws — Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals” for a description of our stockholder nomination procedure. The members of the nominating and corporate governance committee are Messrs. Altman, Evans and Marks, each of whom is independent. Mr. Marks serves as chairman of the nominating and corporate governance committee.

Compensation of Directors

Our directors who do not also serve in an executive officer capacity for us or our advisor are entitled to receive annual cash retainer fees, fees for attending board and committee meetings and annual fees for serving as a committee chairperson. These directors are Messrs. Altman, Evans and Marks. The above directors will receive an annual fee of $20,000, plus $2,500 for each board meeting attended in person, $1,000 for each board meeting attended via teleconference and $1,000 for each committee meeting attended. In addition, the chairman of the audit committee will receive an annual fee of $7,500 and the chairman of each of the nominating and corporate governance and the valuation committees, and any other committee, will receive an annual fee of $2,500 for their additional services.

We also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our advisor.

Compensation of Executive Officers

Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of our advisor or by individuals who were contracted by us or by our advisor to work on behalf of us pursuant to the terms of the advisory agreement. Each of our executive officers is an employee of our advisor, or one of its affiliates or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our advisor. In addition, we reimburse our advisor for our allocable portion of expenses incurred by our advisor in performing its obligations under the advisory agreement, including the allocable portion of the cost of our officers and their respective staffs determined under the advisory agreement.

The advisory agreement provides that our advisor and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by our advisor or such other person, nor will our advisor or such other person be held harmless for any loss or liability suffered by us, unless: (i) our advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (ii) our advisor or such other person was acting on behalf of or performing services for us; (iii) the liability or loss suffered was not the result of negligence or misconduct by our advisor or such other person acting as our agent; and (iv) the indemnification or agreement to hold our advisor or such other person harmless for any loss or liability is only recoverable out of our net assets and not from our stockholders.

About Our Sponsor

Terra Capital Partners, the parent company of our advisor, is a real estate finance and investment firm based in New York City that focuses primarily on the origination and management of mezzanine loans, as well as first mortgage loans, bridge loans and preferred equity investments in all major property types. Since its formation in 2001 and its commencement of operations in 2002, our sponsor has been engaged in providing financing on commercial properties of all major property types throughout the U.S. In the lead up to the global financial crisis in 2007, believing that the risks associated with commercial real estate markets had grown out of proportion to the potential returns from such markets, our sponsor sold 100% of its interest in its portfolio. It was not until mid-2009, after its assessment that commercial mortgage markets would begin a period of stabilization and growth, that our sponsor began to sponsor new investment vehicles, to again provide debt capital to commercial real estate markets. The financings provided by vehicles managed by our sponsor have been secured by approximately 11.0 million square feet of office properties, 5.5 million square feet of land, 3.4 million square feet of retail properties, 3.8 million square feet of industrial properties, 3,828 hotel rooms and 23,674 apartment units. The value of the properties underlying this capital was approximately $6.3 billion based on appraised values as of the closing dates. None of the financings extended by our sponsor and its affiliates have required foreclosure or suffered any loss of principal. In addition to its extensive experience originating and managing debt financings, our sponsor and its affiliates have owned and operated over six million square feet of office and industrial space between 2005 and 2007, and this operational experience further informs its robust origination and underwriting standards and would be beneficial should our advisor need to foreclose on a property underlying a financing. As of the date of this prospectus, our sponsor and its affiliates employed 33 persons.

Our sponsor, led by its chief executive officer, Bruce D. Batkin, and its chairman, Simon J. Mildé, is owned and operated by highly experienced real estate, finance and securities professionals. Members of our sponsor’s management team have broad based, long-term relationships with major financial institutions, property owner and commercial real estate service providers. They have worked together as a team for 15 years, building on their prior experience in commercial real estate investment, finance, development and asset management. They have held leadership roles at many of the top international real estate and investment banking firms, including Jones Lang Wootton (formerly Jones Lang LaSalle Incorporated and now JLL), Merrill Lynch, Donaldson, Lufkin and Jenrette Securities Corporation (now Credit Suisse (USA) Inc.) and ABN Amro Bank N.V. We believe that the active and substantial ongoing participation of Terra Capital Partners in the real estate finance market, and the depth of experience and disciplined investment approach of its management team will allow our advisor to successfully execute our investment strategy.

Terra Private Funds

Through its affiliates, our sponsor has managed the operations of multiple private real estate investment funds, which were formed to originate, acquire and manage real estate-related loans, including mezzanine loans, first and second mortgage loans, subordinated mortgage loans, bridge loans, preferred equity investments and other loans related to high-quality commercial real estate in the United States.

Our sponsor was founded in 2001 and commenced operations in 2002 and acted as investment manager for the first Terra private fund in 2003. As a result, our sponsor has extensive experience in originating, acquiring and managing investments of the type we make, in all types of real estate financial markets and all phases of the economic cycle. We capitalize on the expertise that our sponsor has developed during economic expansions, peaks, contractions, troughs and recoveries. We rely on the experience that its management has in determining when to enter and exit certain real estate-related investments based on market and economic conditions and future economic prospects.

The Terra private funds may be categorized as the pre-2007 Terra private funds and the post-2007 Terra private funds. The post-2007 Terra private funds are referred to as the Terra Income Funds.

The Pre-2007 Terra Private Funds

In 2003, our sponsor began serving as sub-advisor to its first investment program. It helped form and became the investment manager of Rubicon Mezzanine Loan Fund I and Rubicon Mezzanine Loan Fund II, or collectively, RMLF I & II, both private Delaware limited liability companies that focused exclusively on the origination and management of mezzanine loans and preferred equity investments backed by income-producing properties in the United States. In 2004, our sponsor helped form and became the investment manager of Rubicon U.S. REIT, Inc., or Rubicon U.S. REIT, a private REIT organized in Delaware that focused exclusively on the acquisition and management of high quality, income-producing properties in the United States, particularly those leased to U.S. government agencies. The majority shareholder of Rubicon U.S. REIT was Rubicon America Trust, a property trust listed on the Australian Stock Exchange. The pre-2007 Terra private funds are RMLF I & II and Rubicon U.S. REIT. Our sponsor was responsible for managing the U.S. operations and investments of the pre-2007 Terra private funds from the inception of each fund. In late 2006, Rubicon America Trust acquired RMLF I & II, and our sponsor continued to be responsible for managing the operations and investments of RMLF I & II and Rubicon U.S. REIT.

In 2007, our sponsor’s management became concerned that certain conditions in the real estate finance market were contributing to a “bubble” and were thus inflating certain real estate and real estate-related investments beyond their intrinsic value. This concern led our sponsor’s management to conclude that the expected future cash flows from these investments, as well as the creditworthiness of the borrowers relative to the terms of the investments, did not warrant the values reflected in the prices of these investments. This overvaluation, it believed, could have an impact on all real estate and real estate-related investments, including those owned by the pre-2007 Terra private funds. From 2003 to 2007, our sponsor owned a 50% economic interest in the revenue of the company that managed the pre-2007 Terra private funds. The remaining 50% interest was held by a distribution partner of our sponsor. Based on its views regarding the prevailing market conditions, in June 2007, prior to the credit crisis, our sponsor sold 100% of its investment management interest in the pre-2007 Terra private funds. As such, our sponsor had no legacy assets at the time the markets for real estate-related investments suffered significant declines and today has no pre-credit crisis legacy assets.

The information concerning the pre-2007 Terra private funds presented herein is limited to the period from the funds’ respective dates of inception through the end of April 2007. During the period when our sponsor managed the pre-2007 Terra private funds, these funds raised a total of $436 million from investors.

This mezzanine loan portfolio assembled by our sponsor was diversified by property type and geographic location as follows:

Asset Type	Percentage
Office	36.9%
Retail	16.3%
Multi-Family	23.9%
Condo	18.7%
Industrial	4.2%
Total	100.0%

Region	Percentage
Northeast	24.2%
Mid-Atlantic	14.4%
South	14.1%
South West	15.1%
Mid-West	20.1%
West	12.1%
Total	100.0%

In addition to its mezzanine lending business, our sponsor has acquired, financed and managed over six million square feet of income-producing office and industrial property located throughout the United States. Our sponsor acquired most of these properties in several large portfolios, which were leased primarily to federal, state and local government agencies. The following table sets forth information on the properties acquired by our sponsor from 2004 until the sale of all of its interests in June 2007.

Property	# of Properties	Region	Property Type	Acquisition Date
Park I Portfolio	5	South	Office	Dec 04
Park II	1	South	Office	Jun 05
GSA I Portfolio	16	Nationwide	Office	Jun 05
Fiddlers Green Portfolio	2	West	Office	Apr 06
GSA II Portfolio	17	Nationwide	Office	Jul 06
Total	41

This office and industrial property portfolio assembled by our sponsor was diversified by property type and geographic location:

Asset Type	Percentage
Office	83.3%
Industrial	16.7%
Total	100.0%

Region	Percentage
Northeast	21.9%
Mid-Atlantic	13.0%
South	19.9%
South West	2.2%
Mid-West	4.6%
West	38.3%
Total	100.0%

The Terra Income Funds

In 2009, following the collapse of the real estate-related investment markets and the capital markets generally, our sponsor determined that the market conditions were providing significant investment opportunities for sophisticated alternative providers of capital such as it to generate favorable returns for potential investors. Accordingly, the management of Terra Capital Partners decided to sponsor a series of private real estate income funds to capitalize on the available investment opportunities and the favorable investment terms that it could demand from borrowers seeking capital for commercial real estate. These private real estate funds were formed to originate, fund, acquire and structure real estate-related loans, including mezzanine loans, first and second mortgage loans, subordinated mortgage loans, bridge loans, preferred equity investments and other loans related to high quality commercial real estate in the United States. These eight Terra Income Funds are TSIF, TSIF 2, TSIF 3, TSIF 4, TSIF 5, TSIF 5 International, TIFI and TSIF 7.

Through its affiliates, our sponsor has managed the operations of the Terra Income Funds, which are a series of private limited liability companies which conducted private placements beginning in 2009. On January 1, 2016, each of TSIF, TSIF 2, TSIF 3 and TSIF 4 merged with subsidiaries of TSIF 5. See “— TSIF 5 Merger Transaction.” A discussion of each of the Terra Income Funds is set forth below.

Terra Secured Income Fund.  TSIF is a Delaware limited liability company formed to originate, fund, acquire and structure real estate-related loans, including mezzanine loans, first and second mortgage loans, subordinated mortgage loans, bridge loans, preferred equity investments and other loans related to high quality commercial real estate in the United States. Terra Capital Advisors, an affiliate of our advisor and our sponsor, was responsible for managing the operations and investments of TSIF from that fund’s inception through its merger with TSIF 5, as described below. On July 20, 2009, TSIF commenced a private placement of up to $20 million in units of limited liability company membership interests, which was subsequently increased to a maximum offering of $40 million. On October 22, 2009, TSIF received and accepted subscriptions totaling more than its minimum offering amount of $3 million, and all subscription funds held in escrow were released to the fund. On April 18, 2011, the offering period ended following the receipt and acceptance of subscriptions totaling approximately $31.9 million from an aggregate of 499 investors.

Terra Capital Advisors originated 18 fixed rate loans and preferred equity investments for TSIF. On January 1, 2016, TSIF, along with TSIF 2, TSIF 3 and TSIF 4, merged with subsidiaries of TSIF 5. See “— TSIF 5 Merger Transaction.”

Terra Secured Income Fund 2.  TSIF 2 is a Delaware limited liability company formed to originate, fund, acquire and structure real estate-related loans, including mezzanine loans, first and second mortgage loans, subordinated mortgage loans, bridge loans, preferred equity investments and other loans related to high quality commercial real estate in the United States. Terra Capital Advisors was also responsible for managing the operations and investments of TSIF 2 from that fund’s inception through its merger with TSIF 5, as described below. On May 5, 2011, TSIF 2 commenced its offering of up to $30 million in units of limited liability company membership interests, which was subsequently increased to a maximum offering of $35 million. On August 1, 2011, TSIF 2 received and accepted subscriptions totaling more than the minimum offering amount of $3 million, and all subscription funds held in escrow were released to the fund. On December 27, 2011, the offering period ended following the receipt and acceptance of subscriptions totaling approximately $34.5 million from an aggregate of 499 investors.

Terra Capital Advisors originated 14 fixed rate loans and preferred equity investments for TSIF 2. On January 1, 2016, TSIF 2, along with TSIF, TSIF 3 and TSIF 4, merged with subsidiaries of TSIF 5. See “— TSIF 5 Merger Transaction.”

Terra Secured Income Fund 3.  TSIF 3 is a Delaware limited liability company formed to originate, fund, acquire and structure real estate-related loans, including mezzanine loans, first and second mortgage loans, subordinated mortgage loans, bridge loans, preferred equity investments and other loans related to high quality commercial real estate in the United States. Terra Capital Advisors was also responsible for managing the operations and investments of TSIF 3 from that fund’s inception through its merger with TSIF 5, as described below. On January 5, 2012, TSIF 3 commenced its offering of up to $30 million in units of limited liability company membership interests, which was subsequently increased to a maximum offering of $40 million. On March 1, 2012, TSIF 3 received and accepted subscriptions totaling more than the minimum offering amount of $3 million, and all subscription funds held in escrow were released to the fund. On September 18, 2012, the offering period ended following the receipt and acceptance of subscriptions totaling approximately $39.3 million from an aggregate of 499 investors.

Terra Capital Advisors originated ten fixed rate loans and preferred equity investments for TSIF 3. On January 1, 2016, TSIF 3, along with TSIF, TSIF 2 and TSIF 4, merged with subsidiaries of TSIF 5. See “— TSIF 5 Merger Transaction.”

Terra Secured Income Fund 4.  TSIF 4 is a Delaware limited liability company formed to originate, fund, acquire and structure real estate-related loans, including mezzanine loans, first and second mortgage loans, subordinated mortgage loans, bridge loans, preferred equity investments and other loans related to high quality commercial real estate in the United States. Terra Capital Advisors 2, an affiliate of our advisor, our sponsor and Terra Capital Advisors, has been responsible for managing the operations and investments of TSIF 4 since that fund’s inception through its merger with TSIF 5, as described below. On September 28, 2012, TSIF 4 commenced its offering of up to $50 million in units of limited liability company membership interests. On November 30, 2012, TSIF 4 received and accepted subscriptions totaling more than the minimum offering amount of $3 million, and all subscription funds held in escrow were released to the fund. On January 8, 2013, the maximum size of the offering was increased from $50 million to $60 million. On March 1, 2013, the maximum size of the offering was increased again from $60 million to $75 million. On June 17, 2013, the maximum offering size was again increased from $75 million to $90 million. On July 31, 2013, the offering period ended following the receipt and acceptance of subscriptions totaling approximately $88.7 million from 848 investors.

Terra Capital Advisors 2 originated 15 fixed rate loans and preferred equity investments for TSIF 4. On January 1, 2016, TSIF 4, along with TSIF, TSIF 2 and TSIF 3, merged with subsidiaries of TSIF 5. See “— TSIF 5 Merger Transaction.”

Terra Secured Income Fund 5.  TSIF 5 is a Delaware limited liability company formed to originate, fund, acquire and structure real estate-related loans, including mezzanine loans, first and second mortgage loans, subordinated mortgage loans, bridge loans, preferred equity investments and other loans related to high quality commercial real estate in the United States. Terra Capital Advisors 2 had been responsible for managing the operations and investments of TSIF 5 since that fund’s inception through December 31, 2015. In connection with the TSIF 5 merger described below, effective January 1, 2016, Terra Capital Advisors became responsible for managing the operations and investments of TSIF 5 until September 2016, at which point our advisor became responsible for managing the operations and investments of TSIF 5. On August 8, 2013, TSIF 5 commenced its offering of up to $100 million in units of limited liability company membership interests. On August 27, 2013, the maximum size of the offering was increased to $160 million. On August 27, 2013, TSIF 5 received and accepted subscriptions totaling more than the minimum offering amount of $3 million, and all subscription funds held in escrow were released to the fund. On January 31, 2015, TSIF 5 ended its offering period, after raising approximately $136.2 million from 1,412 investors.

Terra Capital Advisors 2 originated 23 fixed rate loans and preferred equity investments for TSIF 5. On January 1, 2016, TSIF, TSIF 2, TSIF 3 and TSIF 4 merged with subsidiaries of TSIF 5, and the portfolio of assets of each of TSIF, TSIF 2, TSIF 3, TSIF 4 and TSIF 5 was contributed to Terra REIT, a wholly-owned subsidiary of TSIF 5 that has elected to be taxed as a REIT for U.S. federal income tax purposes commencing with the taxable year ended December 31, 2016. We refer to these transactions collectively as the “TSIF 5 merger.” Following the TSIF 5 merger, TSIF 5 makes substantially all of its investments and conducts substantially all of its real estate lending business through Terra REIT.

Terra Secured Income Fund 5 International.  Terra International is a Cayman Islands exempted company formed to acquire real estate-related loans, including mezzanine loans, first and second mortgage loans, subordinated mortgage loans, bridge loans and other loans related to high quality commercial real estate in the United States. Terra Capital Advisors was responsible for managing the operations and investments of Terra International from that fund’s inception until September 2016, at which point our advisor became responsible for managing the operations and investments of Terra International. On June 20, 2014, Terra International commenced its offering of up to U.S. $25 million in shares of the Cayman Islands exempted company, which was increased to a maximum offering of U.S. $30 million on October 31, 2014. On July 18, 2014, Terra International received and accepted subscriptions totaling more than the minimum offering amount of $10 million, and all subscription funds held in escrow were released to the fund. Terra International acquires participation interests, on a pro rata, pari passu basis, in certain loans originated or acquired by its affiliates (in the case of originations, not less than 90 days after the origination of each of such loans). On December 29, 2014, Terra International ended its offering period, after raising approximately $27.2 million from 189 investors.

Terra Income Fund International.  TIFI is a Cayman Islands exempted company formed to acquire real estate-related loans, including mezzanine loans, first and second mortgage loans, subordinated mortgage loans, bridge loans and other loans related to high quality commercial real estate in the United States. Our advisor has been responsible for managing the operations and investments of TIFI since that fund’s inception. On

October 14, 2016, TIFI commenced its offering of up to U.S. $25 million in shares of the Cayman Islands exempted company. On December 1, 2016, TIFI received and accepted subscriptions totaling more than the minimum offering amount of $10 million, and all subscription funds held in escrow were released to the fund. TIFI acquires participation interests on a pro rata, pari passu basis in certain loans originated or acquired by its affiliates (in the case of originations, not less than 90 days after the origination of each of such loans). On March 17, 2017, TIFI ended its offering period, after raising approximately $22.3 million from 154 investors.

Terra Secured Income Fund 7.  TSIF 7 is a Delaware limited liability company formed to acquire real estate-related loans, including mezzanine loans, first and second mortgage loans, subordinated mortgage loans, bridge loans and other loans related to high quality commercial real estate in the United States. TSIF 7 acquires participation interests on a pro rata, pari passu basis in certain loans originated or acquired by its affiliates. TSIF 7 makes substantially all of its investments and conducts substantially all of its real estate lending business through Terra REIT 2, a wholly-owned subsidiary of TSIF 7 that intends to elect to be taxed as a REIT for U.S. federal income tax purposes commencing with the taxable year ended December 31, 2017. Terra Income Advisors 2 has been responsible for managing the operations and investments of TSIF 7 since that fund’s inception. On November 1, 2016, TSIF 7 commenced its offering of up to $50 million in units of limited liability company membership interests. As of September 30, 2017, TSIF 7 has raised approximately $7.6 million from 85 investors.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our advisor and its executive officers. The investment committee of our advisor will approve each new investment that we make. The executive officers of our advisor receive no compensation from us in connection with their portfolio management activities. The executive officers of our advisor will allocate their time between advising us and managing other investment activities and business activities in which they may be involved. Therefore, our advisor, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

Executive Officers

The following persons serve as executive officers of our advisor in the following capacities:

NAME	AGE	POSITION(S) HELD
Simon J. Mildé	77	Chairman of the Board of Managers
Bruce D. Batkin	64	Chief Executive Officer
Gregory M. Pinkus	53	Chief Financial Officer
Daniel J. Cooperman	44	Chief Originations Officer
Michael S. Cardello	66	Chief Compliance Officer

For information regarding the business experience of Messrs. Mildé, Batkin, Pinkus, Cooperman and Cardello, see “Management — Board of Directors and Executive Officers.”

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

Management Services and Responsibilities

Our advisor is registered as an investment adviser under the Advisers Act and serves as our investment adviser pursuant to the advisory agreement in accordance with the 1940 Act. As an investment adviser registered under the Advisers Act, our advisor has a fiduciary duty to act solely in the best interests of our company, its client. As part of this duty, our advisor has a fiduciary responsibility for the safekeeping and use of all our funds and assets, whether or not in its immediate possession or control. As such, our advisor may not employ, or permit another to employ, our funds or assets in any manner except for our exclusive benefit. Our advisor is prohibited from contracting away the fiduciary obligation owed to us and our stockholders under common law.

Subject to the overall supervision of our board of directors, our advisor oversees our day-to-day operations and provides us with investment advisory services. Under the terms of the advisory agreement, our advisor:

•	determines the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	determines what securities we will purchase, retain or sell;
•	identifies, evaluates, negotiates and structures the investments we make; and
•	executes, monitors and services the investments we make.

Our advisor will also seek to ensure that we maintain adequate reserves for normal replacements and contingencies (but not for payment of fees payable to it) by causing us to retain a reasonable percentage of offering proceeds, revenues or other sources of reserves. Our advisor’s services under the advisory agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, our advisor performs certain administrative services under the advisory agreement. See “Administrative Services.”

Advisory Fees

We pay our advisor a fee for its services under the advisory agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to our advisor and any incentive fees it earns are ultimately borne by our stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 2% of our average gross assets. The base management fee is payable quarterly in arrears and is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of our advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as our advisor shall determine. The base management fee for any partial month or quarter will be appropriately prorated.

Incentive Fee

The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon our pre-incentive fee net investment income for the immediately preceding quarter. The subordinated incentive fee on income is subject to a quarterly preferred return, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2% (8% annualized), subject to a “catch-up” feature. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to our advisor under the advisory agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and servicing fees). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•	No incentive fee is payable to our advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the preferred return of 2% (8% annualized);
•	100% of our pre-incentive fee net investment income, if any, that exceeds the preferred return but is less than or equal to 2.5% in any calendar quarter (10% annualized) is payable to our advisor, all or any portion of which may be waived or deferred in our advisor’s discretion. We refer to this portion of our pre-incentive fee net investment income (which exceeds the preferred return but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our advisor with an incentive fee of 20% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.5% in any calendar quarter; and
•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10% annualized) is payable to our advisor once the preferred return is reached and the catch-up is achieved.

All percentages are based on adjusted capital. See “Compensation of the Dealer Manager and the Advisor” for information regarding the calculation of adjusted capital.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on Income
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of adjusted capital)

These calculations will be appropriately prorated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the applicable calendar quarter.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the advisory agreement). This fee equals 20% of our incentive fee on capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we accrue (but not pay) for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Preferred return(1) = 2%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (base management fee + other expenses)) = 0.55%

Pre-incentive fee net investment income does not exceed the preferred return; therefore, there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%
Preferred return(1) = 2%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (base management fee + other expenses)) = 2.2%

Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Catch-up	= 100% × (2.2% – 2%)
= 0.2%

Pre-incentive fee net investment income exceeds the preferred return, but does not fully satisfy the “catch-up” provision; therefore, the subordinated incentive fee on income is 0.2%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%
Preferred return(1) = 2%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (base management fee + other expenses)) = 2.8%
Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Subordinated incentive fee on income = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.5%))

Catch-up	= 2.5% – 2%
= 0.5%

Subordinated incentive fee on income = (100% × 0.5%) + (20% × (2.8% – 2.5%))

= 0.5% + (20% × 0.3%)
= 0.5% + 0.06%
= 0.56%

Pre-incentive fee net investment income exceeds the preferred return and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.56%.

(1)	Represents 8% annualized preferred return.
(2)	Represents 2% annualized base management fee on average gross assets. Examples assume assets are equal to adjusted capital.
(3)	Excludes organizational and offering expenses and servicing fees.
(4)	The “catch-up” provision is intended to provide our advisor with an incentive fee of 20% on all pre-incentive fee net investment income when our net investment income exceeds 2.5% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains

Scenario 1

Assumptions

Year 1:	$20 million investment made in Company A, or “Investment A,” and $30 million investment made in Company B, or “Investment B”
Year 2:	Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million
Year 3:	FMV of Investment B determined to be $25 million
Year 4:	Investment B sold for $31 million

The incentive fee on capital gains would be:

Year 1:	None
Year 2:	Incentive fee on capital gains of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)
Year 3:	None → $5 million (20% multiplied by ($30 million cumulative realized capital gains less $5 million cumulative unrealized capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)
Year 4:	Incentive fee on capital gains of $200,000 → $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (incentive fee on capital gains taken in Year 2)

Scenario 2

Assumptions

Year 1:	$20 million investment made in Company A, or “Investment A,” $30 million investment made in Company B, or “Investment B,” and $25 million investment made in Company C, or “Investment C”
Year 2:	Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
Year 3:	FMV of Investment B determined to be $27 million and Investment C sold for $30 million
Year 4:	FMV of Investment B determined to be $35 million
Year 5:	Investment B sold for $20 million

The incentive fee on capital gains would be:

Year 1:	None
Year 2:	Incentive fee on capital gains of $5 million → 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3:	Incentive fee on capital gains of $1.4 million → $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains received in Year 2
Year 4:	None
Year 5:	None → $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains paid in Year 2 and Year 3

The returns shown are for illustrative purposes only. No incentive fee is payable to our advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the preferred return. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.

Payment of Our Expenses

Our primary operating expenses include the payment of advisory fees and other expenses under the advisory agreement, interest expense from financing facilities and other expenses necessary for our operations. The advisory fees compensate our advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organization expenses relating to offerings of our common stock, subject to limitations included in the advisory agreement;
•	the cost of calculating our NAV, including the cost of any third-party pricing or valuation services;
•	the cost of effecting sales and repurchases of shares of our common stock and other securities;
•	fees payable to third parties relating to, or associated with, monitoring our financial and legal affairs;
•	making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;
•	interest payments on our debt, if any, incurred to finance our investments;
•	transfer agent and custodial fees;
•	fees and expenses associated with marketing efforts;
•	federal and state registration fees;
•	federal, state and local taxes;
•	fees and expenses of directors not also serving in an executive officer capacity for us or our advisor;
•	costs of director and stockholder meetings, proxy statements, stockholders’ reports and notices;
•	costs of fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;
•	direct costs, including those relating to printing of stockholder reports and advertising and sales materials, mailing and long distance telephone charges;
•	fees and expenses associated with independent audits and outside legal costs;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws including compliance with the Sarbanes-Oxley Act;
•	brokerage commissions for the purchase and sale of our investments;
•	costs associated with our chief compliance officer; and

•	all other expenses incurred by our advisor, or us in connection with administering our business, including expenses incurred by our advisor in performing administrative services for us and administrative personnel paid by our advisor, to the extent they are not controlling persons of our advisor or any of its affiliates, subject to the limitations included in the advisory agreement.

Expense Support Agreement

We have entered into an expense support agreement with our advisor as of June 30, 2015, whereby our advisor may pay up to 100% of all of our operating expenses for any period beginning as of the date of such expense support agreement, until we and our advisor mutually agree otherwise. This payment, or the expense support payment, for any month shall be paid by our advisor to us in any combination of cash and offsets against amounts due from us to our advisor. The purpose of the expense support payment is to reduce offering and operating expenses until we have achieved economies of scale sufficient to ensure that we are able to bear a reasonable level of expense in relation to investment income. Operating expenses subject to this agreement include expenses as defined by U.S. GAAP, including, without limitation, fees payable to our advisor and interest on indebtedness.

Pursuant to the terms of the expense support agreement, we have agreed to reimburse our advisor for each expense support payment within three years after such expense support payment is made by our advisor. Reimbursement shall be made as promptly as possible on a date mutually agreed to by us and our advisor, or the reimbursement date, provided that (i) the operating expense ratio, defined as operating expenses excluding organization and offering expenses, base management fees, incentive fees and any interest expense attributable to our indebtedness, which we refer to as net operating expenses, expressed as a percentage of our net assets on the relevant measurement date, as of such reimbursement date is equal to or less than the operating expense ratio as of the expense support payment date attributable to such specified expense support payment; (ii) the annualized distribution rate (exclusive of distribution rate reduction due to servicing fees, if any, and exclusive of any GAAP return of capital) as of such reimbursement date is equal to or greater than the annualized distribution rate (exclusive of distribution rate reduction due to servicing fees, if any, and exclusive of any GAAP return of capital) as of the expense support payment date attributable to such specified expense support payment; (iii) such reimbursement date is not later than three years following such specified expense support payment date; and (iv) the expense support payment does not cause our net operating expenses to exceed 1.5% of our net assets attributable to common shares, after taking such reimbursement into account. Our advisor is entitled to reimbursement of all previously unreimbursed expense support payments in the event of termination of the expense support agreement.

Reimbursement of Our Advisor for Administrative Services

We reimburse our advisor for expenses necessary to perform services related to our administration and operation. The amount of this reimbursement is set at the lesser of (i) our advisor’s actual costs incurred in providing such services and (ii) the amount that our board of directors, including a majority of our independent directors, estimates we would be required to pay alternative service providers for comparable services in the same geographic location. Our advisor is required to allocate the cost of such services to us based on objective factors such as total assets, revenues, time allocations or other reasonable metrics. Our board of directors then assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compares the total amount paid to our advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse our advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of our advisor.

Duration and Termination

The advisory agreement became effective upon the date that we satisfied our minimum offering requirement. Unless earlier terminated as described below, the advisory agreement will remain in effect for two years after its original effective date, and thereafter from year-to-year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. A discussion regarding the basis for our approval of the advisory agreement will be available in our annual reports to stockholders. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the advisory agreement.

The advisory agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the advisory agreement provides that we may terminate the agreement without penalty upon 60 days’ written notice to our advisor. If our advisor wishes to voluntarily terminate the advisory agreement, it must give us a minimum of 120 days’ notice prior to termination and must pay all expenses associated with its termination. The advisory agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities. We may terminate our advisor’s interest in our revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of such interest, determined by agreement between us and our advisor. If we cannot agree on such amount, it will be determined in accordance with the then current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally. The method of payment to our advisor must be fair and must protect our solvency and liquidity.

Without the vote of holders of a majority of our outstanding voting securities, our advisory agreement may not be materially amended, nor may we engage in a merger or other reorganization with our advisor. In addition, should we or our advisor elect to terminate the advisory agreement, a new advisor may not be appointed without approval of a majority of our outstanding common stock, except in limited circumstances where a temporary advisor may be appointed without stockholder consent, consistent with the 1940 Act, for a time period not to exceed 150 days following the date on which the previous contract terminates.

Prohibited Activities

Our charter prohibits the following activities between us and our advisor and its affiliates:

•	We may not purchase or lease assets in which our advisor or its affiliates has an interest unless we disclose the terms of the transaction to our stockholders and the assets are sold or leased upon terms that are reasonable to us and at a price that does not exceed the lesser of cost or fair market value, as determined by an independent expert;
•	Our advisor and its affiliates may not acquire assets from us unless approved by our stockholders in accordance with our charter;
•	We may not lease assets to our advisor or its affiliates unless the transaction occurs at our formation, we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;
•	We may not make any loans to our advisor or its affiliates except for the advancement of funds as permitted by our charter;
•	We may not acquire assets in exchange for our stock;
•	We may not pay a commission or fee, either directly or indirectly to our advisor or its affiliates, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;
•	Our advisor and its affiliates may not charge duplicate fees to us; and
•	Our advisor and its affiliates may not provide financing to us with a term in excess of 12 months. In connection with any such financing, our advisor may not receive interest in excess of the lesser of its cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. Our advisor also may not receive a prepayment charge or penalty in connection with any such financing.

In addition, the advisory agreement prohibits our advisor and its affiliates from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. Our advisor and its affiliates are also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. Our advisor and its affiliates are prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

Indemnification

The advisory agreement provides that our advisor and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent are not entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by our advisor or such other person, nor will our advisor or such other person be held harmless for any loss or liability suffered by us, unless: (i) our advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (ii) our advisor or such other person was acting on behalf of or performing services for us; (iii) the liability or loss suffered was not the result of negligence or misconduct by our advisor or such other person acting as our agent; and (iv) the indemnification or agreement to hold our advisor or such other person harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders. We maintain a joint liability insurance policy with our affiliates, including our advisor. The premiums for this policy are allocated across all insureds based on, among other things, the proportional share of the premium that we and our affiliates would pay had we purchased our policies separately and the asset base of each such entity. The independent directors of our board of directors must review and approve our allocation on an annual basis. As a result, our advisor bears the cost of its own liability insurance.

Organization of Our Advisor

Our advisor is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal address of our advisor is Terra Income Advisors, LLC, 805 Third Avenue, 8th Floor, New York, NY 10022.

Board Approval of the Advisory Agreement

Our advisory agreement was approved by our board of directors on March 9, 2015 and became effective upon our satisfaction of the minimum offering requirement. Such approvals were made in accordance with, and on the basis of an evaluation satisfactory to our board of directors as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality and extent of the advisory and other services to be provided under the agreements, (ii) the investment performance of the personnel who manage investment portfolios with objectives similar to ours, (iii) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives and (iv) information about the services to be performed and the personnel performing such services under each of the agreements.

ADMINISTRATIVE SERVICES

Our advisor is reimbursed for administrative expenses it incurs on our behalf, including general ledger accounting, fund accounting and investor services. Our advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our advisor assists us in publishing our NAV, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

For providing these services, facilities and personnel, we reimburse our advisor for administrative expenses it incurs in performing its obligations. The amount of this reimbursement is set at the lesser of (i) our advisor’s actual costs incurred in providing such services and (ii) the amount that our board of directors, including a majority of our independent directors, estimates we would be required to pay alternative service providers for comparable services in the same geographic location. Our advisor is required to allocate the cost of such services to us based on objective factors such as total assets, revenues, time allocations or other reasonable metrics. Our board of directors then assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compares the total amount paid to our advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse our advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of our advisor.

Our board of directors, including a majority of our independent directors, will annually review the compensation we pay to our advisor for such services related to our administration and operation to determine that the provisions of the advisory agreement are carried out satisfactorily and to determine, among other things, whether the fees payable are reasonable in light of the services provided.

For a discussion of the indemnification provisions in the advisory agreement, see “Investment Advisory and Administrative Services Agreement — Indemnification.”

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into the advisory agreement with our advisor, pursuant to which we pay our advisor a base management fee and an incentive fee. See “Investment Advisory and Administrative Services Agreement” for a description of how the fees payable to our advisor are determined.

We have entered into an expense support agreement with our advisor, whereby our advisor may pay expense support payments for any period beginning on April 20, 2015, the effective date of the registration statement, until we and our advisor mutually agree otherwise. The purpose of the expense support agreement is to reduce our operating expenses until we have achieved economies of scale sufficient to ensure that we are able to bear a reasonable level of expense in relation to our investment income. However, subsequent distributions may be reduced because our advisor is entitled to reimbursement by us of each expense support payment within three years after such expense support payment is made. The expense support payment for any month shall be paid to us by our advisor in any combination of cash and offsets against amounts due from us to our advisor. Operating expenses subject to this agreement include expenses as defined by U.S. GAAP, including, without limitation, advisory fees payable and interest on indebtedness. See “Investment Advisory and Administrative Services Agreement — Expense Support Agreement.”

Our executive officers, certain of our directors and certain debt finance professionals of Terra Capital Partners who perform services for us on behalf of our advisor are also officers, trustees, managers and key professionals of Terra Capital Markets, the dealer manager for this offering, and other Terra Capital Partners entities, including the Terra Income Funds. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of our sponsor may organize other debt-related programs and acquire for their own account debt-related investments that may be suitable for us. In addition, Terra Capital Partners may grant equity interests in our advisor to certain management personnel performing services for our advisor.

All transactions we enter into with our affiliates must be fair and reasonable to us and on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of our directors, including a majority of our independent directors.

Allocation of Our Advisor’s Time

We rely on our advisor to manage our day-to-day activities and to implement our investment strategy. Our advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities that are unrelated to us. As a result of these activities, our advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of the Terra Income Funds. Our advisor and its employees will devote only as much of its or their time to our business as it and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, our advisor, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, we believe that the members of our advisor’s senior management and the other key debt finance professionals performing services to us on behalf of our advisor have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects of Terra Capital Partners-sponsored programs are very similar, there are significant efficiencies created by the same team of individuals at the advisor providing services to multiple programs. For example, our advisor has streamlined the structure for financial reporting, internal controls and investment approval processes for the programs.

Competition and Allocation of Investment Opportunities

Concurrent with our continuous offering, employees of our advisor are simultaneously providing investment advisory services to other affiliated entities, including the Terra Income Funds.

Our advisor may determine it appropriate for us and one or more other investment programs managed by our advisor or any of its affiliates to participate in an investment opportunity. To the extent we are able to make co-investments with investment programs managed by our advisor or its affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating programs. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to us and other participating programs.

To mitigate these conflicts, our advisor will seek to execute such transactions on a fair and equitable basis and in accordance with its allocation policies, taking into account various factors, which may include: the source of origination of the investment opportunity; investment objectives and strategies; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; or such other factors as may be relevant to a particular transaction.

Affiliated Dealer Manager

The dealer manager is an affiliate of our advisor. This relationship may create conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the dealer manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with our advisor, no independent review of us will be made in connection with the distribution of our shares in this offering.

On September 30, 2017, our board of directors approved the servicing plan and the second amended dealer manager agreement. Under the terms of the second amended dealer manager agreement, the dealer manager receives selling commissions, dealer manager fees and broker-dealer fees of 3%, 1.5% and 1%, respectively, of gross proceeds from the offering, all or a portion of which may be re-allowed to selected broker-dealers for marketing and expenses. In addition, the dealer manager receives a service fee at an annual rate of 1.125% of the most recently published NAV per share of our common stock in exchange for providing certain administrative support services. With respect to each share sold, the service fee will be payable annually on the anniversary of the applicable month of purchase. The dealer manager, in its discretion, may re-allow a portion of such service fee to participating dealers for performing certain administrative support services. See “Plan of Distribution — Compensation of Dealer Manager and Selected Broker-Dealers.”

Investments

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we generally are not permitted to co-invest with certain entities affiliated with our advisor in transactions originated by it or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside our advisor or its affiliates in accordance with existing regulatory guidance and the allocation policies of our advisor and its affiliates, as applicable. However, we are permitted to, and may, co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. The SEC has granted us exemptive relief from the provisions of Sections 17(d) and 57(a)(4) of the 1940 Act, thereby permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our Co-Investment Affiliates. However, we will be prohibited from engaging in certain transactions with our affiliates even under the terms of this exemptive order. We believe the relief granted to us under this exemptive order may not only enhance our ability to further our investment objectives and strategies, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our Co-Investment Affiliates, than would be available to us in the absence of such relief.

Appraisal and Compensation

Our charter provides, with certain exceptions, that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or roll-up, an appraisal of all our assets will be obtained from a competent independent appraiser which will be filed as an exhibit to the registration statement registering the roll-up transaction, if applicable. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and stockholders voting against the proposed roll-up may elect to receive cash in an amount equal to such stockholder’s pro rata share of the appraised value of our net assets or preserve their interests in us.

Capital Contribution by Our Sponsor

Pursuant to an initial capitalization and subsequent private placement, our sponsor purchased an aggregate of $175,000 of shares of our common stock at $9.00 per share, which price represented the previous initial public offering price of $10.00 per share, net of selling commissions, broker-dealer fees and dealer manager fees. On February 25, 2015, our board of directors determined to change the initial offering price from $10.00 per share to $12.50 per share. As a result, on February 26, 2015, we effected a reverse stock split to account for the change in our offering price since the initial contribution from our sponsor. As such, all share references and equity transaction pricing elsewhere in this prospectus reflect this reverse stock split. On May 1, 2015, our sponsor purchased an additional $275,000 of shares of our common stock from this offering at $11.25 per share, representing our then-current offering price of $12.50 per share, net of selling commissions, broker-dealer fees and dealer manager fees. As a result, gross offering proceeds of $450,000 were immediately available to us as of May 1, 2015. The gross offering proceeds from this purchase were included for purposes of determining that we satisfied our minimum offering requirements. See “Plan of Distribution.”

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of December 1, 2017, Messrs. Mildé and Batkin may be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of December 1, 2017 and taking into account the 1:1.25 reverse stock split approved by our board of directors on February 25, 2015, information with respect to the beneficial ownership of our common stock by:

•	any person known to us to beneficially own more than 5% of the outstanding shares of our common stock;
•	each member of our board of directors and each executive officer; and
•	all of the members of our board of directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares of common stock subject to options that are currently exercisable or exercisable within 60 days of the date of this prospectus.

	Shares Beneficially Owned as of December 1, 2017
Name(1)	Number of Shares	Percentage(2)
Interested Directors
Simon J. Mildé	12,308		*
Bruce D. Batkin	24,980		*
Independent Directors
Jeffrey M. Altman	—	—
Michael L. Evans	—	—
Robert E. Marks	—	—
Executive Officers
Stephen H. Hamrick	—	—
Gregory M. Pinkus	—	—
Daniel J. Cooperman	2,712		*
Michael S. Cardello	—	—
All officers and directors as a group (9 persons)	40,000		*

*	Less than one percent.
(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Terra Capital Partners, LLC, 805 Third Avenue, 8th Floor, New York, NY 10022.
(2)	Based on a total of 8,051,434 shares of common stock issued and outstanding as of December 1, 2017.

The following table sets forth, as of December 1, 2017, the dollar range of our equity securities that are beneficially owned by each member of our board of directors, based on the current public offering price of $10.90.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Simon J. Mildé	Over $100,000
Bruce D. Batkin	Over $100,000
Independent Directors
Jeffrey M. Altman	—
Michael L. Evans	—
Robert E. Marks	—

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

DISTRIBUTION REINVESTMENT PLAN

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a monthly or quarterly basis and aggregate and pay such distributions on a monthly basis. We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Any distributions of our stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have opted in to our distribution reinvestment plan, you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions. We expect to coordinate our distribution payment dates so that the same price that is used for the semi-monthly closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under our distribution reinvestment plan. In such case, your reinvested distributions will be used to purchase shares at a price equal to 95% of the price that shares are sold in our offering at the semi-monthly closing immediately following the distribution payment date. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares of additional common stock by notifying DST Systems, Inc., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares of common stock, the plan administrator will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may opt in to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

We use newly issued shares to implement the plan. The number of shares we will issue to you is determined by dividing the total dollar amount of the distribution payable to you by a price equal to 95% of the price at which shares are sold in the offering at the closing immediately following the distribution payment date, and such price may represent a premium to our NAV per share.

There are no selling commissions, broker-dealer fees, dealer manager fees, servicing fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We pay the plan administrator’s fees under the plan.

If you receive your ordinary cash distributions in the form of common stock, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash and will be treated as having received an additional distribution equal to any discount in the purchase price for shares under the distribution reinvestment plan. Your basis for determining gain or loss upon the sale of common stock received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice in writing mailed to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your account under the plan by calling the plan administrator at (877) 628-8575.

All correspondence concerning the plan should be directed to the plan administrator by mail at Terra Capital, c/o DST Systems, Inc., P.O. Box 219686, Kansas City, MO 64121 or by telephone at (877) 628-8575.

We have filed the distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request to the plan administrator or by contacting us.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with financial information appearing elsewhere in this prospectus.

Overview

We were incorporated under the general corporation laws of the State of Maryland on May 15, 2013 and commenced operations on June 24, 2015, upon the raising of gross proceeds in excess of the minimum offering requirement of $2,000,000. We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act, and have elected to be taxed for federal income tax purposes, beginning with our taxable year ended September 30, 2015, and to qualify annually thereafter, as a RIC under Subchapter M of the Code. Prior to satisfying the minimum offering requirement of $2,000,000, we had no operations except for matters relating to our organization and registration.

Our investment activities are externally managed by our advisor and supervised by our board of directors, a majority of whom are independent. Under the advisory agreement, we have agreed to pay our advisor an annual base management fee based on our average quarterly gross assets, as well as incentive fees based on our performance.

Also, we have agreed to pay selling commissions, broker-dealer fees, a dealer manager fee and servicing fees, and to reimburse our advisor for our organization and offering expenses up to a maximum amount equal to 1.5% of the gross proceeds from our offering. Our advisor will bear all organization and offering expenses in excess of this amount.

Our primary investment objectives are to pay attractive and stable cash distributions and to preserve, protect and return capital contributions to stockholders. Our investment strategy is to use substantially all of the proceeds of our offering to originate and manage a diversified portfolio consisting of (i) commercial real estate loans to U.S. companies qualifying as “eligible portfolio companies” under the 1940 Act, including mezzanine loans, first and second lien mortgage loans, subordinated mortgage loans, bridge loans and other commercial real estate-related loans related to or secured by high quality commercial real estate in the United States and (ii) preferred equity real estate investments in U.S. companies qualifying as “eligible portfolio companies” under the 1940 Act; provided, however, we are not a “diversified company” as defined by the 1940 Act. We may also purchase select commercial real estate-related debt securities, such as commercial mortgage-backed securities or collateralized debt obligations; provided, however, that we will select all investments after considering our ability to continue to qualify to be taxed as a RIC.

The level of our investment activity depends on many factors, including the amount of debt and equity capital available to prospective borrowers, the level of refinancing activity for such companies, the availability of credit to finance transactions, the general economic environment and the competitive environment for the types of investments we make. The timing of investing the proceeds from our offering depends on prevailing market conditions and exclusive of the restrictions imposed by the RIC diversification requirement, we anticipate that we will invest the proceeds from each subscription closing generally within 90 days of such closing. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies, and restrictions imposed by the RIC diversification requirements. Any distributions we make prior to the time that all capital raised has been deployed may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested.

Our management is not aware of any material trends or uncertainties, favorable or unfavorable, which may reasonably be anticipated to have a material impact on the capital resources and the revenue or income to be derived from our assets.

Revenues

We generate revenue primarily in the form of interest on the debt securities that we hold. We make debt investments that bear interest at fixed and floating rates. Interest on debt securities is generally payable monthly. The principal amount of the debt securities and any accrued but unpaid interest generally become due at the maturity date. In addition, we may generate revenue in the form of exit fees payable upon repayment of the loans we hold, origination fees for loans we originate, commitment and other fees in connection with transactions, all of which are recorded as interest income. As prepayment(s), partial or full, occurs on an investment, prepayment income is recognized. Preferred returns earned on any preferred equity investments, if any, is recognized on an accrual basis to the extent that we expect to collect such amounts.

Expenses

Our primary operating expenses include interest expense from obligations under participation agreements, professional fees, marketing expenses, payment of advisory fees and reimbursement of expenses to our advisor and other expenses necessary for our operations. We bear other expenses, which include, among other things:

•	corporate, organizational and offering expenses relating to offerings of our common stock, subject to limitations included in the advisory agreement;
•	the cost of calculating our NAV, including the related fees and cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of shares of our common stock and other securities;
•	fees payable to third parties relating to, or associated with, monitoring our financial and legal affairs;
•	making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;
•	interest payable on debt, if any, incurred to finance our investments;
•	transfer agent and custodial fees;
•	fees and expenses associated with marketing efforts;
•	servicing fees;
•	federal and state registration fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses, including travel expenses;
•	costs of director and stockholder meetings, proxy statements, stockholders’ reports and notices;
•	costs of fidelity bonds, directors and officers/errors and omissions liability insurance and other insurance premiums;
•	direct costs, including those relating to printing of stockholder reports and advertising or sales materials, mailing and long distance telephone expenses;
•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002, the 1940 Act and applicable federal and state securities laws;
•	costs associated with our chief compliance officer;
•	brokerage commissions for our investments; and
•	all other expenses incurred by us or our advisor in connection with administering our investment portfolio, including expenses incurred by our advisor in performing certain of its obligations under the advisory agreement.

We reimburse our advisor for expenses necessary to perform services related to our administration and operation. The amount of this reimbursement is set at the lesser of (i) our advisor’s actual costs incurred in providing such services and (ii) the amount that our board of directors, including a majority of our independent directors, estimates we would be required to pay alternative service providers for comparable services in the same geographic location. Our advisor is required to allocate the cost of such services to us based on objective factors, such as total assets, revenues, time allocations and/or other reasonable metrics. Our board of directors then assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compares the total amount paid to our advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse our advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of our advisor.

Net Investment Portfolio

The tables below present our investment portfolio on a net investment basis, which represents our proportionate share of the investments, based on our economic ownership of these investments. This measure is used in reports to our executive management and is used as a component to the asset base from which we calculate our base management fee. We believe that this measure provides useful information to investors because it represents our total assets under management and the financial exposure of each investment individually.

	September 30, 2017
	Gross Investments		Transfers Treated as Obligations Under Participation Agreements		Net Investments
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair value
OHM Atlanta Owner, LLC	$9,955,647	$10,091,628	$—	$—	$9,955,647	$10,091,628
140 Schermerhorn Street Mezz, LLC	7,468,766	7,565,359	—	—	7,468,766	7,565,359
KOP Hotel XXXI Mezz, LP.	5,786,133	5,866,063	1,795,696	1,820,502	3,990,437	4,045,561
YIP Santa Maria, LLC	4,481,473	4,538,492	—	—	4,481,473	4,538,492
Residential X Mezz Concord, LLC and Center Associates Mezz, LLC	4,175,118	4,315,751	—	—	4,175,118	4,315,751
GAHC3 Lakeview IN Medical Plaza, LLC	3,417,207	3,428,041	—	—	3,417,207	3,428,041
Dwight Mezz II, LLC	3,000,000	3,000,000	—	—	3,000,000	3,000,000
NB Factory JV, LLC	2,445,056	2,445,056	—	—	2,445,056	2,445,056
Hertz Clinton One Mezzanine, LLC	2,437,857	2,526,660	—	—	2,437,857	2,526,660
TSG-Parcel 1, LLC	2,020,000	2,019,339	—	—	2,020,000	2,019,339
	$45,187,257	$45,796,389	$1,795,696	$1,820,502	$43,391,561	$43,975,887

	September 30, 2016
	Gross Investments		Transfers Treated as Obligations Under Participation Agreements		Net Investments
	Principal	Fair Value	Principal	Fair Value	Principal	Fair Value
QPT 24th Street Mezz LLC	$15,250,568	$15,250,567	$12,708,034	$12,708,034	$2,542,534	$2,542,533
KOP Hotel XXXI Mezz, LP	5,800,000	5,969,398	1,800,000	1,852,572	4,000,000	4,116,826
GAHC3 Lakeview IN Medical Plaza, LLC	3,074,671	3,074,671	—	—	3,074,671	3,074,671
Hertz Clinton One Mezzanine, LLC	2,500,000	2,429,286	—	—	2,500,000	2,429,286
TSG-Parcel 1, LLC	2,000,000	2,022,814	—	—	2,000,000	2,022,814
Total	$28,625,239	$28,746,736	$14,508,034	$14,560,606	$14,117,205	$14,186,130

	Years Ended September 30,
	2017			2016			2015(1)
	Weighted Average Principal Amount	Weighted Average Coupon Rate		Weighted Average Principal Amount	Weighted Average Coupon Rate		Weighted Average Principal Amount	Weighted Average Coupon Rate
Gross investments	$46,172,594	13.1%		$20,917,528	13.4%		$1,714,286	12.0%
Obligations under participation agreements	(11,834,247)	13.8%		(11,272,951)	13.8%		—	—
Mortgage loan payable(2)	(465,753)	5.8%		—	—		—	—
Net investments	$33,872,594	12.9	%(3)	$9,644,577	12.8	%(3)	$1,714,286	12.0	%(3)

(1)	Represents the period from June 24, 2015 (the date the minimum offering requirement of $2,000,000 was met) through September 30, 2015.
(2)	The mortgage loan payable was repaid prior to September 30, 2017.
(3)	Represents net interest income over the period calculated using the weighted average coupon rate and weighted average principal amount shown on the table (interest income on the investments less interest expense) divided by the weighted average principal amount of the net investments during the period.

Portfolio Investment Activity

For the year ended September 30, 2017, we invested $44.8 million in new loans and had $28.5 million of repayments, resulting in net gross investments of $16.3 million.

Additionally, for the three months ended June 30, 2017, we suspended interest income accrual of $0.7 million on a senior loan and a mezzanine loan, and wrote off $0.5 million of past due interest receivables and $0.3 million of exit fee accruals because recovery of such income and fee was doubtful. As a result, we suspended interest expense accrual of $0.5 million on the mezzanine loan on which we had a participation liability, and wrote off $0.4 million of interest payable and $0.1 million of exit fee accruals. In July 2017, the principal balances of these two loans and the obligations under participation agreement were repaid in full.

For the year ended September 30, 2016, we invested $26.3 million in new loans and had no exits or repayments, resulting in a net gross investment of $26.3 million.

For the year ended September 30, 2015, we made a $2.0 million investment through a participation interest in a portfolio company and had no exits or repayments, resulting in a net gross investment of $2.0 million.

Our portfolio composition, based on fair value at September 30, 2017 and 2016, was as follows:

	September 30, 2017		September 30, 2016
	Percentage of Total Portfolio	Weighted Average Yield(1)	Percentage of Total Portfolio	Weighted Average Yield(1)
Loans	51.7%	12.4%	93.0%	13.4%
Loans through participation interest	48.3%	12.3%	7.0%	12.0%
Total	100.0%	12.4%	100.0%	13.3%

(1)	Based upon the principal value of our debt investments.

The following table shows the portfolio composition by property type grouping based on fair value at September 30, 2017 and 2016:

	September 30, 2017		September 30, 2016
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Hotel	$17,969,914	39.2%	$5,969,398	20.8%
Land	12,110,967	26.5%	17,273,381	60.1%
Office	5,954,701	13.0%	5,503,957	19.1%
Student housing	5,445,056	11.9%	—	—%
Multifamily	4,315,751	9.4%	—	—%
Total	$45,796,389	100.0%	$28,746,736	100.0%

The following table presents the fair value measurements at September 30, 2017 and 2016:

	September 30, 2017		September 30, 2016
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Loans	$23,675,007	51.7%	$26,723,922	93.0%
Loans through participation interest	22,121,382	48.3%	2,022,814	7.0%
Total	$45,796,389	100.0%	$28,746,736	100.0%

Obligations under Participation Agreements

We may enter into participation agreements with related and unrelated parties, primarily other affiliated funds of our sponsor. The participation agreements provide us with the opportunity to invest along the same terms, conditions, price, and rights in the specified investment. The purpose of the participation agreements is to allow us and an affiliate to originate a specified investment when, individually, we do not have the liquidity to do so or to achieve a certain level of portfolio diversification. We may transfer portions of our investments to other participants or we may be a participant to an investment held by another entity.

Certain partial loan sales do not qualify for sale accounting under Accounting Standard Codification (“ASC”) Topic 860 Transfers and Servicing (“ASC Topic 860”) because these sales do not meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the accompanying statements of assets and liabilities and the portion transferred is recorded as obligations under participation agreements in the liabilities section of the statements of assets and liabilities.

As of September 30, 2017 and 2016, obligations under participation agreements at fair value totaled $1.8 million and $14.6 million, respectively, and the fair value of the loans that are associated with these obligations under participation agreements was $5.9 million and $21.2 million, respectively. For the year ended September 30, 2017, we made $12.9 million of repayments on obligations under participation agreements, including PIK interest of $0.4 million. For the year ended September 30, 2016, there were no repayments on obligations under participation agreements. The weighted average interest rate on our obligations under participation agreements was approximately 13.0% and 13.9% as of September 30, 2017 and 2016, respectively.

Results of Operations

We were formed on May 15, 2013, and commenced operations on June 24, 2015. Our management is not aware of any material trends or uncertainties, favorable or unfavorable, other than national economic conditions affecting our target portfolio, which may be reasonably anticipated to have a material impact of the capital resources and the revenue or income to be derived from the operations of our net assets.

Operating results for the years ended September 30, 2017, 2016 and 2015 were as follows:

	Years Ended September 30,
	2017	2016	Change	2016	2015	Change
Total investment income	$5,257,725	$3,016,699	$2,241,026	$3,016,699	$66,822	$2,949,877
Total operating expenses	5,363,736	6,049,254	(685,518)	6,049,254	1,750,928	4,298,326
Less: Expense reimbursement from Adviser	—	(576,755)	576,755	(576,755)	(1,690,300)	1,113,545
Less: Reduction of offering costs	(944,248)	—	(944,248)	—	—	—
Net operating expenses	4,419,488	5,472,499	(1,053,011)	5,472,499	60,628	5,411,871
Net investment income (loss)	838,237	(2,455,800)	3,294,037	(2,455,800)	6,194	(2,461,994)
Net change in unrealized appreciation on investments	416,920	192,212	224,708	192,212	—	192,212
Net change in unrealized appreciation on obligations under participation agreements	27,767	(52,572)	80,339	(52,572)	—	(52,572)
Net increase (decrease) in net assets resulting from operations	$1,282,924	$(2,316,160)	$3,599,084	$(2,316,160)	$6,194	$(2,322,354)

Investment Income

The composition of our investment income for the years ended September 30, 2017, 2016 and 2015 were as follows:

	Years Ended September 30,
	2017	2016	Change	2016	2015	Change
Interest income	$4,916,169	$3,003,645	$1,912,524	$3,003,645	$65,341	$2,938,304
Prepayment fee income	63,960	—	63,960	—	—	—
Other fee income	277,596	13,054	264,542	13,054	1,481	11,573
Total investment income	$5,257,725	$3,016,699	$2,241,026	$3,016,699	$66,822	$2,949,877

Interest Income

2017 vs. 2016 — For the year ended September 30, 2017 as compared to the same period in 2016, interest income increased by $1.9 million, primarily due to an increase in contractual interest income of $1.7 million, net of the non-collection of $1.2 million of interest income on two loans whose principal amounts were repaid in full in July 2017, and an increase in net amortization of origination fee, exit fee and purchase premium and discount of $0.3 million. The increase in contractual interest income was primarily due to a higher weighted average principal balance partially offset by a lower weighted average coupon rate on our investment portfolio. The decrease in weighted average coupon rate on our investment portfolio was due to a higher volume of investments in senior loans and subordinated loans with lower coupon rates in 2017 as compared to 2016.

2016 vs. 2015 — For the year ended September 30, 2016 as compared to the same period in 2015, total investment income increased by $2.9 million, primarily due to higher weighted average principal balance as well as higher weighted average coupon rate on our investment portfolio.

Prepayment Fee Income

Prepayment fee income represents prepayment fees charged to borrowers for the early repayment of loans.

2017 — For the year ended September 30, 2017, we received a prepayment fee of $0.1 million from the early repayment of a loan.

2016 — For the year ended September 30, 2016, we did not receive any prepayment fee income.

2015 — For the year ended September 30, 2015, we did not receive any prepayment fee income.

Other Fee Income

2017 vs. 2016 — For the year ended September 30, 2017 as compared to the same period in 2016, other fee income increased by $0.3 million, primarily due to a $0.2 million standby fee received from a borrower as compensation for the delay in closing the investment.

2016 vs. 2015 — For the year ended September 30, 2016 as compared to the same period in 2015, other fee income was substantially the same.

Operating Expenses

The composition of our operating expenses for the years ended September 30, 2017, 2016 and 2015 were as follows:

	Years Ended September 30,
	2017	2016	Change	2016	2015	Change
Base management fees	$1,202,568	$552,011	$650,557	$552,011	$30,058	$521,953
Incentive fees on capital gains	90,459	27,928	62,531	27,928	—	27,928
Operating expense reimbursement to Adviser	530,619	318,550	212,069	318,550	17,753	300,797
Professional fees	1,071,089	981,038	90,051	981,038	378,192	602,846
Interest expense from obligations under participation agreements	838,860	1,598,976	(760,116)	1,598,976	—	1,598,976
Marketing expenses	777,058	876,877	(99,819)	876,877	596,865	280,012
Amortization of deferred offering costs	375,748	1,312,811	(937,063)	1,312,811	383,182	929,629
Insurance expense	213,870	219,715	(5,845)	219,715	127,630	92,085
General and administrative expenses	114,491	38,223	76,268	38,223	12,534	25,689
Directors’ fees	113,000	123,125	(10,125)	123,125	74,250	48,875
Interest expense on mortgage loan payable	35,974	—	35,974	—	—	—
Organization expenses	—	—	—	—	130,464	(130,464)
Total operating expenses	5,363,736	6,049,254	(685,518)	6,049,254	1,750,928	4,298,326
Less: Expense reimbursement from Adviser	—	(576,755)	576,755	(576,755)	(1,690,300)	1,113,545
Less: Reduction of offering costs	(944,248)	—	(944,248)	—	—	—
Net operating expenses	$4,419,488	$5,472,499	$(1,053,011)	$5,472,499	$60,628	$5,411,871

For the year ended September 30, 2017 as compared to the same period in 2016, total operating expenses decreased by $0.7 million. For the year ended September 30, 2016 as compared to the same period in 2015, total operating expenses increased by $4.3 million. The reasons for the changes are stated below.

Base Management Fee

Under the Investment Advisory Agreement, we pay Terra Income Advisors a base management fee, which is calculated at an annual rate of 2.0% of our average gross assets.

2017 vs. 2016 — For the year ended September 30, 2017 as compared to the same period in 2016, base management fee increased by $0.7 million due to an increase in our gross assets. We expect our gross assets to continue to increase as we continue to raise funds in our Offering.

2016 vs. 2015 — For the year ended September 30, 2016 as compared to the same period in 2015, base management fee increased by $0.5 million due to an increase in our gross assets.

Operating Expense Reimbursement to Adviser

Under the Investment Advisory Agreement, we reimburse Terra Income Advisors for operating expenses incurred in connection with administrative services provided to us, including compensation to administrative personnel.

2017 vs. 2016 — For the year ended September 30, 2017 as compared to the same period in 2016, operating expense reimbursed to Terra Income Advisors increased by $0.2 million, primarily due to an increase in allocable costs from Terra Income Advisors, primarily related to compensation expense paid to Terra Income Advisors’ employees, as well as an increase in gross proceeds from the Offering, which was the basis for the costs allocated to us by Terra Income Advisors.

2016 vs. 2015 — For the year ended September 30, 2016 as compared to the same period in 2015, operating expense reimbursed to Terra Income Advisors increased by $0.3 million, primarily due to an increase in allocable costs, primarily related to compensation expense, as well as an increase in gross proceeds from the Offering, which was the basis for the costs allocated to us by Terra Income Advisors.

Professional Fees

2017 vs. 2016 — For the year ended September 30, 2017 as compared to the same period in 2016, professional fees were substantially the same. The increase in accounting fees due to the growth of our investment portfolio was substantially offset by a decrease in legal fees resulting from fees incurred in connection with the application for exemptive relief from the SEC for the year ended September 30, 2016.

2016 vs. 2015 — For the year ended September 30, 2016 as compared to the same period in 2015, professional fees increased by $0.6 million reflecting a full year of expense recognized for the year ended September 30, 2016 compared to six months of expense recognized for the period from June 24, 2015 (date the Minimum Offering Requirement was met) through September 30, 2015. Additionally, professional fees for the year ended September 30, 2016 increased as a result additional legal fees incurred in connection with the application for exemptive relief from the SEC.

Interest Expense from Obligations under Participation Agreements

2017 vs. 2016 — For the year ended September 30, 2017 as compared to the same period in 2016, interest expense from obligations under participation agreements decreased by $0.8 million, primarily due to the non-payment of $0.9 million of interest expense on a loan on which we had a participation liability because we did not receive the related interest income payment from the borrower to make the interest expense payment. The loan was repaid in July 2017, at which time we repaid the obligation under participation agreement in full.

2016 vs. 2015 — For the year ended September 30, 2016, interest expense from obligations under participation agreements was $1.6 million, related to two loans which we transferred a portion of the loans to affiliates via participation agreements during the period. For the year ended September 30, 2015, there was no interest expense from obligations under participation agreements because we did not have any obligations under participation agreements during the period.

Amortization of Offering Costs

All offering costs incurred during the offering period are recorded as deferred charge and amortized over twelve months from the date the cost is incurred, with the exception of those costs that were incurred prior to the commencement of operations on June 24, 2015, which were amortized over a 12-month period from that date forward.

2017 vs. 2016 — For the year ended September 30, 2017 as compared to the same period in 2016, amortization of offering costs decreased by $0.9 million, primarily due to the offering costs incurred prior to the commencement of operations having been fully amortized on June 30, 2016.

2016 vs. 2015 — For the year ended September 30, 2016 as compared to the same period in 2015, amortization of offering costs increased by $0.9 million, primarily due to the amortization of offering costs incurred prior to the commencement of operations on June 24, 2015 as well as additional offering costs incurred in connection with our Offering.

Expense Reimbursement from Adviser

On June 30, 2015, we entered into an expense support agreement (the “Expense Support Agreement”) with Terra Income Advisors, whereby Terra Income Advisors may pay up to 100% of our costs and expenses for any period since inception, including all fees payable to Terra Income Advisors pursuant to the Investment Advisory Agreement, until we and Terra Income Advisors mutually agree otherwise. This payment (the “Expense Support Payment”) for any month shall be paid by Terra Income Advisors to us in any combination of cash or other immediately available funds, and/or offsets against amounts due from us to Terra Income Advisors. The purpose of the Expense Support Payment is to reduce offering and operating expenses until we have achieved economies of scale sufficient to ensure that we are able to bear a reasonable level of expense in relation to investment income. Operating expenses subject to the Expense Support Agreement include expenses as determined by U.S. GAAP, including, without limitation, fees payable to Terra Income Advisors and interest on indebtedness for such period, if any.

Pursuant to the terms of the Expense Support Agreement, we have agreed to reimburse Terra Income Advisors for each Expense Support Payment within three years after such Expense Support Payment is made by Terra Income Advisors. Reimbursement shall be made as promptly as possible on a date mutually agreed to by us and Terra Income Advisors provided that (i) the operating expense ratio, defined as operating expenses excluding organization and offering expenses, base management fees, incentive fees and any interest expense attributable to indebtedness by us (“Net Operating Expenses”) expressed as a percentage of our net assets on the relevant measurement date, as of such reimbursement date is equal to or less than the operating expense ratio as of the Expense Support Payment date attributable to such specified Expense Support Payment, (ii) the annualized distribution rate (exclusive of distribution rate reduction due to servicing fees, if any, and exclusive of any GAAP return of capital) as of such reimbursement date is equal to or greater than the annualized distribution rate (exclusive of distribution rate reduction due to servicing fees, if any, and exclusive of any GAAP return of capital) as of the Expense Support Payment date attributable to such specified Expense Support Payment; (iii) such reimbursement date is not later than three years following such specified Expense Support Payment date; and (iv) the Expense Support Payment does not cause our Net Operating Expenses to exceed 1.5% of our net assets attributable to common shares, after taking such reimbursement into account. Terra Income Advisors is entitled to reimbursement of all previously unreimbursed Expense Support Payments in the event of termination of the Expense Support Agreement.

2017 — For the year ended September 30, 2017, there were no expenses reimbursed by Terra Income Advisors.

2016 — For the year ended September 30, 2016, we recognized expense reimbursements made by Terra Income Advisors of $0.6 million, which are included in the statements of operations.

2015 — For the year ended September 30, 2015, we recognized expense reimbursements made by Terra Income Advisors of $1.7 million, which are included in the statements of operations.

Reduction of Offering Costs

2017 — Subsequent to March 31, 2017 and in response to the general trend in capital raising for non-traded direct participation programs, we determined that it is highly unlikely that we will raise capital in an amount sufficient for all cumulative offering costs incurred by Terra Income Advisors to be reimbursed. Accordingly, we reduced the estimated amount payable to Terra Income Advisors for cumulative organization and offering costs incurred and reversed the amortization of offering costs previously recognized by $0.9 million for the year ended September 30, 2017.

2016 — For the year ended September 30, 2016, we did not record any reduction of offering costs.

2015 — For the year ended September 30, 2015, we did not record any reduction of offering costs.

Net Change in Unrealized Appreciation on Investments and Obligations under Participation Agreements

Net change in unrealized appreciation on investments and obligations under participation agreements reflects the change in our portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Valuation of our portfolio investments and obligations under participation agreements fluctuates over time, reflecting changes in the market yields for loans and debt investments, and any associated premium or discount and origination or exit fee will be amortized down or accreted up to par value as each investment approaches maturity.

2017 vs. 2016 — For the year ended September 30, 2017 as compared to the same period in 2016, net change in unrealized appreciation on investments increased by $0.2 million, and net change in unrealized appreciation on obligations under participation agreements decreased by $0.1 million, reflecting a decrease in the fair value of two loans which were settled at par.

2016 vs. 2015 — For the year ended September 30, 2016, net change in unrealized appreciation on investments was $0.2 million, and net change in unrealized appreciation on obligations under participation agreements was $0.1 million. For the year ended September 30, 2015, there was no net change in unrealized appreciation investments and obligations under participation agreements as the only investment held by us was acquired close to year-end.

Net Increase (Decrease) in Net Assets Resulting from Operations

2017 — For the year ended September 30, 2017, we recorded a net increase in net assets resulting from operations of $1.3 million. Based on the weighted average shares of common stock outstanding, our per share net increase in net assets resulting from operations was $0.23.

2016 — For the year ended September 30, 2016, we recorded a net decrease in net assets resulting from operations of $2.3 million. Based on the weighted average shares of common stock outstanding, our per share net decrease in net assets resulting from operations was $0.93.

2015 — For the year ended September 30, 2015, we recorded a net increase in net assets resulting from operations of $0.01 million. Based on the weighted average shares of common stock outstanding, our per share net increase in net assets resulting from operations was $0.01.

Capital Contribution from Terra Capital Partners

Pursuant to an initial capitalization and subsequent private placement, Terra Capital Partners had purchased an aggregate of $175,000 of shares of our common stock at $11.25 per share, which price represented the initial public offering price of $12.50 per share, net of selling commissions, broker-dealer fees and dealer manager fees. On February 25, 2015, the Board determined to change the initial offering price from $10.00 per share to $12.50 per share. As a result, on February 26, 2015, we effected a reverse stock split to account for the change in our offering price since the initial investment by Terra Capital Partners. As such, all share references and equity transaction pricing elsewhere reflect this reverse stock split. On May 1, 2015, Terra Capital Partners also purchased an additional $275,000 of shares of our common stock from the Offering at $11.25 per share, also net of selling commissions, broker-dealer fees and dealer manager fees from the then-current offering price of $12.50 per share. As a result, gross offering proceeds of $450,000 were immediately available to us. The gross offering proceeds from Terra Capital Partners’ capital contributions have been included for purposes of determining our satisfaction of the Minimum Offering Requirement.

Financial Condition, Liquidity and Capital Resources

We currently generate cash primarily from the net proceeds of the Offering and from cash flows from interest, dividends and fees earned from our investments and principal repayments and proceeds from sales of our investments. Our primary use of cash is for our targeted investments, payments of our expenses and cash distributions to our stockholders. We sell our shares on a continuous basis at a current per share price of $10.90. However, to the extent that our NAV per share increases to an amount greater than our net proceeds as stated in our prospectus dated April 27, 2016, we will sell at a price necessary to ensure that our shares are not sold at a price, after deduction of selling commissions, broker-dealer fees and dealer manager fees, that is below NAV per share. On November 11, 2015, and effective as December 1, 2015, the Board approved a change to a certain aspect of our share pricing policy such that, once we have raised gross offering proceeds in excess of $125 million, or prior to then in the sole discretion of our Board, in the event of a material decline in our NAV per share, which we consider to be a 2.5% decrease below our then-current net offering price, we will reduce our offering price to establish a new net offering price not more than 2.5% above our NAV per share.

Prior to investing in securities of portfolio companies, we will invest the net proceeds from the Offering and from sales and paydowns of existing investments primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our intended BDC election and our election to be taxed as a RIC.

We may borrow funds to make investments, including before we have fully invested the proceeds of our continuous offering, to the extent we determine that leveraging our portfolio would be appropriate. We have not decided whether, and to what extent, we will finance portfolio investments using debt or the specific form that any such financing would take. Accordingly, we cannot predict with certainty what terms any such financing would have or the costs we would incur in connection with any such arrangement. We currently do not anticipate issuing any preferred stock; however, our charter authorizes us to do so.

Our principal demands for funds are for portfolio investments, either directly or through investment interests, for the payment of operating expenses, distributions to our investors and for the payment of principal and interest on any outstanding indebtedness we may acquire. Generally, cash needs for investment activities will be met through proceeds from the sale of shares of our common stock through the Offering. Management expects that in the future, as our investment portfolio grows, our investments will generate sufficient cash flow to cover operating expenses and the payment of a monthly distribution.

Cash Flows for the Year Ended September 30, 2017

Operating Activities — For the year ended September 30, 2017, net cash used in operating activities was $28.9 million. The level of cash flows used in or provided by operating activities is affected by the timing of purchases, repayments and sales of portfolio investments, among other factors. Cash flows used in operating activities for the year ended September 30, 2017 were primarily purchases of investments totaling $44.8 million, partially offset by repayments of investments of $28.5 million. Additionally, we made $12.9 million of repayments on obligations under participation agreements for the year ended September 30, 2017.

Financing Activities — For the year ended September 30, 2017, net cash provided by financing activities was $29.5 million, primarily related to proceeds from the issuance of common stock of $35.1 million, partially offset by payments of selling commissions and dealer manager fees of $2.2 million and distributions paid to stockholders of $3.4 million. We also received proceeds of $3.3 million from a mortgage financing which we repaid in June 2017.

Cash Flows for the Year Ended September 30, 2016

Operating Activities — For the year ended September 30, 2016, net cash used in operating activities was $13.4 million. The level of cash flows used in or provided by operating activities is affected by the timing of purchases, redemptions and sales of portfolio investments, among other factors. Cash flows used in operating activities for the year ended September 30, 2016 were primarily purchases of investments totaling $26.3 million, partially offset by net proceeds from obligations under participation agreements of $14.3 million.

Financing Activities — Net cash provided by financing activities was $36.8 million for the year ended September 30, 2016, primarily related to proceeds from the issuance of common stock of $39.9 million and reimbursement of $1.3 million from Terra Capital Markets for commissions and dealer manager fees we paid related to shares sold prior to February 20, 2016 (see “Contractual Obligations” below), partially offset by payments of selling commissions, dealer manager fees and transaction charges of $2.8 million and distributions paid to stockholders of $1.6 million.

Cash Flows for the Year Ended September 30, 2015

Operating Activities — For the year ended September 30, 2015, net cash used in operating activities was $2.0 million, primarily due to a purchase of an investment for $2.0 million. The level of cash flows used in or provided by operating activities is affected by the timing of purchases, redemptions and sales of portfolio investments, among other factors.

Financing Activities — Cash flows provided by financing activities was $10.1 million for the year ended September 30, 2015, primarily related to proceeds from issuance of common stock of $11.2 million, partially offset by payments of selling commissions and dealer manager fees of $0.9 million and distributions paid to stockholders of $0.1 million.

RIC Status and Distributions

We have elected to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. In order to maintain our qualification to be taxed as a RIC, we must, among other things, distribute at least 90.0% of our “investment company taxable income,” as defined by the Code, each year. As long as the distributions are declared by the later of the fifteenth day of the ninth month following the close of the taxable year or the due date of the tax return, including extensions, distributions paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to make sufficient distributions to our stockholders to maintain our qualification to be taxed as a RIC each year. We are also subject to nondeductible federal excise taxes if we do not distribute at least 98.0% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years on which we paid no federal income taxes.

Distributions to our stockholders are recorded as of the record date. Subject to the discretion of our board of directors and applicable legal restrictions, we authorize and declare ordinary cash distributions on either a monthly or quarterly basis and pay such distributions on a monthly basis. We calculate each stockholder’s specific distribution amount for the period using daily record dates, and each stockholder’s distributions begin to accrue on the date we accept such stockholder’s subscription for shares of our common stock. From time to time at the discretion of our board of directors, we may also pay special interim distributions in the form of cash or shares of common stock.

During certain periods, our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from the offering of our common stock. As a result, it is possible that some or all of the distributions we make will represent a return of capital for tax purposes. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our offering, including any fees payable to our advisor. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders.

We intend to continue to make our ordinary distributions in the form of cash out of assets legally available for distribution, unless stockholders elect to receive their cash distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder.

We have adopted an “opt in” distribution reinvestment plan for our stockholders. As a result, if we make a cash distribution, our stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the distribution reinvestment plan.

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions.

Critical Accounting Policies

Our financial statements are prepared in conformity with U.S. GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management has utilized available information, including industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As we execute our expected operating plans, we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below.

Valuation of Investments

We measure the value of our investments in accordance with fair value accounting guidance promulgated under U.S. GAAP, which establishes a hierarchical disclosure framework that prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available actively quoted prices or for which fair value can be measured from actively quoted prices, generally, will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value will be classified and disclosed in one of the following categories:

•	Level 1 — observable inputs, such as quoted prices in active markets. Publicly listed equities and publicly listed derivatives will be included in Level 1. In addition, securities sold, but not yet purchased, and call options will be included in Level 1.
•	Level 2 — observable inputs such as for similar securities in active markets and quoted prices for identical securities in markets that are not active. In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments and various relationships between investments. Investments which are generally expected to be included in this category include corporate bonds and loans, convertible debt indexed to publicly listed securities and certain over-the-counter derivatives.
•	Level 3 — unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. The inputs into the determination of fair value require significant judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and we consider factors specific to the investment. We expect most of the investments that will be held in the investment portfolio to fall into Level 3 of the fair value hierarchy.

Valuation of Obligations under Participation Agreements

We have elected the fair value option under ASC Topic 825 — Financial Instruments relating to accounting for debt obligations at their fair value for obligations under participation agreements which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. We employ the yield approach valuation methodology used for the real-estate related loan investments on our obligations under participation agreements.

Federal Income Taxes

We have elected to be taxed for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our earnings and profits as determined for federal income tax purposes. To maintain our RIC tax treatment, we must, among other things, meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our ordinary net income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. We recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the statements of operations. For the years ended September 30, 2017, 2016 and 2015, we did not incur any interest or penalties.

Contractual Obligations

We have entered into certain contracts under which we have material future commitments. On April 20, 2015, we entered into the advisory agreement with our advisor in accordance with the 1940 Act. The advisory agreement became effective on June 24, 2015, the date that we met the minimum offering requirement. Our advisor serves as our investment adviser in accordance with the terms of the advisory agreement. Payments under the advisory agreement in each reporting period consist of (i) a base management fee equal to a percentage of the value of our average gross assets and (ii) an incentive fee based on our performance. Our advisor is also reimbursed for allocated administrative expenses incurred on our behalf. For the years ended September 30, 2017 and 2016, and for the period from our commencement of operations on June 24, 2015 through September 30, 2015, we incurred $1.2 million, $0.6 million, and $0.03 million in base management fee under the Investment Advisory Agreement, respectively. For the years ended September 30, 2017 and 2016, we accrued incentive fees on capital gains of $0.1 million and $0.03 million, respectively, based on net unrealized capital gains of $0.4 million and $0.1 million, respectively. As of September 30, 2017, we have not paid any incentive fees to our advisor. No incentive fees on capital gains are actually payable by us with respect to unrealized gains unless and until those gains are actually realized. There were no such fees for the year ended September 30, 2015. For the years ended September 30, 2017 and 2016, and for the period from our commencement of operations on June 24, 2015 through September 30, 2015, we incurred $0.5 million, $0.3 million and $0.02 million in allocated administrative expenses reimbursable to Terra Income Advisors, respectively.

On April 20, 2015, we entered into the dealer manager agreement with the dealer manager, an affiliate of our advisor, to serve as the dealer manager of our offering. The dealer manager is responsible for marketing our shares being offered pursuant to our offering. In this role, it will manage a group of selling dealers, including other unaffiliated broker-dealers who enter into selected dealer arrangements with the dealer manager. The dealer manager received selling commissions, dealer manager fees and broker-dealer fees of 6.0%, 3.0% and 1.0%, respectively, of gross proceeds from our offering, all or a portion of which could be re-allowed to selected broker-dealers for marketing and expenses.

On April 27, 2016, we adopted the amended dealer manager agreement. Under the terms of the amended dealer manager agreement, the dealer manager receives selling commissions, dealer manager fees and broker-dealer fees of 3.0%, 1.5% and up to 1%, respectively, of gross proceeds from our offering, all or a portion of which could be re-allowed to selected broker-dealers for marketing and expenses. In addition, the dealer manager received a transaction charge at an annual rate of 1.125% of gross offering proceeds, excluding shares sold through the distribution reinvestment plan, all or a portion of which could be re-allowed to selected broker-dealers for services performed in connection with the distribution of our shares. The transaction charge was payable annually with respect to each share sold in the primary offering on the first, second, third and fourth anniversaries of the month of purchase. In connection with the adoption of the amended dealer manager agreement on April 27, 2016, the dealer manager reimbursed us $1.3 million for selling commissions and dealer manager fees we paid related to the shares sold on and prior to February 20, 2016, the last stockholder admittance date prior to the adoption of the amended dealer manager agreement. The reimbursement amount would be paid back to the dealer manager on the first, second, third and fourth anniversaries of the months of purchase.

On September 30, 2017, we adopted the servicing plan and the second amended dealer manager agreement, which revised the terms of the servicing fee (which was previously referred to as a transaction charge). Pursuant to the servicing plan, the dealer manager receives a servicing fee at an annual rate of 1.125% of the most recently published NAV per share of our common stock, excluding shares sold through the distribution reinvestment plan, in exchange for providing certain administrative support services. With respect to each share sold, the servicing fee will be payable annually on the anniversary of the applicable month of purchase. The dealer manager, in its discretion, may re-allow a portion of such servicing fee to participating dealers for performing certain administrative support services. The servicing plan will remain in effect for so long as such continuance is approved quarterly by our board of directors, including a majority of our directors who are not “interested persons” as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the servicing plan or in any agreements entered into in connection therewith. In addition, our board of directors will review all payments made pursuant to the servicing plan at least quarterly. We will no longer incur the annual servicing fee upon the earlier of (i) the aggregate underwriting compensation from all sources, including selling commissions, dealer manager fees, broker-dealer fees, and servicing fees would exceed 10% of the gross proceeds in the offering, (ii) with respect to a specific share, the date that such share is redeemed or is no longer outstanding, and (iii) the date, if any, upon which a liquidity event occurs. In connection with the adoptions of the servicing plan and the second amended dealer manager agreement, we reduced the previously recorded transaction charges by $3.2 million.

For the years ended September 30, 2017, 2016 and 2015, we incurred $3.3 million, $3.6 million and $1.0 million of broker-dealer commissions and fees, respectively, and, of this amount, $2.3 million, $2.5 million, and $0.7 million were re-allowed to selected broker-dealers, respectively.

Certain of our loans provide for commitment to fund the borrower at a future date. As of September 30, 2017, we had two loans with total funding commitments of $12.3 million, of which we funded $7.7 million. We expect the remaining $4.6 million will be funded in the next fiscal year.

Off-Balance Sheet Arrangements

Other than contractual commitments and other legal contingencies incurred in the normal course of our business, we do not have any off-balance sheet financings or liabilities.

Recently Issued Accounting Standards

In May 2014, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update, or ASU, 2014-09, Revenue from Contracts with Customers (Topic 606), or ASU 2014-09. The core principle of the revenue model is that an entity recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for the goods or services. We will adopt this standard on January 1, 2018 using either the retrospective or cumulative effect transition method. We do not expect the adoption of ASU 2014-09 to have a material impact on our financial statements and disclosures.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, or ASU 2016-01. ASU 2016-01 retains many current requirements for the classification and measurement of financial instruments; however, it significantly revises an entity’s accounting related to (i) the classification and measurement of investments in equity securities and (ii) the presentation of certain fair value changes for financial liabilities measured at fair value. ASU 2016-01 also amends certain disclosure requirements associated with the fair value of financial instruments. This guidance is effective for annual and interim periods beginning after December 15, 2017, and early adoption is not permitted for public business entities. We are currently evaluating the impact these changes will have on our financial statements and disclosures.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), or ASU 2016-02. ASU 2016-02 outlines a new model for accounting by lessees, whereby their rights and obligations under substantially all leases, existing and new, would be capitalized and recorded on the balance sheet. For lessors, however, the accounting remains largely unchanged from the current model, with the distinction between operating and financing leases retained, but updated to align with certain changes to the lessee model and the new revenue recognition standard. The new standard also replaces existing sale-leaseback guidance with a new model applicable to both lessees and lessors. Additionally, the new standard requires extensive quantitative and qualitative disclosures. ASU 2016-02 is effective for U.S. GAAP public companies for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early application will be permitted for all entities. The new standard must be adopted using a modified retrospective transition of the new guidance and provides for certain practical expedients. Transition will require application of the new model at the beginning of the earliest comparative period presented. This ASU is not expected to have any impact on our financial statements as we do not have any lease arrangements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, a Consensus of the FASB’s Emerging Issues Task Force, or ASU 2016-15. ASU 2016-15 provides guidance on how certain transactions are classified in the statement of cash flows. ASU 2016-15 is effective for annual and interim periods beginning after December 15, 2017. The guidance requires application using a retrospective transition method. We are currently evaluating the impact these changes will have on our financial statements and disclosures.

In October 2016, the SEC adopted new rules and amended rules, or the “final rules,” intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. We adopted the Final Rules on August 1, 2017. The adoption did not have a material impact on our financial statements and disclosures.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, a Consensus of the FASB’s Emerging Issues Task Force, or ASU 2016-18. ASU 2016-18 requires that amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. ASU 2016-18 does not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for public business entities for annual and interim periods beginning after December 15, 2017. Early adoption is permitted, including adoption in an interim period, and should be applied using a retrospective transition method. We are currently evaluating the impact of this change will have on our financial statements and disclosures.

Quantitative and Qualitative Disclosures About Market Risk

We may be subject to financial market risks, including changes in interest rates. To the extent that we borrow money to make investments, our net investment income will be dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. In periods of rising interest rates, our cost of funds would increase, which may reduce our net investment income. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

As of September 30, 2017, we had one investment with a principal balance of $3.4 million that provides for interest income indexed to London Interbank Offered Rate, or LIBOR. A decrease or increase of 1% in LIBOR would decrease or increase, respectively, our annual interest income by $0.03 million.

We may hedge against interest rate and currency exchange rate fluctuations by using standard hedging instruments, such as futures, options and forward contracts, subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates. During the years ended September 30, 2017, 2016 and 2015, we did not engage in interest rate hedging activities.

In addition, we may have risks regarding portfolio valuation. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Valuation of Investments.”

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law, or MGCL, and on our charter and bylaws. This summary is not intended to be complete, and we refer you to the MGCL and our charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 500,000,000 shares of stock, par value $0.001 per share, of which 450,000,000 shares are classified as common stock and 50,000,000 shares are classified as preferred stock. There is currently no market for our common stock, and we do not expect that a market for our shares will develop in the foreseeable future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is a chart describing the classes of our securities outstanding as of December 1, 2017:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column (3)
Common Stock	450,000,000	—	8,051,434

Common Stock

Under the terms of our charter, except as may otherwise be specified in our charter, all shares of our common stock have equal rights as to voting and are duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In addition, shares of our common stock are not subject to any mandatory redemption rights by us. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Except as may otherwise be specified in our charter, each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, the holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock are able to elect all of our directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a majority of such shares are unable to elect any director.

Preferred Stock

Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more classes or series without stockholder approval. Our board of directors has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each class or series of preferred stock. The issuance of any preferred stock must be approved by a majority of our independent directors not otherwise interested in the transaction, who have access, at our expense, to our legal counsel or to independent legal counsel.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred stock and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains a provision, which eliminates directors’ and officers’ liability, subject to the limitations of Maryland law, the requirements of the 1940 Act and the additional limitations described below.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty; (ii) the director or officer actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter obligates us, subject to the limitations of Maryland law, the requirements of the 1940 Act and the additional limitations described below, to indemnify (i) any present or former director or officer; (ii) any individual who, while a director or officer and at our request, serves or has served another corporation, REIT, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee; or (iii) our advisor or any of its affiliates acting as an agent for us, from and against any claim or liability to which the person or entity may become subject or may incur by reason of their service in that capacity, and to pay or reimburse their reasonable expenses as incurred in advance of final disposition of a proceeding. In accordance with the 1940 Act, we will not indemnify any person for any liability to the extent that such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Notwithstanding the foregoing, and in accordance with guidelines adopted by the North American Securities Administrators Association, our charter prohibits us from holding harmless a director, an advisor or any affiliate of our advisor for any loss or liability suffered by us or indemnifying such person for any loss or liability by him, her or it unless each of the following conditions are met: (i) the party seeking indemnification has determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (ii) the party seeking indemnification was acting or performing services on our behalf; (iii) such liability or loss was not the result of (1) negligence or misconduct, in the case that the party seeking indemnification is our advisor, any of its affiliates or any of our officers, or (2) gross negligence or willful misconduct, in the case that the party seeking indemnification is a director (and not also an officer of ours, our advisor or its affiliates); and (iv) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our stockholders.

Our charter further provides that we may not provide indemnification to a director, our advisor or any affiliate of our advisor for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the party seeking indemnification; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to such party; or (iii) a court of competent jurisdiction approves a settlement of the claims against such party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which our securities were offered or sold as to indemnification for violations of securities laws.

Our charter provides that we may pay or reimburse reasonable legal expenses and other costs incurred by a director, our advisor or any affiliate of our advisor in advance of final disposition of a proceeding only if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on our behalf; (ii) such party provides us with written affirmation of his, her or its good faith belief that he, she or it has met the standard of conduct necessary for indemnification by us; (iii) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and (iv) such party provides us with a written agreement to repay the amount paid or reimbursed by us, together with the applicable legal rate of interest thereon, if it is ultimately determined that such party did not comply with the requisite standard of conduct and is not entitled to indemnification.

The advisory agreement provides that our advisor and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent are not entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by our advisor or such other person, nor may our advisor or such other person be held harmless for any loss or liability suffered by us, unless: (i) our advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (ii) our advisor or such other person was acting on behalf of or performing services for us; (iii) the liability or loss suffered was not the result of negligence or misconduct by our advisor or such other person acting as our agent; and (iv) the indemnification or agreement to hold our advisor or such other person harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The MGCL and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Election of Directors

As permitted by Maryland law, our directors are elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors is set by our board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. Our charter and bylaws provide that the number of directors may not be less than the minimum number required by the MGCL and our bylaws provide that the number of directors may not be more than 15. Except as may be provided by our board of directors in setting the terms of any class or series of preferred stock, and pursuant to an election in our charter as permitted by Maryland law, any and all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under the MGCL and our charter, our stockholders may remove a director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast generally in the election of directors.

Our board of directors consists of five members, three of whom are independent directors. Our charter provides that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Stockholders

The MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits the consent in lieu of a meeting to be less than unanimous, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to our board of directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our board of directors or (iii) by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to our board of directors at a special meeting may be made only (i) by or at the direction of our board of directors or (ii) provided that the special meeting has been called in accordance with the bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. In addition, our charter and bylaws provide that a special meeting of stockholders must be called by the secretary of the corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast on such matter at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, except as described in the next sentence, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an action that requires stockholder approval, including our dissolution, a merger or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, amendments to our charter to make our common stock a redeemable security or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company and amendments relating to the number, term and election of directors and the vote required for extraordinary actions must be approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our bylaws provide that our board of directors has the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Without the approval of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter:

•	our board may not amend the charter except for amendments that would not adversely affect the rights of our stockholders;
•	our advisor may not voluntarily withdraw as our advisor unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;
•	our board may not appoint a new advisor;
•	our board may not sell all or substantially all of our assets other than in the ordinary course of business or otherwise permitted by law; and
•	our board may not approve a merger or any similar reorganization of our company except as permitted by law.

No Appraisal Rights

In certain extraordinary transactions, the MGCL provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act defined and discussed below, as permitted by the MGCL, our charter provides that stockholders are not entitled to exercise appraisal rights unless our board of directors determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions — Appraisal and Compensation.”

Control Share Acquisitions

The Control Share Acquisition Act of the MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of stockholders entitled to cast two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (i) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (ii) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if our board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Tender Offers

Our charter provides that any tender offer made by any person, including any mini-tender offer, must comply with the provisions of Regulation 14D of the Exchange Act, including the notice and disclosure requirements. Among other things, the offeror must provide us notice of such tender offer at least ten business days before initiating the tender offer. Our charter also prohibits any stockholder from transferring shares of stock to a person who makes a tender offer which does not comply with such provisions unless such stockholder has first offered such shares of stock to us at the tender offer price in the non-compliant tender offer. In addition, the non-complying offeror will be responsible for all of our expenses in connection with that offeror’s noncompliance.

Restrictions on Roll-Up Transactions

In connection with a proposed roll-up transaction, which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of our company and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with our advisor or directors and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us. Our properties will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our properties as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of properties over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our stockholders. We will include a summary of the independent appraisal, indicating all material assumptions underlying the appraisal, in a report to the stockholders in connection with a proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to common stockholders who vote against the proposal a choice of:

•	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or
•	one of the following:
º	remaining stockholders and preserving their interests in us on the same terms and conditions as existed previously; or
º	receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction:

•	which would result in common stockholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in our charter, including rights with respect to the election and removal of directors, annual and special meetings, amendment of the charter and our dissolution;
•	which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;
•	in which our common stockholders’ rights to access of records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in our charter; or
•	in which we would bear any of the costs of the roll-up transaction if our common stockholders reject the roll-up transaction.

Business Combinations

Under the Business Combination Act of the MGCL, certain business combinations between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding stock of the corporation.

A person is not an interested stockholder under this statute if our board of directors approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, our board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by our board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	Two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by our board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Subtitle 8 of Title 3 of the MGCL permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:

•	a classified board,
•	a two-thirds vote requirement for removing a director,
•	a requirement that the number of directors be fixed only by vote of the directors,

•	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and
•	a majority requirement for the calling of a special meeting of stockholders.

Through provisions in our charter and bylaws unrelated to Subtitle 8, we already have a classified board and vest in the board the exclusive power to fix the number of directors. Pursuant to Subtitle 8, we have elected that, except as may be provided by our board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, including the rules and regulations promulgated thereunder, the applicable provision of the 1940 Act will control.

Reports to Stockholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record and to the state securities administrator in each state in which we offer or sell securities. In addition, we will distribute our annual report on Form 10-K to all stockholders and to the state securities administrator in each state in which we offer or sell securities within 120 days after the end of each calendar year. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. These reports will also be available on our website at www.terrafund6.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus or the registration statement of which this prospectus is a part, unless the prospectus or the registration statement is specifically amended or supplemented to include such reports.

On a quarterly basis, we will send information to all stockholders of record regarding the sources of distributions paid to our stockholders in such quarter.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as online charges. Documents will be available on our affiliated website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as a capital asset (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or non-U.S., state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A U.S. stockholder is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual treated as a resident of the United States for U.S. federal income tax purposes;
•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;
•	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership, including an entity treated as a partnership for U.S. federal income tax purposes.

If a partnership, including an entity treated as a partnership for U.S. federal income tax purposes, holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated, and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and non-U.S. tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Qualification and Taxation as a Regulated Investment Company

We elected to be treated as a RIC under Subchapter M of the Code for our taxable year ended September 30, 2015, the taxable year in which we commenced operations, and intend to qualify to be so taxed annually thereafter.

As an a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute (or are deemed to distribute) to our stockholders from our earnings and profits, as determined for federal income tax purposes, as we will be entitled to a dividends-paid deduction for dividends distributed to our stockholders. We will be taxed, however, on any income that we do not distribute. In addition, if, for any calendar year, we do not distribute in a timely manner an amount at least equal to the sum of (i) 98% of our net ordinary income for the calendar year; (ii) 98.2% of our capital gain net income for the one-year period ending on October 31 of such calendar year; and (iii) any net ordinary income and net capital gains for the preceding year that were not distributed during such year and on which we paid no federal income tax, we will be subject to a nondeductible 4% excise tax on such shortfall. We generally intend to make sufficient distributions for each taxable year to avoid imposition of any U.S. federal income or excise tax on our earnings.

In order to maintain our qualification as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or securities or foreign currencies, net income from certain qualified publicly traded partnerships, and other income derived with respect to our business of investing in such stock or securities or foreign currencies;
•	diversify our holdings so that at the end of each quarter of each taxable year:
º	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer (which for these purposes includes the equity securities of a qualified publicly traded partnership); and
º	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of one or more qualified publicly traded partnerships; and
•	distribute dividends to our stockholders, for each taxable year, equal to at least 90% of our investment company taxable income, which is generally our net ordinary income plus the excess, if any, of our realized net short-term capital gains over realized net long-term capital losses.

If we acquire an interest in an entity that is treated as a partnership for U.S. federal income tax purposes (other than a qualified publicly traded partnership), we generally must include the items of gross income derived by the partnership for purposes of the 90% gross income requirement, and such items will be treated as qualifying income for purposes of the 90% gross income requirement only to the extent that such income would have been qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by a partnership (other than a qualified publicly traded partnership) in which we are a partner for purposes of the asset diversification requirements.

We may make certain preferred equity investments that are structured as acquisitions of equity interests in partnerships or limited liability companies. If such investments are properly classified as loans for federal income tax purposes, the income will be qualifying income for purposes of the RIC income test, and the investment may be a good asset for purposes of the 50% RIC asset test. If such investments were treated as equity interests in partnerships for federal income tax purposes, the income would not be qualifying income, the investment would not be a good asset and we may fail to maintain our qualification to be taxed as a RIC.

In order to meet the 90% gross income requirement, we may establish one or more special-purpose corporations to hold assets that generate non-qualifying income. Any such special-purpose corporation generally would be subject to U.S. federal income tax.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year.

We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Under the Tax Cuts and Jobs Act, we generally will be required to take certain amounts in income no later than the time such amounts are reflected on certain financial statements. The application of this rule may require the accrual of income with respect to our debt instruments, such as original issue discount or market discount, earlier than would be the case under the general tax rules, although the precise application of this rule is unclear at this time. This rule generally will be effective for tax years beginning after December 31, 2017 or, for debt instruments issued with original issue discount, for tax years beginning after December 31, 2018.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to maintain our qualification for RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times, potentially at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to maintain our qualification for RIC tax treatment and thus become subject to corporate-level income tax.

For purposes of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of our dividends-paid deduction for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by us and received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain asset coverage tests are met. See “Regulation — Indebtedness and Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (i) the illiquid nature of our portfolio or (ii) other requirements relating to our status as a RIC, including the asset diversification tests. If we dispose of assets in order to make distributions to our stockholders, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the RIC qualifications for any year and are not able to maintain RIC status under certain reasonable cause exceptions, we would be subject to tax on our taxable income at regular corporate income tax rates and would not be entitled to deduct dividends paid to our stockholders. To requalify to be treated as a RIC, we would be required to distribute to our stockholders our accumulated earnings and profits from non-RIC years, and pay an additional interest charge on 50% of such non-RIC earnings and profits. In addition, if we lost our RIC qualification for more than two taxable years, we would either have to recognize and pay tax on any net built-in gains in our assets upon recommencement of RIC status or pay tax on built-in gains of assets disposed of in the 10-year period following recommencement of our RIC status.

The remainder of this discussion assumes that we will qualify as a RIC for each of our taxable years.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be treated as qualified dividends that are eligible for a maximum tax rate of 20%. In this regard, we do not anticipate that any significant portion of distributions we pay will be qualified dividends. Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as capital gain dividends will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Dividends distributed by us generally will not be eligible for the dividends-received deduction in the case of corporate U.S. stockholders or the preferential rates applicable to qualified dividends in the case of other U.S. stockholders.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains and designate, within 60 days after the close of the relevant taxable year, the retained amount as a deemed distribution. Among other consequences, we would pay tax on the retained amount, each U.S. stockholder would be required to include such stockholder’s proportionate share of the deemed distribution in income, and the U.S. stockholder would be entitled to claim a credit against such shareholder’s federal income tax liability equal to such shareholder’s allocable share of the tax paid by us on the retained long-term capital gains. If the credit were to exceed a U.S. stockholder’s federal income tax liability, such excess would be refunded to the U.S. stockholder (if such stockholder filed a proper claim for refund). The excess of the amount of the deemed distribution taken into account by the U.S. stockholder over the amount of tax deemed paid by such stockholder would increase the stockholder’s basis in our stock.

Any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held such shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the corporate income tax rates also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their net investment income, which generally includes dividends and capital gains from sales of stock.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the 20% maximum rate).

Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax, or backup withholding, from all distributions to any non-corporate U.S. stockholder (i) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions to a Non-U.S. stockholder of our investment company taxable income that is not effectively connected with a U.S. trade or business conducted by such Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies.

Withholding is not required on distributions to Non-U.S. stockholders attributable to certain interest income and short-term capital gains which generally would be free of withholding if paid to Non-U.S. stockholders directly. No withholding is required, and the distributions generally are not subject to federal income tax, if (i) the distributions are properly designated in a notice timely delivered to our stockholders as interest-related dividends or short-term capital gain dividends, (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business conducted by the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional branch profits tax at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Distributions of our investment company taxable income and net capital gain (including deemed distributions) to a Non-U.S. stockholder, and gains recognized by a Non-U.S. Stockholder upon the sale of our common stock, that are effectively connected with a U.S. trade or business conducted by the Non-U.S. stockholder must be reported on U.S. federal income tax returns and will be subject to U.S. federal income tax at regular U.S. federal income tax rates applicable to U.S. Stockholders. A corporate Non-U.S. stockholder with effectively connected income may also be subject to an additional branch profits tax at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. stockholder who is a nonresident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or any new form required by the IRS or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Withholding at a rate of 30% is required on dividends in respect of, and after December 31, 2018, withholding at a rate of 30% will be required on gross proceeds from the sale of, shares of our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury (unless alternative procedures apply pursuant to an applicable intergovernmental agreement between the United States and the relevant foreign government) to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons. Accordingly, the entity through which our shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and after December 31, 2018, gross proceeds from the sale of, our shares held by an investor that is a passive non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any substantial U.S. owners or (ii) provides certain information regarding the entity’s substantial U.S. owners, which we will in turn provide to the IRS. Non-U.S. shareholders are encouraged to consult with their tax advisors regarding the possible implications of these rules on their investment in our common stock. Stockholders may be requested to provide additional information to us to enable us to determine whether withholding is required.

Special rules apply to distributions that are attributable to gains from dispositions of United States real property interests, as defined in the Code. We do not expect to invest in United States real property interests.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and non-U.S. tax consequences of an investment in the shares.

Failure to Maintain Qualification as a RIC

If we were unable to maintain our qualification for treatment as a RIC, taking into account reasonable cause exceptions for failures to satisfy the source of income and asset diversification requirements, we would be subject to tax on all of our taxable income, which would not be reduced by dividends-paid deductions, at regular corporate income tax rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and no portion of our distributions would be treated as capital gains dividends, although our dividends could be eligible for the preferential rates for qualified dividends in the case of non-corporate U.S. stockholders or for the dividends-received deduction in the case of corporate U.S. stockholders. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including investment advisers or sub-advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than interested persons, as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such company present at a meeting if the holders of more than 50% of the company’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such company.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:
a.	is organized under the laws of, and has its principal place of business in, the United States;
b.	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
c.	satisfies any of the following:
i.	does not have any class of securities that is traded on a national securities exchange;
ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
iii.	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company;
iv.	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or
v.	meets such other criteria as may be established by the SEC.
2.	Securities of any eligible portfolio company that we control (as such term is defined in the 1940 Act).
3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

In addition, a BDC must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in the types of securities in eligible portfolio companies, or in other securities that are consistent with its purpose as a BDC.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Our advisor or its affiliates may provide such managerial assistance on our behalf to portfolio companies that request this assistance, recognizing that our involvement with each investment will vary based on factors including the size of the company, the nature of our investment, the company’s overall stage of development and our relative position in the capital structure. We may receive fees for these services.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the asset diversification requirements in order to maintain our qualification as a RIC for U.S. income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Indebtedness and Senior Securities

As a BDC, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must generally make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or stock unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors — Risks Related to Debt Financing” and “Risk Factors — Risks Related to Business Development Companies.”

Common Stock

We will generally not be able to issue and sell our common stock at a price per share, after deducting selling commissions, broker-dealer fees and dealer manager fees, that is below our NAV per share. See “Risk Factors — Risk Related to Business Development Companies — Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current NAV of our common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities, less any distributing commission or discount. We may generally issue new shares of our common stock at a price below NAV per share in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances, subject to applicable requirements of the 1940 Act.

Co-Investments

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we generally are not permitted to co-invest with certain entities affiliated with our advisor in transactions originated by it or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside our advisor or its affiliates in accordance with existing regulatory guidance and the allocation policies of our advisor and its affiliates, as applicable. We are, however, permitted to, and may, co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. The SEC has granted us exemptive relief permitting us, subject to satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our Co-Investment Affiliates. However, we will be prohibited from engaging in certain transactions with our affiliates even under the terms of this exemptive order. We believe the relief granted to us under this exemptive order may not only enhance our ability to further our investment objectives and strategies, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our Co-Investment Affiliates, than would be available to us in the absence of such relief.

Code of Ethics

As required by the 1940 Act, we and our advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that, among other things, establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.

Compliance Policies and Procedures

As a BDC, we and our advisor have each adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer and the chief compliance officer of our advisor are responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our advisor. The proxy voting policies and procedures of our advisor are set forth below. The guidelines are reviewed periodically by our advisor and our disinterested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we” “our” and “us” refers to our advisor.

Proxy Policies

As an investment advisor registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended by comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

We vote proxies relating to our portfolio securities in the best interests of our clients’ stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our client’s investments. To ensure that our vote is not the product of a conflict of interest, we require that (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how our advisor voted proxies with respect to our portfolio securities by making a written request for proxy voting information to our Chief Compliance Officer, Michael S. Cardello.

Other

As a BDC, we will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and
•	pursuant to Rule 13a-15 of the Exchange Act, beginning with our fiscal year ending September 30, 2017, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and take actions necessary to ensure that we are in compliance therewith. In addition, we intend to voluntarily comply with Section 404(b) of the Sarbanes-Oxley Act, and will engage our independent registered public accounting firm to audit our internal control over financial reporting.

PLAN OF DISTRIBUTION

General

This is a continuous public offering of up to $1,000,000,000 in shares of our common stock as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement, of which this prospectus is a part, that are subject to SEC review to allow us to continue this offering for at least two years from the initial effective date of the registration statement unless extended. On April 20, 2017, our board of directors extended the term of our offering by an additional year. This offering is expected to terminate on April 20, 2018, unless extended by our board of directors as permitted under applicable law and regulations. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 of our shares.

We are offering our shares on a continuous basis at a current offering price of $10.90 per share; however, to the extent that our NAV increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deducting selling commissions, broker-dealer fees and dealer manager fees, that is below our NAV per share. Once we have raised gross offering proceeds in excess of $125 million, or prior to then in the sole discretion of our board of directors, in the event of a material decline in our NAV per share, which we consider to be a 2.5% decrease below our then-current net offering price, we will reduce our offering price in order to establish a new net offering price that is not more than 2.5% above our NAV per share. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.terrafund6.com.

How to Subscribe

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount and pay such amount at the time of subscription. Next, you should deliver a check for the full purchase price of the shares of our common stock being subscribed for, along with the completed subscription agreement, to your broker or registered investment adviser, as applicable. You should make your check payable to “UMB Bank, N.A. as agent for Terra Income Fund 6, Inc.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be made in increments of $500, except for purchases made pursuant to our distribution reinvestment plan (which may be for the amount of the distribution).

We will accept subscriptions twice each month: (i) on the first business day following the 15th day of each month and (ii) on the last business day of each month. In addition, our board of directors may determine to schedule additional or alternative closing dates for the acceptance of subscriptions, in its discretion and consistent with the requirements of the 1940 Act. Shares issued pursuant to our distribution reinvestment plan typically will be issued on the same date that we make our cash distributions. In addition, in months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold the first of our two semi-monthly closings for the sale of shares in this offering.

Subscriptions will be effective only upon our acceptance and we reserve the right to reject any subscription in whole or in part. Subscriptions generally will be accepted or rejected within 15 days of receipt by us and, if rejected, all funds (without interest) will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive a final prospectus. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit.

An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

Investors whose subscriptions are accepted will be admitted as stockholders on the day upon which their subscriptions are accepted. This offering will terminate at the time all shares being offered pursuant to this prospectus have been sold or the offering is terminated prior thereto and the unsold shares are withdrawn from registration, unless we announce an extension of the offering in a supplement or amendment to this prospectus. We reserve the right to terminate this offering for any reason at any time.

About the Dealer Manager

The dealer manager is Terra Capital Markets, an affiliate of our advisor and our sponsor. The dealer manager was formed in 2002 and is registered as a broker-dealer with the SEC and a FINRA member firm. The dealer manager receives compensation for services relating to this offering and provides certain sales, promotional and marketing services to us in connection with the distribution of the shares of common stock offered pursuant to this prospectus. For additional information about the dealer manager, including information related to its affiliation with us and our advisor, see “Certain Relationships and Related Party Transactions.”

Compensation of Dealer Manager and Selected Broker-Dealers

On April 20, 2015, we entered into the dealer manager agreement, by and among us, our advisor and the dealer manager, an affiliate of our advisor and our sponsor, to serve as the dealer manager of the offering. The dealer manager is responsible for marketing our shares being offered pursuant to the offering. Under the terms of the dealer manager agreement, the dealer manager received selling commissions of 6% of gross proceeds from the offering, dealer manager fees of 3% of gross proceeds from the offering and broker-dealer fees of 1% of gross proceeds from the offering for reimbursement of marketing and expenses in connection with the sale of shares of our common stock in the offering, all or a portion of which could be re-allowed to selected broker-dealers for marketing and expenses.

On April 19, 2016, our board of directors approved the amended dealer manager agreement. Under the terms of the amended dealer manager agreement, and except as provided below, the dealer manager received selling commissions of 3% of gross proceeds from the offering and broker-dealer fees of up to 1% of gross proceeds from the offering for reimbursement of marketing and expenses in connection with the sale of shares of our common stock in the offering. The dealer manager also received a dealer manager fee of 1.5% of the gross offering proceeds as compensation for acting as the dealer manager.

In addition, the dealer manager received a transaction charge at an annual rate of 1.125% of gross offering proceeds, excluding shares sold through the distribution reinvestment plan. The transaction charge was payable annually with respect to each share sold in the primary offering on the first, second, third and fourth anniversaries of the month of purchase. On September 30, 2017, our board of directors approved the servicing plan and the second amended dealer manager agreement, which revised the terms of the servicing fee (which was previously referred to as a transaction charge). Pursuant to the servicing plan, the dealer manager receives a servicing fee at an annual rate of 1.125% of the most recently published NAV per share of our common stock, excluding shares sold through our distribution reinvestment plan, in exchange for providing certain administrative support services. With respect to each share sold, the servicing fee will be payable annually on the anniversary of the applicable month of purchase. The dealer manager, in its discretion, may re-allow a portion of such servicing fee to participating dealers for performing certain administrative support services. The servicing fee is recorded as expense on the statements of operations in the period in which it incurred. In connection with the adoptions of the second amended dealer manager agreement and the servicing plan, we reduced the previously recorded transaction charges and as of September 30, 2017, there was no transaction charge payable outstanding and we had not recorded any servicing fees. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Contractual Obligations.”

FINRA Rule 2310 provides that the maximum underwriting compensation payable from any source to FINRA members participating in an offering may not exceed 10% of gross offering proceeds. Payments to FINRA members made in connection with the servicing fee will be considered underwriting compensation for purposes of Rule 2310. We will cease paying the servicing fee with respect to shares outstanding upon the earlier of (i) the dealer manager advising us that aggregate underwriting compensation from whatever source (determined in accordance with applicable FINRA rules), including selling commissions, dealer manager fees, broker-dealer fees and servicing fees, would exceed 10% of the gross offering proceeds, (ii) the date that a share is redeemed or is no longer outstanding and (iii) the date, if any, upon which a liquidity event occurs. The dealer manager will not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our shares, except to a registered broker-dealer.

The dealer manager has authorized, and may authorize in the future, other broker-dealers that are members of FINRA, which we refer to as selected broker-dealers, to sell our shares. The dealer manager may re-allow to any selected broker-dealer up to the full amount of the selling commissions and broker-dealer fees, and a portion of the servicing fees described above. In addition, the dealer manager may re-allow in special cases up to an additional 1.5% of the gross offering proceeds attributable to that selected broker-dealer from its dealer manager fee as a marketing fee. The dealer manager expects that any decision to re-allow a marketing fee would be based on the selected broker-dealers providing services that are in addition to the services described above related to the 1% broker-dealer fees. The marketing fee paid to selected broker-dealers would be paid by the dealer manager out of its dealer manager fee. In addition to selling commissions and marketing fees, and subject to the limits described below, we may reimburse the dealer manager for reimbursements it may make to broker-dealers for bona fide due diligence expenses supported by a detailed and itemized invoice.

In addition, we may also reimburse costs of:

•	travel and entertainment expenses;
•	compensation of the dealer manager’s employees in connection with wholesaling activities;
•	expenses incurred in coordinating broker-dealer seminars and meetings;
•	wholesaling expense reimbursements paid by the dealer manager or its affiliates to other entities;
•	the national and regional sales conferences of selected broker-dealers;
•	training and education meetings for registered representatives of selected broker-dealers (primarily the travel, meal and lodging costs of registered representatives of selected broker-dealers); and
•	permissible forms of non-cash compensation to registered representatives of selected broker dealers, such as logo apparel items and gifts that do not exceed an aggregate value of $100 per annum per registered representative and that are not pre-conditioned on achievement of a sales target (including, but not limited to, seasonal gifts).

The dealer manager may also reimburse certain of our selected broker-dealers for their technology costs.

However, we will not pay any of the foregoing costs to the extent that such payment would cause total underwriting compensation to exceed 10% of the gross proceeds of our primary offering, as required by the rules of FINRA. The dealer manager will reimburse us for any underwriting compensation in excess of FINRA’s 10% underwriting compensation limit in the event the offering is abruptly terminated before reaching the maximum offering amount.

We may also sell shares at a discount to the primary offering price through the following distribution channels in the event that the investor:

•	pays a broker a single fee, (e.g., a percentage of assets under management) for investment advisory and broker services, which is frequently referred to as a wrap fee;
•	has engaged the services of a registered investment adviser with whom the investor has agreed to pay compensation for investment advisory services or other financial or investment advice (other than a registered investment adviser that is also registered as a broker-dealer who does not have a fixed or wrap fee feature or other asset fee arrangement with the investor); or
•	is investing through a bank acting as trustee or fiduciary.

If an investor purchases shares through one of these channels in our primary offering, we will sell the shares at $10.30 per share, reflecting that the aggregate of selling commissions of up to 3%, dealer manager fees of up to 1.5% and broker-dealer fees of up to 1% will not be paid in connection with such purchase. Such reduction would be credited in the form of the issuance of additional shares. We will receive the same net proceeds for sales of shares through these channels. Neither the dealer manager nor its affiliates will compensate any person engaged as a financial advisor by a potential investor as an inducement for such financial advisor to advise favorably for an investment in us.

The table below sets forth the nature and estimated amount of all items viewed as underwriting compensation by FINRA, assuming we sell all of the shares offered hereby. To show the maximum amount of dealer manager and selected broker-dealer compensation that we may pay in this offering, this table assumes that all shares are sold through distribution channels associated with the highest possible selling commissions, broker-dealer fees, dealer manager fees and servicing fees.

Dealer Manager and Selected Broker-Dealer Compensation

Selling commissions (maximum)	$30,000,000
Broker-dealer fee (maximum)	$10,000,000
Dealer manager fee (maximum)	$15,000,000
Servicing fee (maximum)	$45,000,000
Total	$100,000,000

Subject to the cap on organization and offering expenses described below, we will also reimburse the dealer manager for reimbursements it may make to broker-dealers for bona fide due diligence expenses presented on detailed and itemized invoices.

Under the rules of FINRA, total underwriting compensation in this offering, including selling commissions, broker-dealer fees, the dealer manager fees and servicing fees (excluding reimbursement for accountable bona fide invoiced due diligence expenses), may not exceed 10% of our gross proceeds from our primary offering. In addition to the limits on underwriting compensation, FINRA and many states also limit our total organization and offering expenses to 15% of gross offering proceeds. After the termination of the primary offering, our advisor has agreed to reimburse us to the extent the organization and offering expenses incurred by us exceed 1.5% of our gross proceeds from the applicable offering; as a result, our advisor will bear all organization and offering expenses in excess of 1.5% of the gross proceeds from this offering. However, we expect our total organization and offering expenses to be approximately 1.5% of our gross offering proceeds, assuming we raise the maximum offering amount.

To the extent permitted by law and our charter, we will indemnify the selected broker-dealers and the dealer manager against some civil liabilities, including certain liabilities under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the amended dealer manager agreement.

Our shares may also be sold by our officers and directors and the officers and directors of our advisor without receiving any selling commission, broker-dealer fee or dealer manager fee, in those states where they are licensed to do so or are exempt from licensing. All offers and sales of shares by our officers and directors and those of our advisor will be made under the safe harbor from broker-dealer registration provided by Rule 3a4-1 under the Exchange Act.

Special Discounts

Our officers and directors and their family members, as well as officers and employees of our advisor and our advisor’s affiliates and their family members, at their option, also may purchase the shares offered hereby in our primary offering at a discount from the public offering price, in which case they have advised us that they would expect to hold such shares as stockholders for investment and not for distribution. For purposes of this discount, we consider a family member to be a spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law. In addition, if approved by our board of directors, certain of our joint venture partners, consultants and other service providers may purchase the shares offered hereby in our primary offering at a discount from the public offering price. We will sell such shares at a 5.5% discount, at $10.30 per share, reflecting that selling commissions, dealer manager fees and broker-dealer fees will not be paid in connection with such sales. Such reduction would be credited in the form of the issuance of additional shares. The net proceeds to us from such sales made net of commissions will be substantially the same as the net proceeds we receive from other sales of shares.

We may sell shares to selected broker-dealers, their retirement plans, their representatives and the family members as described above, IRAs and qualified plans of their representatives at a purchase price of $10.30 per share, reflecting that selling commissions, dealer manager fees and broker-dealer fees in the amount of $0.60 per share will not be payable in consideration of the services rendered by such broker-dealers and representatives in the offering. Such reduction would be credited in the form of the issuance of additional shares. The net proceeds to us from the sales of these shares will be substantially the same as the net proceeds we receive from other sales of shares.

In connection with sales of $500,000 or more to a “qualifying purchaser,” as defined below, whether in a single purchase or as a result of multiple purchases, a selected broker-dealer may offer such qualifying purchaser a volume discount by reducing the amount of its selling commissions and broker-dealer fees. Such reduction would be credited to the qualifying purchaser in the form of the issuance of additional shares. To qualify for a volume discount as a result of multiple purchases of our shares, you must use the same selected broker-dealer and you must mark the “Additional Investment” section of the subscription agreement. We are not responsible for failing to combine purchases if you fail to mark the “Additional Investment” space. Once you qualify for a volume discount, you will be eligible to receive the benefit of such discount for subsequent purchases of shares in our offering through the same selected broker-dealer.

Assuming a public offering price of $10.90 per share, the following table illustrates the various discount levels that may be offered to qualifying purchasers by selected broker-dealers for shares purchased:

Dollar Volume Purchase	Purchase Price per Share to Investor(1)	Selling Commission and Broker-Dealer Fee Percentage
Less than $500,000	$10.9000	4.0%
$500,000 – $1,000,000	$10.8455	3.5%
$1,000,001 – $2,000,000	$10.7910	3.0%
$2,000,001 – $3,000,000	$10.7365	2.5%
$3,000,001 – $5,000,000	$10.6820	2.0%
Over $5,000,000	$10.6275	1.5%

(1)	Assumes a $10.90 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

For example, if you purchase $1,090,000 in shares of our common stock, the selling commission and broker-dealer fee on such shares would result in a weighted average purchase price of approximately $10.87 per share, as shown below:

•	$500,000 at $10.90 per share (total: 45,871.56 shares) and a 4% commission and broker-dealer fee;
•	$500,000 at $10.8455 per share (total: 46,102.07 shares) and a 3.5% commission and broker-dealer fee; and
•	$90,000 at $10.7910 per share (total: 8,340.28 shares) and a 3% commission and broker-dealer fee.

Accordingly, you would receive 100,313.91 shares as opposed to 100,000 shares, the number of shares you would have purchased for $1,090,000 at $10.90 per share if there were no volume discounts. The net proceeds to us will not be affected by volume discounts.

If you qualify for a particular volume discount as the result of multiple purchases of our shares, you will receive the benefit of the applicable volume discount for the individual purchase which qualified you for the volume discount, but you will not be entitled to the benefit for prior purchases. Additionally, once you qualify for a volume discount, you will receive the benefit for subsequent purchases of our shares.

Subscriptions may be combined for the purpose of determining the volume discount level in the case of subscriptions made by any “qualifying purchaser,” as defined below, provided all such shares are purchased through the same broker-dealer. Any such reduction in the selling commission and broker-dealer fee would be prorated among the separate investors. The term qualifying purchaser includes:

•	an individual, his or her spouse and members of their immediate families who purchase the shares for his, her or their own accounts;
•	a corporation, partnership, association, joint stock company, trust fund or any organized group of persons, whether incorporated or not;
•	an employees’ trust, pension, profit sharing or other employee benefit plan qualified under Section 401(a) of the Code; and
•	all commingled trust funds maintained by a given bank.

In the event a person wishes to have his or her order combined with others as a single purchaser, that person must request such treatment in writing at the time of subscription setting forth the basis for the discount and identifying the orders to be combined. Any request will be subject to our verification that the orders to be combined are made by a single purchaser. If the subscription agreements for the combined orders of a single purchaser are submitted at the same time, then the commissions payable and discounted share price will be allocated pro rata among the combined orders on the basis of the respective amounts being combined. Otherwise, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.

Regardless of any reduction in commissions for any reason, any other fees based upon gross proceeds of the offering will be calculated as though the purchaser paid $10.90 per share. An investor qualifying for a discount will receive a higher percentage return on his or her investment than investors who do not qualify for such discount. Please note that although you will be permitted to participate in the distribution reinvestment plan, if you qualify for the discounts and fee waivers described above, you may be able to receive a lower price on subsequent purchases in this offering than you would receive if you participate in our distribution reinvestment plan and have your distributions reinvested at the price offered thereunder.

Transfer on Death Designation

You have the option of placing a transfer on death, or TOD, designation on your shares purchased in this offering. A TOD designation transfers ownership of your shares to your designated beneficiary upon your death. This designation may be made only by individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. However, this option is not available to residents of the states of Louisiana. If you would like to place a TOD designation on your shares, you must complete and return the transfer on death form available upon request to us in order to effect the designation.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of this prospectus, as supplemented. We will file all supplemental sales material with the SEC prior to distributing such material. The supplemental sales material will not contain all of the information material to an investment decision and should only be reviewed after reading this prospectus. The sales material expected to be used in permitted jurisdictions includes:

•	investor sales promotion brochures;
•	cover letters transmitting this prospectus;
•	brochures containing a summary description of this offering;
•	fact sheets describing the general nature of our company and our investment objectives;
•	asset flyers describing our recent investments;
•	broker updates;
•	online investor presentations;
•	third-party article reprints;
•	website material;

•	electronic media presentations; and
•	client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by our advisor or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares in this offering only by means of this prospectus, as the same may be supplemented and amended from time to time. Although the information contained in our supplemental sales materials is not expected to conflict with any of the information contained in this prospectus, as amended or supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

SUITABILITY STANDARDS

The following are our suitability standards for investors which are required by the Omnibus Guidelines Statement of Policy in connection with our continuous offering of shares of common stock pursuant to this prospectus.

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for our shares, which means that it may be difficult for stockholders to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000 or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor: (i) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of (1) the fundamental risks of the investment, (2) the risk that such investor may lose his or her entire investment, (3) the lack of liquidity of the shares, (4) the background and qualifications of our advisor and (5) the tax consequences of the investment.

We will not sell shares to investors residing in the states listed below unless they meet special suitability standards:

Alabama — In addition to the suitability standards above, this investment will only be sold to Alabama residents that represent they have a liquid net worth of at least ten times their investment in this program and its affiliates.

California — In addition to the suitability standards noted above, a California investor’s total investment in us shall not exceed 10% of his or her net worth.

Idaho — Each investor who resides in the state of Idaho must have either (i) an annual income of $85,000 and a net worth of $85,000 or (ii) a liquid net worth of $300,000. Additionally, an Idaho investor’s investment in us and any affiliated non-traded business development companies shall not exceed 10% of his or her liquid net worth. For these purposes, liquid net worth is the portion of an investor’s net worth that is cash, cash equivalents and readily marketable securities.

Iowa — In addition to the suitability standards above, Iowa requires that each Iowa investor limit his or her investment in non-traded business development companies, including his or her investment in our common shares and in our affiliates, to a maximum of 10% of his or her liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities, as determined in conformity with generally acceptable accounting principles applicable in the United States.

Kansas — In addition to the suitability standards above, it is recommended by the Office of the Securities Commissioner that Kansas investors limit their aggregate investment in the securities of the issuer and other non-traded business development companies to not more than 10% of their liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities, as determined in conformity with generally acceptable accounting principles applicable in the United States.

Kentucky — In addition to the suitability standards above, no Kentucky investor shall invest, in the aggregate, more than 10% of his or her liquid net worth in our shares or in the shares of our non-publicly traded business development company affiliates.

Maine — In addition to the suitability standards above, the Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar non-traded business development companies not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts — In addition to the suitability standards above, Massachusetts investors may not invest over 10% of their liquid net worth in this offering and in other illiquid direct participation programs.

New Jersey — New Jersey investors must have either (i) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000 or (ii) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates and other non-publicly traded direct investment programs (including real estate investment trusts, business development programs, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.

New Mexico — In addition to the general suitability standards listed above, a New Mexico investor may not invest more than 10% of his or her liquid net worth in our common shares, in our affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

North Dakota — In addition to the suitability standards relating to net income and net worth, North Dakota investors must represent that they have a net worth of at least ten times their investment in us.

Ohio — In addition to the suitability standards above, the state of Ohio requires that each Ohio investor limit his or her investment in our shares of common stock, in our affiliates and in other non-traded business development companies to not more than 10% of his or her liquid net worth. Liquid net worth is that portion of an investor’s net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Oklahoma — In addition to the suitability standards above, purchases of our common shares by Oklahoma investors should not exceed 10% of their net worth (not including home, home furnishings and automobiles).

Oregon — In addition to the suitability standards above, the state of Oregon requires that each Oregon investor limit his or her investment in in us and our affiliates to a maximum of 10% of his or her net worth.

Tennessee — In addition to meeting the general suitability standards stated above, Tennessee investors may not invest more than ten percent (10%) of their liquid net worth (exclusive of home, home furnishings and automobiles) in this offering or any follow-on offering of this offering. In addition, it is recommended that a Tennessee investor’s aggregate investment in this offering and in similar direct participation program investments not exceed 10% of his or her net worth (exclusive of home, home furnishings and automobiles).

The minimum purchase amount is $5,000 in shares of our common stock. To satisfy the minimum purchase requirements for retirement plans, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts, or IRAs, provided that each such contribution is made in increments of $500. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code.

If you have satisfied the applicable minimum purchase requirement, any additional purchase must be in amounts of at least $500. The investment minimum for subsequent purchases does not apply to shares purchased pursuant to our distribution reinvestment plan.

In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the shares of our common stock or by the beneficiary of the account. These suitability standards are intended to help ensure that, given the long-term nature of an investment in shares of our common stock, our investment objectives and the relative illiquidity of our common stock, shares of our common stock are an appropriate investment for those of you who become stockholders. Our sponsor, through its affiliate, Terra Capital Markets, the dealer manager for this offering, and the selected broker-dealers selling shares on our behalf must make every reasonable effort to determine that the purchase of shares of our common stock is a suitable and appropriate investment for each prospective stockholder based on information provided by the prospective stockholder in the subscription agreement regarding the prospective stockholder’s financial situation and investment objectives. Each selected broker-dealer is required to maintain for six years records of the information used to determine that an investment in shares of our common stock is suitable and appropriate for a prospective stockholder.

In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

LIQUIDITY STRATEGY

As a public, non-listed investment vehicle, our shares are not listed on a national securities exchange. We do not intend to list our shares on a national securities exchange and do not expect a public market to develop for them in the foreseeable future. We believe that a non-listed structure is more appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view.

Most public, non-listed investment vehicles provide for a finite life, requiring a liquidity event to be completed within a certain period of time following the completion of the vehicle’s offering stage. A liquidity event is generally defined to include (i) a listing of the fund’s shares on a national securities exchange, (ii) the sale of all or substantially all of the fund’s assets followed by a liquidation or (iii) a merger or transaction approved by the board of directors in which the stockholders receive cash or shares of a publicly traded company. Since we intend for our investment maturity dates to coincide with our intention to return our investors’ capital, no liquidity event may be necessary to return your investment. We may, however, consider a liquidity event only if the terms of such a liquidity event will be in our stockholders’ best interests.

We originate substantially all of our commercial real estate loans and real estate-related debt securities, so we are able to customize the terms of our investments in order to be repaid within five years from the termination of this offering. We expect those loans with a maturity greater than five years will either be repaid within five years or that we will be able to dispose of such loans in a relatively liquid market. As an alternative provider of capital, and due to the market conditions described in “Investment Objectives and Strategy — Market Opportunities,” we expect that our borrowers will be willing to pay interest rates that are generally above the rates charged by conventional lenders, such as banks, insurance companies and securitized lenders. Because these interest rates are higher than those charged by conventional lenders, these borrowers will seek to repay these loans prior to maturity, either through cash flow from operations or through a refinancing. As a result, we believe that even those loans with a maturity longer than five years will be repaid well before the expected maturity dates, which will enable us to manage the maturities of our investments to match a desired potential liquidity event time frame.

Finally, the secondary market for commercial real estate loans, and leveraged loans generally, is well established in the United States. The most liquid commercial real estate and leveraged loans are (i) originated by an established lender, (ii) made to commercial or industrial borrowers and (iii) secured by a first-priority or second lien on the borrower’s property or a pledge on the borrower’s equity in the property. The commercial real estate loans that we originate meet this criteria. As a result, we expect that there will be an active secondary market for us to sell loans on favorable terms even if certain loans are not repaid prior to maturity. As a result, assuming normal market conditions, we expect that we will be able to return our stockholders’ capital contributions subsequent to the repayment to us or the liquidation of our debt investments within a reasonable period of time following the termination of this offering, and our investment strategy does not require us to consummate a liquidity event such as a listing of our shares for trading on a securities exchange or sale of our company in order to return our stockholders’ capital contributions.

While we expect this offering to continue for only two to three years from the initial effective date of the registration statement of which this prospectus is a part and do not expect to require a liquidity event to return our stockholders’ capital contributions, we are not required to cease offering shares to the public after two to three years. Rather, under the federal securities laws we are permitted to extend the period in which we are engaged in a continuous public offering for an indefinite period by registering our shares for sale in follow-on offerings pursuant to a separate registration statement. In addition, we are not required to pursue a liquidity event within any specified period of time following the termination of this offering. We therefore have no finite date by which we are required to provide liquidity for our stockholders. Accordingly, an investment in our shares is not suitable if you expect to require short-term liquidity from your investment.

While we do not expect a liquidity event will be required to return our stockholders’ capital contributions, we may determine to pursue a liquidity event as a result of certain market conditions that may prevail in the future. Therefore, although we do not expect to require a liquidity event to return our stockholders’ capital contributions, we are not precluded from subsequently determining to pursue a liquidity event.

Our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program”.

FINRA Rule 2310(b)(3)(D) requires that we disclose the liquidity of prior programs sponsored by Terra Capital Partners. The pre-2007 Terra private funds are RMLF I & II and Rubicon U.S. REIT. In June 2007, Terra Capital Partners sold 100% of its investment management interest in the pre-2007 Terra private funds. The eight Terra Income Funds are TSIF, TSIF 2, TSIF 3, TSIF 4, TSIF 5, Terra International, TIFI and TSIF 7. See “Management — Terra Private Funds.”

SHARE REPURCHASE PROGRAM

We do not currently intend to list our shares of common stock on a national securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market exists for our shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to the liquidation of our investments and the return of our stockholders’ capital contributions following repayment of our investments, or, in the alternative, the completion of a liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors.

To provide our stockholders with limited liquidity, we conduct quarterly tender offers pursuant to our share repurchase program. Our quarterly repurchases will be conducted on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. Under the MGCL, a Maryland corporation may not make a distribution to stockholders, including pursuant to our repurchase program, if, after giving effect to the distribution, (i) the corporation would not be able to pay its indebtedness as such indebtedness becomes due in the usual course of business or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Exchange Act and the 1940 Act. There is no cost charged by us, our affiliates and Terra Capital Partners in connection with your acceptance of our repurchase offer; however, your broker-dealer, commercial bank, trust company, or other nominee may charge you fees according to individual policies. In months in which we repurchase shares, we will conduct repurchases on the same date that we hold our first semi-monthly closing for the sale of shares in this offering. Any offer to repurchase shares will be conducted solely through tender offer materials mailed to each stockholder and will not be made through this prospectus.

The board of directors also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of our assets (including fees and costs associated with disposing of assets);
•	our investment plans and working capital requirements;
•	the relative economies of scale with respect to our size;
•	our history in repurchasing shares or portions thereof; and
•	the condition of the securities markets.

We currently limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we will limit the number of shares to be repurchased in any calendar quarter to 2.5% of the weighted average number of shares outstanding in the prior calendar year, or 10% in each calendar year, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted above. We will offer to repurchase such shares at a price per share equal to the most recently disclosed NAV per share of our common stock immediately prior to the date of repurchase.

If you wish to tender your shares for repurchase by us, you must either tender at least 25% of the shares you have purchased or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $5,000 in shares of our common stock following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and our compliance with the RIC qualification and diversification rules promulgated under the Code.

Our board of directors will require that we repurchase shares or portions of shares from you pursuant to written tenders only on terms it determines to be fair to us and to all of our stockholders. Repurchases of your shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of shares from our stockholders.

When our board of directors determines that we will offer to repurchase shares or fractions thereof, tender offer materials will be provided to stockholders describing the terms thereof, and containing information stockholders should consider in deciding whether and how to participate in such repurchase opportunity.

Any tender offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our stockholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

In order to submit shares to be tendered, stockholders will be required to complete a letter of transmittal, which will be included in the materials sent to our stockholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, stockholders may withdraw their tenders by submitting a notice of withdrawal to us. If shares have not been accepted for payment by us, tenders may be withdrawn any time after the date that is 40 business days following the commencement of the tender offer.

We will not repurchase shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction.

While we conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time.

In the event that our advisor or any of its affiliates holds shares in the capacity of a stockholder, any such affiliates may tender shares for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder, except for the initial capital contributions of our advisor. Our advisor will not to tender its shares for repurchase as long as our advisor remains our advisor.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is 425 Walnut Street, Cincinnati, OH 45202. DST Systems, Inc. acts as our transfer agent, distribution paying agent and registrar. The principal business address of DST Systems, Inc. is 333 West 11th Street, Kansas City, MO 64105.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we use brokers in the normal course of our business infrequently. Subject to policies established by our board of directors, our advisor is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best execution for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our advisor will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our advisor may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Alston & Bird LLP, Atlanta, GA, and certain matters with respect to Maryland law have been passed upon by Venable LLP, Baltimore, MD.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm located at 345 Park Avenue, New York, NY 10154, has audited our financial statements as of September 30, 2017, 2016 and 2015.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Any stockholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Under the MGCL, our stockholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) our charter, (ii) our bylaws, (iii) minutes of the proceedings of our stockholders, (iv) annual statements of affairs and (v) any voting trust agreements. A stockholder may also request access to any other corporate records, which may be evaluated solely in the discretion of our board of directors.

We maintain an alphabetical list of the names, addresses and telephone numbers of our stockholders, along with the number of shares of our common stock held by each of them, as part of our books and records and will be available for inspection by any stockholder at our office. We update the stockholder list at least quarterly to reflect changes in the information contained therein. In addition to the foregoing, Rule 14a-7 under the Exchange Act provides that, upon the request of a stockholder and the payment of the expenses of the distribution, we are required to distribute specific materials to stockholders in the context of the solicitation of proxies for voting on matters presented to stockholders or provide requesting stockholders with a copy of the list of stockholders so that the requesting stockholders may make the distribution of proxies themselves. If a proper request for the stockholder list is not honored, then the requesting stockholder will be entitled to recover certain costs incurred in compelling the production of the list as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a stockholder will not have the right to, and we may require a requesting stockholder to represent that it will not, secure the stockholder list or any other information for any commercial purpose of not related to the requesting stockholder’s interest in our affairs. We may also require such stockholder sign a confidentiality agreement in connection with the request.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Terra Income Fund 6, Inc. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Terra Income Fund 6, Inc.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any unaffiliated third party except as described below.

•	Authorized Employees of Our Advisor. It is our policy that only authorized employees of our advisor who need to know your personal information will have access to it.
•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Terra Income Fund 6, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Terra Income Fund 6, Inc. (the Company) as of September 30, 2017 and 2016, and the related statements of operations, changes in net assets, and cash flows for each of the years in the three-year period ended September 30, 2017. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 and 2016, by correspondence with the custodian, portfolio companies or agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Terra Income Fund 6, Inc. as of September 30, 2017 and 2016, and the results of its operations, changes in net assets and its cash flows for each of the years in the three-year period ended September 30, 2017, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
November 20, 2017

Terra Income Fund 6, Inc.

Statements of Assets and Liabilities

	September 30,
	2017	2016
Assets
Investments, at fair value – non-controlled (amortized cost of $23,297,788 and $26,554,524, respectively)	$23,675,007	$26,723,922
Investment through participation interest, at fair value – non-controlled (amortized cost of $21,889,469 and $2,000,000, respectively) (Note 4)	22,121,382	2,022,814
Total investments	45,796,389	28,746,736
Cash and cash equivalents	32,176,500	31,634,296
Cash, restricted	1,547,407	836,434
Deferred offering costs	—	361,482
Interest receivable	438,001	278,424
Prepaid expenses and other assets	108,976	274,851
Total assets	80,067,273	62,132,223
Liabilities
Obligations under participation agreements, at fair value (proceeds of $1,800,000 and $14,508,034, respectively) (Note 4)	1,820,502	14,560,606
Transaction charge payable (Note 4)	—	2,191,734
Due to Adviser, net	707,927	1,498,808
Interest reserve and other deposits held on investments	1,547,407	836,434
Accrued expenses	245,948	218,360
Interest payable from obligations under participation agreements	16,250	144,575
Directors’ fees payable	5,625	5,625
Payable for unsettled stock subscriptions (Note 8)	226,642	—
Other liabilities	162,679	201,333
Total liabilities	4,732,980	19,657,475
Net assets	$75,334,293	$42,474,748
Commitments and contingencies (See Note 5)
Components of net assets:
Common stock, $0.001 par value, 450,000,000 shares authorized, and 7,530,130 and 4,222,358 shares issued and outstanding, respectively	$7,530	$4,222
Capital in excess of par	75,147,338	42,537,764
Accumulated (over-distributed) net investment income	(404,902)	(206,878)
Net change in unrealized appreciation on investments	609,132	192,212
Net change in unrealized appreciation on obligations under participation agreements	(24,805)	(52,572)
Net assets	$75,334,293	$42,474,748
Net asset value per share	$10.00	$10.06

See notes to financial statements.

Terra Income Fund 6, Inc.

Statements of Operations

	Years Ended September 30,
	2017	2016	2015
Investment income
Interest income	$4,916,169	$3,003,645	$65,341
Prepayment fee income	63,960	—	—
Other fee income	277,596	13,054	1,481
Total investment income	5,257,725	3,016,699	66,822
Operating expenses
Base management fees	1,202,568	552,011	30,058
Incentive fees on capital gains(1)	90,459	27,928	—
Operating expense reimbursement to Adviser (Note 4)	530,619	318,550	17,753
Professional fees	1,071,089	981,038	378,192
Interest expense from obligations under participation agreements	838,860	1,598,976	—
Marketing expenses	777,058	876,877	596,865
Amortization of deferred offering costs	375,748	1,312,811	383,182
Insurance expense	213,870	219,715	127,630
General and administrative expenses	114,491	38,223	12,534
Directors’ fees	113,000	123,125	74,250
Interest expense on mortgage loan payable	35,974	—	—
Organization expenses	—	—	130,464
Total operating expenses	5,363,736	6,049,254	1,750,928
Less: Expense reimbursement from Adviser	—	(576,755)	(1,690,300)
Less: Reduction of offering costs	(944,248)	—	—
Net operating expenses	4,419,488	5,472,499	60,628
Net investment income (loss)	838,237	(2,455,800)	6,194
Net change in unrealized appreciation on investments	416,920	192,212	—
Net change in unrealized appreciation on obligations under participation agreements	27,767	(52,572)	—
Net increase (decrease) in net assets resulting from operations	$1,282,924	$(2,316,160)	$6,194
Per common share data:
Net investment income (loss) per share	$0.15	$(0.99)	$0.01
Net increase (decrease) in net assets resulting from operations per share	$0.23	$(0.93)	$0.01
Weighted average common shares outstanding(2)	5,691,428	2,478,624	462,038

(1)	Incentive fees on capital gains are accrued based on 20% of net unrealized capital gains of $444,687 and $139,640 for the years ended September 30, 2017 and 2016, respectively. No incentive fees on capital gains are actually payable by the Company with respect to unrealized gains unless and until those gains are realized.
(2)	For the year ended September 30, 2015, the weighted average shares is based on shares outstanding from June 24, 2015 (date that the Minimum Offering Requirement was met) through September 30, 2015.

See notes to financial statements.

Terra Income Fund 6, Inc.

Statements of Changes in Net Assets

	Years Ended September 30,
	2017	2016	2015
Operations
Net investment income (loss)	$838,237	$(2,455,800)	$6,194
Net change in unrealized appreciation on investments	416,920	192,212	—
Net change in unrealized appreciation on obligations under participation agreements	27,767	(52,572)	—
Net increase (decrease) in net assets resulting from operations	1,282,924	(2,316,160)	6,194
Stockholder distributions
Distributions from return of capital	(4,631,433)	(2,474,642)	(125,140)
Distributions from net investment income	(467,761)	—	—
Net decrease in net assets resulting from stockholder distributions	(5,099,194)	(2,474,642)	(125,140)
Capital share transactions
Issuance of common stock	35,108,677	39,878,132	11,234,309
Reinvestment of stockholder distributions	1,696,283	910,904	33,601
Selling commissions and dealer manager fees	(3,324,658)	(3,647,210)	(968,547)
Reduction of transaction charge payable (Note 4)	3,195,513	—	—
Offering costs	—	(37,348)	(111,669)
Net increase in net assets resulting from capital share transactions	36,675,815	37,104,478	10,187,694
Net increase in net assets	32,859,545	32,313,676	10,068,748
Net assets, at beginning of year	42,474,748	10,161,072	92,324
Net assets, at end of year	$75,334,293	$42,474,748	$10,161,072
Accumulated (over-distributed) net investment income	$(404,902)	$(206,878)	$(26,482)
Capital share activity
Shares outstanding, at beginning of year	4,222,358	926,357	11,111
Shares issued from subscriptions	3,148,661	3,219,293	912,416
Shares issued from reinvestment of stockholder distributions	159,111	76,708	2,830
Shares outstanding, at end of year	7,530,130	4,222,358	926,357

See notes to financial statements.

Terra Income Fund 6, Inc.

Statements of Cash Flows

	Years Ended September 30,
	2017	2016	2015
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$1,282,924	$(2,316,160)	$6,194
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized appreciation on investments	(416,920)	(192,212)	—
Net change in unrealized appreciation on obligations under participation agreements	(27,767)	52,572	—
Amortization of deferred offering costs	375,748	1,312,811	383,182
Amortization and accretion of investment-related fees, net	(277,558)	(4,286)	—
Amortization of discount and premium on investments	96,846	—	—
Paid-in-kind interest, net	(32,381)	(42,534)	—
Purchases of investments	(44,777,167)	(26,299,670)	(2,000,000)
Repayments of investments	28,508,960	—	—
Proceeds from obligations under participation agreements	—	14,300,000	—
Repayments of obligations under participation agreements	(12,863,770)	—	—
Changes in operating assets and liabilities:
Increase in cash, restricted	(710,973)	(836,434)	—
Decrease (increase) in deferred offering costs	361,482	(635,342)	(848,940)
Decrease (increase) in prepaid expenses and other assets	165,875	(243,447)	(31,404)
Increase in interest receivable	(159,577)	(258,424)	(20,000)
(Decrease) increase in due to Adviser, net	(1,166,629)	890,385	2,554
Increase in interest reserve and other deposits held on investments	710,973	836,434	—
Increase in accrued expenses	27,588	45,767	172,593
(Decrease) increase in interest payable from obligations under participation agreements	(128,325)	144,575	—
Increase in directors’ fees payable	—	5,625	—
Increase (decrease) in payable for unsettled stock subscriptions	226,642	(316,000)	316,000
(Decrease) increase in other liabilities	(119,834)	120,269	17,336
Net cash used in operating activities	(28,923,863)	(13,436,071)	(2,002,485)
Cash flows from financing activities:
Issuance of common stock	35,108,677	39,878,132	11,234,309
Payments of selling commissions, dealer manager fees and transaction charges	(2,239,699)	(2,752,353)	(904,819)
Proceeds from mortgage financing	3,333,333	—	—
Repayments of mortgage financing	(3,333,333)	—	—
Payments of stockholder distributions	(3,402,911)	(1,563,738)	(91,539)

See notes to financial statements.

Terra Income Fund 6, Inc.

Statements of Cash Flows – (continued)

	Years Ended September 30,
	2017	2016	2015
Reimbursement of selling commissions and dealer manager fees	—	1,296,877	—
Payments of offering costs	—	(37,348)	(111,669)
Net cash provided by financing activities	29,466,067	36,821,570	10,126,282
Net increase in cash and cash equivalents	542,204	23,385,499	8,123,797
Cash and cash equivalents, at beginning of year	31,634,296	8,248,797	125,000
Cash and cash equivalents, at end of year	$32,176,500	$31,634,296	$8,248,797
Supplemental disclosure of cash flow information:
Interest paid on mortgage loan payable and obligations under participation agreements	$748,907	$1,246,367	$—
Supplemental non-cash information:
Reinvestment of stockholder distributions	$1,696,283	$910,904	$33,601

See notes to financial statements.

Terra Income Fund 6, Inc.

Schedule of Investments
September 30, 2017

Portfolio Company(1)	Structure	Collateral Location	Property Type	Interest Rate	Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)	% of Net Assets(3)
Investments – non-controlled:
KOP Hotel XXXI Mezz, LP.(4)(5)	Mezzanine loan	US – PA	Hotel	13.00%	11/24/2015	12/6/2022	$5,800,000	$5,786,133	$5,866,063	7.8%
Hertz Clinton One Mezzanine, LLC	Mezzanine loan	US – MS	Office	12.00%	3/18/2016	1/1/2025	2,500,000	2,437,857	2,526,660	3.3%
GAHC3 Lakeview IN Medical Plaza, LLC(6)	B-note	US – IN	Office	11.60% + LIBOR	6/17/2016	1/21/2019	3,417,207	3,417,207	3,428,041	4.6%
YIP Santa Maria, LLC	Mezzanine loan	US – CA	Hotel	13.00%	11/15/2016	12/9/2019	4,500,000	4,481,473	4,538,492	6.0%
Dwight Mezz II, LLC	Mezzanine loan	US – CA	Student housing	11.00%	5/11/2017	5/6/2027	3,000,000	3,000,000	3,000,000	4.0%
Residential X Mezz Concord, LLC and Center Associates Mezz, LLC(7)	Mezzanine Loan	US – DE	Multifamily	12.00%	8/8/2017	9/5/2020	4,255,054	4,175,118	4,315,751	5.7%
Total investments – non-controlled								$23,297,788	$23,675,007	31.4%
Investments through participation interest – non-controlled(4)(8):
TSG-Parcel 1, LLC(9)	Participation in first mortgage	US – CA	Land	12.00%	7/10/2015	10/10/2017	$2,000,000	$2,020,000	$2,019,339	2.7%
140 Schermerhorn Street Mezz, LLC	Participation in mezzanine loan	US – NY	Hotel	12.00%	11/16/2016	12/1/2019	7,500,000	7,468,766	7,565,359	10.0%
OHM Atlanta Owner, LLC	Participation in first mortgage	US – GA	Land	12.00%	6/20/2017	6/20/2018	10,000,000	9,955,647	10,091,628	13.4%
NB Factory JV, LLC	Participation in preferred equity investment	US – UT	Student Housing	15.00%	6/29/2017	6/26/2020	2,445,056	2,445,056	2,445,056	3.3%
Total investments through participation interest – non-controlled								$21,889,469	$22,121,382	29.4%
Total Investments								$45,187,257	$45,796,389	60.8%

(1)	All of the Company’s investments are issued by an eligible U.S. portfolio company, as defined in the Investment Company Act of 1940. All of the Company’s borrowers are in the diversified real estate industry.
(2)	Because there is no readily available market for these investments, the fair value of these investments are approved in good faith by the Company’s board of directors.
(3)	Percentages are based on net assets of $75.3 million as of September 30, 2017.
(4)	Participation interest is with Terra Property Trust, Inc., a related-party real estate investment trust managed by an affiliate of the Company’s sponsor.
(5)	The loan participations from the Company do not qualify for sale accounting under Accounting Standards Codification (“ASC”) Topic 860 — Transfers and Servicing (“ASC Topic 860”), and therefore, these loans remain in the Schedule of Investments. See “Obligations under Participation Agreements” in Note 3 in the accompanying notes to the financial statements.
(6)	The interest rate for this investment is indexed to London Interbank Offered Rate (“LIBOR”). At September 30, 2017, the effective interest rate on this investment was 12.84%. As of September 30, 2017, this investment had an unfunded commitment of $0.1 million.
(7)	As of September 30, 2017, this investment had an unfunded commitment of $4.5 million.
(8)	See “Participation Agreements” in Note 4 in the accompanying notes to the financial statements.
(9)	The maturity of this loan has been extended to April 10, 2018 subsequent to September 30, 2017.

See notes to financial statements.

Terra Income Fund 6, Inc.

Schedule of Investments
September 30, 2016

Portfolio Company(1)	Structure		Collateral Location	Property Type	Interest Rate	Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)	% of Net Assets(3)
Investments – non-controlled:
KOP Hotel XXXI Mezz, LP.(4)(5)	Mezzanine loan		US – PA	Hotel	13.00%	11/24/2015	12/6/2022	$5,800,000	$5,800,000	$5,969,398	14.1%
QPT 24th Street Mezz, LLC(4)(5)(6)	Mezzanine loan		US – NY	Land	12.00% Current/2% PIK	12/15/2015	6/15/2017	15,250,567	15,250,567	15,250,567	35.9%
Hertz Clinton One Mezzanine, LLC	Mezzanine loan		US – MS	Office	12.00%	3/18/2016	1/1/2025	2,500,000	2,429,286	2,429,286	5.7%
GAHC3 Lakeview IN Medical Plaza, LLC(7)	B-note		US – IN	Office	11.60% + LIBOR	6/17/2016	1/21/2019	3,074,671	3,074,671	3,074,671	7.2%
Total investments – non-controlled									$26,554,524	$26,723,922	62.9%
Investment through participation interest – non-controlled:
TSG-Parcel 1, LLC(4)	Participation in first mortgage	(8)	US – CA	Land	12.00%	7/10/2015	1/10/2017	$2,000,000	$2,000,000	$2,022,814	4.8%
Total investment through participation interest – non-controlled									$2,000,000	$2,022,814	4.8%
Total Investments									$28,554,524	$28,746,736	67.7%

(1)	All of the Company’s investments are issued by an eligible U.S. portfolio company, as defined in the Investment Company Act of 1940. All of the Company’s borrowers are in the diversified real estate industry.
(2)	Because there is no readily available market for these investments, the fair value of these investments are approved in good faith by the Company’s board of directors.
(3)	Percentages are based on net assets of $42.5 million as of September 30, 2016.
(4)	Participation interest is with Terra Property Trust, Inc., a related-party real estate investment trust managed by an affiliate of the Company’s sponsor.
(5)	The loan participations from the Company do not qualify for sale accounting under ASC Topic 860 and therefore, these loans remain in the Schedule of Investments. See “Obligations under Participation Agreements” in Note 3 in the accompanying notes to the financial statements.
(6)	Principal amount includes PIK interest of $250,568.
(7)	The interest rate for this investment is indexed to LIBOR. At September 30, 2016, the effective interest rate on this investment was 12.13%. As of September 30, 2016, this investment had an unfunded commitment of $425,329.
(8)	See “Participation Agreements” in Note 4 in the accompanying notes to the financial statements.

See notes to financial statements.

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 1. Principal Business and Organization

Terra Income Fund 6, Inc. (the “Company”) was incorporated under the general corporation laws of the State of Maryland on May 15, 2013. On March 2, 2015, the Company filed a public registration statement on Form N-2 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to offer a minimum of $2.0 million of common stock and a maximum of $1.0 billion of common stock in a continuous public offering (the “Offering”). The Company formally commenced operations on June 24, 2015, upon raising gross proceeds in excess of $2.0 million (the “Minimum Offering Requirement”) from sales of shares of its common stock in the Offering, including sales to persons who are affiliated with the Company or its adviser, Terra Income Advisors, LLC (“Terra Income Advisors” or the “Adviser”). Since commencing the Offering and through September 30, 2017, the Company has sold 7,291,481 shares of common stock, including shares purchased by Terra Capital Partners, LLC, the Company’s sponsor, and excluding shares sold through the distribution reinvestment plan (“DRIP”), in both an initial private placement and from the Offering, for gross proceeds of $86.3 million. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be taxed for federal income tax purposes, and to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).The Company’s investment activities are externally managed by Terra Income Advisors, a private investment firm affiliated with the Company, pursuant to an investment advisory and administrative services agreement (the “Investment Advisory Agreement”), under the oversight of the Company’s board of directors (the “Board”), a majority of whom are independent directors. Terra Income Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (see Note 4).

The Company has retained Terra Capital Markets, LLC (“Terra Capital Markets”), an affiliate of Terra Income Advisors, to serve as the dealer manager of the Offering. As dealer manager, Terra Capital Markets is responsible for marketing the Company’s shares being offered pursuant to the Offering. The Company intends to file post-effective amendments to the Registration Statement that are subject to SEC review to allow it to continue the Offering for at least two years from the initial effective date of the Registration Statement.

The Company’s primary investment objectives are to pay attractive and stable cash distributions and to preserve, protect and return capital contributions to stockholders. The Company’s investment strategy is to use substantially all of the proceeds of the Offering to originate and manage a diversified portfolio consisting of (i) commercial real estate loans to U.S. companies qualifying as “eligible portfolio companies” under the 1940 Act, including mezzanine loans, first and second lien mortgage loans, subordinated mortgage loans, bridge loans and other commercial real estate-related loans related to or secured by high quality commercial real estate in the United States and (ii) preferred equity real estate investments in U.S. companies qualifying as “eligible portfolio companies” under the 1940 Act. The Company may also purchase select commercial real estate-related debt securities, such as commercial mortgage-backed securities or collateralized debt obligations; provided, however, that the Company will select all investments after considering its ability to maintain its qualification to be taxed as a RIC. The Company intends to either directly or through an affiliate, structure, underwrite and originate most of its investments, as it believes that doing so will provide it with the best opportunity to invest in loans that satisfy its standards, establish a direct relationship with the borrower and optimize the terms of its investments. The Company may hold its investments until their scheduled maturity dates or may sell them if able to command favorable terms for their disposition.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation:  The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The accompanying financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-K and Articles 6 or 10 of Regulation S-X. The Company is an investment company,

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 2. Summary of Significant Accounting Policies  – (continued)

as defined under U.S. GAAP, and applies accounting and reporting guidance in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 946, Financial Services — Investment Companies.

Cash and Cash Equivalents:  The Company considers all highly liquid investments, with original maturities of ninety days or less when purchased, as cash equivalents. Cash and cash equivalents held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation (“FDIC”).

Restricted Cash:  Restricted cash represents cash held as additional collateral by the Company on behalf of the borrowers related to the investments for the purpose of such borrowers making interest and property-related operating payments. There is a corresponding liability of the same amount on the statements of assets and liabilities called “Interest reserve and other deposits held on investments.”

Organization and Offering Expenses:  Organization expenses are expensed on the Company’s statements of operations. All offering costs incurred during the offering period are recorded as deferred charge and amortized over twelve months from the date the cost is incurred, with the exception of those costs that were incurred prior to the commencement of operations on June 24, 2015, which were amortized over a 12-month period from that date forward.

Investment Transactions and Investment Income (Expense):  The Company records investment transactions on the trade date. Realized gains or losses on dispositions of investments represent the difference between the amortized cost of the investment, based on the specific identification method, and the proceeds received from the sale or maturity (exclusive of any prepayment penalties). Realized gains and losses and changes in unrealized gains and losses are recognized in the statements of operations. Interest income is accrued based upon the outstanding principal amount and contractual terms of the debt instruments and preferred equity investments. Interest is accrued on a daily basis. Discounts and premiums on investments purchased are accreted or amortized over the expected life of the respective investment using the effective yield method, and are included in interest income in the statements of operations. Loan origination fees and exit fees are capitalized and the Company then amortizes such amounts using the effective interest method as interest income over the life of the investment. Income accrual is generally suspended for investments at the earlier of the date at which payments become 90 days past due or when, in the opinion of the Adviser, recovery of income and principal becomes doubtful. Interest is then recorded on the basis of cash received until accrual is resumed when the investment becomes contractually current and performance is demonstrated to be resumed. The amortized cost of investments represents the original cost adjusted for the accretion of discounts on investments and exit fees, and the amortizations of premiums on investments and origination fees. As prepayment(s), partial or full, occurs on an investment, prepayment income is recognized. All other income is recognized when earned.

The Company may hold debt investments in its portfolio that contain PIK interest provision. The PIK interest, which represents contractually deferred interest that is added to the principal balance that is due at maturity, is recorded on the accrual basis.

Participation Interests:  The Company follows the guidance in ASC Topic 860 — Transfers and Servicing, when accounting for loan participations. Such guidance requires participations interests meet certain criteria in order for the interest transaction to be recorded as a sale. Loan participations from the Company which do not qualify for sale treatment remain on the Company’s statements of assets and liabilities and the proceeds are recorded as obligations under participation agreements. For the investments which participation has been granted, the interest earned on the entire loan balance is recorded within “interest income” and the interest related to the participation interest is recorded within “interest expense from obligations under participation agreements” in the accompanying statements of operations. Interest expense from obligations under participation agreement is reversed when recovery of interest income on the related loan becomes doubtful. See “Obligations under Participation Agreements” in Note 3 for additional information.

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 2. Summary of Significant Accounting Policies  – (continued)

Valuation of Investments:  The Company determines the value of its investments on a quarterly basis in accordance with fair value accounting guidance promulgated under U.S. GAAP, which establishes a three-tier hierarchical disclosure framework that prioritizes and ranks the level of market price observability used in measuring investments at fair value. These tiers include:

•	Level 1 — observable inputs, such as quoted prices in active markets. Publicly listed equities and publicly listed derivatives will be included in Level 1.
•	Level 2 — observable inputs such as for similar securities in active markets and quoted prices for identical securities in markets that are not active. In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments and various relationships between investments. Investments which are generally expected to be included in this category include corporate bonds and loans, convertible debt indexed to publicly listed securities and certain over-the-counter derivatives.
•	Level 3 — unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. The inputs into the determination of fair value require significant judgment or estimation.

Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available actively quoted prices or for which fair value can be measured from actively quoted prices, generally, will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires subjective judgment and consideration of factors specific to the investment. The fair values of the Company’s investments are determined in good faith by the Board pursuant to the Company’s valuation policy and consistently applied valuation process. It is expected that the Company’s investments will primarily be classified as Level 3 investments.

Transaction Charge Payable:  The Company paid Terra Capital Markets a total transaction charge (formerly referred to as distribution fee) of 4.5% of the gross proceeds from the sale of shares in the Offering, excluding shares sold through the DRIP. The transaction charge was recorded as a liability on the date of stockholder admittance with a corresponding reduction to equity and was payable annually at a rate of 1.125% of gross proceeds with respect to each share sold in the Offering on the first, second, third and fourth anniversaries of the month of purchase.

On September 30, 2017, the Company adopted the servicing plan (the “Servicing Plan”) and the second amended dealer manager agreement (the “Second Amended Dealer Manager Agreement”), which revised the terms of the servicing fee (which was previously referred to as a transaction charge) (Note 4). In connection with the adoptions of the Second Amended Dealer Manager Agreement and the Servicing Plan on September 30, 2017, the Company reduced the previously recorded transaction charges by $3.2 million, as reflected on the statements of changes in net assets.

Servicing Fee:  The Company pays Terra Capital Markets a servicing fee at an annual rate of 1.125% of the most recently published net asset value per share, excluding shares sold through the DRIP, in exchange for providing certain administrative support services (Note 4). The servicing fee is recorded as expense on the statements of operations in the period in which it was incurred.

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 2. Summary of Significant Accounting Policies  – (continued)

Stockholder Dividends and Distributions:  Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually. The Company adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of stockholders cash distributions reinvested in additional shares of common stock. Participants in the DRIP are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. For stockholders who have opted in to the DRIP, they will have their cash distributions reinvested in additional shares of common stock, rather than receiving the cash distributions. The Company expects to coordinate distribution payment dates so that the same price that is used for the semi-monthly closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the DRIP. In such case, a stockholder’s reinvested distributions will be used to purchase shares at a price equal to 95% of the price that shares are sold in the offering at the semi-monthly closing immediately following the distribution payment date and such price may represent a premium to net asset value (“NAV”) per share.

Incentive Fee on Capital Gains:  Pursuant to the terms of the Investment Advisory Agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement). This fee equals 20.0% of the Company’s incentive fee on capital gains, which equals the realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues (but does not pay) for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period. While the Investment Advisory Agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants Technical Practice Aid for investment companies, the Company accrues for this incentive fee to include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to Terra Income Advisors if the Company’s entire portfolio were liquidated at its fair value as of the balance sheet date even though Terra Income Advisors is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Income Taxes:  The Company has elected to operate so as to qualify to be taxed as a RIC as defined under Subchapter M of the Code. Generally, a RIC is not required to pay corporate-level federal income tax on income and gains distributed to stockholders, provided that it distributes at least 90.0% of “investment company taxable income,” as defined in the Code, each year and meets specified source-of-income and asset diversification requirements. Dividends paid up to one year after the current tax year can be carried back to the prior tax year for determining the dividends paid in such tax year. The Company intends to distribute sufficient dividends to maintain its qualification to be taxed as a RIC each year. The Company will also be subject to nondeductible federal excise taxes of 4.0% on undistributed income if it does not distribute an amount at least equal to the sum of (i) 98.0% of its ordinary income for the calendar year; (ii) 98.2% of its capital gain net income for the one-year period ending on October 31 of the calendar year; and (iii) any ordinary income and capital gain net income for the preceding year that were not distributed during such year and on which it paid no federal income tax.

The Company did not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10-25, Income Taxes, nor did the Company have any unrecognized tax benefits as of the periods presented herein. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in its statements of operations. For the years ended September 30, 2017, 2016 and 2015, the Company did not incur any interest or penalties. Although the Company files federal and state tax

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 2. Summary of Significant Accounting Policies  – (continued)

returns, its major tax jurisdiction is federal. The Company’s inception-to-date federal tax years remain subject to examination by the Internal Revenue Service and the state department of revenue.

Use of Estimates:  The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of income, expenses and gains and losses during the reporting period. Actual results could differ from those estimates, and those differences could be material.

The financial statements include investments at fair value of $45.8 million and $28.7 million at September 30, 2017 and 2016, respectively, and obligations under participation agreements at fair value of $1.8 million and $14.6 million at September 30, 2017 and 2016, respectively. These fair values have been determined in good faith by the Board. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments and obligations under participation agreements, and the differences could be material.

Recent Accounting Pronouncements:  In May 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). The core principle of the revenue model is that an entity recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for the goods or services. The Company will adopt this standard on January 1, 2018 using either the retrospective or cumulative effect transition method. The Company does not expect the adoption of ASU 2014-09 to have a material impact on its financial statements and disclosure.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). ASU 2016-01 retains many current requirements for the classification and measurement of financial instruments; however, it significantly revises an entity’s accounting related to (i) the classification and measurement of investments in equity securities and (ii) the presentation of certain fair value changes for financial liabilities measured at fair value. ASU 2016-01 also amends certain disclosure requirements associated with the fair value of financial instruments. This guidance is effective for annual and interim periods beginning after December 15, 2017, and early adoption is not permitted for public business entities. Management is currently evaluating the impact these changes will have on the Company’s financial statements and disclosures.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASU 2016-02”). ASU 2016-02 outlines a new model for accounting by lessees, whereby their rights and obligations under substantially all leases, existing and new, would be capitalized and recorded on the balance sheet. For lessors, however, the accounting remains largely unchanged from the current model, with the distinction between operating and financing leases retained, but updated to align with certain changes to the lessee model and the new revenue recognition standard. The new standard also replaces existing sale-leaseback guidance with a new model applicable to both lessees and lessors. Additionally, the new standard requires extensive quantitative and qualitative disclosures. ASU 2016-02 is effective for U.S. GAAP public companies for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early application will be permitted for all entities. The new standard must be adopted using a modified retrospective transition of the new guidance and provides for certain practical expedients. Transition will require application of the new model at the beginning of the earliest comparative period presented. This ASU is not expected to have any impact on the Company’s financial statements as the Company does not have any lease arrangements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, a Consensus of the FASB’s Emerging Issues Task Force (“ASU 2016-15”). ASU 2016-15 provides guidance on how certain transactions are classified in the statement of cash flows. ASU 2016-15 is effective for annual and interim periods beginning after December 15, 2017.

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 2. Summary of Significant Accounting Policies  – (continued)

The guidance requires application using a retrospective transition method. The Company does not expect the adoption of ASU 2016-15 to have a material impact on its financial statements and disclosures.

In October 2016, the SEC adopted new rules and amended rules (together, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The Company adopted the Final Rules on August 1, 2017. The adoption did not have a material impact on the Company’s financial statements and disclosures.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, a Consensus of the FASB’s Emerging Issues Task Force (“ASU 2016-18”). ASU 2016-18 requires that amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. ASU 2016-18 does not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for public business entities for annual and interim periods beginning after December 15, 2017. Early adoption is permitted, including adoption in an interim period, and should be applied using a retrospective transition method. Management is currently evaluating the impact of this change will have on the Company’s financial statements and disclosures.

Note 3. Investments

The following tables show the composition of the investment portfolio, at amortized cost and fair value at September 30, 2017 and 2016, respectively (with corresponding percentage of total portfolio investments):

	September 30, 2017
	Investments at Amortized Cost	Percentage of Amortized Cost	Investments at Fair Value	Percentage of Fair Value
Loans	$23,297,788	51.6%	$23,675,007	51.7%
Loans through participation interest (Note 4)	21,889,469	48.4%	22,121,382	48.3%
Total	$45,187,257	100.0%	$45,796,389	100.0%

	September 30, 2016
	Investments at Amortized Cost	Percentage of Amortized Cost	Investments at Fair Value	Percentage of Fair Value
Loans(1)	$26,554,524	93.0%	$26,723,922	93.0%
Loans through participation interest (Note 4)	2,000,000	7.0%	2,022,814	7.0%
Total	$28,554,524	100.0%	$28,746,736	100.0%

(1)	Amortized cost includes PIK interest $250,568 as of September 30, 2016.

Obligations under Participation Agreements

The Company has elected the fair value option under ASC Topic 825 — Financial Instruments relating to accounting for debt obligations at their fair value for its obligations under participation agreements which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. The Company employs the same yield approach valuation methodology used for the real estate-related loan investments on the Company’s obligations under participation agreements. As of September 30, 2017 and 2016, obligations under participation agreements at fair value totaled $1.8 million and $14.6 million, respectively, and the fair value of the loans that are associated with these obligations under participation agreements was $5.9 million and $21.2 million, respectively (See “Participation Agreements” in Note 4). For the year ended September 30, 2017, the Company made $12.9 million of repayments on obligations under

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 3. Investments  – (continued)

participation agreements, including PIK interest of $0.4 million. For the year ended September 30, 2016, there were no repayments on obligations under participation agreements. The weighted average interest rate on the obligations under participation agreements was approximately 13.0% and 13.9% as of September 30, 2017 and 2016, respectively.

Mortgage Loan Payable

In May 2017, the Company obtained $3.3 million of mortgage financing for this investment. The mortgage financing carried interest at an annual rate of LIBOR plus 4.75% and had a maturity date of August 4, 2017. In June 2017, the mortgage financing was repaid in full.

Significant Risk Factors

In the normal course of business, the Company enters into transactions in various financial instruments. The Company’s financial instruments are subject to, but are not limited to, the following risks:

Market Risk

The Company’s investments are highly illiquid and there is no assurance that the Company will achieve its investment objectives, including targeted returns. Due to the illiquidity of the investments, valuation of the investments may be difficult, as there generally will be no established markets for these investments. As the Company’s investments are carried at fair value with fair value changes recognized in the statements of operations, all changes in market conditions will directly affect the Company’s net asset value.

Credit Risk

Credit risk represents the potential loss that the Company would incur if the borrowers failed to perform pursuant to the terms of their obligations to the Company. The Company minimizes its exposure to credit risk by limiting exposure to any one individual borrower and any one asset class. Additionally, the Company employs an asset management approach and monitors the portfolio of investments, through, at a minimum, quarterly financial review of property performance including net operating income, loan-to-value, debt service coverage ratio (“DSCR”) and the debt yield. The Company also requires certain borrowers to establish a cash reserve, as a form of additional collateral, for the purpose of providing for future interest or property-related operating payments.

Mezzanine loans and preferred equity investments are subordinate to senior mortgage loans and, therefore, involve a higher degree of risk. In the event of a default, mezzanine loans and preferred equity investments will be satisfied only after the senior lender’s investment is fully recovered. As a result, in the event of a default, the Company may not recover any or all of its investment.

The Company maintains all of its cash at financial institutions which, at times, may exceed the amount insured by the FDIC.

Concentration Risk

The Company holds real estate related investments. Thus, the investment portfolio of the Company may be subject to a more rapid change in value than would be the case if the Company were required to maintain a wide diversification among industries, companies and types of investments. The result of such concentration in real estate assets is that a loss in such investments could materially reduce the Company’s capital.

Liquidity Risk

Liquidity risk represents the possibility that the Company may not be able to sell its positions at a reasonable price in times of low trading volume, high volatility and financial stress.

Interest Rate Risk

Interest rate risk represents the effect from a change in interest rates, which could result in an adverse change in the fair value of the Company’s interest-bearing financial instruments.

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 3. Investments  – (continued)

Prepayment Risk

Prepayments can either positively or adversely affect the yields on investments. Prepayments on debt instruments, where permitted under the debt documents, are influenced by changes in current interest rates and a variety of economic, geographic and other factors beyond the Company’s control, and consequently, such prepayment rates cannot be predicted with certainty. If the Company does not collect a prepayment fee in connection with a prepayment or is unable to invest the proceeds of such prepayments received, the yield on the portfolio will decline. In addition, the Company may acquire assets at a discount or premium and if the asset does not repay when expected, the anticipated yield may be impacted. Under certain interest rate and prepayment scenarios the Company may fail to recoup fully its cost of acquisition of certain investments.

Use of Leverage

As part of the Company’s investment strategy, the Company may borrow and utilize leverage. While borrowing and leverage present opportunities for increasing total return, they may have the effect of potentially creating or increasing losses. For purposes of calculating the asset coverage ratio per unit, the Company considers the obligations under the participation agreements to be senior security. As of September 30, 2017, the asset coverage per unit was $42,381. Asset coverage per unit is the ratio of the carrying value of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

Valuation Methodology

Market quotations are not readily available for the Company’s real estate-related loan investments, all of which are included in Level 3 of the fair value hierarchy, and therefore these investments are valued utilizing a yield approach, i.e. a discounted cash flow methodology to arrive at an estimate of the fair value of each respective investment in the portfolio using an estimated market yield. In following this methodology, investments are evaluated individually, and management takes into account, in determining the risk-adjusted discount rate for each of the Company’s investments, relevant factors, including available current market data on applicable yields of comparable debt/preferred equity instruments; market credit spreads and yield curves; the investment’s yield; covenants of the investment, including prepayment provisions; the portfolio company’s ability to make payments, net operating income and DSCR; the nature, quality and realizable value of any collateral (and loan-to-value ratio); the forces that influence the local markets in which the asset (the collateral) is purchased and sold, such as capitalization rates, occupancy rates, rental rates and replacement costs; and the anticipated duration of each real estate-related loan investment.

These valuation techniques are applied in a consistent and verifiable manner to all investments that are categorized within Level 3 of the fair value hierarchy and Terra Income Advisors provides the valuation committee of the Board (which is made up exclusively of independent directors) with portfolio security valuations that are based on this discounted cash flow methodology. Valuations are prepared quarterly, or more frequently as needed, with each asset in the portfolio subject to a valuation prepared by a third-party valuation service at a minimum of once during every 12-month period. The valuation committee reviews the preliminary valuation with Terra Income Advisors and, together with an independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the valuation committee. The Board discusses valuations and determines the fair value of each investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation provided by Terra Income Advisors, the valuation committee and any third-party valuation firm, if applicable.

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 3. Investments  – (continued)

The following tables present fair value measurements of investments, by major class, as of September 30, 2017 and 2016, according to the fair value hierarchy:

	September 30, 2017
	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
Loans	$—	$—	$23,675,007	$23,675,007
Loans through participation interest	—	—	22,121,382	22,121,382
Total Investments	$—	$—	$45,796,389	$45,796,389
Obligations under participation agreements	$—	$—	$1,820,502	$1,820,502

	September 30, 2016
	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
Loans	$—	$—	$26,723,922	$26,723,922
Loans through participation interest	—	—	2,022,814	2,022,814
Total Investments	$—	$—	$28,746,736	$28,746,736
Obligations under participation agreements	$—	$—	$14,560,606	$14,560,606

Changes in Level 3 investments for the years ended September 30, 2017, 2016 and 2015 were as follows:

	Year Ended September 30, 2017
	Loans	Loans Through Participation	Total Investments	Obligations under Participation Agreements
Balance as of October 1, 2016	$26,723,922	$2,022,814	$28,746,736	$14,560,606
Purchases of investments	15,513,417	29,263,750	44,777,167	—
Repayments of investments	(19,120,683)	(9,388,277)	(28,508,960)	—
Net change in unrealized appreciation on investments	207,821	209,099	416,920	—
PIK interest income	188,117	—	188,117	—
Amortization and accretion of investment-related fees, net	153,842	119,413	273,255	(4,303)
Amortization of discount and premium on investments, net	8,571	(105,417)	(96,846)	—
Net change in unrealized appreciation on obligations under participation agreements	—	—	—	(27,767)
Repayments of obligations under participation agreements	—	—	—	(12,863,770)
PIK interest expense	—	—	—	155,736
Balance as of September 30, 2017	$23,675,007	$22,121,382	$45,796,389	$1,820,502
Net change in unrealized appreciation for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized appreciation on investments and obligations under participation agreements	$207,821	$209,099	$416,920	$(27,767)

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 3. Investments  – (continued)

	Year Ended September 30, 2016
	Loans	Loan Through Participation	Total Investments	Obligations under Participation Agreements
Balance as of October 1, 2015	$—	$2,000,000	$2,000,000	$—
Purchases	26,299,670	—	26,299,670	—
Net increase in unrealized appreciation on investments	169,398	22,814	192,212
PIK interest income	250,568	—	250,568	—
Amortization of discount on investments	4,286	—	4,286	—
Net change in unrealized appreciation on obligations under participation agreements	—	—	—	52,572
Proceeds from obligations under participation agreements	—	—	—	14,300,000
PIK interest expense	—	—	—	208,034
Balance as of September 30, 2016	$26,723,922	$2,022,814	$28,746,736	$14,560,606
Net change in unrealized appreciation for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized appreciation on investments and obligations under participation agreements	$169,398	$22,814	$192,212	$52,572

Transfers between levels, if any, are recognized at the beginning of the period in which transfers occur. For the years ended September 30, 2017 and 2016, there were no transfers.

Significant Unobservable Inputs

The following table summarizes the significant unobservable inputs used by the Company to value the Level 3 investments as of September 30, 2017 and 2016. The table is not intended to be all-inclusive, but instead identifies the significant unobservable inputs relevant to the determination of fair values.

September 30, 2017
	Fair Value	Primary Valuation Technique	Unobservable Input	Range		Weighted Average
Asset Category				Minimum	Maximum
Assets:
Loans	$23,675,007	Discounted cash flow	Discount rate	9.43%	13.00%	11.84%
Loans through participation interest	22,121,382	Discounted cash flow	Discount rate	12.00%	15.00%	12.39%
Total Level 3 Assets	$45,796,389
Liabilities:
Obligations under Participation Agreements	$1,820,502	Discounted cash flow	Discount rate	12.60%	12.60%	12.60%

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 3. Investments  – (continued)

September 30, 2016
	Fair Value	Primary Valuation Technique	Unobservable Input	Range		Weighted Average
Asset Category				Minimum	Maximum
Assets:
Loans	$26,723,922	Discounted cash flow	Discount rate	10.29%	13.82%	12.88%
Loans through participation interest	2,022,814	Discounted cash flow	Discount rate	9.09%	9.09%	9.09%
Total Level 3 Assets	$28,746,736
Liabilities:
Obligations under Participation Agreements	$14,560,606	Discounted cash flow	Discount rate	11.90%	13.82%	13.58%

If the weighted average discount rate used to value the Company’s investments were to increase, the fair value of Company’s investments would decrease. Conversely, if the weighted average discount rate used to value the Company’s investments were to decrease, the fair value of Company’s investments would increase.

Note 4. Related Party Transactions

The Company entered into various agreements with Terra Income Advisors whereby the Company pays and reimburses Terra Income Advisors for certain fees and expenses, and Terra Income Advisors reimburses the Company for excess operating expenses. Additionally, the Company pays Terra Capital Markets certain fees in connection with its Offering. The following table presents a summary of such fees and reimbursements in accordance with the terms of the related agreements:

	Years Ended September 30,
	2017	2016	2015
Amounts Included in the Statements of Operations
Base management fees	$1,202,568	$552,011	$30,058
Incentive fees on capital gains(1)	90,459	27,928	—
Operating expense reimbursement to Adviser(2)	530,619	318,550	17,753
Expense Support Payment from Adviser	—	(576,755)	(1,690,300)
Commissions, dealer manager and transaction charges incurred
Commissions, dealer manager and transaction charges(3)	$3,324,658	$3,647,210	$968,547
Reduction of transaction charge payable(4)	$(3,195,513)	$—	$—

(1)	Incentive fees on capital gains are based on 20% of net unrealized capital gains of $0.4 million and $0.1 million for the years ended September 30, 2017 and 2016, respectively. No incentive fees on capital gains are actually payable by the Company with respect to unrealized gains unless and until those gains are realized.
(2)	Amounts were primarily compensation for time spent supporting the Company’s day-to-day operations.
(3)	Of the amounts, $2.3 million, $2.5 million and $0.7 million, respectively, were re-allowed to selected broker-dealers. Amounts were recorded as reductions to capital in excess of par on the statements of assets and liabilities.

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 4. Related Party Transactions  – (continued)

(4)	As discussed in “Dealer Manager Agreement” below, on September 30, 2017, the Company adopted the Servicing Plan and the Second Amended Dealer Manager Agreement to revise the terms of the servicing fee (which was previously referred to as a transaction charge). The servicing fee is recorded as expense on the statements of operations in the period in which it incurred. In connection with the adoptions of the Servicing Plan and the Second Amended Dealer Manager Agreement, the Company reduced the previously recorded transaction charges by $3.2 million, as reflected on the statements of changes in net assets.

Due to/Due from Adviser

The Company determined that it has the right of offset on the amounts due to and due from Terra Income Advisors under the guidance in ASC Topic 210 — Balance Sheet. As such, the net amount is presented as Due to Adviser, net on the statements of assets and liabilities. The following table presents a summary of Due to Adviser, net as of September 30, 2017 and 2016:

	September 30, 2017	September 30, 2016
Due to Adviser:
Organization and offering costs(1)	$119,936	$2,051,479
Reimbursable costs – marketing and other operating expense	9,920	863,012
Base management fee and expense reimbursement payable	495,990	823,444
Incentive fees on capital gains	118,387	27,928
	744,233	3,765,863
Due from Adviser:
Expense support payments	—	2,267,055
Offering costs paid by Terra Income Fund 6, Inc.	36,306	—
Due to Adviser, net	$707,927	$1,498,808

(1)	During the year ended September 30, 2017 and in response to the general trend in capital raising for non-traded direct participation programs, the Company determined that it is highly unlikely that it will raise capital in an amount sufficient for all cumulative offering costs incurred by Terra Income Advisors to be reimbursed. Accordingly, the Company reduced the estimated amount payable to Terra Income Advisors for cumulative organization and offering costs incurred by $1.4 million.

Management and Incentive Fee Compensation to Adviser

On April 20, 2015, the Company entered into the Investment Advisory Agreement with Terra Income Advisors, a subsidiary of Terra Capital Partners, the Company’s sponsor. Terra Income Advisors is responsible for the Company’s day-to-day operations. Pursuant to the Investment Advisory Agreement, Terra Income Advisors is paid for its services in two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.0% of the Company’s average gross assets. The base management fee is payable quarterly in arrears and calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters.

The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income is subject to a quarterly preferred return, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 4. Related Party Transactions  – (continued)

companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses reimbursed to Terra Income Advisors under the Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•	No incentive fee is payable to Terra Income Advisors in any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the preferred return of 2.0% (8.0% annualized);
•	100% of the Company’s pre-incentive fee net investment income, if any, that exceeds the preferred return but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to Terra Income Advisors, all or any portion of which may be waived or deferred in Terra Income Advisors’ discretion. This portion of the pre-incentive fee net investment income (which exceeds the preferred return but is less than or equal to 2.5%) is referred to as the “catch-up.” The catch-up provision is intended to provide Terra Income Advisors with an incentive fee of 20.0% on all of the Company’s pre-incentive fee net investment income when the Company’s pre-incentive fee net investment income reaches 2.5% in any calendar quarter; and
•	20.0% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to Terra Income Advisors once the preferred return is reached and the catch-up is achieved.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee equals 20.0% of the Company’s incentive fee on capital gains, which equals the realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues (but does not pay) for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

The services provided by Terra Income Advisors include, but are not limited to, accounting and administrative services. The Company is expected to reimburse Terra Income Advisors for the costs incurred by Terra Income Advisors to provide these services.

Operating Expenses

The Company reimburses Terra Income Advisors for operating expenses incurred in connection with administrative services provided to the Company, including compensation to administrative personnel. The Company does not reimburse Terra Income Advisors for personnel costs in connection with services for which Terra Income Advisors receives a separate fee. In addition, the Company does not reimburse the Terra Income Advisors for (i) rent or depreciation, capital equipment or other costs of its own administrative items, or (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of Terra Income Advisors.

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 4. Related Party Transactions  – (continued)

Organization and Offering Expenses

For the years ended September 30, 2017 and 2016, Terra Income Advisors did not incur organization costs on behalf of the Company. For the year ended 2015, Terra Income Advisors incurred organization costs of $0.1 million on behalf of the Company.

As of September 30, 2017 and 2016, Terra Income Advisors incurred cumulative organization costs of $0.2 million and $0.2 million, respectively, and cumulative offering costs of $3.0 million and $2.2 million, respectively, on behalf of the Company. Offering expenses consist of costs paid by Terra Income Advisors that are directly related to the registration and offering of the Company’s shares, including registration fees, legal fees and printing costs. Organization costs include those expenses paid by Terra Income Advisors for the legal organization, drafting and filing of the Company’s charter and other governance documents and include, but are not limited to, legal, accounting and filing fees.

Upon meeting the Minimum Offering Requirement, Terra Income Advisors is responsible for the payment of the Company’s cumulative organization and offering expenses to the extent such expenses exceed 1.5% of the gross proceeds from the Offering, without recourse against or reimbursement by the Company. As a result, Terra Income Advisors will bear all organization and offering expenses in excess of 1.5% of the gross proceeds from the Offering. During the year ended September 30, 2017 and in response to the general trend in capital raising for non-traded direct participation programs, the Company determined that it is highly unlikely that it will raise capital in an amount sufficient for all cumulative offering costs incurred by Terra Income Advisors to be reimbursed. Accordingly, the Company reduced the estimated amount payable to Terra Income Advisors for cumulative organization and offering costs incurred by $1.4 million. As of September 30, 2017, the Company is responsible for $1.4 million of the cumulative offering and organization costs incurred by Terra Income Advisors. As of September 30, 2017 and 2016, the amount due to Terra Income Advisors related to the offering and organization costs amounted to $0.1 million and $1.6 million, respectively, and is included in Due to Adviser, net on the statements of assets and liabilities. For the years ended September 30, 2017, 2016 and 2015, the Company made reimbursement payments of $1.0 million, $0.1 million and $0.2 million, respectively, to Terra Income Advisors for offering costs incurred on behalf of the Company.

Dealer Manager Agreement

On April 20, 2015, the Company entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Terra Capital Markets, an affiliate of Terra Income Advisors, to serve as the dealer manager of the Offering. As dealer manager, Terra Capital Markets is responsible for marketing the Company’s shares being offered pursuant to the Offering. In this role, it manages a group of selling dealers, including other unaffiliated broker-dealers who enter into Selected Dealer Arrangements with Terra Capital Markets. Terra Capital Markets received selling commissions of 6.0% of gross proceeds from the Offering, dealer manager fees of up to 3.0% of gross proceeds from the Offering, and broker-dealer fees of up to 1.0% of gross proceeds from the Offering for reimbursement of marketing and expenses, in connection with the sale of shares of common stock in the Offering, all or a portion of which may be re-allowed to selected broker-dealers.

On April 27, 2016, the Company adopted an amended and restated dealer manager agreement (the “Amended Dealer Manager Agreement”). Under the terms of the Amended Dealer Manager Agreement, Terra Capital Markets receives selling commissions of 3.0% of gross proceeds from the Offering, dealer manager fees of up to 1.5% of the gross proceeds from the Offering, and broker-dealer fees of up to 1.0% of gross proceeds from the Offering for reimbursement of marketing and expenses, in connection with the sale of shares of the Company’s common stock in the Offering, all or a portion of which may be re-allowed to selected broker-dealers. In addition, Terra Capital Markets received a transaction charge at an annual rate of 1.125% of gross offering proceeds, excluding shares sold through the DRIP, all or a portion of which may be re-allowed to selected broker-dealers for services performed in connection with the distribution of the

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 4. Related Party Transactions  – (continued)

Company’s shares. The transaction charge was payable annually with respect to each share sold in the primary offering on the first, second, third and fourth anniversaries of the month of purchase. In connection with the adoption of the Amended Dealer Manager Agreement, Terra Capital Markets reimbursed the Company $1.3 million for commissions and dealer manager fees the Company paid related to the shares sold on and prior to February 20, 2016, the last stockholder admittance date prior to the adoption of the Amended Dealer Manager Agreement. The reimbursement amount would be paid back to Terra Capital Markets on the first, second, third and fourth anniversaries of the months of purchase.

On September 30, 2017, the Company adopted the Servicing Plan and the Second Amended Dealer Manager Agreement, which revised the terms of the servicing fee (which was previously referred to as a transaction charge). Pursuant to the Servicing Plan, Terra Capital Markets receives a servicing fee at an annual rate of 1.125% of the most recently published net asset value per share of the Company’s common stock, excluding shares sold through the DRIP, in exchange for providing certain administrative support services. With respect to each share sold, the servicing fee will be payable annually on the anniversary of the applicable month of purchase. Terra Capital Markets, in its discretion, may re-allow a portion of such servicing fee to participating dealers for performing certain administrative support services. The Servicing Plan will remain in effect for so long as such continuance is approved quarterly by the Board, including a majority of the directors who are not “interested persons” as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Servicing Plan or in any agreements entered into in connection therewith. In addition, the Boards will review all payments made pursuant to the Servicing Plan at least quarterly. The Company will no longer incur the annual servicing fee upon the earlier of (i) the aggregate underwriting compensation from all sources, including selling commissions, dealer manager fees, broker-dealer fees, and servicing fees would exceed 10% of the gross proceeds in the Offering, (ii) with respect to a specific share, the date that such share is redeemed or is no longer outstanding, and (iii) the date, if any, upon which a liquidity event occurs. In connection with the adoptions of the Servicing Plan and the Second Amended Dealer Manager Agreement, the Company reduced the previously recorded transaction charges by $3.2 million, as reflected on the statements of changes in net assets.

Expense Support Agreement

On June 30, 2015, the Company entered into an expense support agreement (the “Expense Support Agreement”) with Terra Income Advisors, whereby Terra Income Advisors may pay up to 100% of the Company’s costs and expenses, including all fees payable to Terra Income Advisors pursuant to the Investment Advisory Agreement from inception until the Company and Terra Income Advisors mutually agree otherwise. This payment (the “Expense Support Payment”) for any month shall be paid by Terra Income Advisors to the Company in any combination of cash or other immediately available funds, and/or offsets against amounts due from the Company to Terra Income Advisors. The purpose of the Expense Support Payment is to reduce offering and operating expenses until the Company has achieved economies of scale sufficient to ensure that the Company is able to bear a reasonable level of expense in relation to investment income. Operating expenses subject to the Expense Support Agreement include expenses as defined by U.S. GAAP, including, without limitation, fees payable to Terra Income Advisors and interest on indebtedness for such period, if any.

Pursuant to the terms of the Expense Support Agreement, the Company has agreed to reimburse Terra Income Advisors for each Expense Support Payment within three years after such Expense Support Payment is made by Terra Income Advisors. Reimbursement shall be made as promptly as possible on a date mutually agreed to by the Company and Terra Income Advisors provided that (i) the operating expense ratio, defined as operating expenses excluding organization and offering expenses, base management fee, incentive fee and any interest expense attributable to indebtedness by the Company (“Net Operating Expenses”) expressed as a percentage of the Company’s net assets on the relevant measurement date, as of such Reimbursement Date is equal to or less than the operating expense ratio as of the Expense Support Payment date attributable to such specified Expense Support Payment, (ii) the annualized distribution rate as of such Reimbursement Date

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 4. Related Party Transactions  – (continued)

is equal to or greater than the annualized distribution rate as of the Expense Support Payment date attributable to such specified Expense Support Payment; (iii) such Reimbursement Date is not later than three years following such specified Expense Support Payment date; and (iv) the Expense Support Payment does not cause the Company’s Net Operating Expenses to exceed 1.5% of the Company’s net assets attributable to common shares, after taking such reimbursement into account. Terra Income Advisors is entitled to reimbursement of all previously unreimbursed Expense Support Payments in the event of termination of the Expense Support Agreement.

The following table provides information regarding the expenses that the parties to the agreement determined would be incurred by Terra Income Advisors pursuant to the Expense Support Agreement:

Three months ended	Amount of Expense Reimbursement Payment	Annualized Operating Expense Ratio as of the Date of Expense Reimbursement Payment	Annualized Rate of Distributions Per Share(1)	Reimbursement Eligibility Expiration
June 30, 2015	$515,813	24.53%	8.00%	June 30, 2018
September 30, 2015	1,174,487	66.63%	8.00%	September 30, 2018
December 31, 2015(2)	576,755	15.60%	8.00%	November 30, 2018

(1)	The annualized rate of distributions per share is expressed as a percentage equal to the projected annualized distribution amount as of the date each payment was made (which is calculated by annualizing the regular daily cash distribution per share as of the date each payment was made without compounding), divided by the Company’s public offering price per share as of the date each payment was made.
(2)	The expense reimbursement payment amount of $576,755 represents the total of the twice monthly expense reimbursement payments through November 30, 2015. The annualized operating expense ratio of 15.60% represents the ratio average of such twice monthly expense reimbursement payment dates.

Participation Agreements

The Company may enter into participation agreements with related and unrelated parties, primarily other affiliated funds of Terra Income Advisors. The participation agreements provide the Company with the opportunity to invest along the same terms, conditions, price and rights in the specified investment. The purpose of the participation agreements is to allow the Company and an affiliate to originate a specified investment when, individually, the Company does not have the liquidity to do so or to achieve a certain level of portfolio diversification. The Company may transfer portions of its investments to other participants or it may be a participant to an investment held by another entity.

ASC Topic 860, Transfers and Servicing, establishes accounting and reporting standards for transfers of financial assets. ASC 860-10 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The Company has determined that the participation agreements it enters into are accounted for as secured borrowings under ASC Topic 860 (see “Participation Interests” in Note 2 and “Obligations under Participation Agreements” in Note 3).

Participation interest purchased by the Company:  The below tables list the investment interests participated by the Company via participation agreement (each, a “PA”) as of September 30, 2017 and 2016. In accordance with the terms of each PA, each Participant’s rights and obligations, including interest income and other income (e.g., exit fee and prepayment income) and related fees/expenses are based upon its respective pro-rata participation interest in such investments, as specified in the respective PA. The Company’s share of the investment is repayable only from the proceeds received from the related borrower/issuer of the investment, and therefore the Company is also subject to the credit risk (i.e., risk of default by the underlying borrower/issuer).

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 4. Related Party Transactions  – (continued)

Pursuant to each PA, the affiliated fund receives and allocates the interest income and other related investment incomes in respect of the investment to the Company. The Company pays related expenses (i.e., the base management fee) directly to Terra Income Advisors.

	Participating Interests at September 30, 2017	September 30, 2017		September 30, 2016
		Principal Balance	Fair Value	Principal Balance	Fair Value
TSG-Parcel 1, LLC(1)	11.1%	$2,000,000	$2,019,339	$2,000,000	$2,022,814
140 Schermerhorn Street Mezz LLC(1)(2)	50.0%	7,500,000	7,565,359	—	—
OHM Atlanta Owner, LLC(1)(3)	40.8%	10,000,000	10,091,628	—	—
NB Factory JV, LLC(1)(3)	68.0%	2,445,056	2,445,056	—	—
Total		$21,945,056	$22,121,382	$2,000,000	$2,022,814

(1)	Participation is with Terra Property Trust, Inc., an affiliated fund managed by Terra Income Advisors.
(2)	The Company acquired this investment in November 2016.
(3)	The Company acquired this investment in June 2017.

Transfers of participation interests by the Company:  The following table summarizes the investments that were subject to PAs with investment partnerships affiliated with Terra Income Advisors as of September 30, 2017 and 2016:

	Principal	Fair Value	September 30, 2017
			Transfers treated as obligations under participation agreements
			% Transferred	Principal	Fair Value
KOP Hotel XXXI Mezz, LP(1)	$5,800,000	$5,866,063	31.0%	$1,800,000	$1,820,502
Total	$5,800,000	$5,866,063		$1,800,000	$1,820,502

	Principal	Fair Value	September 30, 2016
			Transfers treated as obligations under participation agreements
			% Transferred	Principal	Fair Value
KOP Hotel XXXI Mezz, LP.(1)	$5,800,000	$5,969,398	31.0%	$1,800,000	$1,852,572
QPT 24th Street Mezz, LLC(1)(2)	15,250,567	15,250,567	83.3%	12,708,034	12,708,034
Total	$21,050,567	$21,219,965		$14,508,034	$14,560,606

(1)	Participation is with Terra Property Trust, Inc.
(2)	The principal amount includes PIK interest of $250,567 as of September 30, 2016, of which $208,034 was treated as obligations under participation agreements. The principal amount of this investment was repaid in full in July 2017.

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, the Company may be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of its Board who are not interested persons and, in some cases, prior approval by the SEC. The SEC has granted the Company exemptive relief permitting it, subject to satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of Terra Income Advisors, including the Terra Income Funds, Terra Property Trust, and any future BDC or closed-end management investment company that is registered under the 1940 Act and is

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 4. Related Party Transactions  – (continued)

advised by Terra Income Advisors or its affiliated investment advisers (the “Co-Investment Affiliates”). However, the Company will be prohibited from engaging in certain transactions with its affiliates even under the terms of this exemptive order. The Company believes this relief will not only enhance its ability to further its investment objectives and strategy, but may also increase favorable investment opportunities for the Company, in part by allowing the Company to participate in larger investments, together with its Co-Investment Affiliates, than would be available to the Company if it had not obtained such relief.

Note 5. Commitments and Contingencies

In the ordinary course of business, the Company may enter into future funding commitments, which are subject to the borrower meeting certain performance-related metrics that are monitored by the Company. As of September 30, 2017 and 2016, the Company had $4.6 million and $0.4 million of unfunded commitments, respectively. The Company expects to maintain sufficient cash on hand to fund such unfunded commitments.

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of Terra Income Advisors has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4. “Related Party Transactions”, for a discussion of the Company’s commitments to Terra Income Advisors.

Note 6. Income Taxes

The Company has elected to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, is not subject to federal income tax on the portion of taxable income distributed to stockholders.

In order to maintain its qualification to be taxed as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code, each year. Because federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Taxable income generally differs from net increase (decrease) in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes unrealized appreciation (depreciation) on investments as investment gains and losses are not included in taxable income until they are realized.

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 6. Income Taxes  – (continued)

The following table reconciles net decrease in net assets resulting from operations to taxable income (loss):

	Years Ended September 30,
	2017	2016	2015
Net investment income (loss)	$1,282,924	$(2,316,160)	$6,194
Net change in unrealized appreciation on investments	(416,920)	(192,212)	—
Net change in unrealized appreciation on obligations under participation agreements	(27,767)	52,572	—
Amortization of deferred offering costs	375,748	1,312,811	383,182
Reduction of offering costs	(944,248)	—	—
Expense reimbursement from Adviser	—	(576,755)	(1,690,300)
Incentive fees on capital gains	90,459	—	—
Other temporary differences(1)	107,565	3,045	143,229
Total taxable income (loss)	$467,761	$(1,716,699)	$(1,157,695)

(1)	Other temporary differences primarily related to deferred origination fee and amortization of organization fee and exit fee.

The following table reflects, for tax purposes, the estimated sources of the cash distributions that the Company has paid on its common stock:

Source of Distribution	Years Ended September 30,
	2017		2016		2015
	Distribution Amount(1)	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Return of capital	$4,631,433	90.8%	$2,474,642	100.0%	$125,140	100.0%
Net investment income	467,761	9.2%	—	—	—	—%
Distributions on a tax basis:	$5,099,194	100.0%	$2,474,642	100.0%	$125,140	100.0%

(1)	The Distribution Amount and Percentage reflected for the year ended September 30, 2017 are estimated figures. The actual source of distributions for the year ended September 30, 2017 will be calculated in connection with the Company’s year-end procedures.

The Company makes certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences, which include disallowed net operating loss carryforwards, amortization of deferred offering expenses and expense reimbursement from Adviser. To the extent these differences are permanent, they are charged or credited to capital in excess of par or accumulated net investment loss, as appropriate.

For the year ended September 30, 2017, permanent difference was related to $0.6 million of amortization of deferred offering expenses. For the year ended September 30, 2016, permanent differences were related $2.8 million of disallowed net operating loss carryforwards, $1.7 million of amortization of deferred offering expenses and $2.3 million of expense reimbursement from Adviser.

As of September 30, 2017 and 2016, the Company did not have differences between book basis and tax basis cost of investments.

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 7. Directors’ Fees

The Company’s directors who do not serve in an executive officer capacity for the Company or Terra Income Advisors are entitled to receive annual cash retainer fees, fees for attending board and committee meetings and annual fees for serving as a committee chairperson. These directors receive an annual fee of $20,000, plus $2,500 for each board meeting attended in person, $1,000 for each board meeting attended via teleconference and $1,000 for each committee meeting attended. In addition, the chairman of the audit committee receives an annual fee of $7,500 and the chairman of each of the nominating and corporate governance and the valuation committees, and any other committee, receives an annual fee of $2,500 for their additional services. For the years ended September 30, 2017, 2016 and 2015, the Company recorded $0.1 million, $0.1 million and $0.1 million for directors’ fees expense, respectively.

The Company will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with the Company policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

The Company does not pay compensation to the directors who also serve in an executive officer capacity for the Company or Terra Income Advisors.

Note 8. Capital

The Company entered into a stock purchase agreement with Terra Capital Partners, the Company’s sponsor. On September 19, 2014, pursuant to a private placement, Terra Capital Partners contributed cash consideration of $125,000 to purchase approximately 11,111 shares of common stock at $11.25 per share. On October 20, 2014, pursuant to a private placement, Terra Capital Partners contributed an additional $50,000 in cash to purchase approximately 4,445 additional shares of common stock at $11.25 per share. As of September 30, 2017, the Company had 7,530,130 shares of common stock outstanding.

On February 25, 2015, the Board determined to change the initial offering price from $10.00 per share to $12.50 per share. As a result, on February 26, 2015, the Company effected a reverse stock split to account for the change in the Company’s offering price since the initial investment by Terra Capital Partners. As such, all share references reflect this reverse stock split.

On May 1, 2015, Terra Capital Partners contributed cash of $275,000 to purchase approximately 24,444 additional shares from the Offering at a per share price of $11.25, which price represents the public offering price of $12.50 per share, net of selling commissions, broker-dealer fees and dealer manager fees. This contribution, in addition to the initial capital contributions, fulfilled Terra Capital Partners’ commitment to contribute total seed capitalization of $450,000.

On November 11, 2015, and effective December 1, 2015, the Board approved a change to a certain aspect of the Company’s share pricing policy such that, once it raised gross offering proceeds in excess of $125 million, or prior to then in the sole discretion of the Board, in the event of a material decline in NAV per share, which the Company’s considers to be a 2.5% decrease below the then-current net offering price, the Company will reduce the offering price to establish a new net offering price not more than 2.5% above the NAV per share.

On January 13, 2017, the Company decreased the public offering price of its common stock from $12.50 per share to $10.90 per share. The decrease in the public offering price was effective as of the Company’s January 17, 2017 bi-monthly closing and first applied to subscriptions received from January 1, 2017 through January 16, 2017.

As of September 30, 2017, the Company had unsettled subscription proceeds of $0.2 million, which is reflected as payable for unsettled stock subscriptions on the Company’s statements of assets and liabilities.

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 9. Net Increase (Decrease) in Net Assets

Income (loss) per share is computed by dividing income (loss) available to common stockholders by the weighted average number of shares outstanding during the period. Other potentially dilutive shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. As of September 30, 2017, 2016 and 2015, there were no dilutive shares.

The following information sets forth the computation of the weighted average net increase (decrease) in net assets per share from operations for the years ended September 30, 2017, 2016 and 2015:

Basic	Years Ended September 30,
	2017	2016	2015
Net increase (decrease) in net assets resulting from operations	$1,282,924	$(2,316,160)	$6,194
Weighted average common shares outstanding(1)	5,691,428	2,478,624	462038
Net increase (decrease) in net assets per share resulting from operations	$0.23	$(0.93)	$0.01

(1)	Weighted average common shares outstanding for the year ended September 30, 2015 was based on shares outstanding from June 24, 2015 (date that the Minimum Offering Requirement was met) through September 30, 2015.

Note 10. Distributions

Distributions from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP.

The following table reflects the Company’s distributions for the years ended September 30, 2017, 2016 and 2015:

Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
Year Ended September 30, 2017
October 20, 2016	October 31, 2016	$0.002733	$237,090	$123,938	$361,028
November 20, 2016	November 30, 2016	0.002733	242,959	123,376	366,335
December 20, 2016	December 31, 2016	0.002733	264,315	132,250	396,565
January 20, 2017	January 31, 2017	0.002389	245,151	120,219	365,370
February 20, 2017	February 28, 2017	0.002389	229,907	113,350	343,257
March 20, 2017	March 31, 2017	0.002389	269,633	130,692	400,325
April 20, 2017	April 30, 2017	0.002389	274,065	136,743	410,808
May 20, 2017	May 31, 2017	0.002389	296,817	151,121	447,938
June 20, 2017	June 30, 2017	0.002389	311,708	153,637	465,345
July 20, 2017	July 31, 2017	0.002389	335,112	164,935	500,047
August 20, 2017	August 31, 2017	0.002389	346,753	172,852	519,605
September 20, 2017	September 30, 2017	0.002389	349,401	173,170	522,571
			$3,402,911	$1,696,283	$5,099,194

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 10. Distributions  – (continued)

Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
Year Ended September 30, 2016
October 20, 2015	October 31, 2015	$0.002740	$56,467	$27,330	$83,797
November 20, 2015	November 30, 2015	0.002740	66,042	37,026	103,068
December 20, 2015	December 31, 2015	0.002740	85,246	49,294	134,540
January 20, 2016	January 31, 2016	0.002733	104,209	61,892	166,101
February 20, 2016	February 29, 2016	0.002733	109,923	66,508	176,431
March 20, 2016	March 31, 2016	0.002733	122,410	74,913	197,323
April 20, 2016	April 30, 2016	0.002733	120,402	71,051	191,453
May 20, 2016	May 31, 2016	0.002733	137,203	80,646	217,849
June 20, 2016	June 30, 2016	0.002733	164,498	96,964	261,462
July 20, 2016	July 31, 2016	0.002733	186,208	112,114	298,322
August 20, 2016	August 31, 2016	0.002733	201,876	116,537	318,413
September 20, 2016	September 30, 2016	0.002733	209,254	116,629	325,883
			$1,563,738	$910,904	$2,474,642

Record Date	Payment Date	Per Share Per Day	Distributions Paid in Cash	Distributions Paid through the DRIP	Total Distributions Paid/Accrued
Year Ended September 30, 2015
July 20, 2015	July 31, 2015	$0.002740	$21,319	$4,764	$26,083
August 24, 2015	August 31, 2015	0.002740	27,463	8,554	36,017
September 24, 2015	September 30, 2015	0.002740	42,757	20,283	63,040
			$91,539	$33,601	$125,140

Note 11. Selected Quarterly Financial Data (unaudited)

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Total investment income(1)	$1,869,522	$313,120	$1,677,618	$1,397,465
Total operating expenses(1)	903,539	654,573	1,851,433	1,954,191
Less: Expense Reimbursement from Adviser	—	—	—	—
Less: Reduction of offering costs(2)	—	(944,248)	—	—
Net operating expenses	903,539	(289,675)	1,851,433	1,954,191
Net investment income (loss)	965,983	602,795	(173,815)	(556,726)
Net change in unrealized appreciation on investments	58,838	37,569	32,601	287,912
Net change unrealized appreciation on obligations under participation agreements	4,376	55,080	44,276	(75,965)
Net increase (decrease) in net assets resulting from operations	$1,029,197	$695,444	$(96,938)	$(344,779)
Net investment income (loss) per share	$0.14	$0.10	$(0.03)	$(0.12)
Net increase (decrease) in net assets resulting from operations per share	$0.15	$0.11	$(0.02)	$(0.08)
Net asset value per share at period end	$10.00	$9.62	$9.7	$9.92

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 11. Selected Quarterly Financial Data (unaudited)  – (continued)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Total investment income	$1,027,797	$915,997	$828,358	$244,547
Total operating expenses	1,415,041	1,774,705	1,612,647	1,246,861
Less: Expense Reimbursement from Adviser	—	—	—	(576,755)
Net operating expenses	1,415,041	1,774,705	1,612,647	670,106
Net investment loss	(387,244)	(858,708)	(784,289)	(425,559)
Net change in unrealized appreciation on investments	(347,642)	539,854	—	—
Net change in unrealized appreciation on obligations under participation agreements	275,872	(328,444)	—	—
Net decrease in net assets resulting from operations	$(459,014)	$(647,298)	$(784,289)	$(425,559)
Net investment income per share	$(0.10)	$(0.32)	$(0.36)	$(0.33)
Net increase in net assets resulting from operations per share	$(0.12)	$(0.24)	$(0.36)	$(0.33)
Net asset value per share at period end	$10.06	$10.19	$10.24	$10.71

(1)	For the three months ended June 30, 2017, the Company suspended interest income accrual of $0.7 million on two loans, and wrote off $0.5 million of past due interest receivables and $0.3 million of exit fee accruals because recovery of such income and fee was doubtful. Under the terms of the participation agreements, the Company is not obligated to pay the participants their share of the interest income if the borrowers defaulted on their obligations. As a result, for the three months ended June 30, 2017, the Company suspended interest expense accrual of $0.5 million on this loan, and wrote off $0.4 million of interest payable and $0.1 million of exit fee accruals because it is highly unlikely that the Company would recover the interest income and exit fee from the borrower to make such payments. In July 2017, the loan was repaid in full, at which time the Company repaid the obligation under participation agreement in full.
(2)	Subsequent to March 31, 2017 and in response to the general trend in capital raising for non-traded direct participation programs, the Company determined that it is highly unlikely that it will raise capital in an amount sufficient for all cumulative offering costs incurred by Terra Income Advisors to be reimbursed. Accordingly, the Company reduced the estimated amount payable to Terra Income Advisors for cumulative organization and offering costs incurred by $1.4 million for the three months ended June 30, 2017, of which $0.9 million was recorded as Reduction of offering costs on the statements of operations and $0.5 million was recorded as a reduction to Due to Adviser, net on the statements of assets and liabilities.

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 12. Financial Highlights

The following is a schedule of financial highlights for the years ended September 30, 2017 and 2016 and for the period from June 24, 2015 (date that the Minimum Offering Requirement was met) through September 30, 2015:

	Year Ended September 30, 2017	Year Ended September 30, 2016	For the period from June 24, 2015 (date the Minimum Offering Requirement was met) through September 30, 2015
Per share data:
Net asset value at beginning of period	$10.06	$10.97	$10.97
Results of operations(1):
Net investment income (loss)	0.15	(0.99)	0.05
Net change in unrealized appreciation on investments	0.08	0.08	—
Net change in unrealized appreciation on obligations under participation agreements	—	(0.02)	—
Net increase (decrease) in net assets resulting from operations	0.23	(0.93)	0.05
Stockholder distributions(2):
Distributions from return of capital	(0.81)	(1.00)	(0.27)
Distributions from net investment income	(0.08)	—	—
Net decrease in net assets resulting from stockholder distributions	(0.89)	(1.00)	(0.27)
Capital share transactions:
Reduction of transaction charges (Note 4)(3)	0.42	—	—
Other(4)	0.18	1.02	0.22
Net increase in net assets resulting from capital share transactions	0.60	1.02	0.22
Net asset value, end of period	$10.00	$10.06	$10.97
Shares outstanding at end of period	7,530,130	4,222,358	926,357
Total return(5)	8.10%	(0.26)%	(10.36)%
Ratio/Supplemental data:
Net assets, end of period	$75,334,293	$42,474,748	$10,161,072
Ratio of net investment income (loss) to average net assets(6)	1.47%	(9.30)%	1.33%
Ratio of operating expenses to average net assets(6)	7.73%	20.73%	2.81%
Portfolio turnover	33.06%	—	—

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable period.
(2)	The per share data for distributions reflects the actual amount of distributions declared per share during the period.
(3)	Amount is calculated based on total shares outstanding as of September 30, 2017.

Terra Income Fund 6, Inc.

Notes to Financial Statements

Note 12. Financial Highlights  – (continued)

(4)	The continuous issuance of shares of common stock in the Offering as well as pursuant to the DRIP may cause an incremental increase in net asset value per share due to the sale of shares at the then prevailing public offering price and the receipt of net proceeds per share by the Company in excess of the net asset value per share on each subscription closing date. In addition, the timing of the Company’s sales of shares during the year also impacted the net asset value per share.
(5)	Total return is calculated assuming a purchase of shares of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the DRIP.
(6)	For the year ended September 30, 2017, excluding the reduction of offering costs, the ratios of net investment loss and operating expenses to average net assets are (0.19)% and 9.38%, respectively. For the year ended September 30, 2016 and the period ended September 30, 2015, excluding the expense support and conditional reimbursement, the ratio of net investment loss to average net assets was (11.49)% and (13.82)%, respectively, and the ratio of operating expenses to average net assets were 22.91% and 77.96%, respectively.

Note 13. Subsequent Events

The management of the Company has evaluated events and transactions through the date the financial statements were issued, and has determined that there are no material events that would require adjustment to or disclosure in the Company’s financial statements other than those listed below.

From October 1, 2017 through November 20, 2017, the Company has issued 406,037 shares of common stock including shares issued pursuant to the DRIP. Total gross proceeds from these issuances including proceeds from shares issued pursuant to the DRIP were $4.2 million.

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT

TERRA INCOME FUND 6

SUBSCRIPTION AGREEMENT

1. INVESTMENT

Investment Amount $____________ Brokerage Account Number ____________ *(if applicable)*

☐ Initial Investment (minimum is $5,000) ☐ Additional Purchase

Cash, cashier's checks/official bank checks in bearer form, foreign checks, money orders, third-party checks or traveler's checks will **not** be accepted.

2. FORM OF OWNERSHIP *(select only one)*

Non-Custodial Ownership

☐ **Individual or Joint Tenant** *(Joint accounts will be registered as joint tenants with rights of survivorship unless otherwise indicated)*

☐ **Tenants in Common**

☐ **TOD** – *Optional designation of beneficiaries for individual joint owners with rights of survivorship or tenants by the entireties. (Please complete Transfer on Death Registration Form. You may download the form at www.TerraFund6.com)*

☐ **Uniform Gift/Transfer to Minors (UGMA/UTMA) Under the UGMA/UTMA of the State of** ______

☐ **Pension Plan** *(include Plan Documents)*

☐ **Trust** *(include entire trust document)*

☐ **Corporation or Partnership** *(include Corporate Resolutions or Partnership Agreement)*

☐ **Other** *(include title and signature pages)*

____
(please specify)

Custodial Ownership

Third-Party Administered Custodial Plan:

☐ IRA ☐ ROTH/IRA ☐ SEP/IRA ☐ SIMPLE

☐ 401K ☐ KEOGH ☐ PSP

☐ OTHER ____________________
(please specify)

____
Name of Custodian

____
Mailing Address

____________ ______ ________
City State Zip Code

Custodian Information
(To be completed by above Custodian)

____
Custodian Tax ID #

____
Custodian Account #

____
Custodian Phone #

Signature of Custodian(s) or Trustee(s) (if applicable). Current Custodian must sign if investment is for an IRA Account.

____
Authorized Signature (Custodian or Trustee)

____
Date

SUBSCRIPTION AGREEMENT

3. INVESTOR INFORMATION Please print name(s) in which the shares of common stock (the "Shares") of Terra Income Fund 6, Inc. (the "Company") are to be registered.

A. Individual/Trustee/Beneficial Owner

First Name ______ Middle Name ______ Last Name ______

Tax ID or SS# ______ Date of Birth (mm/dd/yyyy) ______

Daytime Phone Number ______ Email Address ______

Street Address ______ City ______ State ______ Zip Code ______

U.S. Driver's License State of Issuance ______ License number ______

Country of Citizenship ______

Residential Street Address *(This section must be completed for verification purposes if mailing address is a P.O. box.)*

Street Address ______ City ______ State ______ Zip Code ______

Any subscriber seeking to purchase Shares pursuant to a discount offered by us must submit such request in writing and set forth the basis for the request. Any such request will be subject to our verification.

B. Joint Owner/Co-Trustee/Minor

First Name ______ Middle Name ______ Last Name ______

Tax ID or SS# ______ Date of Birth (mm/dd/yyyy) ______ Daytime Phone Number ______

Street Address ______ City ______ State ______ Zip Code ______

Country of Citizenship ______

For Transfer Agent Use Only

Investor Check Date ______ Check # ______ Amount ______ Owner Account Number ______

SUBSCRIPTION AGREEMENT

C. Trust/Corporation/Partnership/Other *(Trustee['s] information must be provided in sections 3A and 3B.)*

Entity Name/Title of Trust

Tax ID Number

Date of Trust

If Corporation: ☐ C Corporation ☐ S Corporation

D. Government ID *(Foreign citizens only)*

Identification documents must have a reference number and photo. Please attach a photocopy.

Place of birth:

City

State/Province

Country

Immigration Status: ☐ Permanent resident ☐ Non-permanent resident ☐ Non-resident

Check which type of document you are providing:

☐ U.S. Driver's License ☐ INS Permanent resident alien card ☐ Passport with U.S. Visa

☐ Employment Authorization Document

☐ Passport without U.S. Visa

Bank Name (required)

Account No. (required)

☐ Foreign national identity documents

Bank address (required)

Phone No. (required)

Documents number and country of issuance

Number for the document checked above

SUBSCRIPTION AGREEMENT

4. DISTRIBUTIONS

Complete this section to: (A) enroll in the Distribution Reinvestment Plan; (B) elect to receive distributions by check mailed to you at the address set forth in section 3A above; (C) elect to receive distributions by check mailed to Custodian set forth in section 2 above; (D) receive distributions by check mailed to alternate address; or (E) elect to receive distributions by direct deposit (*select only one option*).

IRA accounts may not direct distributions without the custodian's approval.

I hereby subscribe for Shares and elect the distribution option indicated below:

☐ A. **Distribution Reinvestment Plan** (see Prospectus for details)*

☐ B. **Check Mailed** to the address set forth in section 3A

☐ C. **Check Mailed** to Custodian set forth in section 2

☐ D. **Check Mailed** to alternate address *(complete section below)*

☐ E. **Cash/Direct Deposit** *Non-Custodian Investors only* *(complete section below)***

*The Company requests that each investor that elects to have his or her distributions reinvested in the Distribution Reinvestment Plan agrees to notify the Company and the broker-dealer or registered investment adviser ("RIA") named in this Subscription Agreement in writing at any time there is a material change in his or her financial condition, including failure to meet the minimum income and net worth standards as imposed by the state in which he or she resides. This request in no way shifts the responsibility of the Company's sponsor, and participating broker-dealers and RIAs recommending the purchase of Shares, to make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment based on information provided by you.

I authorize the Company or its agent to deposit my distribution to my checking, savings or brokerage account. This authority will remain in force until I notify the Company in writing to cancel it. In the event that the Company deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Complete this section if you checked item D or E.

Name/Entity Name/Financial Institution

Mailing Address | City | State | Zip Code

ABA/Routing Number, if applicable | Account Number

☐ Checking ☐ Savings ☐ Brokerage/Other

IF FUNDS ARE TO BE SENT TO A BANK, PLEASE ATTACH A VOIDED CHECK TO THIS FORM.

****The above services cannot be established without a pre-printed voided check. For electronic funds transfers, signatures of bank account owners are required exactly as they appear on the bank records. If the registration at the bank differs from that on this Subscription Agreement, all parties must sign below.**

Signature | Signature

SUBSCRIPTION AGREEMENT

5. SUBSCRIBER SIGNATURES

Please carefully read and separately initial each of the representations below. In the case of joint investors, each investor must initial. The undersigned hereby represents (or, in the case of fiduciary accounts, the person authorized to sign on such subscriber's behalf) the following (**you must initial each of the representations below**):

Owner	Co-Owner	
________	________	a) I/We have a minimum net worth (not including home, home furnishings and automobiles) of at least $70,000 and a minimum annual income of at least $70,000; or I/we have a net worth (excluding home, home furnishings and automobiles) of at least $250,000; in the case of sales to fiduciary accounts, the suitability standards must be met by the beneficiary, the fiduciary account or by the donor or grantor who directly or indirectly supplies the funds for the purchase of Shares.
________	________	b) I/We have received the Prospectus of Terra Income Fund 6, Inc.
________	________	c) I/We am/are purchasing Shares for my/our own account.
________	________	d) I/We acknowledge that Shares are not liquid.
________	________	e) If an affiliate of the Company, I/we represent that the Shares are being purchased for investment purposes only and not for immediate resale.

Initial below if applicable:

Owner	Co-Owner	
________	________	f) If I am/we are a resident of **Alabama**, in addition to the general suitability standards above, I/we hereby represent that I/we have a liquid net worth of at least ten times my/our investment in this program and its affiliates.
________	________	g) If I am/we are a resident of **Idaho**, I/we must have either (i) an annual income of $85,000 and a net worth of $85,000 or (ii) a liquid net worth of $300,000. Additionally, my/our investment in the Company and any affiliated non-traded business development companies shall not exceed 10% of my/our liquid net worth. For these purposes, liquid net worth is the portion of my/our net worth that is cash, cash equivalents and readily marketable securities.
________	________	h) If I am/we are a resident of **Iowa**, I/we hereby acknowledge that in addition to the suitability standards above, Iowa requires that I/we limit my/our investment in non-traded business development companies, including my/our investment in the Company's common shares and in its affiliates, to a maximum of 10% of my/our liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities, as determined in conformity with generally acceptable accounting principles applicable in the United States.
________	________	i) If I/we am/are a resident of **Kansas**, I/we acknowledge that it is recommended by the Office of the Securities Commissioner that I/we limit my/our aggregate investment in the securities of the issuer and other non-traded business development companies to not more than 10% of my/our liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities, as determined in conformity with generally acceptable accounting principles applicable in the United States.
________	________	j) If I am/we are a resident of **Kentucky**, I/we certify that, in addition to the suitability standards above, I/we shall not invest, in the aggregate, more than 10% of my/our liquid net worth in the Company's shares or in the shares of the Company's non-publicly traded business development company affiliates.

SUBSCRIPTION AGREEMENT

Owner	Co-Owner	
________	________	k) If I/we am/are a resident of **Maine**, I/we acknowledge that it is recommended by the Maine Office of Securities that my/our aggregate investment in this offering and similar non-traded business development companies not exceed 10% of my/our liquid net worth. For this purpose, "liquid net worth" is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.
________	________	l) If I am/we are a resident of **Massachusetts**, in addition to the suitability standards above, I/we certify that I/we will not invest over 10% of my/our liquid net worth in this offering and in other illiquid direct participation programs.
________	________	m) If I am/we are a resident of **New Jersey**, I/we must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000 or (b) a minimum liquid net worth of $350,000. For these purposes, "liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my/our investment in the Company, the Company's affiliates and other non-publicly traded direct investment programs (including real estate investment trusts, business development programs, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of my/our liquid net worth.
________	________	n) If I/we am/are a resident of **New Mexico**, I/we certify that, in addition to the general suitability standards listed above, my/our investment in the Company's common shares, in the Company's affiliates, and in other non-traded business development companies, will be limited to a maximum of 10% of my/our liquid net worth. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.
________	________	o) If I/we am/are a resident of **North Dakota**, I/we certify that, in addition to the suitability standards relating to net income and net worth, I/we have a net worth of at least ten times my/our investment in the Company.
________	________	p) If I am/we are a resident of **Ohio**, I/we will limit my/our investment in shares of the Company's common stock, in the Company's affiliates and in other non-traded business development companies to not more than 10% of my/our liquid net worth. Liquid net worth is that portion of my/our net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities,
________	________	q) If I am/we are a resident of **Oklahoma**, I/we certify that, in addition to the suitability standards above, my/our purchases of the Company's common shares will not exceed 10% of my/our net worth (not including home, home furnishings and automobiles).
________	________	r) If I/we am/are a resident of **Oregon**, I/we certify that my/our investment in the Company and in the Company's affiliates will be limited to a maximum of 10% of my/our net worth.
________	________	s) If I am/we are a resident of **Tennessee**, I/we certify that, in addition to meeting the general suitability standards stated above, I/we may not invest more than ten percent (10%) of my/our liquid net worth (exclusive of home, home furnishings and automobiles) in this offering or any follow-on offering of this offering. In addition, it is recommended that my/our aggregate investment in this offering and in similar direct participation program investments not exceed 10% of my/our net worth (exclusive of home, home furnishings and automobiles).

SUBSCRIPTION AGREEMENT

6. IMPORTANT INFORMATION

Substitute IRS Form W-9 Certification:

I/We declare that the information supplied in this subscription agreement is true and correct and may be relied upon by the Company in connection with my/our investment in the Company. Under penalties of perjury, each investor signing below certifies that (1) the number shown in the Social Security Number/Tax ID Number field in Section 3 of this Subscription Agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a non-resident alien). **NOTE: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.**

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Owner Signature   Date

Co-Owner Signature   Date

By signing below, you hereby acknowledge receipt of the Prospectus, not less than five (5) business days prior to the signing of this Subscription Agreement. The Prospectus is available at *www.sec.gov*. You are encouraged to read the Prospectus carefully before making any investment decisions. You agree that if this subscription is accepted, it will be held, together with the accompanying payment, on the terms described in the Prospectus. You agree that subscriptions may be rejected in whole or in part by the Company in its sole and absolute discretion. You understand that you will receive a confirmation of your purchase, subject to acceptance by the Company, within 15 days from the date your subscription is received and accepted, and that the sale of Shares pursuant to this subscription agreement will not be effective until at least five business days after the date you have received a final Prospectus.

By signing below, you also acknowledge that you have been advised that the assignability and transferability of the Shares is restricted and governed by the terms of the Prospectus; there are risks associated with an investment in the Shares; and you should not invest in the Shares unless you have an adequate means of providing for your current needs and personal contingencies and have no need for liquidity in this investment.

The Company is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and Social Security/Tax ID number. We may also ask to see other identifying documents. If you do not provide the information, the Company may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. You further agree that the Company may discuss your personal information and your investment in the Shares at any time with your then current financial advisor. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

SUBSCRIPTION AGREEMENT

By signing below, you also acknowledge that:

- **You do not expect to be able to sell your Shares regardless of how the Company performs.**
- **If you are able to sell your Shares, you will likely receive less than your purchase price.**
- **The Company does not intend to list the Shares on any securities exchange during the offering period or for what may be a significant time thereafter, and it does not expect a secondary market in the Shares to develop.**
- **Although the Company has implemented a share repurchase program, only a limited number of Shares are eligible for repurchase. Any such repurchases will be at a 10% discount to the current offering price in effect on the date of repurchase. The Company may suspend or terminate its share repurchase program at any time.**
- **You may not have access to the money you invest for an indefinite period of time until the Company completes a liquidity event. Moreover, there is no assurance that the Company will ever complete a liquidity event.**
- **An investment in the Shares is not suitable for you if you need access to the money you invest.**
- **Distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.**
- **In addition, distributions may be funded in significant part from the reimbursement of the Company's expenses, including through the temporary waiver of investment advisory fees, which will be subject to repayment to the Company's investment adviser. Such waivers and reimbursements may not continue in the future. The repayment of any amounts owed by the Company to its investment advisor will reduce the future distributions to which you would otherwise be entitled.**

____________________________ ________________

Owner Signature — Date

____________________________ ________________

Co-Owner Signature — Date

☐ I/WE AM/ARE EMPLOYEE(S) OF TERRA CAPITAL MARKETS, AN AFFILIATE, BROKER AND/OR AN IMMEDIATE FAMILY MEMBER OF ONE OF THE ABOVE. I ACKNOWLEDGE THAT I WILL NOT BE PAID/CHARGED A COMMISSION FOR THIS PURCHASE, BUT WILL RECEIVE ADDITIONAL SHARES OF THE COMPANY OR FRACTIONS THEREOF.

SUBSCRIPTION AGREEMENT

7. BROKER-DEALER/FINANCIAL ADVISOR INFORMATION

All sales of securities must be made through a broker-dealer. If an RIA introduces a sale, the sale must be conducted through the RIA in his or her capacity as a registered representative of a broker-dealer. The Financial Advisor/RIA must sign below to complete the order.

The undersigned confirms on behalf of the broker-dealer that they (i) are registered and/or properly licensed in the state in which the sale of the Shares to the investor executing this Subscription Agreement has been made and that the offering of the Shares is registered for sale in such state (ii) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (iii) have discussed such investor's prospective purchase of the Shares with such investor; (iv) have advised such investor of all pertinent facts with regard to the fundamental risks of the investment, including the lack of liquidity and marketability of the Shares; (v) have delivered or made available current prospectus of the company relating to the Shares for which you have subscribed, as supplemented and amended through the date hereof (the "Prospectus") and related supplements, if any, to such investor; (vi) have reasonable grounds to believe that the investor is purchasing these Shares for his or her own account; and (vii) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, that the undersigned will obtain and retain records relating to such investor's suitability for a period of six years, that such investor meets the suitability standards applicable to such investor set forth in the Prospectus and related supplements, if any, that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto and that such investor has an understanding of the fundamental risks of the investment, the background and qualifications of the persons managing the Company and the tax consequences of purchasing and owning Shares; and (viii) in the case of an RIA, that the purchase of Shares is in the best interests of the investor. The undersigned Financial Advisor/RIA further represents and certifies that in connection with this subscription for Shares, he/she has complied with and has followed an applicable policies and procedures under his/her firm's existing Anti-Money Laundering Program and Customer Identification Program.

Broker-Dealer ______ Financial Advisor/RIA Name ______

Advisor Mailing Address ______

City ______ State ______ Zip Code ______

Advisor No. ______ Branch No. ______ Advisor CRD No. ______

Email Address ______ Telephone No. ______

Financial Advisor/RIA Signature ______ Date ______ Principal Signature ______ Date ______

RIA (check if applicable)

☐ I am a Registered Investment Advisor and will NOT be paid a commission for this purchase.

SUBSCRIPTION AGREEMENT

8. Delivery Instructions

PLEASE MAIL the properly completed and executed ORIGINALS of the subscription agreement to the address below. For IRA or other Custodial Accounts, mail investor-signed documents to the Custodian for signatures.

Standard Mail and Overnight Mail

Please mail your check for the investment amount made payable to **"UMB Bank, N. A., As Agent for Terra Income Fund 6, Inc."** to the applicable address below:

Standard Mail	*Overnight Mail*
Terra Capital	Terra Capital
PO Box 219686	430 W. 7th St. STE 219686
Kansas City, MO 64121-9686	Kansas City, MO 64105

Wire Transfer

UMB Bank, N.A as Agent for Terra Income Fund 6
ABA Routing #101000695, Account #9872189566
FBO (Name of Investor[s])

If you have any questions, please call your registered representative or Terra Capital Markets, LLC, at (855) 858-1500.

9. Final Review

Section 1
Indicate investment amount in dollars. Make all checks payable to **"UMB Bank, N. A., As Agent for Terra Income Fund 6, Inc."**

Section 2 *Choose type of ownership*

- **Non-Custodial Ownership**
  Accounts with more than one owner must have **ALL PARTIES SIGN** where indicated on page 8. Include **ALL** pages required as indicated in Section 2 for Pension Plans, Trusts or Corporate Partnerships.
- **Custodial Ownership**
  IRA Accounts and other Custodial Accounts: Information must be completed **BY THE CUSTODIAN**. Have all documents signed by appropriate officers as indicated in their Corporate Resolutions (include Corporate Resolutions).

Section 3
Include names, addresses, dates of birth and Social Security or Tax ID numbers for all investors or Trustees.

Section 4
Choose Distribution Allocation option.

Section 5
Have **ALL** owners initial and sign where indicated on pages 5-6.

Section 6
To be signed by the investor or authorized person.

Section 7
To be signed and completed by your Financial Advisor or Registered Investment Adviser.

You should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Maximum Offering of $1,000,000,000 of

Common Stock

PROSPECTUS

February 2, 2018